UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

AB BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2021

Date of reporting period: April 30, 2021

ITEM 1. REPORTS TO STOCKHOLDERS.

APR    04.30.21

SEMI-ANNUAL REPORT

AB ALL MARKET REAL RETURN PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB All Market Real Return Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

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SEMI-ANNUAL REPORT

June 9, 2021

This report provides management’s discussion of fund performance for the AB All Market Real Return Portfolio for the semi-annual reporting period ended April 30, 2021.

The Fund’s investment objective is to maximize real return over inflation.

NAV RETURNS AS OF APRIL 30, 2021 (unaudited)

	6 Months	12 Months

AB ALL MARKET REAL RETURN PORTFOLIO

Class 1 Shares[1]	32.17%	44.46%

Class 2 Shares[1]	32.39%	44.80%

Class A Shares	31.99%	44.22%

Class C Shares	31.63%	43.23%

Advisor Class Shares[2]	32.12%	44.61%

Class R Shares[2]	31.90%	43.72%

Class K Shares[2]	32.06%	44.28%

Class I Shares[2]	32.37%	44.79%

Class Z Shares[2]	32.51%	44.93%

MSCI AC World Commodity Producers Index (net)	53.18%	47.02%

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International All Country (“MSCI AC”) World Commodity Producers Index (net), for the six- and 12-month periods ended April 30, 2021.

During both periods, all share classes of the Fund underperformed the benchmark, before sales charges. For the six-month period, the strategic allocation detracted overall, relative to the benchmark, as real estate, commodity futures and inflation-sensitive equities underperformed commodity producers. Security selection within real estate investment trusts

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(“REITs”), inflation-sensitive equities and currency selection contributed, while selection in commodity equities detracted. The Fund’s tactical overweight to commodity futures contributed, while tactical allocations to REITs and commodity equities detracted.

For the 12-month period, the strategic allocation to real estate and inflation-sensitive equities detracted, relative to the benchmark, as they underperformed commodity producers, while the allocation to commodity futures contributed positively. Security selection within REITs, inflation-sensitive equities and currency contributed, while selection in commodity equities detracted. The Fund’s tactical overweight to commodity futures contributed, while tactical allocations to REITs and commodity equities detracted.

The Fund utilized derivatives for hedging and investment purposes in the form of futures and inflation swaps, which added to absolute returns for both periods; currency forwards and total return swaps detracted for the six-month period and added for the 12-month period; variance swaps detracted for both periods; for the 12-month period, written options added and purchased options detracted from returns.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities reached post-pandemic highs, recording strong double-digit returns for the six-month period ended April 30, 2021. Equity markets suffered a brief setback in November, but favorable news about the efficacy of potential coronavirus vaccines offset market volatility. Massive US fiscal and monetary support under the Biden administration and the start of worldwide vaccine distribution further accelerated the global economic recovery. Toward the end of the period, the emergence of inflationary fears precipitated a rise in longer-term interest rates, which pressured the valuations of many market-leading growth stocks, and boosted a rotation into cyclical and value-oriented shares. Despite concern around a potentially overstimulated economy, inflation data remained muted and yields fell back, easing the rotation toward value stocks and dampening volatility. Small-cap stocks substantially outperformed large-cap stocks on a relative basis, and large and small value-style stocks outperformed their growth-style peers significantly.

Global fixed-income market returns were mixed, with elevated volatility and dispersion between regions and credit sectors. Developed-market government bonds fell sharply in all major developed markets except Japan. Historically low interest rates also set the stage for a sharp rebound in risk assets, which began to significantly rise in November. Emerging-market high-yield sovereign bonds, along with emerging- and developed-market high-yield corporates, led significant gains as investors searched for higher yields. Emerging-market local-currency bonds and investment-grade corporate bonds in Europe and emerging markets also had positive

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results. Investment-grade emerging-market sovereign bonds and US corporates had negative returns yet outperformed developed-market treasuries. Securitized assets were negative but outperformed US Treasuries. The US dollar fell against all major developed-market currencies, except the yen, and against most emerging-market currencies. Brent crude oil prices rebounded significantly on the improved global economic outlook and OPEC+ production cuts. In addition, copper advanced strongly due in part to increased demand for infrastructure and green-energy initiatives.

Inflation assets rallied over the six-month period, with natural resource equities, commodities, REITs and inflation breakevens all posting positive returns. The global vaccine rollout and large US stimulus package kept investor sentiment elevated and benefited economically sensitive cyclical stocks. Natural resource stocks outperformed the broader equity market after lagging for much of the COVID-19 crisis. Reassurance from central banks around the world that stimulus measures would remain in place continued to bolster inflation expectations. Commodities also realized positive returns over the period as investors hoped that a speedy vaccine rollout would allow pent-up demand for goods and services to re-enter the market as early as summer 2021. REITs performed in line with the broader equity market, with hard-hit sectors such as retail and lodging outperforming on a relative basis.

The Fund’s Senior Investment Management Team continues to look for sources of value via asset allocation shifts, active security selection, risk overlay strategies and currency management. The Fund uses a blend of quantitative and fundamental research in order to determine overall portfolio risk, allocate risk across major real asset classes and identify idiosyncratic opportunities.

INVESTMENT POLICIES

The Fund seeks to maximize real return. Real return is the rate of return after adjusting for inflation. The Fund pursues an aggressive investment strategy involving a variety of asset classes. The Fund invests primarily in instruments that the Adviser expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Fund expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in rate of inflation: inflation-indexed fixed-income securities, such as Treasury inflation-protected securities (“TIPS”) and similar bonds issued by governments outside of the United States; commodities; commodity-related equity securities; real estate equity securities; inflation-sensitive equity securities, which the Fund defines as equity securities of companies that

(continued on next page)

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the Adviser believes have the ability to pass along increasing costs to consumers and maintain or grow margins in rising inflation environments, including equity securities of utilities and infrastructure-related companies (“inflation-sensitive equities”); securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate); and currencies. The Fund expects its investments in fixed-income securities to have a broad range of maturities and quality levels.

The Fund seeks inflation protection from investments around the globe, both in developed- and emerging-market countries. In selecting securities for purchase and sale, the Adviser utilizes its qualitative and quantitative resources to determine overall inflation sensitivity, asset allocation and security selection. The Adviser assesses the securities’ risks and inflation sensitivity as well as the securities’ impact on the overall risks and inflation sensitivity of the Fund. When its analysis indicates that changes are necessary, the Adviser intends to implement them through a combination of changes to underlying positions and the use of inflation swaps and other types of derivatives, such as interest rate swaps.

The Fund anticipates that its targeted investment mix, other than its investments in inflation-indexed fixed-income securities, will focus on commodity-related equity securities, commodities and commodity derivatives, real estate equity securities and inflation-sensitive equities to provide a balance between expected return and inflation protection. The Fund may vary its investment allocations among these asset classes, at times significantly. Its commodities investments will include significant exposure to energy commodities, but will also include agricultural products, and industrial and precious metals, such as gold. The Fund’s investments in real estate equity securities will include REITs and other real estate-related securities.

The Fund invests in both US and non-US dollar-denominated equity or fixed-income securities. The Fund may invest in currencies for hedging or investment purposes, both in the spot market and through long or short positions in currency-related derivatives. The Fund does not ordinarily expect to hedge its foreign currency exposure because it will be balanced by investments in US dollar-denominated securities, although it may hedge the exposure under certain circumstances.

The Fund may enter into derivatives, such as options, futures contracts, forwards, swaps or structured notes, to a significant extent, subject to the limits of applicable law. The Fund intends to use leverage for investment purposes through the use of cash made available

(continued on next page)

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by derivatives transactions to make other investments in accordance with its investment policies. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser considers factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser considers the impact of derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

The Fund may seek to gain exposure to physical commodities traded in the commodities markets through use of a variety of derivative instruments, including investments in commodity index-linked notes. The Adviser expects that the Fund will seek to gain exposure to commodities and commodity-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest, without limitation, in commodities and commodity-related instruments. The Fund is subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its net assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

The Fund is “non-diversified”, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI AC World Commodity Producers Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC World Commodity Producers Index is a free float-adjusted, market capitalization index designed to track the performance of global listed commodity producers, including emerging markets. Commodities sectors include: energy, grains, industrial metals, petroleum, precious metals and softs. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, commodity and bond markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

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DISCLOSURES AND RISKS (continued)

Commodity Risk: Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s prospectus, is not subject to all of the investor protections of the

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DISCLOSURES AND RISKS (continued)

1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders.

Real Estate Risk: The Fund’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. For Class 1 shares, go to www.bernstein.com

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DISCLOSURES AND RISKS (continued)

and click on “Investments”, found in the footer, then “Mutual Fund Information—Mutual Fund Performance at a Glance.”

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com. For Class 1 shares, go to www.bernstein.com, click on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports.” Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS 1 SHARES[1]

1 Year	44.46%	44.46%

5 Years	6.42%	6.42%

10 Years	-0.48%	-0.48%

CLASS 2 SHARES[1]

1 Year	44.80%	44.80%

5 Years	6.71%	6.71%

10 Years	-0.23%	-0.23%

CLASS A SHARES

1 Year	44.22%	38.12%

5 Years	6.23%	5.31%

10 Years	-0.62%	-1.05%

CLASS C SHARES

1 Year	43.23%	42.23%

5 Years	5.44%	5.44%

10 Years[2]	-1.34%	-1.34%

ADVISOR CLASS SHARES[3]

1 Year	44.61%	44.61%

5 Years	6.50%	6.50%

10 Years	-0.35%	-0.35%

CLASS R SHARES[3]

1 Year	43.72%	43.72%

5 Years	5.96%	5.96%

10 Years	-0.86%	-0.86%

CLASS K SHARES[3]

1 Year	44.28%	44.28%

5 Years	6.24%	6.24%

10 Years	-0.59%	-0.59%

CLASS I SHARES[3]

1 Year	44.79%	44.79%

5 Years	6.68%	6.68%

10 Years	-0.25%	-0.25%

CLASS Z SHARES[3]

1 Year	44.93%	44.93%

5 Years	6.70%	6.70%

Since Inception[4]	1.49%	1.49%

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.15%, 0.88%, 1.44%, 2.19%, 1.18%, 1.64%, 1.33%, 0.91% and 0.90% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios, exclusive of extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, brokerage commissions and other transaction costs, to 1.30%, 2.05%, 1.05%, 1.55%, 1.30%, 1.05% and 1.05% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2022 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

2	Assumes conversion of Class C shares into Class A shares after 10 years.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Inception date: 1/31/2014.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS 1 SHARES[1]

1 Year	46.86%

5 Years	6.73%

10 Years	-0.65%

CLASS 2 SHARES[1]

1 Year	47.22%

5 Years	7.02%

10 Years	-0.40%

CLASS A SHARES

1 Year	40.43%

5 Years	5.62%

10 Years	-1.22%

CLASS C SHARES

1 Year	44.43%

5 Years	5.74%

10 Years[2]	-1.51%

ADVISOR CLASS SHARES[3]

1 Year	46.83%

5 Years	6.79%

10 Years	-0.52%

CLASS R SHARES[3]

1 Year	46.06%

5 Years	6.26%

10 Years	-1.03%

CLASS K SHARES[3]

1 Year	46.68%

5 Years	6.56%

10 Years	-0.76%

CLASS I SHARES[3]

1 Year	47.40%

5 Years	7.02%

10 Years	-0.42%

CLASS Z SHARES[3]

1 Year	47.17%

5 Years	7.02%

Since Inception[4]	0.77%

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

2	Assumes conversion of Class C shares into Class A shares after 10 years.

3

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Inception date: 1/31/2014.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,319.90	$7.42	1.29%	$7.59	1.32%
Hypothetical**	$1,000	$1,018.40	$6.46	1.29%	$6.61	1.32%
Class C
Actual	$1,000	$1,316.30	$11.72	2.04%	$11.89	2.07%
Hypothetical**	$1,000	$1,014.68	$10.19	2.04%	$10.34	2.07%
Advisor Class
Actual	$1,000	$1,321.20	$5.99	1.04%	$6.16	1.07%
Hypothetical**	$1,000	$1,019.64	$5.21	1.04%	$5.36	1.07%
Class R
Actual	$1,000	$1,319.00	$8.85	1.54%	$9.03	1.57%
Hypothetical**	$1,000	$1,017.16	$7.70	1.54%	$7.85	1.57%
Class K
Actual	$1,000	$1,320.60	$7.25	1.26%	$7.48	1.30%
Hypothetical**	$1,000	$1,018.55	$6.31	1.26%	$6.51	1.30%
Class I
Actual	$1,000	$1,323.70	$4.90	0.85%	$5.07	0.88%
Hypothetical**	$1,000	$1,020.58	$4.26	0.85%	$4.41	0.88%
Class 1
Actual	$1,000	$1,321.70	$6.27	1.09%	$6.45	1.12%
Hypothetical**	$1,000	$1,019.39	$5.46	1.09%	$5.61	1.12%
Class 2
Actual	$1,000	$1,323.90	$4.90	0.85%	$5.07	0.88%
Hypothetical**	$1,000	$1,020.58	$4.26	0.85%	$4.41	0.88%
Class Z
Actual	$1,000	$1,325.10	$4.84	0.84%	$5.02	0.87%
Hypothetical**	$1,000	$1,020.63	$4.21	0.84%	$4.36	0.87%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

April 30, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,197.2

1

All data are as of April 30, 2021. The portfolio breakdown is expressed as an approximate percentage of the Fund’s net assets inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

2

The Fund’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Consolidated Portfolio of Investments” section of the report for additional details).

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 17

PORTFOLIO SUMMARY (continued)

April 30, 2021 (unaudited)

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Royal Dutch Shell PLC – Class B	$26,952,945	2.3%

iShares Global Energy ETF	25,765,137	2.2

Prologis, Inc.	20,691,183	1.7

iShares MSCI Global Metals & Mining Producers ETF	19,245,056	1.6

BP PLC	13,670,552	1.1

Digital Realty Trust, Inc.	12,412,696	1.0

Chevron Corp.	12,117,115	1.0

Mitsui Fudosan Co., Ltd.	11,941,392	1.0

Welltower, Inc.	10,442,675	0.9

Simon Property Group, Inc.	10,421,187	0.9

	$163,659,938	13.7%

1

All data are as of April 30, 2021. The Fund’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Consolidated Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.8% or less in the following: Austria, Belgium, Chile, Denmark, Finland, Greece, India, Ireland, Israel, Luxembourg, Mexico, Netherlands, New Zealand, Norway, Philippines, Russia, Singapore, South Korea, Sweden, Switzerland, Taiwan, Thailand and United Arab Emirates.

2	Long-term investments.

18 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS

April 30, 2021 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 72.0%
Real Estate – 34.4%
Diversified Real Estate Activities – 2.5%
Mitsubishi Estate Co., Ltd.	150,600	$2,478,708
Mitsui Fudosan Co., Ltd.	549,300	11,941,392
New World Development Co., Ltd.	835,750	4,422,512
Sumitomo Realty & Development Co., Ltd.	50,600	1,689,074
Sun Hung Kai Properties Ltd.	486,000	7,310,583
UOL Group Ltd.	329,700	1,902,425

		29,744,694

Diversified REITs – 3.0%
Alexander & Baldwin, Inc.	112,690	2,065,608
Armada Hoffler Properties, Inc.	150,043	2,045,086
Broadstone Net Lease, Inc.	80,450	1,623,481
Cofinimmo SA	12,250	1,878,087
Daiwa House REIT Investment Corp.	1,583	4,239,595
Essential Properties Realty Trust, Inc.	198,070	5,187,453
Fibra Uno Administracion SA de CV	991,230	1,223,318
Growthpoint Properties Ltd.	1,440,142	1,441,880
ICADE	26,520	2,063,733
Land Securities Group PLC	297,780	2,967,394
Merlin Properties Socimi SA	362,400	4,005,370
Nomura Real Estate Master Fund, Inc.	987	1,559,516
Stockland	1,690,396	6,091,635

		36,392,156

Health Care REITs – 2.3%
Medical Properties Trust, Inc.	304,150	6,706,508
Omega Healthcare Investors, Inc.	155,396	5,905,048
Physicians Realty Trust	233,286	4,369,447
Welltower, Inc.	139,180	10,442,675

		27,423,678

Hotel & Resort REITs – 0.8%
Apple Hospitality REIT, Inc.	150,250	2,382,965
Park Hotels & Resorts, Inc.(a)	190,780	4,256,302
RLJ Lodging Trust	155,140	2,503,959

		9,143,226

Industrial REITs – 4.4%
Americold Realty Trust	125,390	5,064,502
Ascendas Real Estate Investment Trust	832,700	1,940,456
Dream Industrial Real Estate Investment Trust	194,124	2,152,634
GLP J-Reit	1,693	2,837,932
Industrial & Infrastructure Fund Investment Corp.	1,353	2,449,907
Mitsui Fudosan Logistics Park, Inc.	403	2,085,837
Plymouth Industrial REIT, Inc.	54,286	1,011,891
Prologis, Inc.	177,561	20,691,183

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 19

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Rexford Industrial Realty, Inc.	91,090	$5,060,050
Segro PLC	358,812	4,984,823
STAG Industrial, Inc.(b)	129,980	4,745,570

		53,024,785

Office REITs – 3.2%
Alexandria Real Estate Equities, Inc.	50,191	9,089,590
Allied Properties Real Estate Investment Trust	77,560	2,691,237
alstria office REIT-AG	110,470	1,977,942
Boston Properties, Inc.	46,710	5,107,738
Cousins Properties, Inc.	133,735	4,904,062
Daiwa Office Investment Corp.	284	2,052,240
Japan Prime Realty Investment Corp.	525	2,131,194
Kilroy Realty Corp.	61,240	4,197,390
Nippon Building Fund, Inc.	670	4,397,203
Orix JREIT, Inc.	429	756,745
True North Commercial Real Estate Investment Trust	146,620	849,314

		38,154,655

Real Estate Development – 2.7%
China Resources Land Ltd.	1,284,000	6,011,779
CIFI Holdings Group Co., Ltd.	6,620,000	5,914,544
CK Asset Holdings Ltd.	317,000	1,984,615
Emaar Properties PJSC	1,560,120	1,575,076
Instone Real Estate Group AG(a)(c)	102,789	3,056,263
Megaworld Corp.	17,716,000	1,156,667
Midea Real Estate Holding Ltd.(b)(c)	2,554,000	5,810,843
Times China Holdings Ltd.	4,535,000	6,454,637

		31,964,424

Real Estate Operating Companies – 3.6%
ADLER Group SA(a)(c)	138,380	4,087,067
Aroundtown SA	461,500	3,553,600
CA Immobilien Anlagen AG	64,239	2,815,121
Central Pattana PCL	421,300	706,959
CTP NV(a)(c)	118,359	1,999,274
Deutsche Wohnen SE	153,960	8,329,026
Fastighets AB Balder – Class B(a)(b)	78,850	4,543,172
Grainger PLC	651,620	2,572,408
Hulic Co., Ltd.	176,200	2,010,186
Kojamo Oyj	94,380	2,043,898
LEG Immobilien SE	35,330	4,915,647
Shurgard Self Storage SA	25,950	1,207,220
SM Prime Holdings, Inc.	1,497,400	1,070,229
Swire Properties Ltd.	661,000	1,972,524
Wharf Real Estate Investment Co., Ltd.	236,000	1,356,299

		43,182,630

20 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Real Estate Services – 0.0%
FirstService Corp.	1,525	$247,717

Residential REITs – 5.5%
American Campus Communities, Inc.	112,580	5,089,742
American Homes 4 Rent – Class A	188,450	6,980,188
Bluerock Residential Growth REIT, Inc.	80,910	767,027
Comforia Residential REIT, Inc.	685	2,195,080
Daiwa Securities Living Investments Corp.	2,130	2,185,938
Equity Residential	5,540	411,234
Essex Property Trust, Inc.	28,400	8,250,768
Independence Realty Trust, Inc.	290,400	4,890,336
Invitation Homes, Inc.	178,360	6,253,302
Killam Apartment Real Estate Investment Trust	296,860	4,574,322
Mid-America Apartment Communities, Inc.	46,640	7,337,871
Minto Apartment Real Estate Investment Trust(c)	135,080	2,400,152
Sun Communities, Inc.	53,407	8,909,890
UDR, Inc.	129,020	5,992,979

		66,238,829

Retail REITs – 3.7%
AEON REIT Investment Corp.	1,201	1,651,452
Brixmor Property Group, Inc.	279,200	6,237,328
CapitaLand Integrated Commercial Trust	1,992,260	3,214,239
Eurocommercial Properties NV(a)	131,000	3,388,649
Link REIT	579,901	5,470,240
Mercialys SA	149,465	1,912,526
NETSTREIT Corp.	126,896	2,643,244
Simon Property Group, Inc.	85,602	10,421,187
SITE Centers Corp.	352,870	5,204,832
Vicinity Centres(b)	3,546,540	4,334,075

		44,477,772

Specialized REITs – 2.7%
CubeSmart	129,690	5,491,075
Digital Realty Trust, Inc.	80,440	12,412,696
EPR Properties(a)	49,810	2,376,435
MGM Growth Properties LLC – Class A	122,436	4,410,145
National Storage Affiliates Trust	111,200	5,052,928
Safestore Holdings PLC	214,090	2,517,621

		32,260,900

		412,255,466

Energy – 9.2%
Integrated Oil & Gas – 7.5%
BP PLC	3,265,510	13,670,552
Chevron Corp.	117,562	12,117,115
Exxon Mobil Corp.	107,464	6,151,239
LUKOIL PJSC (Sponsored ADR)	36,639	2,829,996

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 21

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

OMV AG	31,068	$1,527,255
PetroChina Co., Ltd. – Class H	14,658,000	5,302,797
Petroleo Brasileiro SA (Preference Shares)	1,061,300	4,614,815
Repsol SA	565,749	6,752,940
Royal Dutch Shell PLC – Class A	26,890	505,969
Royal Dutch Shell PLC – Class B	1,506,285	26,952,945
TOTAL SE	219,724	9,711,308

		90,136,931

Oil & Gas Equipment & Services – 0.0%
Baker Hughes Co. – Class A	15,222	305,658

Oil & Gas Exploration & Production – 1.1%
Aker BP ASA	188,683	5,373,551
Canadian Natural Resources Ltd.	11,414	346,464
EOG Resources, Inc.	78,631	5,790,387
Pioneer Natural Resources Co.	5,283	812,684
Woodside Petroleum Ltd.	5,348	93,272

		12,416,358

Oil & Gas Refining & Marketing – 0.5%
ENEOS Holdings, Inc.	954,000	4,103,072
Gevo, Inc.(a)(b)	38,355	260,047
Idemitsu Kosan Co., Ltd.	14,600	349,173
Neste Oyj	2,168	131,101
Parkland Corp./Canada(b)	17,322	556,378
Renewable Energy Group, Inc.(a)	3,531	196,041
Valero Energy Corp.	5,634	416,691
VERBIO Vereinigte BioEnergie AG	3,923	197,848

		6,210,351

Oil & Gas Storage & Transportation – 0.1%
Cheniere Energy, Inc.(a)	9,525	738,378

		109,807,676

Materials – 9.0%
Aluminum – 0.3%
Alcoa Corp.(a)	92,121	3,375,313

Commodity Chemicals – 0.7%
Beijing Sanju Environmental Protection and New Material Co., Ltd.	346,585	285,163
Corteva, Inc.	81,000	3,949,560
Ecopro Co., Ltd.(d)(e)	3,170	213,167
Guangzhou Tinci Materials Technology Co., Ltd.	19,040	197,226
Kuraray Co., Ltd.	30,600	332,628
LG Chem Ltd.	205	171,131
Mitsubishi Chemical Holdings Corp.	60,600	451,136
Mitsui Chemicals, Inc.	22,200	698,855

22 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Orbia Advance Corp. SAB de CV	802,015	$2,243,282
W-Scope Corp.(a)	22,500	142,310

		8,684,458

Construction Materials – 0.6%
Breedon Group PLC(a)	1,388,180	1,978,494
Buzzi Unicem SpA	80,150	2,138,553
CSR Ltd.	39,165	179,869
Fletcher Building Ltd.	420,820	2,187,809
Grupo Cementos de Chihuahua SAB de CV	210,117	1,482,239

		7,966,964

Copper – 0.6%
Antofagasta PLC	35,236	907,684
First Quantum Minerals Ltd.	125,091	2,883,154
Freeport-McMoRan, Inc.	5,841	220,264
Lundin Mining Corp.	160,851	1,943,324
OZ Minerals Ltd.	63,874	1,165,326

		7,119,752

Diversified Chemicals – 0.1%
Daicel Corp.	43,800	338,444
Kemira Oyj	11,637	190,089
LANXESS AG	8,638	635,691

		1,164,224

Diversified Metals & Mining – 2.5%
Anglo American PLC	197,212	8,361,873
BHP Group Ltd.	12,868	468,342
China Molybdenum Co., Ltd.	270,000	182,373
Ganfeng Lithium Co., Ltd.	11,700	196,062
GEM Co., Ltd.	128,500	197,230
Glencore PLC(a)	2,262,259	9,215,133
MMC Norilsk Nickel PJSC (ADR)	55,974	1,912,072
Nanjing Hanrui Cobalt Co., Ltd.	16,800	189,433
Orocobre Ltd.(a)(b)	181,296	933,702
Rio Tinto PLC	105,404	8,828,340
Zhejiang Huayou Cobalt Co., Ltd.(a)	17,000	213,207

		30,697,767

Fertilizers & Agricultural Chemicals – 0.2%
CF Industries Holdings, Inc.	42,440	2,063,857

Gold – 1.2%
Agnico Eagle Mines Ltd.	106,622	6,663,712
AngloGold Ashanti Ltd.	157,011	3,238,704
Northern Star Resources Ltd.	94,964	762,982
Polyus PJSC (GDR)(c)	18,629	1,717,871
Regis Resources Ltd.	431,024	859,273

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 23

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

St. Barbara Ltd.	632,957	$894,626

		14,137,168

Industrial Gases – 0.1%
Air Liquide SA	1,752	295,041
Air Products and Chemicals, Inc.	797	229,919
Linde PLC	1,066	304,705

		829,665

Paper Packaging – 0.1%
Sealed Air Corp.	17,312	855,213
Smurfit Kappa Group PLC	8,011	409,524

		1,264,737

Paper Products – 0.4%
Stora Enso Oyj – Class R	87,810	1,680,021
Suzano SA(a)	243,500	3,078,238

		4,758,259

Precious Metals & Minerals – 0.1%
Industrias Penoles SAB de CV(a)	51,032	655,579

Specialty Chemicals – 0.6%
Albemarle Corp.	1,067	179,437
Beijing Easpring Material Technology Co., Ltd.(a)	16,300	126,718
Chr Hansen Holding A/S(a)	389	35,713
Covestro AG(c)	28,751	1,880,298
Danimer Scientific, Inc.(a)(b)	9,705	247,963
Ecolab, Inc.	1,185	265,582
Evonik Industries AG	64,864	2,270,827
IMCD NV	1,376	199,863
Johnson Matthey PLC	3,912	175,549
Koninklijke DSM NV	1,290	231,297
Livent Corp.(a)	8,839	159,279
Novozymes A/S – Class B	1,148	81,419
Shanghai Putailai New Energy Technology Co., Ltd.	14,560	181,712
Shenzhen Capchem Technology Co., Ltd.	14,200	168,316
Sika AG	1,420	424,101
Symrise AG	1,169	150,959
Umicore SA	15,022	912,776
Wacker Chemie AG	1,292	194,859

		7,886,668

Steel – 1.5%
APERAM SA	65,641	3,397,410
ArcelorMittal SA(a)	153,762	4,469,956
Commercial Metals Co.	9,053	264,529
Evraz PLC	162,837	1,444,091
Fortescue Metals Group Ltd.	50,051	865,948
Steel Dynamics, Inc.	7,620	413,156

24 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Vale SA (Sponsored ADR) – Class B	336,950	$6,779,434

		17,634,524

		108,238,935

Capital Goods – 2.7%
Aerospace & Defense – 0.0%
Hexcel Corp.(a)	3,558	200,707
Huntington Ingalls Industries, Inc.	302	64,121

		264,828

Agricultural & Farm Machinery – 0.1%
Lindsay Corp.	1,330	220,488
Toro Co. (The)	1,827	209,374

		429,862

Building Products – 0.4%
A O Smith Corp.	2,807	190,174
Carrier Global Corp.	30,016	1,308,097
Cie de Saint-Gobain(a)	17,419	1,099,054
Johnson Controls International PLC	4,652	290,006
Kingspan Group PLC	2,058	183,049
Lennox International, Inc.	788	264,248
Masco Corp.	14,079	899,366
Nibe Industrier AB	3,581	130,782
Owens Corning	3,331	322,474
ROCKWOOL International A/S	301	134,637
Xinyi Glass Holdings Ltd.	102,000	361,386

		5,183,273

Construction & Engineering – 0.1%
Arcosa, Inc.	4,372	263,588
Shimizu Corp.	114,900	941,500

		1,205,088

Construction & Farm Machinery & Heavy Trucks – 0.2%
Cummins, Inc.	959	241,706
Volvo AB – Class B(b)	65,570	1,601,257

		1,842,963

Electrical Components & Equipment – 0.8%
ABB Ltd.	7,849	254,952
Acuity Brands, Inc.	9,344	1,733,499
Advent Technologies Holdings, Inc.(a)(b)	21,217	255,028
AFC Energy PLC(a)(b)	173,400	161,757
Amara Raja Batteries Ltd.	15,241	166,088
Ballard Power Systems, Inc.(a)(b)	13,018	284,264
Camel Group Co., Ltd.	126,000	232,504
Ceres Power Holdings PLC(a)	8,100	149,690
Contemporary Amperex Technology Co., Ltd.	3,600	216,338

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 25

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

EnerSys	2,615	$239,482
Eve Energy Co., Ltd.	15,500	211,062
First Solar, Inc.(a)	5,397	413,032
FuelCell Energy, Inc.(a)	17,436	169,304
Gotion High-tech Co., Ltd.(a)	36,500	194,987
GS Yuasa Corp.	5,300	143,464
Hubbell, Inc.	1,819	349,266
Legrand SA	1,586	154,381
Nexans SA(a)	2,646	217,309
nVent Electric PLC	12,144	369,785
Plug Power, Inc.(a)	6,611	188,480
PowerCell Sweden AB(a)(b)	4,042	104,066
Prysmian SpA	29,979	937,940
Rockwell Automation, Inc.	6,497	1,716,897
Schneider Electric SE	1,095	174,714
Signify NV(a)(b)(c)	5,424	308,024
SMA Solar Technology AG(a)	3,763	215,145
Sunrun, Inc.(a)	6,389	313,061

		9,874,519

Heavy Electrical Equipment – 0.3%
Bloom Energy Corp.(a)(b)	8,048	209,007
CS Wind Corp.	2,142	147,156
ITM Power PLC(a)	22,021	158,157
Ming Yang Smart Energy Group Ltd.	60,100	163,767
NARI Technology Co., Ltd.	36,300	178,766
NEL ASA(a)	41,888	121,283
Nordex SE(a)	6,346	183,218
Siemens Energy AG(a)	9,411	314,769
Siemens Gamesa Renewable Energy SA(b)	5,517	199,273
TPI Composites, Inc.(a)	3,889	206,700
Unison Co., Ltd./South Korea(a)	49,039	179,116
Vestas Wind Systems A/S	33,550	1,400,493
Xinjiang Goldwind Science & Technology Co., Ltd. – Class H(b)	88,800	146,313

		3,608,018

Industrial Conglomerates – 0.1%
General Electric Co.	24,763	324,891
Honeywell International, Inc.	510	113,750
Roper Technologies, Inc.	832	371,438

		810,079

Industrial Machinery – 0.6%
Chart Industries, Inc.(a)	2,041	327,846
China Conch Venture Holdings Ltd.	21,000	99,084
Energy Recovery, Inc.(a)	11,738	248,846
Evoqua Water Technologies Corp.(a)	9,276	265,108
GEA Group AG	4,467	196,166
John Bean Technologies Corp.	1,791	260,376
Kurita Water Industries Ltd.	2,000	92,369

26 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

McPhy Energy SA(a)	3,753	$136,146
Mitsubishi Heavy Industries Ltd.	10,700	318,521
Mueller Industries, Inc.	7,252	325,397
NGK Insulators Ltd.	10,300	188,247
Pentair PLC	3,727	240,429
Rexnord Corp.	4,199	209,656
Snap-on, Inc.	6,983	1,659,161
SPX Corp.(a)	4,781	290,015
Techtronic Industries Co., Ltd.	93,000	1,687,463
Trane Technologies PLC	651	113,163
Watts Water Technologies, Inc.	2,375	295,806
Xylem, Inc./NY	869	96,155

		7,049,954

Trading Companies & Distributors – 0.1%
United Rentals, Inc.(a)	1,341	429,053
WW Grainger, Inc.	2,706	1,173,159

		1,602,212

		31,870,796

Utilities – 1.8%
Electric Utilities – 0.7%
Acciona SA	932	162,021
Avangrid, Inc.	7,285	370,806
Contact Energy Ltd.	15,680	84,631
Enel SpA	498,473	4,949,502
Exelon Corp.	6,063	272,471
Iberdrola SA	19,148	258,765
Infratil Ltd.	9,040	46,015
NextEra Energy, Inc.	2,861	221,756
NRG Energy, Inc.	34,749	1,244,709
Orsted AS(c)	1,052	152,924
Red Electrica Corp. SA	8,622	158,283
SSE PLC	5,775	117,080
Terna Rete Elettrica Nazionale SpA	16,273	119,956
Verbund AG(b)	942	77,360

		8,236,279

Gas Utilities – 0.1%
UGI Corp.	37,342	1,632,219

Independent Power and Renewable Electricity Producers – 0.6%
Albioma SA	4,063	183,896
Atlantica Sustainable Infrastructure PLC	8,172	315,031
Azure Power Global Ltd.(a)(b)	9,896	230,478
Boralex, Inc.	9,213	295,320
Brookfield Renewable Corp.	6,174	255,921
China Longyuan Power Group Corp Ltd.	118,000	173,523
EDP Renovaveis SA	104,553	2,491,350

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 27

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Energix-Renewable Energies Ltd.	46,662	$182,926
Enlight Renewable Energy Ltd.(a)	91,194	189,966
Falck Renewables SpA	24,139	176,272
Innergex Renewable Energy, Inc.	18,598	317,746
Meridian Energy Ltd.	28,582	108,956
Neoen SA(a)(c)	3,013	137,961
NextEra Energy Partners LP	3,972	296,113
Omega Geracao SA(a)	20,800	150,102
Ormat Technologies, Inc.	3,296	238,630
RENOVA, Inc.(a)	5,500	173,220
Solaria Energia y Medio Ambiente SA(a)	7,519	154,144
Terna Energy SA	14,860	222,502
TransAlta Renewables, Inc.(b)	22,932	363,248
Xinyi Energy Holdings Ltd.(b)	300,000	145,894

		6,803,199

Independent Power Producers & Energy Traders – 0.1%
AES Corp. (The)	4,550	126,581
Cia Energetica de Sao Paulo (Preference Shares)	38,500	179,315
Clearway Energy, Inc.	10,881	289,217
Drax Group PLC	48,903	275,958
ERG SpA	6,093	182,138
Guangxi Guiguan Electric Power Co., Ltd.	199,000	159,070
Northland Power, Inc.(b)	9,236	318,148

		1,530,427

Multi-Utilities – 0.1%
Algonquin Power & Utilities Corp.	20,130	324,759
E.ON SE	24,657	297,310
National Grid PLC	14,750	185,932
RWE AG	5,545	210,554
Suez SA	1,759	42,042
United Utilities Group PLC	13,662	182,740
Veolia Environnement SA	4,182	133,385

		1,376,722

Water Utilities – 0.2%
Aguas Andinas SA	462,122	131,342
American States Water Co.	3,276	259,426
American Water Works Co., Inc.	1,552	242,097
Beijing Enterprises Water Group Ltd.(a)	604,000	230,689
California Water Service Group	4,775	280,531
Cia de Saneamento Basico do Estado de Sao Paulo	26,900	211,850
Guangdong Investment Ltd.	86,000	132,408
Middlesex Water Co.	2,930	240,319
Pennon Group PLC	3,343	47,751
Severn Trent PLC	2,411	82,529

28 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SJW Group	5,266	$345,186

		2,204,128

		21,782,974

Software & Services – 1.8%
Application Software – 0.4%
Autodesk, Inc.(a)	375	109,466
Cadence Design Systems, Inc.(a)	4,505	593,624
Citrix Systems, Inc.	7,865	974,080
Constellation Software, Inc./Canada	625	917,265
Dropbox, Inc. – Class A(a)	31,881	819,342
Fair Isaac Corp.(a)	1,129	588,672
Intuit, Inc.	726	299,228
Trade Desk, Inc. (The) – Class A(a)	221	161,178
Xero Ltd.(a)	4,773	519,950

		4,982,805

Data Processing & Outsourced Services – 0.3%
Mastercard, Inc. – Class A	3,460	1,321,928
Visa, Inc. – Class A	2,472	577,360
Western Union Co. (The) – Class W	43,956	1,132,306

		3,031,594

Internet Services & Infrastructure – 0.1%
GDS Holdings Ltd. (ADR)(a)	17,220	1,428,743

IT Consulting & Other Services – 0.2%
Accenture PLC – Class A	2,569	744,933
EPAM Systems, Inc.(a)	3,873	1,772,866

		2,517,799

Systems Software – 0.8%
Crowdstrike Holdings, Inc. – Class A(a)	1,487	310,054
Microsoft Corp.	22,427	5,655,641
Oracle Corp.	13,312	1,008,917
ServiceNow, Inc.(a)	2,831	1,433,533
Trend Micro, Inc./Japan	14,300	680,664

		9,088,809

		21,049,750

Food Beverage & Tobacco – 1.3%
Agricultural Products – 0.2%
Archer-Daniels-Midland Co.	5,312	335,347
Bunge Ltd.	20,321	1,715,499
Darling Ingredients, Inc.(a)	3,490	242,380

		2,293,226

Brewers – 0.1%
Kirin Holdings Co., Ltd.	35,700	670,418

Packaged Foods & Meats – 0.9%
a2 Milk Co., Ltd. (The)(a)(b)	30,892	168,892

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 29

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Beyond Meat, Inc.(a)(b)	1,334	$175,661
Danone SA	2,718	191,862
Glanbia PLC	13,758	202,396
Hershey Co. (The)	10,526	1,729,422
Hormel Foods Corp.(b)	6,206	286,717
JBS SA	35,500	196,843
Kerry Group PLC – Class A	1,117	144,787
Marfrig Alimentos SA	63,800	227,738
Minerva SA/Brazil	87,100	155,214
Mowi ASA	143,379	3,537,174
Nestle SA	9,237	1,102,258
Pilgrim’s Pride Corp.(a)	16,153	387,026
Sanderson Farms, Inc.	2,018	332,021
Sao Martinho SA	31,100	178,457
Tyson Foods, Inc. – Class A	18,186	1,408,505
WH Group Ltd.(c)	136,500	118,933

		10,543,906

Tobacco – 0.1%
Philip Morris International, Inc.	17,662	1,677,890

		15,185,440

Media & Entertainment – 1.2%
Interactive Home Entertainment – 0.2%
Electronic Arts, Inc.	9,590	1,362,548
Nintendo Co., Ltd.	1,500	860,479

		2,223,027

Interactive Media & Services – 0.8%
Alphabet, Inc. – Class A(a)	1,333	3,137,216
Alphabet, Inc. – Class C(a)	1,253	3,019,880
Facebook, Inc. – Class A(a)	12,115	3,938,344

		10,095,440

Movies & Entertainment – 0.2%
Netflix, Inc.(a)	4,073	2,091,363

		14,409,830

Semiconductors & Semiconductor Equipment – 1.2%
Semiconductor Equipment – 0.5%
Applied Materials, Inc.	14,755	1,958,136
ASML Holding NV	3,389	2,199,941
Enphase Energy, Inc.(a)	1,290	179,633
GCL-Poly Energy Holdings Ltd.(a)(d)(e)	208,000	53,019
KLA Corp.	495	156,098
Lam Research Corp.	560	347,452
Meyer Burger Technology AG(a)(b)	252,477	117,673
Sino-American Silicon Products, Inc.	17,000	118,206
SolarEdge Technologies, Inc.(a)	886	233,496
Teradyne, Inc.	3,302	413,014
Xinyi Solar Holdings Ltd.	106,000	176,789

		5,953,457

30 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Semiconductors – 0.7%
Advanced Micro Devices, Inc.(a)	4,830	$394,225
Broadcom, Inc.	1,963	895,520
Canadian Solar, Inc.(a)(b)	5,966	246,038
Cree, Inc.(a)	1,471	146,247
Flat Glass Group Co., Ltd.(b)	61,892	190,100
Intel Corp.	3,284	188,928
LONGi Green Energy Technology Co., Ltd. – Class A	15,700	239,504
NVIDIA Corp.	1,150	690,437
QUALCOMM, Inc.	12,572	1,744,993
STMicroelectronics NV	27,946	1,043,818
SunPower Corp.(a)(b)	7,140	183,427
Texas Instruments, Inc.	11,262	2,032,904

		7,996,141

		13,949,598

Pharmaceuticals & Biotechnology – 1.0%
Biotechnology – 0.2%
AbbVie, Inc.	14,945	1,666,368
Amgen, Inc.	1,702	407,867
Jinyu Bio-Technology Co., Ltd.	72,000	242,129

		2,316,364

Life Sciences Tools & Services – 0.4%
Bio-Rad Laboratories, Inc. – Class A(a)	2,113	1,331,465
Eurofins Scientific SE(a)	1,520	150,543
Mettler-Toledo International, Inc.(a)	1,120	1,470,918
Sartorius Stedim Biotech	2,011	923,624
Waters Corp.(a)	2,579	773,365

		4,649,915

Pharmaceuticals – 0.4%
Bayer AG	4,199	271,710
Elanco Animal Health, Inc.(a)	13,207	418,794
Eli Lilly & Co.	11,424	2,087,965
Johnson & Johnson	556	90,478
Merck & Co., Inc.	10,945	815,403
Novo Nordisk A/S – Class B	2,755	203,229
Sumitomo Dainippon Pharma Co., Ltd.	4,800	83,334
Takeda Pharmaceutical Co., Ltd.	32,900	1,098,876
Zoetis, Inc.	1,725	298,477

		5,368,266

		12,334,545

Consumer Durables & Apparel – 1.0%
Apparel, Accessories & Luxury Goods – 0.2%
LVMH Moet Hennessy Louis Vuitton SE	1,032	777,457

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 31

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Pandora A/S(a)	14,752	$1,670,647

		2,448,104

Consumer Electronics – 0.0%
Panasonic Corp.	10,300	120,943

Homebuilding – 0.7%
Construtora Tenda SA	187,200	892,569
Corp. GEO SAB de CV Series B(a)(d)(e)	1,321	– 0	–
Desarrolladora Homex SAB de CV(a)	1,590	2
Installed Building Products, Inc.	1,329	178,950
MRV Engenharia e Participacoes SA	203,700	650,619
Persimmon PLC	59,330	2,566,647
PulteGroup, Inc.	60,220	3,560,206
Urbi Desarrollos Urbanos SAB de CV(a)	9	3

		7,848,996

Household Appliances – 0.1%
Electrolux AB – Class B(b)	55,708	1,563,539

		11,981,582

Retailing – 0.9%
Automotive Retail – 0.0%
Blink Charging Co.(a)(b)	7,638	281,078

Department Stores – 0.1%
Next PLC(a)	10,362	1,116,673

Home Improvement Retail – 0.2%
Home Depot, Inc. (The)	7,975	2,581,268
Lowe’s Cos., Inc.	375	73,594

		2,654,862

Internet & Direct Marketing Retail – 0.6%
Amazon.com, Inc.(a)	1,326	4,597,799
eBay, Inc.	4,525	252,450
HelloFresh SE(a)	17,874	1,482,742
Zalando SE(a)(c)	9,572	995,474

		7,328,465

		11,381,078

Banks – 0.9%
Diversified Banks – 0.5%
Bank of America Corp.	24,759	1,003,482
BNP Paribas SA(a)	7,360	471,906
Danske Bank A/S	26,108	496,254
ING Groep NV(a)	32,318	412,862
JPMorgan Chase & Co.	14,144	2,175,489
National Bank of Canada	6,065	440,929
Societe Generale SA(a)	36,772	1,046,060
Wells Fargo & Co.	5,327	239,981

		6,286,963

32 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Regional Banks – 0.4%
Citizens Financial Group, Inc.	12,006	$555,638
Fifth Third Bancorp	29,349	1,189,808
Mebuki Financial Group, Inc.	358,000	781,126
SVB Financial Group(a)	3,002	1,716,634

		4,243,206

		10,530,169

Diversified Financials – 0.9%
Asset Management & Custody Banks – 0.0%
Ameriprise Financial, Inc.	521	134,626
EQT AB	7,213	243,096

		377,722

Consumer Finance – 0.1%
Ally Financial, Inc.	13,794	709,701
Capital One Financial Corp.	4,224	629,714

		1,339,415

Financial Exchanges & Data – 0.2%
Moody’s Corp.	3,077	1,005,287
S&P Global, Inc.	1,872	730,810

		1,736,097

Investment Banking & Brokerage – 0.3%
Goldman Sachs Group, Inc. (The)	5,835	2,033,206
Raymond James Financial, Inc.	12,689	1,659,467

		3,692,673

Mortgage REITs – 0.0%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(b)	3,878	203,207

Multi-Sector Holdings – 0.2%
Kinnevik AB – Class B(a)(b)	29,760	1,642,503

Other Diversified Financial Services – 0.1%
M&G PLC	411,736	1,235,873

		10,227,490

Technology Hardware & Equipment – 0.8%
Electronic Components – 0.0%
Samsung SDI Co., Ltd.	242	141,251

Electronic Equipment & Instruments – 0.0%
Itron, Inc.(a)	3,408	306,515
Landis+Gyr Group AG(a)	4,189	290,377

		596,892

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 33

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Technology Distributors – 0.2%
Arrow Electronics, Inc.(a)	13,922	$1,588,082
CDW Corp./DE	2,881	513,769

		2,101,851

Technology Hardware, Storage & Peripherals – 0.6%
Apple, Inc.	53,235	6,998,273

		9,838,267

Health Care Equipment & Services – 0.8%
Health Care Distributors – 0.2%
AmerisourceBergen Corp. – Class A	11,608	1,402,246
McKesson Corp.	6,399	1,200,197

		2,602,443

Health Care Equipment – 0.2%
Abbott Laboratories	7,200	864,576
ABIOMED, Inc.(a)	763	244,717
Danaher Corp.	1,485	377,101
IDEXX Laboratories, Inc.(a)	497	272,848
Medtronic PLC	3,894	509,802
ResMed, Inc.	1,845	346,805

		2,615,849

Health Care Supplies – 0.1%
Align Technology, Inc.(a)	1,129	672,353

Health Care Technology – 0.2%
Cerner Corp.	17,195	1,290,485
Teladoc Health, Inc.(a)(b)	3,990	687,677
Veeva Systems, Inc. – Class A(a)	1,825	515,471

		2,493,633

Managed Health Care – 0.1%
Molina Healthcare, Inc.(a)	4,782	1,219,888

		9,604,166

Transportation – 0.6%
Air Freight & Logistics – 0.1%
Kuehne & Nagel International AG	5,436	1,625,336

Highways & Railtracks – 0.4%
Transurban Group(b)	394,235	4,298,845

Marine – 0.1%
Nippon Yusen KK	42,200	1,658,602

		7,582,783

Insurance – 0.6%
Life & Health Insurance – 0.6%
CNP Assurances	81,391	1,423,588
iA Financial Corp., Inc.	26,238	1,477,602

34 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Manulife Financial Corp.	17,357	$379,012
MetLife, Inc.	25,179	1,602,140
Prudential Financial, Inc.	17,598	1,766,135

		6,648,477

Multi-line Insurance – 0.0%
Aviva PLC	36,886	203,926

		6,852,403

Automobiles & Components – 0.5%
Auto Parts & Equipment – 0.3%
Aisin Corp.	44,300	1,705,100
BorgWarner, Inc.	7,273	353,322
Exide Industries Ltd.	53,630	128,415
Lear Corp.	4,009	737,015
Magna International, Inc. – Class A (Canada)	9,043	854,014
Tianneng Power International Ltd.(b)	114,000	209,027

		3,986,893

Automobile Manufacturers – 0.2%
Nissan Motor Co., Ltd.(a)	153,200	769,056
Tesla, Inc.(a)	1,379	978,317

		1,747,373

		5,734,266

Consumer Services – 0.5%
Casinos & Gaming – 0.1%
La Francaise des Jeux SAEM(c)	7,025	360,008

Hotels, Resorts & Cruise Lines – 0.2%
Hilton Grand Vacations, Inc.(a)	60,130	2,679,393

Leisure Facilities – 0.1%
Planet Fitness, Inc.(a)	13,700	1,150,663

Restaurants – 0.1%
Chipotle Mexican Grill, Inc. – Class A(a)	670	999,660
Domino’s Pizza, Inc.	351	148,241

		1,147,901

Specialized Consumer Services – 0.0%
WW International, Inc.(a)	9,445	262,004

		5,599,969

Commercial & Professional Services – 0.3%
Diversified Support Services – 0.1%
Ever Sunshine Lifestyle Services Group Ltd.(c)	560,120	1,377,992

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 35

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Environmental & Facilities Services – 0.1%
Aker Carbon Capture AS(a)	44,952	$91,294
Casella Waste Systems, Inc. – Class A(a)	3,781	253,743
Clean Harbors, Inc.(a)	3,263	290,277
Republic Services, Inc. – Class A	3,318	352,703
Tetra Tech, Inc.	2,219	283,211
TOMRA Systems ASA	2,453	122,546
Waste Management, Inc.	2,269	313,054

		1,706,828

Human Resource & Employment Services – 0.1%
Robert Half International, Inc.	10,009	876,888

		3,961,708

Telecommunication Services – 0.3%
Integrated Telecommunication Services – 0.2%
Infrastrutture Wireless Italiane SpA(c)	198,890	2,320,542
Telenor ASA	29,449	524,634

		2,845,176

Wireless Telecommunication Services – 0.1%
Softbank Corp.	36,400	469,209

		3,314,385

Food & Staples Retailing – 0.2%
Food Retail – 0.1%
Kroger Co. (The)	41,956	1,533,072

Hypermarkets & Super Centers – 0.1%
Walmart, Inc.	6,323	884,651

		2,417,723

Industrials – 0.1%
Machinery – 0.1%
AGCO Corp.	1,427	208,228
CNH Industrial NV(b)	8,738	129,712
Deere & Co.	3,757	1,393,283

		1,731,223

Household & Personal Products – 0.0%
Personal Products – 0.0%
BellRing Brands, Inc.(a)	11,498	296,533

Total Common Stocks (cost $739,035,880)		861,938,755

INVESTMENT COMPANIES – 5.2%
Funds and Investment Trusts – 5.2%(f)
iShares Global Energy ETF(b)	1,042,279	25,765,137

36 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

iShares MSCI Global Metals & Mining Producers ETF	420,106	$19,245,056
VanEck Vectors Agribusiness ETF(b)	54,379	4,970,784
VanEck Vectors Gold Miners ETF	215,430	7,402,175
Vanguard Global ex-U.S. Real Estate ETF	40,940	2,339,311
Vanguard Real Estate ETF(b)	24,600	2,437,368

Total Investment Companies (cost $45,215,125)		62,159,831

SHORT-TERM INVESTMENTS – 19.0%
Investment Companies – 19.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(f)(g)(h) (cost $227,798,062)	227,798,062	227,798,062

Total Investments Before Security Lending Collateral for Securities Loaned – 96.2% (cost $1,012,049,067)		1,151,896,648

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.7%
Investment Companies – 0.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio Class AB, 0.01%(f)(g)(h) (cost $8,438,548)	8,438,548	8,438,548

Total Investments – 96.9% (cost $1,020,487,615)		1,160,335,196
Other assets less liabilities – 3.1%		36,861,247

Net Assets – 100.0%		$1,197,196,443

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Brent Crude Futures	367	September 2021	$23,788,940	$1,070,905
Brent Crude Futures	51	October 2021	3,281,850	969,822
Cattle Feeder Futures	30	May 2021	2,004,000	(157,089)
Cattle Feeder Futures	107	August 2021	7,851,125	(259,065)
Cocoa Futures	49	July 2021	1,167,180	(49,531)
Cocoa Futures	300	September 2021	7,233,000	(198,385)
Coffee Robusta Futures	427	July 2021	6,217,120	(30,317)
Coffee ‘C’ Futures	78	September 2021	4,194,450	334,406
Copper Futures	215	July 2021	24,015,500	1,547,598

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 37

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Corn Futures	821	December 2021	$23,141,938	$1,956,042
Cotton No.2 Futures	143	December 2021	6,081,790	432,079
Gasoline RBOB Futures	110	August 2021	9,300,060	550,270
Gold 100 OZ Futures	186	August 2021	32,918,280	(296,218)
KC HRW Wheat Futures	197	December 2021	7,025,513	1,222,553
Lean Hogs Futures	137	August 2021	5,781,400	210,842
Live Cattle Futures	43	June 2021	2,005,090	11,185
Live Cattle Futures	172	August 2021	8,161,400	23,046
LME Lead Futures	126	May 2021	6,753,600	185,493
LME Lead Futures	95	July 2021	5,114,563	223,178
LME Nickel Futures	136	May 2021	14,402,400	931,598
LME Nickel Futures	151	July 2021	16,013,550	13,292
LME Primary Aluminum Futures	386	May 2021	23,068,325	3,484,970
LME Primary Aluminum Futures	516	July 2021	30,914,850	2,327,030
LME Zinc Futures	220	May 2021	16,040,750	617,205
LME Zinc Futures	204	July 2021	14,926,425	554,965
Low Sulphur Gasoil Futures	146	September 2021	7,854,800	337,122
Natural Gas Futures	358	June 2021	10,661,240	748,115
Natural Gas Futures	581	August 2021	17,267,320	897,602
NY Harbor ULSD Futures	106	August 2021	8,594,141	496,269
Platinum Futures	164	July 2021	9,882,640	(60,825)
S&P 500 E-Mini Futures	133	June 2021	27,759,760	1,911,285
Silver Futures	114	July 2021	14,747,610	(409,198)
Soybean Futures	231	November 2021	15,474,112	1,395,493
Soybean Meal Futures	28	July 2021	1,193,080	(17,367)
Soybean Meal Futures	417	December 2021	16,721,700	650,982
Soybean Oil Futures	473	December 2021	14,766,114	1,491,943
Sugar 11 (World) Futures	287	June 2021	5,458,051	143,549
Wheat Futures (CBT)	207	December 2021	7,583,963	1,208,328
WTI Crude Futures	382	August 2021	23,932,300	1,129,749
WTI Crude Futures	33	November 2021	2,013,990	154,760

Sold Contracts
KC HRW Wheat Futures	34	July 2021	1,195,950	(13,308)
LME Lead Futures	126	May 2021	6,753,600	(298,045)
LME Lead Futures	95	July 2021	5,114,563	(398,291)
LME Nickel Futures	136	May 2021	14,402,400	19,354
LME Nickel Futures	53	July 2021	5,620,650	(335,408)
LME Primary Aluminum Futures	386	May 2021	23,068,325	(2,260,823)
LME Primary Aluminum Futures	143	July 2021	8,567,488	(270,210)
LME Zinc Futures	220	May 2021	16,040,750	(941,655)
LME Zinc Futures	21	July 2021	1,536,544	(59,630)
MSCI Emerging Markets Futures	48	June 2021	3,207,840	(6,699)

				$21,188,966

38 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	HKD	257,719	USD	33,242	08/13/2021	$55,442
Bank of America, NA	CHF	1,267	USD	1,351	05/06/2021	(36,436)
Bank of America, NA	USD	2,777	CHF	2,574	05/06/2021	41,685
Bank of America, NA	USD	2,748	JPY	298,642	05/20/2021	(15,367)
Bank of America, NA	NZD	1,985	USD	1,423	05/25/2021	2,569
Bank of America, NA	USD	4,241	RUB	322,409	05/25/2021	36,253
Bank of America, NA	EUR	4,591	USD	5,459	05/27/2021	(62,742)
Bank of America, NA	NZD	2,962	USD	2,083	05/27/2021	(36,488)
Bank of America, NA	USD	2,729	EUR	2,326	05/27/2021	69,368
Bank of America, NA	USD	2,778	NZD	3,931	05/27/2021	34,900
Bank of America, NA	USD	4,176	AUD	5,398	06/04/2021	(16,355)
Bank of America, NA	ILS	9,425	USD	2,905	06/23/2021	1,810
Bank of America, NA	USD	4,238	ILS	13,809	06/23/2021	15,351
Bank of America, NA	USD	1,667	PLN	6,427	06/24/2021	28,421
Bank of America, NA	USD	836	NOK	7,108	07/15/2021	18,028
Bank of America, NA	USD	4,313	SEK	36,871	07/15/2021	44,932
Bank of America, NA	CHF	3,969	USD	4,372	08/05/2021	15,282
Barclays Bank PLC	USD	4,487	PEN	16,701	05/20/2021	(73,345)
Barclays Bank PLC	USD	5,648	RUB	424,919	05/25/2021	(10,214)
Barclays Bank PLC	USD	4,823	NZD	6,643	05/27/2021	(69,503)
Barclays Bank PLC	AUD	1,937	USD	1,475	06/04/2021	(17,763)
Barclays Bank PLC	USD	14,836	MXN	299,692	06/18/2021	(115,307)
Barclays Bank PLC	CNY	14,560	USD	2,233	06/24/2021	(7,508)
Barclays Bank PLC	KRW	5,377,368	USD	4,818	07/22/2021	7,554
Barclays Bank PLC	PHP	666,997	USD	13,575	07/22/2021	(106,460)
Barclays Bank PLC	USD	13,086	KRW	14,604,883	07/22/2021	(20,516)
Barclays Bank PLC	USD	10,516	PHP	516,288	07/22/2021	74,189
Barclays Bank PLC	MYR	13,603	USD	3,311	09/23/2021	7,003
Barclays Bank PLC	MYR	38,921	USD	9,427	09/23/2021	(27,356)
Barclays Bank PLC	USD	24,365	MYR	100,776	09/23/2021	114,987
BNP Paribas SA	USD	3,476	CHF	3,250	05/06/2021	82,542
BNP Paribas SA	USD	20,799	SEK	174,770	05/19/2021	(151,425)
BNP Paribas SA	NZD	2,874	AUD	2,637	05/27/2021	(25,037)
BNP Paribas SA	USD	3,033	EUR	2,575	05/27/2021	63,166
BNP Paribas SA	AUD	1,813	USD	1,388	06/04/2021	(8,125)
BNP Paribas SA	NZD	3,868	USD	2,800	06/04/2021	32,630
BNP Paribas SA	CZK	97,134	USD	4,443	06/24/2021	(72,419)
BNP Paribas SA	SEK	20,315	USD	2,384	07/15/2021	(17,463)
BNP Paribas SA	USD	3,534	SEK	30,112	07/15/2021	25,885
Citibank, NA	BRL	23,988	USD	4,439	05/04/2021	23,250
Citibank, NA	USD	4,310	BRL	23,988	05/04/2021	105,507
Citibank, NA	USD	3,159	CHF	2,806	05/06/2021	(86,662)
Citibank, NA	CLP	2,101,951	USD	2,904	05/20/2021	(53,405)
Citibank, NA	COP	66,416,758	USD	18,505	05/20/2021	823,918
Citibank, NA	USD	3,478	CLP	2,431,955	05/20/2021	(56,724)
Citibank, NA	USD	5,301	COP	19,446,319	05/20/2021	(124,600)
Citibank, NA	USD	5,936	PEN	22,478	05/20/2021	4,941
Citibank, NA	SGD	2,824	USD	2,124	05/21/2021	1,982
Citibank, NA	USD	10,618	SGD	14,284	05/21/2021	114,817

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 39

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	RUB	425,514	USD	5,589	05/25/2021	$(56,211)
Citibank, NA	USD	2,798	RUB	213,124	05/25/2021	29,853
Citibank, NA	USD	2,869	RUB	215,659	05/25/2021	(7,829)
Citibank, NA	AUD	2,637	USD	2,015	05/27/2021	(16,860)
Citibank, NA	EUR	1,122	USD	1,340	05/27/2021	(10,074)
Citibank, NA	BRL	14,409	USD	2,662	06/02/2021	16,996
Citibank, NA	USD	3,484	HUF	1,045,362	06/24/2021	4,879
Citibank, NA	CAD	1,625	USD	1,298	07/16/2021	(24,106)
Citibank, NA	KRW	4,589,301	USD	4,109	07/22/2021	3,722
Credit Suisse International	CZK	31,927	USD	1,430	06/24/2021	(54,530)
Credit Suisse International	HUF	504,156	USD	1,624	06/24/2021	(58,401)
Credit Suisse International	USD	11,767	CNY	76,939	06/24/2021	70,177
Credit Suisse International	USD	2,382	PLN	9,459	06/24/2021	112,939
Deutsche Bank AG	CHF	14,544	USD	15,930	05/18/2021	(1,191)
Deutsche Bank AG	USD	3,991	SEK	33,432	05/18/2021	(41,388)
Deutsche Bank AG	EUR	3,386	USD	4,091	05/19/2021	19,363
Deutsche Bank AG	JPY	55,263	USD	510	05/19/2021	3,888
Deutsche Bank AG	NOK	33,587	USD	4,053	05/19/2021	18,100
Deutsche Bank AG	USD	504	AUD	649	05/19/2021	(4,448)
Deutsche Bank AG	USD	7,912	GBP	5,685	05/19/2021	(60,623)
Deutsche Bank AG	USD	11,113	NZD	15,410	05/19/2021	(85,846)
Deutsche Bank AG	CLP	9,544,802	USD	13,329	05/20/2021	(98,980)
Deutsche Bank AG	COP	17,994,151	USD	4,811	05/20/2021	20,928
Deutsche Bank AG	PEN	55,904	USD	15,134	05/20/2021	359,035
Deutsche Bank AG	USD	2,935	CLP	2,101,951	05/20/2021	21,797
Deutsche Bank AG	ILS	13,772	USD	4,198	06/23/2021	(44,056)
Deutsche Bank AG	HUF	3,156,033	USD	10,250	06/24/2021	(283,119)
Deutsche Bank AG	INR	196,823	USD	2,645	07/15/2021	19,712
Deutsche Bank AG	USD	11,684	INR	869,492	07/15/2021	(87,079)
Goldman Sachs Bank USA	BRL	66,277	USD	12,349	05/04/2021	148,149
Goldman Sachs Bank USA	USD	1,601	BRL	9,217	05/04/2021	95,523
Goldman Sachs Bank USA	USD	10,560	BRL	57,060	05/04/2021	(55,305)
Goldman Sachs Bank USA	CHF	5,990	USD	6,757	05/06/2021	197,566
Goldman Sachs Bank USA	CAD	10,563	USD	8,517	05/18/2021	(77,191)
Goldman Sachs Bank USA	CAD	10,671	USD	8,604	05/19/2021	(77,998)
Goldman Sachs Bank USA	COP	9,868,855	USD	2,727	05/20/2021	99,547
Goldman Sachs Bank USA	JPY	128,340	USD	1,191	05/20/2021	16,556
Goldman Sachs Bank USA	USD	7,130	JPY	770,471	05/20/2021	(79,063)
Goldman Sachs Bank USA	USD	2,763	SGD	3,706	05/21/2021	22,323
Goldman Sachs Bank USA	RUB	101,854	USD	1,351	05/25/2021	(151)
Goldman Sachs Bank USA	USD	15,077	RUB	1,125,301	05/25/2021	(147,452)
Goldman Sachs Bank USA	USD	10,619	BRL	57,060	06/02/2021	(143,242)
Goldman Sachs Bank USA	USD	1,118	ZAR	16,078	06/17/2021	(16,366)
Goldman Sachs Bank USA	ILS	20,622	USD	6,256	06/23/2021	(96,082)
Goldman Sachs Bank USA	USD	3,128	ILS	10,403	06/23/2021	76,137
Goldman Sachs Bank USA	PLN	29,819	USD	7,865	06/24/2021	(517)
Goldman Sachs Bank USA	TWD	99,809	USD	3,646	07/07/2021	51,187
Goldman Sachs Bank USA	TWD	302,576	USD	10,788	07/22/2021	(128,952)
HSBC Bank USA	CHF	2,928	USD	3,267	05/06/2021	60,856
HSBC Bank USA	AUD	35,108	USD	27,234	05/19/2021	186,105
HSBC Bank USA	USD	8,526	CAD	10,671	05/19/2021	155,891
HSBC Bank USA	EUR	2,839	USD	3,419	05/27/2021	3,599

40 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
HSBC Bank USA	EUR	1,469	USD	1,733	05/27/2021	$(34,007)
HSBC Bank USA	GBP	3,047	USD	4,200	06/17/2021	(8,660)
HSBC Bank USA	USD	4,212	CNY	27,616	06/24/2021	36,769
HSBC Bank USA	USD	4,430	IDR	65,504,698	07/15/2021	57,497
HSBC Bank USA	USD	16,772	HKD	130,379	08/13/2021	16,409
JPMorgan Chase Bank, NA	USD	2,752	COP	9,868,855	05/20/2021	(125,283)
JPMorgan Chase Bank, NA	DKK	14,922	USD	2,400	07/15/2021	(15,843)
JPMorgan Chase Bank, NA	INR	259,879	USD	3,420	07/15/2021	(45,986)
JPMorgan Chase Bank, NA	USD	9,728	INR	732,735	07/15/2021	44,266
Morgan Stanley Capital Services, Inc.	CHF	24,757	USD	27,068	05/19/2021	(50,969)
Morgan Stanley Capital Services, Inc.	JPY	933,340	USD	8,701	05/20/2021	160,545
Morgan Stanley Capital Services, Inc.	JPY	578,578	USD	5,278	05/20/2021	(16,688)
Morgan Stanley Capital Services, Inc.	USD	1,334	JPY	146,240	05/20/2021	4,218
Morgan Stanley Capital Services, Inc.	USD	8,069	JPY	873,368	05/20/2021	(77,132)
Morgan Stanley Capital Services, Inc.	NZD	2,066	USD	1,497	05/27/2021	19,132
Morgan Stanley Capital Services, Inc.	NZD	3,769	USD	2,663	05/27/2021	(34,056)
Morgan Stanley Capital Services, Inc.	USD	9,205	EUR	7,721	05/27/2021	82,541
Morgan Stanley Capital Services, Inc.	USD	1,299	EUR	1,079	05/27/2021	(1,120)
Morgan Stanley Capital Services, Inc.	USD	4,252	GBP	3,047	06/17/2021	(43,088)
Morgan Stanley Capital Services, Inc.	MXN	82,642	USD	4,101	06/18/2021	41,744
Morgan Stanley Capital Services, Inc.	MYR	49,238	USD	11,869	09/23/2021	(91,426)
Morgan Stanley Capital Services, Inc.	USD	5,228	MYR	21,707	09/23/2021	45,452
Natwest Markets PLC	GBP	12,361	USD	17,285	05/19/2021	213,908
Natwest Markets PLC	USD	1,395	COP	5,066,907	05/20/2021	(46,395)
Natwest Markets PLC	EUR	1,583	USD	1,895	05/27/2021	(8,477)
Societe Generale	AUD	5,380	NZD	5,854	06/04/2021	43,525
Standard Chartered Bank	CHF	5,895	USD	6,569	05/06/2021	114,049
Standard Chartered Bank	USD	2,881	COP	10,324,993	05/20/2021	(132,239)
Standard Chartered Bank	EUR	4,080	USD	4,873	05/27/2021	(35,093)
Standard Chartered Bank	NZD	4,143	USD	2,974	05/27/2021	10,102
Standard Chartered Bank	USD	1,369	AUD	1,796	06/04/2021	14,747
Standard Chartered Bank	TWD	118,254	USD	4,222	06/18/2021	(28,646)
Standard Chartered Bank	USD	3,605	TWD	99,809	07/07/2021	(9,710)
Standard Chartered Bank	TWD	203,565	USD	7,357	07/22/2021	12,393
Standard Chartered Bank	USD	5,457	PHP	265,212	07/22/2021	(16,868)
State Street Bank & Trust Co.	USD	2,764	CHF	2,555	05/06/2021	34,714
State Street Bank & Trust Co.	USD	1,792	CHF	1,589	05/06/2021	(51,623)
State Street Bank & Trust Co.	THB	46,935	USD	1,517	05/13/2021	9,466

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 41

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	USD	4,011	THB	125,719	05/13/2021	$26,488
State Street Bank & Trust Co.	USD	6,065	THB	186,938	05/13/2021	(61,771)
State Street Bank & Trust Co.	JPY	1,378,648	USD	13,026	05/20/2021	410,710
State Street Bank & Trust Co.	JPY	152,423	USD	1,386	05/20/2021	(8,825)
State Street Bank & Trust Co.	PEN	20,346	USD	5,463	05/20/2021	86,417
State Street Bank & Trust Co.	USD	8,208	JPY	876,622	05/20/2021	(185,970)
State Street Bank & Trust Co.	USD	178	HKD	1,380	05/21/2021	(339)
State Street Bank & Trust Co.	EUR	12,385	USD	14,795	05/27/2021	(101,298)
State Street Bank & Trust Co.	NZD	174	USD	126	05/27/2021	1,944
State Street Bank & Trust Co.	USD	3,255	EUR	2,726	05/27/2021	23,659
State Street Bank & Trust Co.	USD	3,623	EUR	3,005	05/27/2021	(8,190)
State Street Bank & Trust Co.	USD	2,263	NZD	3,173	05/27/2021	8,106
State Street Bank & Trust Co.	USD	1,816	AUD	2,381	06/04/2021	17,979
State Street Bank & Trust Co.	USD	6,647	GBP	4,832	06/17/2021	26,764
State Street Bank & Trust Co.	USD	283	GBP	203	06/17/2021	(2,416)
State Street Bank & Trust Co.	ZAR	145,133	USD	9,890	06/17/2021	(57,383)
State Street Bank & Trust Co.	MXN	19,935	USD	986	06/18/2021	7,034
State Street Bank & Trust Co.	CAD	1,484	USD	1,188	07/16/2021	(19,518)
State Street Bank & Trust Co.	USD	1,216	CAD	1,520	07/16/2021	20,355
UBS AG	BRL	23,855	USD	4,415	05/04/2021	23,122
UBS AG	USD	4,154	BRL	23,855	05/04/2021	237,201
UBS AG	NZD	17,629	USD	12,650	05/19/2021	35,959
UBS AG	USD	22,906	EUR	19,031	05/19/2021	(19,515)
UBS AG	USD	1,626	JPY	175,643	05/19/2021	(18,722)
UBS AG	USD	15,918	NOK	132,219	05/19/2021	(33,145)
UBS AG	JPY	1,092,294	USD	10,035	05/20/2021	39,491
UBS AG	USD	2,893	JPY	313,684	05/20/2021	(22,069)
UBS AG	EUR	3,596	USD	4,359	05/27/2021	33,875
UBS AG	BRL	7,766	USD	1,429	06/02/2021	3,016
UBS AG	USD	2,912	TWD	80,660	06/18/2021	(12,744)
UBS AG	USD	4,195	CZK	90,997	06/24/2021	35,060
UBS AG	CAD	8,999	USD	7,185	07/16/2021	(137,235)
UBS AG	USD	2,870	PHP	140,004	07/22/2021	1,726

						$1,130,894

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	57,870	03/18/2031	2.378%	CPI	#	Maturity	$179,821	$	– 0	–	$179,821
Goldman Sachs International	USD	133,680	04/26/2027	1.705%	CPI	#	Maturity	5,995,305		– 0	–	5,995,305
Goldman Sachs International	USD	69,760	04/26/2027	2.175%	CPI	#	Maturity	1,455,742		– 0	–	1,455,742
Goldman Sachs International	USD	110,190	04/25/2030	1.900%	CPI	#	Maturity	2,979,141		– 0	–	2,979,141
Goldman Sachs International	USD	58,060	03/16/2031	2.289%	CPI	#	Maturity	432,447		– 0	–	432,447

42 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	USD	34,880	04/26/2027	2.183%	CPI	#	Maturity	$714,398	$	– 0	–	$714,398

								$11,756,854	$	– 0	–	$11,756,854

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
JPMorgan Chase Bank, NA
JPMorgan JMABRF34 Index(1)	0.00%	Quarterly	USD	8,053	06/15/2021	$(133,141)
JPMorgan JMABRF34 Index(2)	0.00%	Quarterly	USD	25,844	06/15/2021	(517,652)

Pay Total Return on Reference Obligation
UBS AG
FTSE EPRA/NAREIT Developed Real Estate Index	3 Month LIBOR Plus 0.14%	Quarterly	USD	12,316	08/16/2021	(1,004,818)
FTSE EPRA/NAREIT Developed Real Estate Index	3 Month LIBOR Plus 0.20%	Quarterly	USD	14,286	09/15/2021	(1,164,126)
FTSE EPRA/NAREIT Developed Real Estate Index	3 Month LIBOR Plus 0.26%	Quarterly	USD	36,859	09/15/2021	(1,828,557)
FTSE EPRA/NAREIT Developed Real Estate Index	3 Month LIBOR Plus 0.225	Quarterly	USD	38,471	04/15/2022	(745,070)

						$(5,393,364)

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received			Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA
USD/JPY 04/19/2022*	6.85%	Maturity	USD	1,445	$(73,024)	$	– 0	–	$(73,024)
UBS AG
USD/JPY 09/30/2021*	7.85	Maturity	USD	1,342	(343,305)		– 0	–	(343,305)

Sale Contracts
Goldman Sachs Bank USA
USD/JPY 09/30/2021*	7.20	Maturity	USD	1,074	198,414		– 0	–	198,414

					$(217,915)	$	– 0	–	$(217,915)

*	Termination date

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2021, the aggregate market value of these securities amounted to $26,723,626 or 2.2% of net assets.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 43

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	Fair valued by the Adviser.

(f)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(g)	Affiliated investments.

(h)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

CZK – Czech Koruna

DKK – Danish Krone

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

IDR – Indonesian Rupiah

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

THB – Thailand Baht

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

CBT – Chicago Board of Trade

CPI – Consumer Price Index

EPRA – European Public Real Estate Association

ETF – Exchange Traded Fund

FTSE – Financial Times Stock Exchange

GDR – Global Depositary Receipt

KC HRW – Kansas City Hard Red Winter

LIBOR – London Interbank Offered Rate

LME – London Metal Exchange

MSCI – Morgan Stanley Capital International

NAREIT – National Association of Real Estate Investment Trusts

PJSC – Public Joint Stock Company

RBOB – Reformulated Gasoline Blend-Stock for Oxygen Blending (Unleaded Gas)

REIT – Real Estate Investment Trust

ULSD – Ultra-Low Sulfur Diesel

WTI – West Texas Intermediate

(1)	The following table represents the (long/(short)) futures basket holdings underlying the total return swap with JPMorgan JMABRF34 Index as of April 30, 2021.

Security Description	Current Notional	Percent of Basket’s Value
Soybean Oil Futures 07/2021	$(2,025,145)	(25.2)%
Corn Futures 07/2021	(2,011,782)	(25.0)%
KC HRW Wheat Futures 07/2021	(2,003,612)	(24.9)%
KC HRW Wheat Futures 12/2021	1,984,028	24.6%
Wheat Futures (CBT) 07/2021	(1,952,798)	(24.3)%
Wheat Futures (CBT) 12/2021	1,939,047	24.1%
Corn Futures 12/2021	1,906,582	23.7%
Sugar #11 (World) Futures 07/2021	(1,880,829)	(23.4)%
Coffee ‘C’ Futures 07/2021	(1,868,921)	(23.2)%
Sugar #11 (World) Futures 10/2021	1,864,926	23.2%
Coffee ‘C’ Futures 12/2021	1,862,216	23.1%
Soybean Oil Futures 12/2021	1,839,360	22.8%
Copper Futures 07/2021	(1,822,782)	(22.6)%
Copper Futures 12/2021	1,822,488	22.6%
Cotton No.2 Futures 07/2021	(1,812,897)	(22.5)%

44 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Security Description	Current Notional	Percent of Basket’s Value
Soybean Futures 07/2021	$(1,790,805)	(22.2)%
Cotton No.2 Futures 12/2021	1,780,057	22.1%
LME Nickel Futures 07/2021	(1,776,698)	(22.1)%
LME Nickel Futures 11/2021	1,774,756	22.0%
LME Primary Aluminum Futures 07/2021	(1,752,524)	(21.8)%
LME Primary Aluminum Futures 11/2021	1,748,706	21.7%
Natural Gas Futures 11/2021	1,738,537	21.6%
Natural Gas Futures 07/2021	(1,729,260)	(21.5)%
Soybean Futures 11/2021	1,728,481	21.5%
LME Zinc Futures 11/2021	1,717,945	21.3%
LME Zinc Futures 07/2021	(1,717,502)	(21.3)%
NY Harbor ULSD Futures 07/2021	(1,708,241)	(21.2)%
NY Harbor ULSD Futures 11/2021	1,705,946	21.2%
Lean Hogs Futures 10/2021	1,692,442	21.0%
Brent Crude Futures 07/2021	(1,688,604)	(21.0)%
Gasoline RBOB Futures 11/2021	1,686,715	20.9%
WTI Crude Futures 07/2021	(1,685,187)	(20.9)%
Lean Hogs Futures 07/2021	(1,682,566)	(20.9)%
WTI Crude Futures 11/2021	1,681,242	20.9%
Brent Crude Futures 11/2021	1,680,197	20.9%
Soybean Meal Futures 07/2021	(1,675,302)	(20.8)%
Gasoline RBOB Futures 07/2021	(1,673,048)	(20.8)%
Soybean Meal Futures 12/2021	1,646,026	20.4%
Live Cattle Futures 10/2021	1,607,860	20.0%
Live Cattle Futures 06/2021	(1,550,936)	(19.3)%

(2)	The following table represents the (long/(short)) futures basket holdings underlying the total return swap with JPMorgan JMABRF34 Index as of April 30, 2021.

Security Description	Current Notional	Percent of Basket’s Value
Soybean Oil Futures 07/2021	$(6,499,571)	(25.2)%
Corn Futures 07/2021	(6,456,684)	(25.0)%
KC HRW Wheat Futures 07/2021	(6,430,464)	(24.9)%
KC HRW Wheat Futures 12/2021	6,367,608	24.6%
Wheat Futures (CBT) 07/2021	(6,267,380)	(24.3)%
Wheat Futures (CBT) 12/2021	6,223,247	24.1%
Corn Futures 12/2021	6,119,052	23.7%
Sugar #11 (World) Futures 07/2021	(6,036,398)	(23.4)%
Coffee ‘C’ Futures 07/2021	(5,998,180)	(23.2)%
Sugar #11 (World) Futures 10/2021	5,985,360	23.2%
Coffee ‘C’ Futures 12/2021	5,976,663	23.1%
Soybean Oil Futures 12/2021	5,903,308	22.8%
Copper Futures 07/2021	(5,850,100)	(22.6)%
Copper Futures 12/2021	5,849,157	22.6%
Cotton No.2 Futures 07/2021	(5,818,375)	(22.5)%
Soybean Futures 07/2021	(5,747,472)	(22.2)%
Cotton No.2 Futures 12/2021	5,712,977	22.1%
LME Nickel Futures 07/2021	(5,702,196)	(22.1)%
LME Nickel Futures 11/2021	5,695,965	22.0%
LME Primary Aluminum Futures 07/2021	(5,624,611)	(21.8)%
LME Primary Aluminum Futures 11/2021	5,612,357	21.7%
Natural Gas Futures 11/2021	5,579,721	21.6%
Natural Gas Futures 07/2021	(5,549,946)	(21.5)%

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 45

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Security Description	Current Notional	Percent of Basket’s Value
Soybean Futures 11/2021	$5,547,447	21.5%
LME Zinc Futures 11/2021	5,513,632	21.3%
LME Zinc Futures 07/2021	(5,512,213)	(21.3)%
NY Harbor ULSD Futures 07/2021	(5,482,487)	(21.2)%
NY Harbor ULSD Futures 11/2021	5,475,124	21.2%
Lean Hogs Futures 10/2021	5,431,783	21.0%
Brent Crude Futures 07/2021	(5,419,464)	(21.0)%
Gasoline RBOB Futures 11/2021	5,413,402	20.9%
WTI Crude Futures 07/2021	(5,408,497)	(20.9)%
Lean Hogs Futures 07/2021	(5,400,087)	(20.9)%
WTI Crude Futures 11/2021	5,395,837	20.9%
Brent Crude Futures 11/2021	5,392,483	20.9%
Soybean Meal Futures 07/2021	(5,376,775)	(20.8)%
Gasoline RBOB Futures 07/2021	(5,369,538)	(20.8)%
Soybean Meal Futures 12/2021	5,282,814	20.4%
Live Cattle Futures 10/2021	5,160,323	20.0%
Live Cattle Futures 06/2021	(4,977,629)	(19.3)%

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

April 30, 2021 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $784,251,005)	$924,098,586	(a)
Affiliated issuers (cost $236,236,610—including investment of cash collateral for securities loaned of $8,438,548)	236,236,610
Cash collateral due from broker	53,332,634
Foreign currencies, at value (cost $2,629,643)	2,616,110
Unrealized appreciation on inflation swaps	11,756,854
Unrealized appreciation on forward currency exchange contracts	5,661,623
Receivable for investment securities sold	5,450,788
Unaffiliated dividends and interest receivable	1,902,589
Receivable for capital stock sold	385,796
Unrealized appreciation on variance swaps	198,414
Receivable for variation margin on futures	20,497
Affiliated dividends receivable	2,119

Total assets	1,241,662,620

Liabilities
Payable for investment securities purchased and foreign currency transactions	12,571,748
Cash collateral due to broker	11,740,000
Payable for collateral received on securities loaned	8,438,548
Unrealized depreciation on total return swaps	5,393,364
Unrealized depreciation on forward currency exchange contracts	4,530,729
Advisory fee payable	757,991
Unrealized depreciation on variance swaps	416,329
Payable for capital stock redeemed	237,979
Distribution fee payable	131,180
Administrative fee payable	25,571
Transfer Agent fee payable	21,069
Directors’ fees payable	2,488
Accrued expenses and other liabilities	199,181

Total liabilities	44,466,177

Net Assets	$1,197,196,443

Composition of Net Assets
Capital stock, at par	$123,925
Additional paid-in capital	1,094,877,574
Distributable earnings	102,194,944

Net Assets	$1,197,196,443

(a)	Includes securities on loan with a value of $23,553,273 (see Note E).

See notes to consolidated financial statements.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 47

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$2,652,441	270,065	$9.82	*

C	$421,771	42,645	$9.89

Advisor	$16,199,268	1,655,894	$9.78

R	$65,439	6,648	$9.84

K	$1,198,697	123,583	$9.70

I	$25,615,182	2,642,676	$9.69

1	$603,049,242	62,672,656	$9.62

2	$9,851	1,000	$9.85

Z	$547,984,552	56,510,241	$9.70

*	The maximum offering price per share for Class A shares was $10.26 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

48 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED STATEMENT OF OPERATIONS

Six Months Ended April 30, 2021 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $528,793)	$12,405,082
Affiliated issuers	22,443
Interest (net of foreign taxes withheld of $117)(a)	(157,763)
Securities lending income	144,197	$12,413,959

Expenses
Advisory fee (see Note B)	4,097,983
Distribution fee—Class A	5,823
Distribution fee—Class C	2,498
Distribution fee—Class R	155
Distribution fee—Class K	1,476
Distribution fee—Class 1	691,716
Transfer agency—Class A	7,543
Transfer agency—Class C	951
Transfer agency—Advisor Class	26,888
Transfer agency—Class R	70
Transfer agency—Class K	1,188
Transfer agency—Class I	3,613
Transfer agency—Class 1	61,579
Transfer agency—Class 2	1
Transfer agency—Class Z	52,187
Custody and accounting	179,686
Registration fees	68,322
Audit and tax	58,931
Administrative	40,043
Printing	24,055
Legal	20,377
Directors’ fees	16,062
Miscellaneous	36,560

Total expenses	5,397,707
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(95,309)

Net expenses		5,302,398

Net investment income		7,111,561

(a)	The negative interest income reflects coupon income adjusted for fluctuations in the inflation index related to inflation-indexed bonds and the amortization of premiums.

See notes to consolidated financial statements.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 49

CONSOLIDATED STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$24,448,835
Forward currency exchange contracts	882,729
Futures	64,537,442
Swaps	(3,845,609)
Foreign currency transactions	3,674,879
Net change in unrealized appreciation/depreciation of:
Investments	188,528,316
Forward currency exchange contracts	(927,935)
Futures	11,110,599
Swaps	73,306
Foreign currency denominated assets and liabilities	26,273

Net gain on investment and foreign currency transactions	288,508,835

Net Increase in Net Assets from Operations	$295,620,396

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$7,111,561	$13,891,611
Net realized gain (loss) on investment and foreign currency transactions	89,698,276	(66,470,870)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	198,810,559	(63,456,198)
Contributions from Affiliates (see Note B)	– 0	–	9,171

Net increase (decrease) in net assets from operations	295,620,396	(116,026,286)
Distributions to Shareholders
Class A	(221,879)	(167,388)
Class C	(9,571)	(4,157)
Advisor Class	(412,387)	(343,095)
Class R	(652)	(3,960)
Class K	(32,508)	(34,127)
Class I	(808,887)	(500,083)
Class 1	(16,708,336)	(11,399,122)
Class 2	(293)	(184)
Class Z	(15,915,046)	(10,352,467)
Capital Stock Transactions
Net increase (decrease)	6,557,075	(83,740,442)

Total increase (decrease)	268,067,912	(222,571,311)
Net Assets
Beginning of period	929,128,531	1,151,699,842

End of period	$1,197,196,443	$929,128,531

See notes to consolidated financial statements.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

April 30, 2021 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 9 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All Market Real Return Portfolio (the “Fund”), a non-diversified portfolio. As part of the Fund’s investment strategy, the Fund seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of April 30, 2021, consolidated net assets of the Fund were $1,197,196,443, of which $267,963,272, or 22%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2, Class Z, and Class T shares. Class B and Class T shares have not been issued. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. As of April 30, 2021, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class 2 shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R, Class K, Class 1, and Class Z shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other

52 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the

54 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2021:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Real Estate	$239,429,116		$172,826,350		$	– 0	–	$412,255,466
Energy	35,135,893		74,671,783			– 0	–	109,807,676
Materials	43,866,176		64,159,592			213,167		108,238,935
Capital Goods	19,066,896		12,803,900			– 0	–	31,870,796
Utilities	11,920,629		9,862,345			– 0	–	21,782,974
Software & Services	19,849,136		1,200,614			– 0	–	21,049,750
Food Beverage & Tobacco	9,048,720		6,136,720			– 0	–	15,185,440
Media & Entertainment	13,549,351		860,479			– 0	–	14,409,830
Semiconductors & Semiconductor Equipment	9,810,548		4,086,031			53,019		13,949,598
Pharmaceuticals & Biotechnology	9,361,100		2,973,445			– 0	–	12,334,545
Consumer Durables & Apparel	6,845,888		5,135,694			0	(a)	11,981,582
Retailing	9,268,931		2,112,147			– 0	–	11,381,078
Banks	7,321,961		3,208,208			– 0	–	10,530,169
Diversified Financials	7,106,018		3,121,472			– 0	–	10,227,490
Technology Hardware & Equipment	9,406,639		431,628			– 0	–	9,838,267
Health Care Equipment & Services	9,604,166		– 0	–		– 0	–	9,604,166
Transportation	– 0	–	7,582,783			– 0	–	7,582,783
Insurance	5,224,889		1,627,514			– 0	–	6,852,403
Automobiles & Components	2,922,668		2,811,598			– 0	–	5,734,266
Consumer Services	5,239,961		360,008			– 0	–	5,599,969
Commercial & Professional Services	2,369,876		1,591,832			– 0	–	3,961,708
Telecommunication Services	– 0	–	3,314,385			– 0	–	3,314,385
Food & Staples Retailing	2,417,723		– 0	–		– 0	–	2,417,723
Industrials	1,601,511		129,712			– 0	–	1,731,223
Household & Personal Products	296,533		– 0	–		– 0	–	296,533
Investment Companies	62,159,831		– 0	–		– 0	–	62,159,831
Short-Term Investments	227,798,062		– 0	–		– 0	–	227,798,062
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	8,438,548		– 0	–		– 0	–	8,438,548

Total Investments in Securities	779,060,770		381,008,240			266,186		1,160,335,196

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1		Level 2			Level 3			Total
Other Financial Instruments(b):
Assets:
Futures	$27,251,030		$	– 0	–	$	– 0	–	$27,251,030	(c)
Forward Currency Exchange Contracts	– 0	–		5,661,623			– 0	–	5,661,623
Inflation (CPI) Swaps	– 0	–		11,756,854			– 0	–	11,756,854
Variance Swaps	– 0	–		198,414			– 0	–	198,414
Liabilities:
Futures	(6,062,064)			– 0	–		– 0	–	(6,062,064	)(c)
Forward Currency Exchange Contracts	– 0	–		(4,530,729)			– 0	–	(4,530,729)
Total Return Swaps	– 0	–		(5,393,364)			– 0	–	(5,393,364)
Variance Swaps	– 0	–		(416,329)			– 0	–	(416,329)

Total	$800,249,736			$388,284,709			$266,186		$1,188,800,631

(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

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4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for Federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for Federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund

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or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the Fund’s average daily net assets. The Adviser agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.30%, 2.05%, 1.05%, 1.55%, 1.30%, 1.05%, 1.30%, 1.05% and 1.05% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2 and Class Z shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2022. For the six months ended April 30, 2021, such reimbursement amounted to $14,278.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2021, the reimbursement for such services amounted to $40,043.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $115,091 for the six months ended April 30, 2021.

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AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $11 from the sale of Class A shares and received $5 and $4 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2021.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2021, such waiver amounted to $80,527.

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2021 is as follows:

Fund	Market Value 10/31/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$229,370	$365,851	$367,423	$227,798	$22
Government Money Market Portfolio*	6,911	206,966	205,438	8,439	1

Total				$236,237	$23

*	Investments of cash collateral for securities lending transactions (see Note E).

During the year ended October 31, 2020, the Adviser reimbursed the Fund $9,171 for trading losses incurred due to a trade entry error.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an

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approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings (and related transactions). As a result, as of May 20, 2021, AXA no longer owns shares of Equitable.

Sales that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”) at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, .25% of the Fund’s average daily net assets attributable to Class K shares and .25% of the Fund’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, Class 2 and Class Z shares. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $159,733, $16,709, $19,717 and $1,939,103 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2021 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$366,646,738		$310,747,196
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$215,589,612
Gross unrealized depreciation	(47,276,596)

Net unrealized appreciation	$168,313,016

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or

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payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2021, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2021, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

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•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

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Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended April 30, 2021, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced

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asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended April 30, 2021, the Fund held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the six months ended April 30, 2021, the Fund held variance swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

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During the six months ended April 30, 2021, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on futures	$1,911,285	*	Receivable/Payable for variation margin on futures	$6,699	*

Commodity contracts	Receivable/Payable for variation margin on futures	25,339,745	*	Receivable/Payable for variation margin on futures	6,055,365	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	5,661,623		Unrealized depreciation on forward currency exchange contracts	4,530,729

Interest rate contracts	Unrealized appreciation on inflation swaps	11,756,854

Commodity contracts				Unrealized depreciation on total return swaps	650,793

Equity contracts				Unrealized depreciation on total return swaps	4,742,571

Foreign currency contracts	Unrealized appreciation on variance swaps	198,414		Unrealized depreciation on variance swaps	416,329

Total		$44,867,921			$16,402,486

*

Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(24,187)	$11,047

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	7,216,928	3,926,761

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	57,344,701	7,172,791

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	882,729	(927,935)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	4,345,360	7,854,707

Commodity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	7,103,261	1,963,297

Foreign exchange contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	9,209	(114,747)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(15,303,439)	(9,629,951)

Total		$61,574,562	$10,255,970

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The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2021:

Futures:
Average notional amount of buy contracts	$352,056,264
Average notional amount of sale contracts	$44,450,761
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$423,834,640
Average principal amount of sale contracts	$489,886,126
Inflation Swaps:
Average notional amount	$461,868,571
Total Return Swaps:
Average notional amount	$174,347,205
Variance Swaps:
Average notional amount	$2,650,626

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

AB All Market Real Return Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Australia and New Zealand Banking Group Ltd.	$55,442	$	– 0	–	$	– 0	–	$	– 0	–	$55,442
Bank of America, NA	308,599	(167,388)	– 0	–	– 0	–	141,211
Barclays Bank PLC	203,733	(203,733)	– 0	–	– 0	–	– 0	–
BNP Paribas SA	204,223	(204,223)	– 0	–	– 0	–	– 0	–
Citibank, NA	1,309,686	(509,495)	– 0	–	– 0	–	800,191
Credit Suisse International	183,116	(112,931)	– 0	–	– 0	–	70,185
Deutsche Bank AG	462,823	(462,823)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	11,768,037	(822,319)	(10,670,000)	– 0	–	275,718
HSBC Bank USA	517,126	(42,667)	– 0	–	– 0	–	474,459
JPMorgan Chase Bank, NA	758,664	(187,112)	(410,000)	– 0	–	161,552

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Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Morgan Stanley Capital Services, Inc.	$353,632	$(314,479)	$	– 0	–	$	– 0	–	$39,153
Natwest Markets PLC	213,908	(54,872)	– 0	–	– 0	–	159,036
Societe Generale	43,525	– 0	–	– 0	–	– 0	–	43,525
Standard Chartered Bank	151,291	(151,291)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	673,636	(497,333)	– 0	–	– 0	–	176,303
UBS AG	409,450	(409,450)	– 0	–	– 0	–	– 0	–

Total	$17,616,891	$(4,140,116)	$(11,080,000)	$	– 0	–	$2,396,775	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$167,388	$(167,388)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	447,972	(203,733)		– 0	–		– 0	–		244,239
BNP Paribas SA	274,469	(204,223)		– 0	–		– 0	–		70,246
Citibank, NA	509,495	(509,495)		– 0	–		– 0	–		– 0	–
Credit Suisse International	112,931	(112,931)		– 0	–		– 0	–		– 0	–
Deutsche Bank AG	706,730	(462,823)		– 0	–		– 0	–		243,907
Goldman Sachs Bank USA/Goldman Sachs International	822,319	(822,319)		– 0	–		– 0	–		– 0	–
HSBC Bank USA	42,667	(42,667)		– 0	–		– 0	–		– 0	–
JPMorgan Chase Bank, NA	187,112	(187,112)		– 0	–		– 0	–		– 0	–
Morgan Stanley Capital Services, Inc.	314,479	(314,479)		– 0	–		– 0	–		– 0	–
Natwest Markets PLC	54,872	(54,872)		– 0	–		– 0	–		– 0	–
Standard Chartered Bank	222,556	(151,291)		– 0	–		– 0	–		71,265
State Street Bank & Trust Co.	497,333	(497,333)		– 0	–		– 0	–		– 0	–
UBS AG	5,329,306	(409,450)		(4,919,856)			– 0	–		– 0	–

Total	$9,689,629	$(4,140,116)		$(4,919,856)		$	– 0	–		$629,657	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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AllianceBernstein Cayman Inflation Strategy, Ltd.

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*	Security Collateral Pledged*			Net Amount of Derivative Liabilities
JPMorgan Chase Bank, NA	$650,793	$	– 0	–	$(280,000)	$	– 0	–	$370,793

Total	$650,793	$	– 0	–	$(280,000)	$	– 0	–	$370,793	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of

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the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the consolidated statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the consolidated statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended April 30, 2021 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$23,553,273	$8,438,548	$16,282,766	$142,967	$1,230	$504

*	As of April 30, 2021.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31, 2020

Class A
Shares sold	39,941	106,944	$375,585	$878,328

Shares issued in reinvestment of dividends	25,555	18,577	214,154	159,388

Shares converted from Class C	23,428	5,054	208,669	40,141

Shares redeemed	(723,813)	(454,169)	(6,405,430)	(3,812,340)

Net decrease	(634,889)	(323,594)	$(5,607,022)	$(2,734,483)

Class C
Shares sold	45	5,106	$393	$41,696

Shares issued in reinvestment of dividends	1,081	428	9,141	3,697

Shares converted to Class A	(23,307)	(5,044)	(208,669)	(40,141)

Shares redeemed	(1,456)	(21,492)	(13,531)	(175,527)

Net decrease	(23,637)	(21,002)	$(212,666)	$(170,275)

Advisor Class
Shares sold	261,622	266,300	$2,348,219	$2,062,690

Shares issued in reinvestment of dividends	35,548	30,646	296,466	261,410

Shares redeemed	(182,083)	(911,996)	(1,600,631)	(6,219,619)

Net increase (decrease)	115,087	(615,050)	$1,044,054	$(3,895,519)

Class R
Shares sold	457	5,559	$4,073	$43,032

Shares issued in reinvestment of dividends	77	467	652	3,960

Shares redeemed	(1,010)	(30,671)	(9,050)	(234,057)

Net decrease	(476)	(24,645)	$(4,325)	$(187,065)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31, 2020

Class K
Shares sold	25,467	111,348	$230,137	$803,021

Shares issued in reinvestment of dividends	3,926	4,034	32,508	34,127

Shares redeemed	(98,156)	(165,165)	(832,105)	(1,162,309)

Net decrease	(68,763)	(49,783)	$(569,460)	$(325,161)

Class I
Shares sold	53,922	275,947	$479,584	$1,888,924

Shares issued in reinvestment of dividends	97,928	59,111	808,887	500,083

Shares redeemed	(387,708)	(200,636)	(3,381,981)	(1,540,739)

Net increase (decrease)	(235,858)	134,422	$(2,093,510)	$848,268

Class 1
Shares sold	7,440,872	7,351,843	$64,697,543	$57,260,027

Shares issued in reinvestment of dividends	1,712,373	1,079,630	14,041,460	9,079,689

Shares redeemed	(9,097,888)	(17,336,540)	(78,773,805)	(130,350,693)

Net increase (decrease)	55,357	(8,905,067)	$(34,802)	$(64,010,977)

Class Z
Shares sold	248,824	669,090	$2,310,525	$4,754,066

Shares issued in reinvestment of dividends	1,926,761	1,223,696	15,915,046	10,352,467

Shares redeemed	(528,899)	(3,826,335)	(4,190,765)	(28,371,763)

Net increase (decrease)	1,646,686	(1,933,549)	$14,034,806	$(13,265,230)

There were no transactions in capital shares for Class 2 for the six months ended April 30, 2021 and the year ended October 31, 2020.

At April 30, 2021, certain AB mutual funds owned approximately 40% of the Fund’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Fund’s performance.

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, commodity and bond markets fluctuate. The value of the Fund’s

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investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Commodity Risk—Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the consolidated statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Subsidiary Risk—By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s Prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders.

Real Estate Risk—The Fund’s investments in the real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.
Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

LIBOR Transition and Associated Risk—A Fund may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the consolidated statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2021.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2021 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2020 and October 31, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$22,804,583	$24,643,711

Total distributions paid	$22,804,583	$24,643,711

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

As of October 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$31,120,422
Accumulated capital and other losses	(131,023,017	)(a)
Unrealized appreciation/(depreciation)	(255,580,416	)(b)

Total accumulated earnings/(deficit)	$(355,483,011	)(c)

(a)	As of October 31, 2020, the Fund had a net capital loss carryforward of $131,023,017.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of Treasury inflation-protected securities, the tax treatment of earnings from the Subsidiary, the tax treatment of swaps, the tax deferral of losses on wash sales, and the tax treatment of partnership investments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the accrual of foreign capital gains tax.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2020, the Fund had a net short-term capital loss carryforward of $90,232,566 and a net long-term capital loss carryforward of $40,790,451, which may be carried forward for an indefinite period.

NOTE J

Subsequent Events

As of April 30, 2021, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Effective May 31, 2021, Class C shares will automatically convert to Class A shares after eight years instead of ten years.

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s consolidated financial statements through this date.

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CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 7.65	$ 8.66	$ 8.53	$ 8.90	$ 8.24	$ 8.13

Income From Investment Operations

Net investment income(a)(b)	.05	.09	.12	.14	.09	.10

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.37	(.96)	.13	(.23)	.76	.11

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	2.42	(.87)	.25	(.09)	.85	.21

Less: Dividends

Dividends from net investment income	(.25)	(.14)	(.12)	(.28)	(.19)	(.10)

Net asset value, end of period	$ 9.82	$ 7.65	$ 8.66	$ 8.53	$ 8.90	$ 8.24

Total Return

Total investment return based on net asset value(d)*	31.99%	(10.11)%	2.97%	(1.11)%	10.45%	2.75%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,652	$6,926	$10,634	$11,478	$11,819	$13,682

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.29	%^	1.29%	1.30%	1.26%	1.27%	1.30%

Expenses, before waivers/reimbursements(e)(f)‡	1.40	%^	1.40%	1.32%	1.27%	1.28%	1.36%

Net investment income(b)	1.07	%^	1.10%	1.42%	1.52%	1.05%	1.23%

Portfolio turnover rate	39%	88%	100%	141%	123%	119%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.04	%^	.04%	.02%	.03%	.04%	.02%

See	footnote summary on pages 88-89.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 7.66	$ 8.63	$ 8.49	$ 8.83	$ 8.17	$ 8.03

Income From Investment Operations

Net investment income(a)(b)	.01	.03	.06	.07	.02	.04

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.39	(.95)	.11	(.23)	.76	.12

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	2.40	(.92)	.17	(.16)	.78	.16

Less: Dividends

Dividends from net investment income	(.17)	(.05)	(.03)	(.18)	(.12)	(.02)

Net asset value, end of period	$ 9.89	$ 7.66	$ 8.63	$ 8.49	$ 8.83	$ 8.17

Total Return

Total investment return based on net asset value(d)*	31.63%	(10.74	)%(g)	2.05	%(g)	(1.82)%	9.73%	2.07	%(g)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$422	$508	$754	$1,225	$1,801	$2,814

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	2.04	%^	2.04%	2.05%	2.01%	2.02%	2.03%

Expenses, before waivers/reimbursements(e)(f)‡	2.21	%^	2.15%	2.07%	2.02%	2.03%	2.11%

Net investment income(b)	.24	%^	.34%	.66%	.78%	.27%	.51%

Portfolio turnover rate	39%	88%	100%	141%	123%	119%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.04	%^	.04%	.02%	.03%	.04%	.02%

See	footnote summary on pages 88-89.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 7.63	$ 8.63	$ 8.51	$ 8.89	$ 8.22	$ 8.13

Income From Investment Operations

Net investment income(a)(b)	.06	.11	.14	.16	.11	.12

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.36	(.95)	.12	(.24)	.77	.11

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	2.42	(.84)	.26	(.08)	.88	.23

Less: Dividends

Dividends from net investment income	(.27)	(.16)	(.14)	(.30)	(.21)	(.14)

Net asset value, end of period	$ 9.78	$ 7.63	$ 8.63	$ 8.51	$ 8.89	$ 8.22

Total Return

Total investment return based on net asset value(d)*	32.12%	(9.79)%	3.15%	(.96)%	10.87%	3.00%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$16,199	$11,761	$18,611	$26,030	$27,670	$25,307

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.04	%^	1.04%	1.05%	1.01%	1.02%	1.04%

Expenses, before waivers/reimbursements(e)(f)‡	1.21	%^	1.14%	1.07%	1.02%	1.02%	1.10%

Net investment income(b)	1.24	%^	1.33%	1.66%	1.77%	1.31%	1.51%

Portfolio turnover rate	39%	88%	100%	141%	123%	119%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.04	%^	.04%	.02%	.03%	.04%	.02%

See	footnote summary on pages 88-89.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 7.53	$ 8.53	$ 8.40	$ 8.79	$ 8.14	$ 8.06

Income From Investment Operations

Net investment income(a)(b)	.03	.07	.10	.11	.07	.07

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.37	(.95)	.11	(.23)	.76	.11

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	2.40	(.88)	.21	(.12)	.83	.18

Less: Dividends

Dividends from net investment income	(.09)	(.12)	(.08)	(.27)	(.18)	(.10)

Net asset value, end of period	$ 9.84	$ 7.53	$ 8.53	$ 8.40	$ 8.79	$ 8.14

Total Return

Total investment return based on net asset value(d)*	31.90%	(10.32)%	2.62%	(1.47)%	10.29%	2.41	%(g)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$65	$54	$271	$271	$239	$201

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.54	%^	1.54%	1.55%	1.55%	1.54%	1.54%

Expenses, before waivers/reimbursements(e)(f)‡	1.56	%^	1.60%	1.57%	1.58%	1.60%	1.66%

Net investment income(b)	.73	%^	.92%	1.16%	1.24%	.81%	.91%

Portfolio turnover rate	39%	88%	100%	141%	123%	119%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.04	%^	.04%	.02%	.03%	.04%	.02%

See footnote summary on pages 88-89.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 7.55	$ 8.55	$ 8.42	$ 8.80	$ 8.15	$ 8.07

Income From Investment Operations

Net investment income(a)(b)	.04	.08	.12	.13	.09	.10

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.35	(.94)	.13	(.23)	.75	.11

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	2.39	(.86)	.25	(.10)	.84	.21

Less: Dividends

Dividends from net investment income	(.24)	(.14)	(.12)	(.28)	(.19)	(.13)

Net asset value, end of period	$ 9.70	$ 7.55	$ 8.55	$ 8.42	$ 8.80	$ 8.15

Total Return

Total investment return based on net asset value(d)*	32.06%	(10.10)%	3.03%	(1.20)%	10.48%	2.81%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,199	$1,453	$2,069	$2,604	$2,265	$1,888

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.26	%^	1.28%	1.27%	1.26%	1.28%	1.29%

Expenses, before waivers/reimbursements(e)(f)‡	1.28	%^	1.29%	1.28%	1.27%	1.29%	1.35%

Net investment income(b)	1.02	%^	1.08%	1.44%	1.52%	1.05%	1.23%

Portfolio turnover rate	39%	88%	100%	141%	123%	119%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.04	%^	.04%	.02%	.03%	.04%	.02%

See footnote summary on pages 88-89.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 7.58	$ 8.58	$ 8.46	$ 8.83	$ 8.17	$ 8.11

Income From Investment Operations

Net investment income(a)(b)	.06	.12	.15	.17	.12	.12

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.34	(.94)	.13	(.22)	.77	.11

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	2.40	(.82)	.28	(.05)	.89	.23

Less: Dividends

Dividends from net investment income	(.29)	(.18)	(.16)	(.32)	(.23)	(.17)

Net asset value, end of period	$ 9.69	$ 7.58	$ 8.58	$ 8.46	$ 8.83	$ 8.17

Total Return

Total investment return based on net asset value(d)*	32.37%	(9.76)%	3.39%	(.69)%	10.98%	3.03	%(g)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$25,615	$21,817	$23,541	$12,213	$16,753	$15,646

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.85	%^	.86%	.85%	.83%	.85%	.91%

Expenses, before waivers/reimbursements(e)(f)‡	.86	%^	.87%	.86%	.84%	.86%	.92%

Net investment income(b)	1.43	%^	1.49%	1.79%	1.96%	1.48%	1.61%

Portfolio turnover rate	39%	88%	100%	141%	123%	119%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.04	%^	.04%	.02%	.03%	.04%	.02%

See footnote summary on pages 88-89.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 7.52	$ 8.51	$ 8.39	$ 8.76	$ 8.11	$ 8.05

Income From Investment Operations

Net investment income(a)(b)	.05	.10	.13	.15	.10	.11

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.32	(.93)	.12	(.22)	.76	.10

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	2.37	(.83)	.25	(.07)	.86	.21

Less: Dividends

Dividends from net investment income	(.27)	(.16)	(.13)	(.30)	(.21)	(.15)

Net asset value, end of period	$ 9.62	$ 7.52	$ 8.51	$ 8.39	$ 8.76	$ 8.11

Total Return

Total investment return based on net asset value(d)*	32.17%	(9.94)%	3.14%	(.92)%	10.69%	2.82	%(g)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$603,049	$470,635	$608,485	$641,891	$649,421	$505,143

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.09	%^	1.10%	1.09%	1.08%	1.09%	1.15%

Expenses, before waivers/reimbursements(e)(f)‡	1.10	%^	1.11%	1.10%	1.08%	1.10%	1.16%

Net investment income(b)	1.18	%^	1.26%	1.62%	1.71%	1.24%	1.38%

Portfolio turnover rate	39%	88%	100%	141%	123%	119%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.04	%^	.04%	.02%	.03%	.04%	.02%

See footnote summary on pages 88-89.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 7.70	$ 8.71	$ 8.58	$ 8.96	$ 8.29	$ 8.22

Income From Investment Operations

Net investment income(a)(b)	.07	.12	.16	.18	.13	.13

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.37	(.95)	.13	(.24)	.77	.11

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	2.44	(.83)	.29	(.06)	.90	.24

Less: Dividends

Dividends from net investment income	(.29)	(.18)	(.16)	(.32)	(.23)	(.17)

Net asset value, end of period	$ 9.85	$ 7.70	$ 8.71	$ 8.58	$ 8.96	$ 8.29

Total Return

Total investment return based on net asset value(d)*	32.39%	(9.70)%	3.46%	(.77)%	10.96%	3.17%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$10	$8	$9	$9	$9	$8

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.85	%^	.82%	.81%	.82%	.82%	.90%

Expenses, before waivers/reimbursements(e)(f)‡	.87	%^	.84%	.81%	.82%	.83%	.90%

Net investment income(b)	1.45	%^	1.53%	1.90%	1.95%	1.50%	1.60%

Portfolio turnover rate	39%	88%	100%	141%	123%	119%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.04	%^	.04%	.02%	.03%	.04%	.02%

See footnote summary on pages 88-89.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 7.58	$ 8.58	$ 8.46	$ 8.83	$ 8.17	$ 8.11

Income From Investment Operations

Net investment income(a)(b)	.06	.12	.16	.17	.13	.12

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.35	(.94)	.12	(.22)	.76	.11

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	2.41	(.82)	.28	(.05)	.89	.23

Less: Dividends

Dividends from net investment income	(.29)	(.18)	(.16)	(.32)	(.23)	(.17)

Net asset value, end of period	$ 9.70	$ 7.58	$ 8.58	$ 8.46	$ 8.83	$ 8.17

Total Return

Total investment return based on net asset value(d)*	32.51%	(9.75)%	3.37%	(.68)%	10.98%	3.09%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$547,985	$415,967	$487,326	$1,013,733	$692,895	$8,634

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.84	%^	.85%	.84%	.83%	.82%	.92%

Expenses, before waivers/reimbursements(e)(f)‡	.85	%^	.86%	.85%	.84%	.83%	.92%

Net investment income(b)	1.44	%^	1.51%	1.89%	1.86%	1.60%	1.56%

Portfolio turnover rate	39%	88%	100%	141%	123%	119%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.04	%^	.04%	.02%	.03%	.04%	.02%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the six months ended April 30, 2021 and the years ended October 31, 2020, October 31, 2019, October 31, 2018 and October 31, 2017, such waiver amounted to .01% (annualized), .01%, .01%, .01% and .01%, respectively.

(f)	The expense ratios presented below exclude interest/bank overdraft:

	Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31,
		2020	2019	2018	2017	2016
Class A
Net of waivers/reimbursements	N/A	N/A	1.29%	N/A	N/A	N/A
Before waivers/reimbursements	N/A	N/A	1.32%	N/A	N/A	N/A
Class C
Net of waivers/reimbursements	N/A	N/A	2.04%	N/A	N/A	N/A
Before waivers/reimbursements	N/A	N/A	2.07%	N/A	N/A	N/A
Advisor Class
Net of waivers/reimbursements	N/A	N/A	1.04%	N/A	N/A	N/A
Before waivers/reimbursements	N/A	N/A	1.06%	N/A	N/A	N/A
Class R
Net of waivers/reimbursements	N/A	N/A	1.54%	N/A	N/A	N/A
Before waivers/reimbursements	N/A	N/A	1.57%	N/A	N/A	N/A
Class K
Net of waivers/reimbursements	N/A	N/A	1.27%	N/A	N/A	N/A
Before waivers/reimbursements	N/A	N/A	1.28%	N/A	N/A	N/A
Class I
Net of waivers/reimbursements	N/A	N/A	.84%	N/A	N/A	N/A
Before waivers/reimbursements	N/A	N/A	.85%	N/A	N/A	N/A
Class 1
Net of waivers/reimbursements	N/A	N/A	1.09%	N/A	N/A	N/A
Before waivers/reimbursements	N/A	N/A	1.09%	N/A	N/A	N/A
Class 2
Net of waivers/reimbursements	N/A	N/A	.81%	N/A	N/A	N/A
Before waivers/reimbursements	N/A	N/A	.81%	N/A	N/A	N/A
Class Z
Net of waivers/reimbursements	N/A	N/A	.83%	N/A	N/A	N/A
Before waivers/reimbursements	N/A	N/A	.84%	N/A	N/A	N/A

(g)

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended October 31, 2020 and October 31, 2019 by .02% and .07%, respectively.

^	Annualized.

See notes to consolidated financial statements.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Vinod Chathlani(2), Vice President Daniel J. Loewy(2), Vice President Leon Zhu(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s All Market Real Return Portfolio Team. Messrs. Chathlani, Loewy and Zhu are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB All Market Real Return Portfolio (the “Fund”) at a meeting held by video conference on August 4-5, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

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Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5-, and 10-year periods ended May 31, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

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The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund

96 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level (which was well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 97

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to April 30, 2021, High Yield Portfolio was named FlexFee High Yield Portfolio.

98 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

NOTES

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 99

NOTES

100 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

AB ALL MARKET REAL RETURN PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

AMRR-0152-0421

APR    04.30.21

SEMI-ANNUAL REPORT

AB BOND INFLATION STRATEGY

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Bond Inflation Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB BOND INFLATION STRATEGY | 1

SEMI-ANNUAL REPORT

June 7, 2021

This report provides management’s discussion of fund performance for the AB Bond Inflation Strategy for the semi-annual reporting period ended April 30, 2021.

The Fund’s investment objective is to maximize real return without assuming what the Adviser considers to be undue risk.

NAV RETURNS AS OF APRIL 30, 2021 (unaudited)

	6 Months	12 Months

AB BOND INFLATION STRATEGY

Class 1 Shares[1]	4.32%	13.40%

Class 2 Shares[1]	4.37%	13.53%

Class A Shares	4.29%	13.33%

Class C Shares	3.86%	12.45%

Advisor Class Shares[2]	4.40%	13.59%

Class R Shares[2]	4.10%	12.99%

Class K Shares[2]	4.19%	13.21%

Class I Shares[2]	4.36%	13.58%

Class Z Shares[2]	4.35%	13.57%

Bloomberg Barclays 1-10 Year TIPS Index	3.38%	7.32%

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays 1-10 Year Treasury Inflation-Protected Securities (“TIPS”) Index, for the six- and 12-month periods ended April 30, 2021.

During the six-month period, all share classes outperformed the benchmark, before sales charges. Off-benchmark sector allocation was the primary contributor, relative to the benchmark, mostly from allocations to investment-grade corporate bonds and Consumer Price Index (“CPI”) swaps that were partially offset by investment-grade credit default swaps. The Fund’s exposure to inflation breakevens also contributed. Currency decisions detracted, as losses primarily from exposures to the Canadian dollar, Australian dollar and Swedish krona were greater than a gain in the euro.

2 | AB BOND INFLATION STRATEGY	abfunds.com

During the 12-month period, all share classes outperformed the benchmark, before sales charges. Off-benchmark sector allocation was the main contributor to outperformance, mostly from allocations to investment-grade corporate bonds, agency risk-sharing transactions, commercial mortgage-backed securities and CPI swaps that were partially offset by investment-grade credit default swaps and interest rate swaps. The Fund’s exposure to inflation breakevens also contributed. Currency decisions detracted, as losses primarily from exposures to the Canadian dollar, Australian dollar, New Zealand dollar and Swedish krona were greater than a gain in the euro.

During both periods, the Fund utilized currency forwards to hedge currency risk and actively manage currency positions. Credit default swaps were utilized in the corporate and commercial mortgage-backed securities sectors for hedging and investment purposes. Treasury futures and interest rate swaps were utilized to manage duration, country exposure and yield-curve positioning. CPI swaps were used to hedge inflation and for investment purposes, which added to absolute returns for both periods. Total return swaps and written options were used in the corporate sector for hedging and investment purposes. Written swaptions were used for hedging and investment purposes, which added for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

Global fixed-income market returns were mixed over the six-month period ended April 30, 2021, with elevated volatility and dispersion between regions and credit sectors. After the positive impact of massive fiscal stimulus enacted by governments and central bank monetary policies, longer-term treasury yields continued to steadily rise during the period, based on expectations of an economic growth recovery. Developed-market government bond returns fell sharply in all major developed markets except Japan, where treasury returns were slightly positive. Historically low interest rates also set the stage for a sharp rebound in risk assets, which began to significantly rise in November, when positive vaccine news extended the credit rally. Emerging-market high-yield hard-currency sovereign bonds, along with emerging- and developed-market high-yield corporate bonds, led significant gains against developed-market treasuries with strong positive returns, as investors searched for higher yields in a period of historically low interest rates. Emerging-market local-currency bonds and investment-grade corporate bonds in Europe and emerging markets also had positive results. Investment-grade emerging-market sovereign bonds and US corporate bonds had negative returns, yet outperformed developed-market treasuries. Securitized assets outperformed US Treasuries, with slightly negative results. The US dollar fell against all major developed-market currencies except the yen and also fell against most emerging-market currencies during the period. Brent crude oil prices significantly rebounded on the improved global economic outlook and OPEC+ production cuts, and copper advanced near an all-time high partly due to increased demand for infrastructure and green-energy initiatives.

abfunds.com	AB BOND INFLATION STRATEGY | 3

INVESTMENT POLICIES

The Fund seeks real return. Real return is the rate of return after adjusting for inflation. The Fund pursues its objective by investing principally in inflation-indexed securities (such as TIPS or inflation-indexed securities from issuers other than the US Treasury) or by gaining inflation protection through derivatives transactions, such as inflation (CPI) swaps or total return swaps linked to TIPS. In deciding whether to purchase inflation-indexed securities or use inflation-linked derivatives transactions, the Adviser considers the relative costs and efficiency of each method. In addition, in seeking to maximize real return, the Fund may also invest in other fixed-income investments, such as US and non-US government securities, corporate fixed-income securities and mortgage-related securities, as well as derivatives linked to such securities.

Under normal circumstances, the Fund invests at least 80% of its net assets in fixed-income securities. While the Fund expects to invest principally in investment-grade securities, it may invest up to 15% of its total assets in fixed-income securities rated BB or B or the equivalent by at least one national rating agency (or deemed by the Adviser to be of comparable credit quality), which are not investment-grade (“junk bonds”).

Inflation-indexed securities are fixed-income securities structured to provide protection against inflation. Their principal value and/or the interest paid on them are adjusted to reflect official inflation measures. The inflation measure for TIPS is the CPI for Urban Consumers. The Fund may also invest in other inflation-indexed securities, issued by both US and non-US issuers, and in derivative instruments linked to these securities.

The Fund may invest in derivatives, such as options, futures contracts, forwards or swaps. The Fund intends to use leverage for investment purposes. To do this, the Fund expects to enter into (i) reverse repurchase agreement transactions and use the cash made available from these transactions to make additional investments in fixed-income securities in accordance with the Fund’s investment policies and (ii) total return swaps. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser considers factors such as the relative risks and returns expected of potential investments and the costs of such transactions. The Adviser considers the impact of reverse repurchase agreements, swaps and other derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

(continued on next page)

4 | AB BOND INFLATION STRATEGY	abfunds.com

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may also invest in loan participations and assignments; structured securities; mortgage-backed and other asset-backed securities; variable-, floating-, and inverse-floating-rate instruments; and preferred stock, and may use other investment techniques. The Fund may invest in fixed-income securities of any maturity and duration. If the rating of a fixed-income security falls below investment-grade, the Fund will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances.

abfunds.com	AB BOND INFLATION STRATEGY | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays 1-10 Year TIPS Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the US Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater

6 | AB BOND INFLATION STRATEGY	abfunds.com

DISCLOSURES AND RISKS (continued)

for fixed-income securities with longer maturities. Although the Fund invests principally in inflation-indexed securities, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

abfunds.com	AB BOND INFLATION STRATEGY | 7

DISCLOSURES AND RISKS (continued)

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. For Class 1 shares, go to www.bernstein.com and click on “Investments”, found in the footer, then “Mutual Fund Information—Mutual Fund Performance at a Glance.”

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Class 1 and Class 2 shares do not carry sales charges. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

8 | AB BOND INFLATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS 1 SHARES[2]			0.44%

1 Year	13.40%	13.40%

5 Years	4.40%	4.40%

10 Years	3.03%	3.03%

CLASS 2 SHARES[2]			0.54%

1 Year	13.53%	13.53%

5 Years	4.49%	4.49%

10 Years	3.13%	3.13%

CLASS A SHARES			0.19%

1 Year	13.33%	8.49%

5 Years	4.26%	3.36%

10 Years	2.85%	2.40%

CLASS C SHARES			-0.54%

1 Year	12.45%	11.45%

5 Years	3.46%	3.46%

10 Years[3]	2.11%	2.11%

ADVISOR CLASS SHARES[4]			0.44%

1 Year	13.59%	13.59%

5 Years	4.51%	4.51%

10 Years	3.12%	3.12%

CLASS R SHARES[4]			-0.20%

1 Year	12.99%	12.99%

5 Years	3.99%	3.99%

10 Years	2.62%	2.62%

CLASS K SHARES[4]			0.11%

1 Year	13.21%	13.21%

5 Years	4.23%	4.23%

10 Years	2.87%	2.87%

CLASS I SHARES[4]			0.43%

1 Year	13.58%	13.58%

5 Years	4.52%	4.52%

10 Years	3.14%	3.14%

CLASS Z SHARES[4]			0.52%

1 Year	13.57%	13.57%

5 Years	4.49%	4.49%

Since Inception[5]	4.01%	4.01%

(footnotes continued on next page)

abfunds.com	AB BOND INFLATION STRATEGY | 9

HISTORICAL PERFORMANCE (continued)

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 0.88%, 0.78%, 1.18%, 1.91%, 0.93%, 1.58%, 1.21%, 0.88% and 0.81% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expenses (exclusive of extraordinary expenses, interest expense and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest) to 0.60%, 0.50%, 0.75%, 1.50%, 0.50%, 1.00%, 0.75%, 0.50% and 0.50% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2022, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2021.

2

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements. These share classes do not carry front-end sales charges; therefore, their respective NAV and SEC returns are the same.

3	Assumes conversion of Class C shares into Class A shares after 10 years.

4

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

5	Inception date: 12/11/2014.

10 | AB BOND INFLATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS 1 SHARES[1]

1 Year	15.90%

5 Years	4.37%

10 Years	3.17%

CLASS 2 SHARES[1]

1 Year	16.03%

5 Years	4.46%

10 Years	3.26%

CLASS A SHARES

1 Year	10.81%

5 Years	3.33%

10 Years	2.53%

CLASS C SHARES

1 Year	13.92%

5 Years	3.44%

10 Years[2]	2.24%

ADVISOR CLASS SHARES[3]

1 Year	15.95%

5 Years	4.47%

10 Years	3.25%

CLASS R SHARES[3]

1 Year	15.43%

5 Years	3.98%

10 Years	2.76%

CLASS K SHARES[3]

1 Year	15.67%

5 Years	4.19%

10 Years	3.00%

CLASS I SHARES[3]

1 Year	15.97%

5 Years	4.47%

10 Years	3.27%

CLASS Z SHARES[3]

1 Year	15.96%

5 Years	4.48%

Since Inception[4]	3.90%

(footnotes continued on next page)

abfunds.com	AB BOND INFLATION STRATEGY | 11

HISTORICAL PERFORMANCE (continued)

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2	Assumes conversion of Class C shares into Class A shares after 10 years.

3

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Inception date: 12/11/2014.

12 | AB BOND INFLATION STRATEGY	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB BOND INFLATION STRATEGY | 13

EXPENSE EXAMPLE (continued)

	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,042.90	$4.05	0.80%
Hypothetical**	$1,000	$1,020.83	$4.01	0.80%
Class C
Actual	$1,000	$1,038.60	$7.78	1.54%
Hypothetical**	$1,000	$1,017.16	$7.70	1.54%
Advisor Class
Actual	$1,000	$1,044.00	$2.79	0.55%
Hypothetical**	$1,000	$1,022.07	$2.76	0.55%
Class R
Actual	$1,000	$1,041.00	$5.31	1.05%
Hypothetical**	$1,000	$1,019.59	$5.26	1.05%
Class K
Actual	$1,000	$1,041.90	$4.05	0.80%
Hypothetical**	$1,000	$1,020.83	$4.01	0.80%
Class I
Actual	$1,000	$1,043.60	$2.79	0.55%
Hypothetical**	$1,000	$1,022.07	$2.76	0.55%
Class 1
Actual	$1,000	$1,043.20	$3.29	0.65%
Hypothetical**	$1,000	$1,021.57	$3.26	0.65%
Class 2
Actual	$1,000	$1,043.70	$2.79	0.55%
Hypothetical**	$1,000	$1,022.07	$2.76	0.55%
Class Z
Actual	$1,000	$1,043.50	$2.74	0.54%
Hypothetical**	$1,000	$1,022.12	$2.71	0.54%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

14 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO SUMMARY

April 30, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $698.2

Total Investments ($mil): $955.2

INFLATION PROTECTION BREAKDOWN1

U.S. Inflation-Protected Exposure	86.4%

Non-U.S. Inflation-Protected Exposure	0.5

Non-Inflation Exposure	13.1

100.0%

SECTOR BREAKDOWN OF NET PORTFOLIO ASSETS, EXCLUDING TREASURY SECURITIES, TIPS, INTEREST RATE DERIVATIVES AND NET CASH EQUIVALENTS1

Corporates–Investment Grade	15.7%

Commercial Mortgage-Backed Securities	7.8%

Collateralized Mortgage Obligations	5.9%

Corporates–Non-Investment Grade	3.3%

Mortgage Pass-Throughs	2.9%

Asset-Backed Securities	2.1%

Collateralized Loan Obligations	1.4%

Emerging Markets–Corporate Bonds	0.7%

Quasi-Sovereigns	0.5%

Local Governments–US Municipal Bonds	0.4%

Governments–Sovereign Bonds	0.3%

Emerging Markets–Sovereigns	0.3%

Common Stocks	0.2%

SECTOR BREAKDOWN OF TOTAL PORTFOLIO INVESTMENTS, EXCLUDING DERIVATIVES2

Inflation-Linked Securities	63.0%

Corporates–Investment Grade	12.0%

Commercial Mortgage-Backed Securities	5.9%

Collateralized Mortgage Obligations	4.3%

Corporates–Non-Investment Grade	2.4%

Mortgage Pass-Throughs	2.1%

Asset-Backed Securities	1.6%

Collateralized Loan Obligations	1.0%

Emerging Markets–Corporate Bonds	0.5%

Quasi-Sovereigns	0.4%

Emerging Markets–Sovereigns	0.3%

Local Governments–US Municipal Bonds	0.3%

Governments–Sovereign Bonds	0.2%

Other	0.3%

Short-Term	5.7%

1

All data are as of April 30, 2021. The Fund’s sector and inflation protection exposure breakdowns are expressed as an approximate percentage of the Fund’s total net assets (and may vary over time) inclusive of derivative exposure except as noted, based on the Adviser’s internal classification.

2

The Fund’s sector breakdown is expressed, based on the Adviser’s internal classification, as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions (not reflected in the table), which may be used for hedging or investment purposes or to adjust the risk profile or exposures of the Fund (see “Portfolio of Investments” section of the report for additional details). “Other” sector breakdown weightings represent 0.2% or less in the following sectors: Common Stocks and Government–Treasuries. Derivative transactions may result in a form of leverage for the Fund. The Fund uses leverage for investment purposes by entering into reverse repurchase agreements. As a result, the Fund’s total investments will generally exceed its net assets.

abfunds.com	AB BOND INFLATION STRATEGY | 15

PORTFOLIO OF INVESTMENTS

April 30, 2021 (unaudited)

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 86.2%
Canada – 0.5%
Canadian Government Real Return Bond 0.50%, 12/01/2050	CAD	4,270	$3,573,165

United States – 85.7%
U.S. Treasury Inflation Index 0.125%, 01/15/2022-01/15/2031 (TIPS)	U.S.$	116,619	124,313,374
0.125%, 07/15/2024-01/15/2030 (TIPS)(a)		83,556	91,765,737
0.125%, 10/15/2024 (TIPS)(a)(b)		13,684	14,893,703
0.25%, 01/15/2025 (TIPS)		52,873	57,788,352
0.25%, 07/15/2029 (TIPS)(a)		23,300	25,942,828
0.375%, 07/15/2023 (TIPS)(a)(b)		18,064	19,340,232
0.375%, 07/15/2025-01/15/2027 (TIPS)		17,792	19,831,444
0.375%, 07/15/2027 (TIPS)(a)		60,664	68,095,080
0.50%, 01/15/2028 (TIPS)(a)		30,199	34,011,076
0.625%, 07/15/2021-01/15/2024 (TIPS)(a)		32,982	35,826,567
0.625%, 01/15/2026 (TIPS)		20,653	23,166,816
0.75%, 07/15/2028 (TIPS)(a)		43,420	50,061,768
0.875%, 01/15/2029 (TIPS)		14,286	16,576,427
2.50%, 01/15/2029 (TIPS)		11,316	14,627,359
3.875%, 04/15/2029 (TIPS)		1,344	1,900,611

			598,141,374

Total Inflation-Linked Securities (cost $565,263,980)			601,714,539

CORPORATES – INVESTMENT GRADE – 16.4%
Industrial – 8.9%
Basic – 0.8%
Alpek SAB de CV 3.25%, 02/25/2031(c)		564	559,770
4.25%, 09/18/2029(c)		232	245,270
Fresnillo PLC 4.25%, 10/02/2050(c)		1,530	1,498,731
GUSAP III LP 4.25%, 01/21/2030(c)		1,000	1,051,125
Industrias Penoles SAB de CV 4.75%, 08/06/2050(c)		343	352,432
Inversiones CMPC SA 4.375%, 04/04/2027(c)		845	934,507
Inversiones CMPC SA/Cayman Islands Branch 4.375%, 05/15/2023(c)		270	285,407
Nutrition & Biosciences, Inc. 1.832%, 10/15/2027(c)		300	296,523
Suzano Austria GmbH 3.75%, 01/15/2031		222	226,440

			5,450,205

16 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.0%

Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025	U.S.$	180	$191,966

Communications - Media – 0.8%

Prosus NV 3.68%, 01/21/2030(c)		428	448,009

4.027%, 08/03/2050(c)		487	453,908

Tencent Holdings Ltd. 1.81%, 01/26/2026(c)		874	880,170

2.39%, 06/03/2030(c)		610	595,006

3.24%, 06/03/2050(c)		655	599,843

Time Warner Cable LLC 4.50%, 09/15/2042		235	252,000

ViacomCBS, Inc. 4.95%, 01/15/2031		287	337,759

Weibo Corp. 3.375%, 07/08/2030		2,114	2,104,487

			5,671,182

Communications - Telecommunications – 0.2%

AT&T, Inc. 2.75%, 06/01/2031		129	128,919

3.50%, 09/15/2053(c)		450	415,273

3.65%, 09/15/2059(c)		827	763,710

			1,307,902

Consumer Cyclical - Automotive – 0.8%

General Motors Co. 6.125%, 10/01/2025		194	230,216

6.80%, 10/01/2027		272	341,662

General Motors Financial Co., Inc. 5.10%, 01/17/2024		1,166	1,289,503

Harley-Davidson Financial Services, Inc. 3.35%, 06/08/2025(c)		1,732	1,839,644

Lear Corp. 3.50%, 05/30/2030		400	423,724

3.80%, 09/15/2027		122	133,980

Nissan Motor Co., Ltd. 4.345%, 09/17/2027(c)		1,378	1,509,103

			5,767,832

abfunds.com	AB BOND INFLATION STRATEGY | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.2%

Las Vegas Sands Corp. 2.90%, 06/25/2025	U.S.$	765	$793,726

3.20%, 08/08/2024		446	467,671

Marriott International, Inc./MD Series EE 5.75%, 05/01/2025		92	105,953

			1,367,350

Consumer Cyclical - Retailers – 0.6%

Advance Auto Parts, Inc. 3.90%, 04/15/2030		1,525	1,669,982
Falabella SA 3.75%, 10/30/2027(c)		450	484,256
InRetail Consumer 3.25%, 03/22/2028(c)		552	525,311
Ross Stores, Inc. 4.70%, 04/15/2027		1,083	1,247,118

			3,926,667

Consumer Non-Cyclical – 1.5%
Altria Group, Inc. 3.40%, 05/06/2030		950	988,551
4.80%, 02/14/2029		226	257,177
Anheuser-Busch InBev Worldwide, Inc. 5.55%, 01/23/2049		1,080	1,396,029
BAT Capital Corp. 2.259%, 03/25/2028		1,727	1,692,736
2.726%, 03/25/2031		671	644,220
4.70%, 04/02/2027		605	682,234
Baxalta, Inc. 3.60%, 06/23/2022		209	215,053
Cencosud SA 5.15%, 02/12/2025(c)		1,134	1,266,040
Cigna Corp. 3.75%, 07/15/2023		115	122,833
4.125%, 11/15/2025		374	419,905
4.375%, 10/15/2028		501	573,620
CVS Health Corp. 4.30%, 03/25/2028		126	143,387
Kimberly-Clark de Mexico SAB de CV 2.431%, 07/01/2031(c)		350	342,890
Sigma Alimentos SA de CV 4.125%, 05/02/2026(c)		209	226,282
Takeda Pharmaceutical Co., Ltd. 4.40%, 11/26/2023		1,151	1,257,433

			10,228,390

18 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy – 2.2%
Boardwalk Pipelines LP 3.40%, 02/15/2031	U.S.$	604	$625,986
BP Capital Markets America, Inc. 2.939%, 06/04/2051		1,962	1,787,971
Cenovus Energy, Inc. 4.25%, 04/15/2027		33	36,243
4.40%, 04/15/2029		1,830	1,995,377
5.375%, 07/15/2025		337	382,940
Chevron USA, Inc. 5.25%, 11/15/2043		942	1,237,486
Enbridge Energy Partners LP 7.375%, 10/15/2045		1,351	2,009,086
Energy Transfer LP 6.25%, 04/15/2049		843	1,008,405
Eni SpA 4.25%, 05/09/2029(c)		954	1,069,768
Marathon Petroleum Corp. 5.125%, 12/15/2026		289	340,667
6.50%, 03/01/2041		282	375,145
Oleoducto Central SA 4.00%, 07/14/2027(c)		453	479,614
ONEOK, Inc. 5.20%, 07/15/2048		105	120,035
6.35%, 01/15/2031		166	209,588
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(c)		306	312,120
TransCanada PipeLines Ltd. 6.10%, 06/01/2040		1,455	1,925,430
Williams Cos., Inc. (The) 3.90%, 01/15/2025		1,250	1,364,950

			15,280,811

Other Industrial – 0.1%
Alfa SAB de CV 5.25%, 03/25/2024(c)		600	657,450

Services – 0.3%
Alibaba Group Holding Ltd. 2.125%, 02/09/2031		1,508	1,449,912
Expedia Group, Inc. 6.25%, 05/01/2025(c)		34	39,564
Mastercard, Inc. 3.30%, 03/26/2027		449	495,831

			1,985,307

Technology – 1.0%
Baidu, Inc. 3.425%, 04/07/2030		201	211,763

abfunds.com	AB BOND INFLATION STRATEGY | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Broadcom Corp./Broadcom Cayman Finance Ltd. 3.50%, 01/15/2028	U.S.$	186	$199,156
Broadcom, Inc. 4.11%, 09/15/2028		840	926,369
4.15%, 11/15/2030		1,160	1,267,497
5.00%, 04/15/2030		312	359,106
Dell International LLC/EMC Corp. 5.45%, 06/15/2023(c)		111	121,090
6.02%, 06/15/2026(c)		974	1,162,712
Infor, Inc. 1.75%, 07/15/2025(c)		450	458,545
Micron Technology, Inc. 4.185%, 02/15/2027		1,523	1,710,801
NXP BV/NXP Funding LLC/NXP USA, Inc. 2.70%, 05/01/2025(c)		143	151,031
SK Hynix, Inc. 2.375%, 01/19/2031(c)		382	365,654

			6,933,724

Transportation - Airlines – 0.3%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(c)		528	566,635
4.75%, 10/20/2028(c)		614	673,785
Southwest Airlines Co. 5.25%, 05/04/2025		693	793,922

			2,034,342

Transportation - Railroads – 0.1%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(c)		241	248,757
5.875%, 07/05/2034(c)		308	352,297

			601,054

Transportation - Services – 0.0%
ENA Master Trust 4.00%, 05/19/2048(c)		303	304,856

			61,709,038

Financial Institutions – 7.2%
Banking – 4.7%
ABN AMRO Bank NV 4.75%, 07/28/2025(c)		200	224,834
American Express Co. Series B 3.622% (LIBOR 3 Month + 3.43%), 08/15/2021(d)(e)		99	99,079
Series C 3.469% (LIBOR 3 Month + 3.29%), 06/15/2021(d)(e)		729	725,377

20 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Banco de Credito del Peru 3.125%, 07/01/2030(c)	U.S.$	958	$942,432
Banco Santander SA 5.179%, 11/19/2025		1,400	1,600,438
Bank of America Corp. 2.687%, 04/22/2032		636	642,990
Series DD 6.30%, 03/10/2026(d)		295	344,607
Series Z 6.50%, 10/23/2024(d)		458	526,219
Bank of New York Mellon Corp. (The) Series G 4.70%, 09/20/2025(d)		273	301,321
Barclays Bank PLC 6.86%, 06/15/2032(c)(d)		137	188,604
BNP Paribas SA 2.871%, 04/19/2032(c)		1,145	1,153,771
Capital One Financial Corp. Series E 3.991% (LIBOR 3 Month + 3.80%), 06/01/2021(d)(e)		740	740,511
CIT Group, Inc. 5.25%, 03/07/2025		579	653,176
CITIC Ltd. 2.85%, 02/25/2030(c)		550	546,837
Citigroup, Inc. 4.45%, 09/29/2027		1,103	1,254,166
5.95%, 01/30/2023(d)		257	272,037
Series Q 4.289% (LIBOR 3 Month + 4.10%), 05/17/2021(d)(e)		409	409,168
Series R 4.672% (LIBOR 3 Month + 4.48%), 05/17/2021(d)(e)		364	364,415
Series W 4.00%, 12/10/2025(d)		504	511,222
Credit Suisse Group AG 4.194%, 04/01/2031(c)		2,152	2,378,089
Deutsche Bank AG/New York NY 2.129%, 11/24/2026		296	299,807
3.961%, 11/26/2025		405	439,061
Discover Bank 4.682%, 08/09/2028		327	348,255
Fifth Third Bancorp Series L 4.50%, 09/30/2025(d)		334	365,500

abfunds.com	AB BOND INFLATION STRATEGY | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Goldman Sachs Group, Inc. (The) 2.615%, 04/22/2032	U.S.$	1,364	$1,370,138
HSBC Holdings PLC 4.041%, 03/13/2028		787	869,005
4.292%, 09/12/2026		377	418,519
ING Groep NV 2.727%, 04/01/2032		1,217	1,231,166
JPMorgan Chase & Co. 2.083%, 04/22/2026		834	862,289
2.58%, 04/22/2032		1,364	1,369,824
Series I 3.656% (LIBOR 3 Month + 3.47%), 07/30/2021(d)(e)		528	530,260
Series V 3.522% (LIBOR 3 Month + 3.32%), 07/01/2021(d)(e)		258	257,974
Series Z 3.976% (LIBOR 3 Month + 3.80%), 08/01/2021(d)(e)		432	433,706
Morgan Stanley Series H 3.794% (LIBOR 3 Month + 3.61%), 07/15/2021(d)(e)		124	124,508
Natwest Group PLC 8.625%, 08/15/2021(d)		480	489,691
Series U 2.523% (LIBOR 3 Month + 2.32%), 09/30/2027(d)(e)		600	595,926
Santander Holdings USA, Inc. 4.40%, 07/13/2027		424	472,620
Standard Chartered PLC 1.696% (LIBOR 3 Month + 1.51%), 01/30/2027(c)(d)(e)		400	383,352
4.30%, 02/19/2027(c)		1,421	1,552,457
7.50%, 04/02/2022(c)(d)		380	398,525
Truist Financial Corp. Series Q 5.10%, 03/01/2030(d)		1,060	1,182,388
UBS AG/Stamford CT 7.625%, 08/17/2022		465	505,697
UBS Group AG 7.125%, 08/10/2021(c)(d)		1,030	1,045,800
UniCredit SpA 2.569%, 09/22/2026(c)		1,725	1,738,731
US Bancorp Series J 5.30%, 04/15/2027(d)		427	480,567

22 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wells Fargo & Co. 2.188%, 04/30/2026	U.S.$	589	$610,758
3.90%, 03/15/2026(d)		418	427,764

			32,683,581

Brokerage – 0.3%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(d)		554	619,344
Series I 4.00%, 06/01/2026(d)		1,366	1,408,934

			2,028,278

Finance – 1.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 6.50%, 07/15/2025		209	245,366
Air Lease Corp. 2.875%, 01/15/2026		222	231,209
3.625%, 04/01/2027		51	54,362
3.875%, 07/03/2023		101	107,429
4.25%, 02/01/2024		285	309,120
Aircastle Ltd. 2.85%, 01/26/2028(c)		1,329	1,304,427
4.125%, 05/01/2024		232	246,226
4.25%, 06/15/2026		83	89,652
4.40%, 09/25/2023		586	627,459
5.00%, 04/01/2023		49	52,489
5.25%, 08/11/2025(c)		585	648,116
Aviation Capital Group LLC 1.95%, 01/30/2026(c)		664	652,114
2.875%, 01/20/2022(c)		101	102,252
3.50%, 11/01/2027(c)		211	218,410
3.875%, 05/01/2023(c)		524	547,674
4.125%, 08/01/2025(c)		7	7,494
4.375%, 01/30/2024(c)		194	206,752
4.875%, 10/01/2025(c)		246	270,379
5.50%, 12/15/2024(c)		550	617,953
CDBL Funding 1 3.50%, 10/24/2027(c)		940	993,639
GE Capital European Funding Unlimited Co. 4.625%, 02/22/2027	EUR	200	298,725
GE Capital Funding LLC 4.40%, 05/15/2030(c)	U.S.$	1,570	1,787,806
Huarong Finance 2017 Co., Ltd. 4.50%, 01/24/2022(c)(d)		1,103	707,299
Synchrony Financial 4.50%, 07/23/2025		1,875	2,092,556

			12,418,908

abfunds.com	AB BOND INFLATION STRATEGY | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Insurance – 0.4%
Alleghany Corp. 3.625%, 05/15/2030	U.S.$	1,257	$1,368,433
Centene Corp. 4.25%, 12/15/2027		208	218,121
4.625%, 12/15/2029		237	257,207
Guardian Life Insurance Co. of America (The) 4.85%, 01/24/2077(c)		183	222,546
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(c)		125	209,426
Voya Financial, Inc. 5.65%, 05/15/2053		335	358,514

			2,634,247

Other Finance – 0.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.45%, 04/03/2026		233	255,303

REITS – 0.0%
Rexford Industrial Realty LP 2.125%, 12/01/2030		343	326,292

			50,346,609

Utility – 0.3%
Electric – 0.3%
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(c)		358	369,931
Chile Electricity Pec SpA Zero Coupon, 01/25/2028(c)		661	536,236
Enel Chile SA 4.875%, 06/12/2028		640	738,720
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/2024(c)		396	443,990
NextEra Energy Capital Holdings, Inc. 2.75%, 05/01/2025		231	246,352

			2,335,229

Total Corporates – Investment Grade (cost $110,903,117)			114,390,876

COMMERCIAL MORTGAGE-BACKED SECURITIES – 8.1%
Non-Agency Fixed Rate CMBS – 5.5%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.652%, 03/10/2037(c)		520	471,154

24 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CCUBS Commercial Mortgage Trust Series 2017-C1, Class A4 3.544%, 11/15/2050	U.S.$	1,210	$1,335,709
CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 05/10/2058		730	787,562
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 03/13/2035(c)		885	921,125
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class B 3.732%, 04/10/2046		915	955,883
Series 2013-GC11, Class D 4.563%, 04/10/2046(c)		191	194,089
Series 2015-GC27, Class A5 3.137%, 02/10/2048		1,382	1,478,788
Series 2015-GC35, Class A4 3.818%, 11/10/2048		450	497,676
Series 2016-C1, Class A4 3.209%, 05/10/2049		775	838,083
Series 2016-GC36, Class A5 3.616%, 02/10/2049		565	620,615
Series 2017-P8, Class AS 3.789%, 09/15/2050		526	579,512
Commercial Mortgage Trust Series 2013-SFS, Class A1 1.873%, 04/12/2035(c)		105	105,146
Series 2015-3BP, Class A 3.178%, 02/10/2035(c)		250	265,715
Series 2015-CR24, Class A5 3.696%, 08/10/2048		590	649,264
Series 2015-CR25, Class A4 3.759%, 08/10/2048		1,155	1,271,719
Series 2015-DC1, Class A5 3.35%, 02/10/2048		1,220	1,314,827
Series 2015-PC1, Class A5 3.902%, 07/10/2050		745	820,828
CSAIL Commercial Mortgage Trust Series 2015-C2, Class A4 3.504%, 06/15/2057		475	514,983
Series 2015-C3, Class A4 3.718%, 08/15/2048		395	432,872
Series 2015-C4, Class A4 3.808%, 11/15/2048		1,853	2,041,442
GS Mortgage Securities Trust Series 2011-GC5, Class D 5.478%, 08/10/2044(c)		19	11,409

abfunds.com	AB BOND INFLATION STRATEGY | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2013-G1, Class A1 2.059%, 04/10/2031(c)	U.S.$	159	$160,034
Series 2014-GC18, Class D 5.155%, 01/10/2047(c)		393	130,667
Series 2014-GC22, Class A5 3.862%, 06/10/2047		1,072	1,161,559
Series 2015-GC28, Class A5 3.396%, 02/10/2048		1,300	1,404,132
Series 2018-GS9, Class A4 3.992%, 03/10/2051		1,150	1,296,490
GSF Series 2021-1, Class A1 1.433%, 08/15/2026(f)(g)(h)		79	79,476
Series 2021-1, Class A2 2.435%, 08/15/2026(f)(g)(h)		158	162,740
Series 2021-1, Class AS 2.638%, 08/15/2026(f)(g)(h)		40	41,200
JPMBB Commercial Mortgage Securities Trust Series 2014-C21, Class A5 3.775%, 08/15/2047		1,220	1,322,552
Series 2014-C21, Class B 4.341%, 08/15/2047		314	337,435
Series 2014-C22, Class XA 0.98%, 09/15/2047(i)		19,697	458,817
Series 2015-C30, Class A5 3.822%, 07/15/2048		585	644,795
Series 2015-C31, Class A3 3.801%, 08/15/2048		990	1,087,108
Series 2015-C33, Class A4 3.77%, 12/15/2048		1,150	1,271,299
JPMCC Commercial Mortgage Securities Trust Series 2017-JP7, Class XA 1.195%, 09/15/2050(i)		8,834	426,114
JPMorgan Chase Commercial Mortgage Securities Trust Series 2011-C5, Class D 5.607%, 08/15/2046(c)		129	110,074
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		132	76,217
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class XA 1.203%, 10/15/2048(i)		10,316	388,689
Morgan Stanley Capital I Trust Series 2016-UB12, Class A4 3.596%, 12/15/2049		870	950,964

26 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

UBS Commercial Mortgage Trust Series 2018-C8, Class A4 3.983%, 02/15/2051	U.S.$	990	$1,111,955
Series 2018-C9, Class A4 4.117%, 03/15/2051		1,800	2,024,667
Series 2018-C10, Class A4 4.313%, 05/15/2051		1,200	1,364,810
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/2045		2,309	2,374,446
Wells Fargo Commercial Mortgage Trust Series 2015-C27, Class A5 3.451%, 02/15/2048		1,160	1,250,480
Series 2015-SG1, Class C 4.611%, 09/15/2048		295	282,180
Series 2016-LC25, Class C 4.563%, 12/15/2059		330	351,014
Series 2016-NXS6, Class A4 2.918%, 11/15/2049		900	957,309
Series 2016-NXS6, Class C 4.459%, 11/15/2049		525	554,114
Series 2018-C48, Class A5 4.302%, 01/15/2052		145	166,275

			38,056,013

Non-Agency Floating Rate CMBS – 2.6%
Ashford Hospitality Trust Series 2018-ASHF, Class A 1.015% (LIBOR 1 Month + 0.90%), 04/15/2035(c)(e)		891	889,977
Series 2018-KEYS, Class A 1.115% (LIBOR 1 Month + 1.00%), 06/15/2035(c)(e)		1,250	1,249,975
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.115% (LIBOR 1 Month + 1.00%), 11/15/2033(c)(e)		1,755	1,715,257
BBCMS Mortgage Trust Series 2020-BID, Class A 2.255% (LIBOR 1 Month + 2.14%), 10/15/2037(c)(e)		963	967,826
BHMS Series 2018-ATLS, Class A 1.365% (LIBOR 1 Month + 1.25%), 07/15/2035(c)(e)		1,001	1,000,654

abfunds.com	AB BOND INFLATION STRATEGY | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Braemar Hotels & Resorts Trust Series 2018-PRME, Class A 0.935% (LIBOR 1 Month + 0.82%), 06/15/2035(c)(e)	U.S.$	1,000	$995,033
BX Commercial Mortgage Trust Series 2019-IMC, Class A 1.115% (LIBOR 1 Month + 1.00%), 04/15/2034(c)(e)		766	763,895
BX Trust Series 2018-EXCL, Class A 1.203% (LIBOR 1 Month + 1.09%), 09/15/2037(c)(e)		1,130	1,100,043
CLNY Trust Series 2019-IKPR, Class D 2.14% (LIBOR 1 Month + 2.03%), 11/15/2038(c)(e)		1,000	978,772
DBWF Mortgage Trust Series 2018-GLKS, Class A 1.145% (LIBOR 1 Month + 1.03%), 12/19/2030(c)(e)		1,042	1,042,864
Federal Home Loan Mortgage Corp. Series 2021-MN1, Class M1 2.01% (SOFR + 2.00%), 01/25/2051(c)(e)		218	219,247
GS Mortgage Securities Corp. Trust Series 2019-BOCA, Class A 1.315% (LIBOR 1 Month + 1.20%), 06/15/2038(c)(e)		1,368	1,369,355
Series 2019-SMP, Class A 1.265% (LIBOR 1 Month + 1.15%), 08/15/2032(c)(e)		1,125	1,124,651
HFX Funding Series 2017-1A, Class A3 3.647%, 03/15/2035(h)		1,070	1,110,666
Invitation Homes Trust Series 2018-SFR2, Class C 1.395% (LIBOR 1 Month + 1.28%), 06/17/2037(c)(e)		374	374,892
Series 2018-SFR3, Class C 1.415% (LIBOR 1 Month + 1.30%), 07/17/2037(c)(e)		710	711,427
JPMorgan Chase Commercial Mortgage Securities Trust Series 2020-NNN, Class EFL 1.966% (LIBOR 1 Month + 1.85%), 01/16/2037(c)(e)		92	91,761

28 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.065% (LIBOR 1 Month + 1.95%), 11/15/2026(e)(h)	U.S.$	182	$155,258
Natixis Commercial Mortgage Securities Trust Series 2018-850T, Class A 0.898% (LIBOR 1 Month + 0.78%), 07/15/2033(c)(e)		1,200	1,194,000
Series 2019-MILE, Class A 1.615% (LIBOR 1 Month + 1.50%), 07/15/2036(c)(e)		461	462,661
Starwood Retail Property Trust Series 2014-STAR, Class A 1.585% (LIBOR 1 Month + 1.47%), 11/15/2027(c)(e)		961	708,771

			18,226,985

Total Commercial Mortgage-Backed Securities (cost $54,836,289)			56,282,998

COLLATERALIZED MORTGAGE OBLIGATIONS – 5.9%
Risk Share Floating Rate – 4.6%
Bellemeade Re Ltd. Series 2018-3A, Class M1B 1.956% (LIBOR 1 Month + 1.85%), 10/25/2028(c)(e)		412	413,104
Series 2019-1A, Class M1B 1.856% (LIBOR 1 Month + 1.75%), 03/25/2029(c)(e)		945	945,000
Series 2019-2A, Class M1C 2.106% (LIBOR 1 Month + 2.00%), 04/25/2029(c)(e)		707	711,224
Series 2019-3A, Class M1B 1.706% (LIBOR 1 Month + 1.60%), 07/25/2029(c)(e)		660	660,625
Series 2019-3A, Class M1C 2.056% (LIBOR 1 Month + 1.95%), 07/25/2029(c)(e)		480	480,000
Series 2019-4A, Class M1B 2.106% (LIBOR 1 Month + 2.00%), 10/25/2029(c)(e)		965	965,000
Series 2020-2A, Class M1B 3.306% (LIBOR 1 Month + 3.20%), 08/26/2030(c)(e)		518	523,462

abfunds.com	AB BOND INFLATION STRATEGY | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2020-3A, Class M1B 2.956% (LIBOR 1 Month + 2.85%), 10/25/2030(c)(e)	U.S.$	330	$334,950
Series 2020-4A, Class M2A 2.706% (LIBOR 1 Month + 2.60%), 06/25/2030(c)(e)		470	472,287
Series 2021-1A, Class M1C 2.966% (SOFR+ 2.95%), 03/25/2031(c)(e)		728	725,753
Connecticut Avenue Securities Trust Series 2018-R07, Class 1M2 2.506% (LIBOR 1 Month + 2.40%), 04/25/2031(c)(e)		293	294,885
Series 2019-R02, Class 1M2 2.406% (LIBOR 1 Month + 2.30%), 08/25/2031(c)(e)		189	190,820
Series 2019-R03, Class 1M2 2.256% (LIBOR 1 Month + 2.15%), 09/25/2031(c)(e)		94	94,233
Series 2019-R04, Class 2M2 2.206% (LIBOR 1 Month + 2.10%), 06/25/2039(c)(e)		260	260,566
Series 2019-R05, Class 1M2 2.106% (LIBOR 1 Month + 2.00%), 07/25/2039(c)(e)		146	146,157
Series 2019-R06, Class 2M2 2.206% (LIBOR 1 Month + 2.10%), 09/25/2039(c)(e)		371	372,916
Series 2019-R07, Class 1M2 2.206% (LIBOR 1 Month + 2.10%), 10/25/2039(c)(e)		728	732,600
Series 2020-R01, Class 1M2 2.156% (LIBOR 1 Month + 2.05%), 01/25/2040(c)(e)		1,203	1,210,611
Series 2020-R02, Class 2M2 2.106% (LIBOR 1 Month + 2.00%), 01/25/2040(c)(e)		661	665,328
Eagle Re Ltd. Series 2020-1, Class M1A 1.006% (LIBOR 1 Month + 0.90%), 01/25/2030(c)(e)		1,100	1,093,754
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-HQA2, Class M3 4.906% (LIBOR 1 Month + 4.80%), 05/25/2028(e)		214	221,820
Series 2017-DNA3, Class M2 2.606% (LIBOR 1 Month + 2.50%), 03/25/2030(e)		900	920,408

30 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-HQA2, Class M2B 2.756% (LIBOR 1 Month + 2.65%), 12/25/2029(e)	U.S.$	840	$852,161
Series 2017-HQA3, Class M2 2.456% (LIBOR 1 Month + 2.35%), 04/25/2030(e)		878	891,587
Series 2019-DNA3, Class M2 2.156% (LIBOR 1 Month + 2.05%), 07/25/2049(c)(e)		71	72,034
Series 2019-DNA4, Class M2 2.056% (LIBOR 1 Month + 1.95%), 10/25/2049(c)(e)		585	587,685
Series 2019-FTR2, Class M2 2.256% (LIBOR 1 Month + 2.15%), 11/25/2048(c)(e)		515	513,155
Series 2019-HQA3, Class M2 1.956% (LIBOR 1 Month + 1.85%), 09/25/2049(c)(e)		454	456,753
Series 2020-DNA1, Class M2 1.806% (LIBOR 1 Month + 1.70%), 01/25/2050(c)(e)		841	843,885
Series 2020-DNA5, Class M2 2.81% (SOFR+ 2.80%), 10/25/2050(c)(e)		960	975,862
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C04, Class 1M2 5.006% (LIBOR 1 Month + 4.90%), 11/25/2024(e)		218	225,194
Series 2015-C01, Class 1M2 4.406% (LIBOR 1 Month + 4.30%), 02/25/2025(e)		454	464,579
Series 2015-C01, Class 2M2 4.656% (LIBOR 1 Month + 4.55%), 02/25/2025(e)		30	30,254
Series 2015-C02, Class 1M2 4.106% (LIBOR 1 Month + 4.00%), 05/25/2025(e)		227	230,133
Series 2015-C02, Class 2M2 4.106% (LIBOR 1 Month + 4.00%), 05/25/2025(e)		63	63,568
Series 2015-C03, Class 1M2 5.106% (LIBOR 1 Month + 5.00%), 07/25/2025(e)		220	224,811
Series 2015-C03, Class 2M2 5.106% (LIBOR 1 Month + 5.00%), 07/25/2025(e)		111	112,992

abfunds.com	AB BOND INFLATION STRATEGY | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-C04, Class 1M2 5.806% (LIBOR 1 Month + 5.70%), 04/25/2028(e)	U.S.$	549	$582,466
Series 2016-C05, Class 2M2 4.556% (LIBOR 1 Month + 4.45%), 01/25/2029(e)		567	590,761
Series 2016-C06, Class 1M2 4.356% (LIBOR 1 Month + 4.25%), 04/25/2029(e)		254	264,423
Series 2016-C07, Class 2M2 4.456% (LIBOR 1 Month + 4.35%), 05/25/2029(e)		839	874,853
Series 2017-C02, Class 2M2C 3.756% (LIBOR 1 Month + 3.65%), 09/25/2029(e)		938	971,384
Series 2017-C03, Class 1M2 3.106% (LIBOR 1 Month + 3.00%), 10/25/2029(e)		521	534,975
Home Re Ltd. Series 2020-1, Class M1B 3.356% (LIBOR 1 Month + 3.25%), 10/25/2030(c)(e)		790	800,144
Mortgage Insurance-Linked Notes Series 2019-1, Class M1 2.006% (LIBOR 1 Month + 1.90%), 11/26/2029(c)(e)		699	700,187
Oaktown Re V Ltd. Series 2020-2A, Class M1B 3.706% (LIBOR 1 Month + 3.60%), 10/25/2030(c)(e)		1,427	1,437,487
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 2.109% (LIBOR 1 Month + 2.00%), 03/27/2024(c)(e)		192	183,192
Series 2019-2R, Class A 2.861% (LIBOR 1 Month + 2.75%), 05/27/2023(c)(e)		426	423,294
Series 2019-3R, Class A 2.811% (LIBOR 1 Month + 2.70%), 10/27/2022(c)(e)		117	117,380
Series 2020-1R, Class A 2.461% (LIBOR 1 Month + 2.35%), 02/27/2023(e)(h)		418	416,960
Radnor Re Ltd. Series 2019-1, Class M1B 2.056% (LIBOR 1 Month + 1.95%), 02/25/2029(c)(e)		586	588,758

32 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-2, Class M1B 1.856% (LIBOR 1 Month + 1.75%), 06/25/2029(c)(e)	U.S.$	723	$723,675
Series 2020-1, Class M1A 1.056% (LIBOR 1 Month + 0.95%), 02/25/2030(c)(e)		391	389,504
Series 2020-2, Class M1C 4.706% (LIBOR 1 Month + 4.60%), 10/25/2030(c)(e)		578	588,840
STACR Trust Series 2018-DNA3, Class M2 2.206% (LIBOR 1 Month + 2.10%), 09/25/2048(c)(e)		426	431,122
Triangle Re Ltd. Series 2020-1, Class M1B 4.006% (LIBOR 1 Month + 3.90%), 10/25/2030(c)(e)		1,640	1,655,683
Series 2021-1, Class M1B 3.106% (LIBOR 1 Month + 3.00%), 08/25/2033(c)(e)		746	746,610

			32,001,854

Agency Floating Rate – 0.9%
Federal Home Loan Mortgage Corp. REMICs Series 3955, Class SD 6.485% (6.60% – LIBOR 1 Month), 11/15/2041(e)(j)		2,736	534,525
Series 4693, Class SL 6.035% (6.15% – LIBOR 1 Month), 06/15/2047(e)(j)		1,736	417,538
Series 4727, Class SA 6.085% (6.20% – LIBOR 1 Month), 11/15/2047(e)(j)		1,836	399,123
Series 4954, Class SL 5.944% (6.05% – LIBOR 1 Month), 02/25/2050(e)(j)		2,520	472,012
Series 4981, Class HS 5.994% (6.10% – LIBOR 1 Month), 06/25/2050(e)(j)		5,323	927,919
Federal National Mortgage Association REMICs Series 2011-131, Class ST 6.434% (6.54% – LIBOR 1 Month), 12/25/2041(e)(j)		857	189,479
Series 2014-17, Class SA 5.944% (6.05% – LIBOR 1 Month), 04/25/2044(e)(j)		2,249	556,409

abfunds.com	AB BOND INFLATION STRATEGY | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2014-78, Class SE 5.994% (6.10% – LIBOR 1 Month), 12/25/2044(e)(j)	U.S.$	1,291	$255,777
Series 2016-77, Class DS 5.894% (6.00% – LIBOR 1 Month), 10/25/2046(e)(j)		1,442	309,673
Series 2017-62, Class AS 6.044% (6.15% – LIBOR 1 Month), 08/25/2047(e)(j)		1,642	343,815
Series 2017-81, Class SA 6.094% (6.20% – LIBOR 1 Month), 10/25/2047(e)(j)		1,853	438,077
Series 2017-97, Class LS 6.094% (6.20% – LIBOR 1 Month), 12/25/2047(e)(j)		2,019	506,459
Series 2020-26, Class GS 5.894% (6.00% – LIBOR 1 Month), 05/25/2050(e)(j)		2,706	480,696
Government National Mortgage Association Series 2017-122, Class SA 6.084% (6.20% – LIBOR 1 Month), 08/20/2047(e)(j)		1,256	278,149
Series 2017-134, Class MS 6.084% (6.20% – LIBOR 1 Month), 09/20/2047(e)(j)		1,292	296,042

			6,405,693

Agency Fixed Rate – 0.4%
Federal Home Loan Mortgage Corp. REMICs Series 4976, Class MI 4.50%, 05/25/2050(i)		3,911	695,461
Series 5015, Class BI 4.00%, 09/25/2050(i)		3,025	545,694
Series 5049, Class CI 3.50%, 12/25/2050(i)		3,316	483,380
Federal National Mortgage Association REMICs Series 2020-89, Class KI 4.00%, 12/25/2050(i)		6,438	1,049,735

			2,774,270

Non-Agency Floating Rate – 0.0%
JPMorgan Chase Bank, NA Series 2019-CL1, Class M3 2.206% (LIBOR 1 Month + 2.10%), 04/25/2047(c)(e)		212	215,616

Total Collateralized Mortgage Obligations (cost $40,998,270)			41,397,433

34 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 3.3%
Industrial – 2.5%
Basic – 0.3%
Axalta Coating Systems LLC 3.375%, 02/15/2029(c)	U.S.$	844	$819,355
INEOS Quattro Finance 2 PLC 2.50%, 01/15/2026(c)	EUR	506	610,583
Ingevity Corp. 3.875%, 11/01/2028(c)	U.S.$	683	680,473

			2,110,411

Capital Goods – 0.4%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 3.25%, 09/01/2028(c)		942	929,773
GFL Environmental, Inc. 3.50%, 09/01/2028(c)		993	957,977
TransDigm, Inc. 6.25%, 03/15/2026(c)		512	542,126

			2,429,876

Communications - Media – 0.5%
Cable One, Inc. 4.00%, 11/15/2030(c)		499	493,441
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 08/15/2030-06/01/2033(c)		472	476,663
5.00%, 02/01/2028(c)		702	733,386
CSC Holdings LLC 6.75%, 11/15/2021		145	148,988
Netflix, Inc. 5.875%, 11/15/2028		1,272	1,548,431

			3,400,909

Communications - Telecommunications – 0.3%
Lumen Technologies, Inc. 4.50%, 01/15/2029(c)		970	955,149
T-Mobile USA, Inc. 2.625%, 04/15/2026		306	311,260
2.875%, 02/15/2031		559	545,064
3.375%, 04/15/2029		322	327,661

			2,139,134

Consumer Cyclical - Automotive – 0.2%
Allison Transmission, Inc. 3.75%, 01/30/2031(c)		985	950,574
Clarios Global LP/Clarios US Finance Co. 4.375%, 05/15/2026(c)	EUR	191	237,426

			1,188,000

abfunds.com	AB BOND INFLATION STRATEGY | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Entertainment – 0.3%
Mattel, Inc. 3.375%, 04/01/2026(c)	U.S.$	549	$568,429
3.75%, 04/01/2029(c)		550	562,749
Royal Caribbean Cruises Ltd. 10.875%, 06/01/2023(c)		394	452,249
11.50%, 06/01/2025(c)		708	820,423

			2,403,850

Consumer Cyclical - Restaurants – 0.1%
1011778 BC ULC/New Red Finance, Inc. 3.50%, 02/15/2029(c)		1,046	1,025,164

Consumer Cyclical - Retailers – 0.1%
Levi Strauss & Co. 3.50%, 03/01/2031(c)		623	620,384

Consumer Non-Cyclical – 0.2%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 03/15/2029(c)		664	639,572
Jazz Securities DAC 4.375%, 01/15/2029(c)		305	311,826
Newell Brands, Inc. 4.70%, 04/01/2026		471	524,661
4.875%, 06/01/2025		115	127,391

			1,603,450

Energy – 0.1%
Transocean Poseidon Ltd. 6.875%, 02/01/2027(c)		388	367,145

			17,288,323

Financial Institutions – 0.8%
Banking – 0.5%
Credit Suisse Group AG 6.375%, 08/21/2026(c)(d)		320	347,530
7.50%, 07/17/2023-12/11/2023(c)(d)		1,356	1,459,843
Discover Financial Services Series D 6.125%, 06/23/2025(d)		1,667	1,878,309

			3,685,682

Finance – 0.3%
Navient Corp. 6.125%, 03/25/2024		722	762,612
7.25%, 01/25/2022		54	56,094

36 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

SLM Corp. 4.20%, 10/29/2025	U.S.$	900	$947,151

			1,765,857

			5,451,539

Total Corporates – Non-Investment Grade (cost $22,230,398)			22,739,862

MORTGAGE PASS-THROUGHS – 2.9%
Agency Fixed Rate 30-Year – 2.9%
Uniform Mortgage-Backed Security Series 2019 2.50%, 05/01/2051, TBA		12,600	13,067,578
Series 2020 2.50%, 06/01/2051, TBA		6,731	6,964,482

Total Mortgage Pass-Throughs (cost $19,913,861)			20,032,060

ASSET-BACKED SECURITIES – 2.1%
Autos - Fixed Rate – 1.0%
Avis Budget Rental Car Funding AESOP LLC Series 2018-1A, Class A 3.70%, 09/20/2024(c)		1,760	1,876,373
Series 2018-2A, Class A 4.00%, 03/20/2025(c)		1,425	1,544,199
First Investors Auto Owner Trust Series 2019-1A, Class B 3.02%, 03/17/2025(c)		1,200	1,220,955
Series 2020-1A, Class A 1.49%, 01/15/2025(c)		369	370,753
Flagship Credit Auto Trust Series 2016-4, Class D 3.89%, 11/15/2022(c)		288	291,299
Ford Credit Auto Owner Trust Series 2021-1, Class D 2.31%, 10/17/2033(c)		1,000	1,002,234
Hertz Vehicle Financing II LP Series 2015-3A, Class A 2.67%, 09/25/2021(c)		122	122,206
Series 2017-1A, Class A 2.96%, 10/25/2021(c)		206	207,130
Series 2019-1A, Class A 3.71%, 03/25/2023(c)		163	163,805
Series 2019-2A, Class A 3.42%, 05/25/2025(c)		137	137,192

			6,936,146

abfunds.com	AB BOND INFLATION STRATEGY | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Other ABS - Fixed Rate – 0.6%
Affirm Asset Securitization Trust Series 2020-A, Class A 2.10%, 02/18/2025(c)	U.S.$	711	$719,939
Series 2021-Z1, Class A 1.07%, 08/15/2025(c)(f)		744	743,974
Domino’s Pizza Master Issuer LLC Series 2021-1A, Class A2I 2.662%, 04/25/2051(c)		781	809,699
Hardee’s Funding LLC Series 2018-1A, Class A23 5.71%, 06/20/2048(c)		505	564,186
Series 2020-1A, Class A2 3.981%, 12/20/2050(c)		334	349,695
Neighborly Issuer LLC Series 2021-1A, Class A2 3.584%, 04/30/2051(c)		526	533,356
SoFi Consumer Loan Program LLC Series 2017-5, Class A2 2.78%, 09/25/2026(c)		97	97,306
SoFi Consumer Loan Program Trust Series 2018-3, Class A2 3.67%, 08/25/2027(c)		19	19,271
Upstart Securitization Trust Series 2020-3, Class A 1.702%, 11/20/2030(c)		481	484,616

			4,322,042

Credit Cards - Fixed Rate – 0.5%
Brex Commercial Charge Card Master Trust Series 2021-1, Class A 2.09%, 07/17/2024(c)		729	729,248
World Financial Network Credit Card Master Trust Series 2018-B, Class A 3.46%, 07/15/2025		850	860,105
Series 2018-B, Class M 3.81%, 07/15/2025		935	945,990
Series 2019-B, Class M 3.04%, 04/15/2026		1,070	1,096,068

			3,631,411

Total Asset-Backed Securities (cost $14,497,158)			14,889,599

38 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED LOAN OBLIGATIONS – 1.4%
CLO - Floating Rate – 1.4%
Ballyrock CLO 15 Ltd. Series 2021-1A, Class C 3.266% (LIBOR 3 Month + 3.10%), 04/15/2034(c)(e)	U.S.$	1,000	$999,900
Dryden CLO Ltd. Series 2020-77A, Class A 2.182% (LIBOR 3 Month + 2.00%), 05/20/2031(c)(e)		700	700,492
Series 2020-78A, Class C 2.14% (LIBOR 3 Month + 1.95%), 04/17/2033(c)(e)		880	882,130
Series 2020-78A, Class D 3.19% (LIBOR 3 Month + 3.00%), 04/17/2033(c)(e)		460	461,060
Elevation CLO Ltd. Series 2020-11A, Class C 2.384% (LIBOR 3 Month + 2.20%), 04/15/2033(c)(e)		780	758,514
Goldentree Loan Management US Clo 7 Ltd. Series 2020-7A, Class AR 1.255% (LIBOR 3 Month + 1.07%), 04/20/2034(c)(e)		1,077	1,077,110
Kayne CLO 7 Ltd. Series 2020-7A, Class C 2.19% (LIBOR 3 Month + 2.00%), 04/17/2033(c)(e)		400	401,162
Magnetite XXVI Ltd. Series 2020-26A, Class A 1.934% (LIBOR 3 Month + 1.75%), 07/15/2030(c)(e)		1,485	1,487,369
OCP CLO Ltd. Series 2020-18A, Class A 1.988% (LIBOR 3 Month + 1.80%), 04/20/2030(c)(e)		1,022	1,021,600
Series 2020-18A, Class AR 1.28% (LIBOR 3 Month + 1.09%), 07/20/2032(c)(e)		1,424	1,422,866
Voya CLO Ltd. Series 2019-1A, Class DR 3.034% (LIBOR 3 Month + 2.85%), 04/15/2031(c)(e)		340	338,959

Total Collateralized Loan Obligations (cost $9,566,752)			9,551,162

abfunds.com	AB BOND INFLATION STRATEGY | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – CORPORATE BONDS – 0.7%
Industrial – 0.7%
Basic – 0.1%
Braskem Netherlands Finance BV 4.50%, 01/31/2030(c)	U.S.$	200	$203,300
Vedanta Resources Finance II PLC 13.875%, 01/21/2024(c)		379	415,668
Volcan Cia Minera SAA 4.375%, 02/11/2026(c)		262	257,808

			876,776

Capital Goods – 0.3%
Cemex SAB de CV 3.875%, 07/11/2031(c)		942	928,765
Embraer Netherlands Finance BV 5.40%, 02/01/2027		590	619,131
6.95%, 01/17/2028(c)		384	430,080
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(c)		270	7,168

			1,985,144

Communications - Media – 0.1%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(c)		427	432,039

Consumer Cyclical - Other – 0.1%
Wynn Macau Ltd. 5.625%, 08/26/2028(c)		483	506,546

Consumer Non-Cyclical – 0.1%
BRF GmbH 4.35%, 09/29/2026(c)		327	336,810
Natura Cosmeticos SA 4.125%, 05/03/2028(c)		583	591,471
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(h)(k)(l)		655	6,203

			934,484

			4,734,989

Utility – 0.0%
Electric – 0.0%
Terraform Global Operating LLC 6.125%, 03/01/2026(h)		89	91,414

Financial Institutions – 0.0%
Other Finance – 0.0%
OEC Finance Ltd. 5.25%, 06/27/2029(c)(m)		221	33,089

Total Emerging Markets – Corporate Bonds (cost $5,469,426)			4,859,492

40 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 0.5%
Quasi-Sovereign Bonds – 0.5%
Indonesia – 0.1%
Indonesia Asahan Aluminium Persero PT 4.75%, 05/15/2025(c)	U.S.$	435	$473,606
Pertamina Persero PT 6.45%, 05/30/2044(c)		353	450,803

			924,409

Mexico – 0.2%
Comision Federal de Electricidad 3.348%, 02/09/2031(c)		1,089	1,045,100
Petroleos Mexicanos 6.75%, 09/21/2047		529	468,165
6.84%, 01/23/2030		258	265,095

			1,778,360

Peru – 0.2%
Corp. Financiera de Desarrollo SA 2.40%, 09/28/2027(c)		1,185	1,125,972

Total Quasi-Sovereigns (cost $3,811,683)			3,828,741

EMERGING MARKETS – SOVEREIGNS – 0.4%
Dominican Republic – 0.2%
Dominican Republic International Bond 4.875%, 09/23/2032(c)		1,213	1,269,101

Egypt – 0.1%
Egypt Government International Bond 5.875%, 02/16/2031(c)		1,259	1,210,214

Oman – 0.1%
Oman Government International Bond 4.875%, 02/01/2025(c)		256	268,128
6.25%, 01/25/2031(c)		336	360,780

			628,908

Total Emerging Markets – Sovereigns (cost $3,041,647)			3,108,223

LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.4%
United States – 0.4%
City of New York Series 2021D 1.923%, 08/01/2031		775	749,738

abfunds.com	AB BOND INFLATION STRATEGY | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Port Authority of New York & New Jersey Series 2020A 1.086%, 07/01/2023	U.S.$	660	$670,275
State of California 5.70%, 11/01/2021		825	845,828
Tobacco Settlement Finance Authority/WV 3.00%, 06/01/2035		770	783,595

Total Local Governments – US Municipal Bonds (cost $3,050,935)			3,049,436

GOVERNMENTS – SOVEREIGN BONDS – 0.3%
Colombia – 0.0%
Colombia Government International Bond 3.125%, 04/15/2031		248	242,389

Israel – 0.1%
Israel Government International Bond 3.875%, 07/03/2050		656	729,513

Qatar – 0.1%
Qatar Government International Bond 3.40%, 04/16/2025(c)		398	433,397

Saudi Arabia – 0.1%
Saudi Government International Bond 2.90%, 10/22/2025(c)		733	777,484

Total Governments – Sovereign Bonds (cost $2,032,011)			2,182,783

GOVERNMENTS – TREASURIES – 0.2%
Malaysia – 0.2%
Malaysia Government Bond Series 117 3.882%, 03/10/2022 (cost $1,594,627)	MYR	6,633	1,646,828

		Shares
COMMON STOCKS – 0.2%
Financials – 0.2%
Insurance – 0.2%
Mt Logan Re Ltd. (Preference Shares)(f)(g)(l)(n) (cost $1,427,910)		1,428	1,418,663

42 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 7.8%
Investment Companies – 5.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(o)(p)(q) (cost $36,751,490)		36,751,490	$36,751,490

		Principal Amount (000)
U.S. Treasury Bills – 2.5%
U.S. Treasury Bill Zero Coupon, 06/29/2021 (cost $17,384,794)	U.S.$	17,385	17,384,725

Total Short-Term Investments (cost $54,136,284)			54,136,215

Total Investments – 136.8% (cost $912,774,348)			955,228,910
Other assets less liabilities – (36.8)%			(256,987,067)

Net Assets – 100.0%			$698,241,843

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro Buxl 30 Yr Bond Futures	62	June 2021	$15,049,520	$(411,507)

Sold Contracts
Canadian 10 Yr Bond Futures	110	June 2021	12,471,708	(120,441)
Long Gilt Future	149	June 2021	26,271,470	320,797
U.S. 10 Yr Ultra Futures	134	June 2021	19,503,281	143,868
U.S. T-Note 2 Yr (CBT) Futures	430	June 2021	94,925,859	19,480
U.S. T-Note 5 Yr (CBT) Futures	321	June 2021	39,783,938	(65,883)
U.S. T-Note 10 Yr (CBT) Futures	248	June 2021	32,743,750	512,808
U.S. Ultra Bond (CBT) Futures	113	June 2021	21,007,406	215,712

				$614,834

abfunds.com	AB BOND INFLATION STRATEGY | 43

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	AUD	16,964	USD	12,939	06/04/2021	$(131,712)
BNP Paribas SA	SEK	146,132	USD	17,147	07/15/2021	(127,225)
Citibank, NA	BRL	1,413	USD	261	05/04/2021	1,369
Citibank, NA	USD	249	BRL	1,413	05/04/2021	11,150
Citibank, NA	JPY	502,656	USD	4,743	05/20/2021	143,468
Citibank, NA	CAD	40,978	USD	32,736	07/16/2021	(607,879)
Goldman Sachs Bank USA	USD	6,285	RUB	469,086	05/25/2021	(61,466)
HSBC Bank USA	USD	12,511	CHF	11,270	05/06/2021	(170,007)
HSBC Bank USA	USD	4,485	JPY	491,522	05/20/2021	12,377
Morgan Stanley Capital Services, Inc.	BRL	45,717	USD	8,460	05/04/2021	44,311
Morgan Stanley Capital Services, Inc.	USD	8,093	BRL	45,717	05/04/2021	323,507
Morgan Stanley Capital Services, Inc.	NZD	8,444	USD	6,120	05/27/2021	78,195
Morgan Stanley Capital Services, Inc.	USD	7,687	BRL	42,135	06/02/2021	48,872
Morgan Stanley Capital Services, Inc.	MYR	7,213	USD	1,744	09/23/2021	(8,384)
Natwest Markets PLC	BRL	41,440	USD	7,669	05/04/2021	40,166
Natwest Markets PLC	USD	7,665	BRL	41,440	05/04/2021	(36,052)
Natwest Markets PLC	BRL	41,440	USD	7,648	06/02/2021	39,907
Natwest Markets PLC	CAD	819	USD	649	07/16/2021	(16,993)
Societe Generale	USD	634	CHF	592	05/06/2021	14,272
State Street Bank & Trust Co.	CHF	243	USD	265	05/06/2021	(893)
State Street Bank & Trust Co.	USD	683	CHF	640	05/06/2021	17,521
State Street Bank & Trust Co.	USD	251	CHF	228	05/06/2021	(1,476)
State Street Bank & Trust Co.	USD	16	JPY	1,782	05/20/2021	213
State Street Bank & Trust Co.	USD	2	JPY	241	05/20/2021	(15)
State Street Bank & Trust Co.	EUR	13,785	USD	16,456	05/27/2021	(123,819)
State Street Bank & Trust Co.	NZD	1,189	USD	845	05/27/2021	(6,368)
State Street Bank & Trust Co.	USD	319	EUR	265	05/27/2021	(147)
State Street Bank & Trust Co.	AUD	797	USD	607	06/04/2021	(6,709)
State Street Bank & Trust Co.	GBP	396	USD	545	06/17/2021	(1,768)
UBS AG	BRL	88,569	USD	15,424	05/04/2021	(880,669)
UBS AG	USD	16,391	BRL	88,569	05/04/2021	(85,846)
UBS AG	USD	524	RUB	40,185	05/25/2021	9,250

						$(1,482,850)

44 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co. LLC
CDX-NAIG Series 36, 5 Year Index, 06/20/2026*	(1.00)%	Quarterly	0.50%	USD	119,190	$(3,099,696)	$(2,527,730)	$(571,966)
Malaysia, 06/20/2026*	(1.00)	Quarterly	0.46	USD	50,370	(1,436,557)	(1,418,668)	(17,889)
People’s Republic of China, 7.500%, 10/28/2027, 06/20/2026*	(1.00)	Quarterly	0.38	USD	29,050	(953,286)	(967,846)	14,560

						$(5,489,539)	$(4,914,244)	$(575,295)

*	Termination date.

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation/ (Depreciation)

USD	64,600	02/26/2022	CPI#	1.440%	Maturity	$(1,029,560)	$	– 0	–	$(1,029,560)
USD	38,550	02/28/2022	CPI#	1.352%	Maturity	(685,687)		– 0	–	(685,687)
USD	21,500	07/15/2022	1.851%	CPI#	Maturity	288,653		– 0	–	288,653
USD	12,000	07/15/2022	1.850%	CPI#	Maturity	161,742		– 0	–	161,742
USD	11,250	07/15/2022	1.575%	CPI#	Maturity	238,558		– 0	–	238,558
USD	9,450	07/15/2022	1.758%	CPI#	Maturity	164,235		– 0	–	164,235
USD	4,500	07/15/2022	1.484%	CPI#	Maturity	108,077		– 0	–	108,077
USD	9,000	07/15/2023	1.902%	CPI#	Maturity	181,184		– 0	–	181,184
USD	3,000	01/15/2024	1.599%	CPI#	Maturity	118,993		– 0	–	118,993
USD	64,600	02/26/2025	1.589%	CPI#	Maturity	3,066,737		– 0	–	3,066,737
USD	38,550	02/28/2025	1.527%	CPI#	Maturity	1,954,285		– 0	–	1,954,285

						$4,567,217	$	– 0	–	$4,567,217

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

abfunds.com	AB BOND INFLATION STRATEGY | 45

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)		Unrealized Appreciation/ (Depreciation)
SEK	217,650	08/30/2024	3 Month STIBOR	(0.165)%	Quarterly/Annual	$(298,966)	$143		$(299,109)
USD	1,160	06/09/2025	2.488%	3 Month LIBOR	Semi-Annual/ Quarterly	(93,237)	– 0	–	(93,237)
USD	2,106	08/04/2025	2.293%	3 Month LIBOR	Semi-Annual/ Quarterly	(144,919)	– 0	–	(144,919)
USD	5,400	10/04/2026	1.487%	3 Month LIBOR	Semi-Annual/ Quarterly	(132,093)	– 0	–	(132,093)
USD	1,080	11/08/2026	1.657%	3 Month LIBOR	Semi-Annual/ Quarterly	(43,440)	– 0	–	(43,440)
USD	1,080	11/09/2026	1.672%	3 Month LIBOR	Semi-Annual/ Quarterly	(44,332)	– 0	–	(44,332)
USD	7,030	04/04/2027	2.436%	3 Month LIBOR	Semi-Annual/ Quarterly	(540,628)	– 0	–	(540,628)
USD	20,920	06/05/2027	0.558%	3 Month LIBOR	Semi-Annual/ Quarterly	737,113	– 0	–	737,113
USD	715	07/12/2027	2.355%	3 Month LIBOR	Semi-Annual/ Quarterly	(55,444)	– 0	–	(55,444)
USD	5,395	06/04/2029	2.150%	3 Month LIBOR	Semi-Annual/ Quarterly	(332,239)	– 0	–	(332,239)
USD	3,170	09/27/2029	1.593%	3 Month LIBOR	Semi-Annual/ Quarterly	(26,429)	– 0	–	(26,429)
USD	1,490	11/10/2035	2.631%	3 Month LIBOR	Semi-Annual/ Quarterly	(161,687)	– 0	–	(161,687)
CAD	2,980	03/04/2051	2.333%	3 Month CDOR	Semi-Annual	89,617	– 0	–	89,617
CAD	2,975	03/03/2051	2.297%	3 Month CDOR	Semi-Annual	108,504	119		108,385

						$(938,180)	$262		$(938,442)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)%	Monthly	5.60%	USD	1,683	$169,170	$114,028	$55,142
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)	Monthly	5.60	USD	1,367	137,406	95,853	41,553
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)	Monthly	5.60	USD	1,367	137,406	99,232	38,174

46 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive		Payment Frequency	Implied Credit Spread at April 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00	) %	Monthly	5.60%	USD	683	$68,653	$52,658	$15,995
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)		Monthly	5.60	USD	346	34,778	22,809	11,969
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)		Monthly	5.60	USD	346	34,778	22,809	11,969
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)		Monthly	5.60	USD	328	32,969	22,107	10,862
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)		Monthly	5.60	USD	67	6,746	13,170	(6,424)
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)		Monthly	5.60	USD	68	6,830	13,829	(6,999)
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)		Monthly	5.60	USD	707	71,124	141,836	(70,712)
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)		Monthly	5.60	USD	708	71,225	142,147	(70,922)
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)		Monthly	5.60	USD	1,341	135,017	265,983	(130,966)
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)		Monthly	5.60	USD	2,682	269,809	542,000	(272,191)
Goldman Sachs International
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)		Monthly	5.60	USD	664	66,799	114,901	(48,102)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)		Monthly	5.60	USD	288	28,925	57,966	(29,041)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)		Monthly	5.60	USD	354	35,612	68,523	(32,911)
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)		Monthly	5.60	USD	708	71,225	144,181	(72,956)

Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	12.50	USD	9	(2,542)	(1,404)	(1,138)

abfunds.com	AB BOND INFLATION STRATEGY | 47

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	12.50%	USD	9	$(2,543)	$(1,123)	$(1,420)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	13	(3,672)	(1,281)	(2,391)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	27	(7,626)	(3,898)	(3,728)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	27	(7,626)	(3,551)	(4,075)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	25	(7,065)	(2,920)	(4,145)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	37	(10,453)	(4,547)	(5,906)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	43	(12,148)	(5,459)	(6,689)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	43	(12,148)	(5,285)	(6,863)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	60	(16,951)	(7,374)	(9,577)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	60	(16,951)	(6,654)	(10,297)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	87	(24,579)	(9,648)	(14,931)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	92	(25,984)	(11,029)	(14,955)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	121	(34,184)	(12,864)	(21,320)
Credit Suisse International
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	9.08	USD	1,145	(96,931)	(24,667)	(72,264)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	5	(1,413)	(605)	(808)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	122	(34,457)	(14,404)	(20,053)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	139	(39,270)	(16,705)	(22,565)

48 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	12.50%	USD	130	$(36,716)	$(10,212)	$(26,504)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	138	(38,975)	(9,242)	(29,733)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	226	(63,830)	(32,478)	(31,352)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	169	(47,731)	(13,558)	(34,173)
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	30	(8,474)	(3,407)	(5,067)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	130	(36,716)	(15,868)	(20,848)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	150	(42,365)	(18,310)	(24,055)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	217	(61,288)	(24,044)	(37,244)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	218	(61,570)	(24,145)	(37,425)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	436	(123,141)	(30,300)	(92,841)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	662	(186,971)	(44,943)	(142,028)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	714	(201,657)	(39,699)	(161,958)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	15	(4,237)	(2,207)	(2,030)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	15	(4,236)	(1,302)	(2,934)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	27	(7,628)	(3,354)	(4,274)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	30	(8,473)	(2,870)	(5,603)

abfunds.com	AB BOND INFLATION STRATEGY | 49

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	12.50%	USD	30	$(8,473)	$(2,653)	$(5,820)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	59	(16,664)	(6,170)	(10,494)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	166	(46,884)	(17,132)	(29,752)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	178	(50,273)	(14,899)	(35,374)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	371	(104,783)	(58,739)	(46,044)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	322	(90,943)	(42,450)	(48,493)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	517	(146,018)	(83,032)	(62,986)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	598	(168,895)	(89,045)	(79,850)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1,000	(282,517)	(128,244)	(154,273)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1,300	(367,163)	(148,743)	(218,420)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	28	(7,908)	(2,646)	(5,262)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	30	(8,473)	(2,836)	(5,637)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	118	(33,327)	(14,586)	(18,741)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	122	(34,457)	(11,498)	(22,959)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	241	(68,067)	(28,883)	(39,184)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	691	(195,161)	(82,088)	(113,073)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1,100	(310,676)	(157,474)	(153,202)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	191	(53,945)	(13,047)	(40,898)

						$(1,906,706)	$620,510	$(2,527,216)

*	Termination date.

50 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	USD 23,800	07/15/2023	1.848%	CPI#	Maturity	$548,092	$	– 0	–	$548,092

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC	USD	595	03/06/2042	2.804%	3 Month LIBOR	Semi-Annual/ Quarterly	$(86,833)	$	– 0	–	$(86,833)

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Pay Total Return on Reference Obligation
Barclays Bank PLC iBoxx $ Liquid High Yield Index	3 Month LIBOR	Quarterly	USD 21,273	06/20/2021	$(408,090)

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate	Maturity	U.S. $ Value at April 30, 2021
HSBC Bank USA†	0.04%	—	$4,686,842
HSBC Bank USA†	0.04%	—	5,289,170
HSBC Bank USA†	0.04%	—	16,118,830
HSBC Bank USA†	0.04%	—	33,566,473
HSBC Bank USA†	0.04%	—	21,263,256
HSBC Bank USA†	0.04%	—	18,019,030
HSBC Bank USA†	0.04%	—	24,725,467
HSBC Bank USA†	0.04%	—	4,798,533
HSBC Bank USA†	0.04%	—	5,698,945
JPMorgan Chase Bank†	0.07%	—	26,874,029
JPMorgan Chase Bank†	0.07%	—	39,565,794
JPMorgan Chase Bank†	0.07%	—	32,728,563

			$233,334,932

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on April 30, 2021.

abfunds.com	AB BOND INFLATION STRATEGY | 51

PORTFOLIO OF INVESTMENTS (continued)

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements is as follows:

	Overnight and Continuous	Up to 30 Days		31-90 Days		Greater than 90 Days		Total
Inflation-Linked Securities	$233,334,932	$	– 0 –	$	– 0 –	$	– 0 –	$233,334,932

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2021, the aggregate market value of these securities amounted to $134,669,746 or 19.3% of net assets.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(e)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2021.

(f)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(g)	Fair valued by the Adviser.

(h)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.29% of net assets as of April 30, 2021, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GSF Series 2021-1, Class A1 1.433%, 08/15/2026	02/25/2021	$79,476	$79,476	0.01%
GSF Series 2021-1, Class A2 2.435%, 08/15/2026	02/25/2021	162,609	162,740	0.02%
GSF Series 2021-1, Class AS 2.638%, 08/15/2026	02/25/2021	41,167	41,200	0.01%
HFX Funding Series 2017-1A, Class A3 3.647%, 03/15/2035	11/19/2020	1,146,169	1,110,666	0.16%
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.065%, 11/15/2026	11/16/2015	181,951	155,258	0.02%
PMT Credit Risk Transfer Trust Series 2020-1R, Class A 2.461%, 02/27/2023	02/11/2000	417,980	416,960	0.06%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	88,999	91,414	0.01%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	01/24/2014	363,153	6,203	0.00%

(i)	IO – Interest Only.

(j)	Inverse interest only security.

(k)	Defaulted matured security.

52 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(l)	Non-income producing security.

(m)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at April 30, 2021.

(n)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd. (Preference Shares)	12/30/2014	$1,427,910	$1,418,663	0.20%

(o)	Affiliated investments.

(p)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(q)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:
AUD – Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
CHF – Swiss Franc
EUR – Euro
GBP – Great British Pound
JPY – Japanese Yen
MYR – Malaysian Ringgit
NZD – New Zealand Dollar
RUB – Russian Ruble
SEK – Swedish Krona
USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

CPI – Consumer Price Index

LIBOR – London Interbank Offered Rate

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

SOFR – Secured Overnight Financing Rate

STIBOR – Stockholm Interbank Offered Rate

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 53

STATEMENT OF ASSETS & LIABILITIES

April 30, 2021 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $876,022,858)	$918,477,420
Affiliated issuers (cost $36,751,490)	36,751,490
Cash	423,558
Cash collateral due from broker	12,571,996
Foreign currencies, at value (cost $125,175)	126,253
Receivable for investment securities sold	24,943,436
Receivable for capital stock sold	6,268,283
Interest receivable	2,454,986
Market value on credit default swaps (net premiums paid $1,934,032)	1,378,472
Unrealized appreciation on forward currency exchange contracts	784,578
Unrealized appreciation on inflation swaps	548,092
Receivable for variation margin on centrally cleared swaps	1,560
Affiliated dividends receivable	105

Total assets	1,004,730,229

Liabilities
Payable for reverse repurchase agreements	233,334,932
Payable for investment securities purchased	64,015,522
Market value on credit default swaps (net premiums received $1,313,522)	3,285,178
Unrealized depreciation on forward currency exchange contracts	2,267,428
Cash collateral due to broker	1,858,000
Payable for capital stock redeemed	679,382
Unrealized depreciation on total return swaps	408,090
Advisory fee payable	201,507
Payable for variation margin on futures	91,951
Unrealized depreciation on interest rate swaps	86,833
Distribution fee payable	46,013
Administrative fee payable	26,146
Transfer Agent fee payable	10,844
Directors’ fees payable	1,972
Accrued expenses and other liabilities	174,588

Total liabilities	306,488,386

Net Assets	$698,241,843

Composition of Net Assets
Capital stock, at par	$59,191
Additional paid-in capital	652,334,340
Distributable earnings	45,848,312

Net Assets	$698,241,843

See notes to financial statements.

54 | AB BOND INFLATION STRATEGY	abfunds.com

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$37,376,991	3,131,433	$11.94	*

C	$6,456,118	556,730	$11.60

Advisor	$212,675,443	17,799,083	$11.95

R	$2,161,438	180,951	$11.94

K	$7,529,938	632,177	$11.91

I	$5,871,290	497,234	$11.81

1	$344,717,134	29,439,348	$11.71

2	$62,411,123	5,332,825	$11.70

Z	$19,042,368	1,621,575	$11.74

*	The maximum offering price per share for Class A shares was $12.47 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 55

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2021 (unaudited)

Investment Income
Interest	$12,130,566
Dividends
Unaffiliated issuers	7,908
Affiliated issuers	584	$12,139,058

Expenses
Advisory fee (see Note B)	1,560,213
Distribution fee—Class A	41,922
Distribution fee—Class C	23,332
Distribution fee—Class R	6,582
Distribution fee—Class K	8,629
Distribution fee—Class 1	165,550
Transfer agency—Class A	21,293
Transfer agency—Class C	2,971
Transfer agency—Advisor Class	103,307
Transfer agency—Class R	3,423
Transfer agency—Class K	6,903
Transfer agency—Class I	3,503
Transfer agency—Class 1	17,951
Transfer agency—Class 2	3,337
Transfer agency—Class Z	1,306
Custody and accounting	98,817
Registration fees	74,055
Audit and tax	56,404
Administrative	45,394
Printing	41,551
Legal	19,600
Directors’ fees	13,085
Miscellaneous	14,470

Total expenses before interest expense	2,333,598
Interest expense	149,092

Total expenses	2,482,690
Less: expenses waived and reimbursed by the Adviser (see Note B)	(529,786)

Net expenses		1,952,904

Net investment income		10,186,154

See notes to financial statements.

56 | AB BOND INFLATION STRATEGY	abfunds.com

STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$10,404,295
Forward currency exchange contracts	58,799
Futures	7,848,843
Options written	839,826
Swaps	(7,862,394)
Swaptions written	636,120
Foreign currency transactions	(1,892,053)
Net change in unrealized appreciation/depreciation of:
Investments(a)	(449,330)
Forward currency exchange contracts	(2,095,271)
Futures	(392,566)
Options written	(510,303)
Swaps	8,461,319
Swaptions written	(51,621)
Foreign currency denominated assets and liabilities	99,881

Net gain on investment and foreign currency transactions	15,095,545

Net Increase in Net Assets from Operations	$25,281,699

(a)	Net of decrease in accrued foreign capital gains taxes of $310.

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 57

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31, 2020
Increase in Net Assets from Operations
Net investment income	$10,186,154	$14,427,948
Net realized gain on investment and foreign currency transactions	10,033,436	7,521,295
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	5,062,109	20,654,424

Net increase in net assets from operations	25,281,699	42,603,667
Distributions to Shareholders
Class A	(299,437)	(649,771)
Class C	(33,914)	(50,256)
Advisor Class	(1,685,062)	(3,332,209)
Class R	(17,822)	(62,687)
Class K	(61,309)	(127,416)
Class I	(66,075)	(224,256)
Class 1	(3,374,580)	(7,448,238)
Class 2	(641,792)	(1,473,613)
Class Z	(151,898)	(502,262)
Capital Stock Transactions
Net increase (decrease)	106,705,398	(98,268,014)

Total increase (decrease)	125,655,208	(69,535,055)
Net Assets
Beginning of period	572,586,635	642,121,690

End of period	$698,241,843	$572,586,635

See notes to financial statements.

58 | AB BOND INFLATION STRATEGY	abfunds.com

STATEMENT OF CASH FLOWS

For the Six Months Ended April 30, 2021 (unaudited)

Cash flows from operating activities
Net increase in net assets from operations		$25,281,699
Reconciliation of net increase in net assets from operations to net decrease in cash from operating activities
Purchases of long-term investments	$(379,683,281)
Purchases of short-term investments	(229,879,842)
Proceeds from disposition of long-term investments	286,062,176
Proceeds from disposition of short-term investments	178,387,250
Net realized gain on investment transactions and foreign currency transactions	(10,033,436)
Net realized gain on forward currency exchange contracts	58,799
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(5,062,109)
Net accretion of bond discount and amortization of bond premium	2,456,837
Inflation index adjustment	(6,152,354)
Increase in receivable for investments sold	(18,061,375)
Decrease in interest receivable	243,517
Increase in affiliated dividends receivable	(10)
Decrease in cash collateral due from broker	1,655,675
Increase in payable for investments purchased	50,429,774
Increase in cash collateral due to broker	1,515,000
Increase in advisory fee payable	30,086
Decrease in administrative fee payable	(1,154)
Decrease in Transfer Agent fee payable	(1,430)
Increase in distribution fee payable	7,309
Decrease in Directors’ fee payable	(200)
Decrease in accrued expenses	(47,551)
Payments on options written, net	(12,505)
Payments on swaps, net	(4,289,853)
Proceeds for exchange-traded derivatives settlements, net	10,412,432

Total adjustments		(121,966,245)

Net cash provided by (used in) operating activities		(96,684,546)
Cash flows from financing activities
Subscriptions of capital stock, net	97,386,044
Cash dividends paid (net of dividend reinvestments)†	(1,093,042)
Increase in reverse repurchase agreements	2,639,724

Net cash provided by (used in) financing activities		98,932,726
Effect of exchange rate on cash		(1,792,172)

Net increase in cash		456,008
Cash at beginning of period		93,803

Cash at end of period		$549,811

Supplemental disclosure of cash flow information
† Reinvestment of dividends	$5,238,847
Interest expense paid during the period	$202,493

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its significant investments in reverse repurchase agreements throughout the period.

See notes to financial statements.

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April 30, 2021 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 9 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Bond Inflation Strategy Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2. Class B and Class T shares have not been issued. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R, Class K, and Class 1 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, Class 2 and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

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In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

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determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates,

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yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2021:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Inflation-Linked Securities	$	– 0	–	$601,714,539		$	– 0	–	$601,714,539
Corporates – Investment Grade		– 0	–	114,390,876			– 0	–	114,390,876
Commercial Mortgage-Backed Securities		– 0	–	55,999,582			283,416		56,282,998
Collateralized Mortgage Obligations		– 0	–	41,397,433			– 0	–	41,397,433
Corporates – Non-Investment Grade		– 0	–	22,739,862			– 0	–	22,739,862
Mortgage Pass-Throughs		– 0	–	20,032,060			– 0	–	20,032,060
Asset-Backed Securities		– 0	–	14,145,625			743,974		14,889,599
Collateralized Loan Obligations		– 0	–	9,551,162			– 0	–	9,551,162
Emerging Markets – Corporate Bonds		– 0	–	4,859,492			– 0	–	4,859,492
Quasi-Sovereigns		– 0	–	3,828,741			– 0	–	3,828,741
Emerging Markets – Sovereigns		– 0	–	3,108,223			– 0	–	3,108,223
Local Governments – US Municipal Bonds		– 0	–	3,049,436			– 0	–	3,049,436
Governments – Sovereign Bonds		– 0	–	2,182,783			– 0	–	2,182,783
Governments – Treasuries		– 0	–	1,646,828			– 0	–	1,646,828
Common Stocks		– 0	–	– 0	–		1,418,663		1,418,663
Short-Term Investments:
Investment Companies		36,751,490		– 0	–		– 0	–	36,751,490
U.S. Treasury Bills		– 0	–	17,384,725			– 0	–	17,384,725

Total Investments in Securities		36,751,490		916,031,367			2,446,053		955,228,910
Other Financial Instruments(a):
Assets:
Futures		1,212,665		– 0	–		– 0	–	1,212,665	(b)
Forward Currency Exchange Contracts		– 0	–	784,578			– 0	–	784,578
Centrally Cleared Inflation (CPI) Swaps		– 0	–	6,282,464			– 0	–	6,282,464	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	935,234			– 0	–	935,234	(b)
Credit Default Swaps		– 0	–	1,378,472			– 0	–	1,378,472
Inflation (CPI) Swaps		– 0	–	548,092			– 0	–	548,092
Liabilities:
Futures		(597,831)		– 0	–		– 0	–	(597,831	)(b)
Forward Currency Exchange Contracts		– 0	–	(2,267,428)			– 0	–	(2,267,428)
Centrally Cleared Credit Default Swaps		– 0	–	(5,489,539)			– 0	–	(5,489,539	)(b)

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Investments in Securities:	Level 1			Level 2		Level 3			Total
Centrally Cleared Inflation (CPI) Swaps	$	– 0	–	$(1,715,247)		$	– 0	–	$(1,715,247	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(1,873,414)			– 0	–	(1,873,414	)(b)
Credit Default Swaps		– 0	–	(3,285,178)			– 0	–	(3,285,178)
Interest Rate Swaps		– 0	–	(86,833)			– 0	–	(86,833)
Total Return Swaps		– 0	–	(408,090)			– 0	–	(408,090)
Reverse Repurchase Agreements		(233,334,932)		– 0	–		– 0	–	(233,334,932)

Total		$(195,968,608)		$910,834,478			$2,446,053		$717,311,923

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in

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which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

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NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest), on an annual basis (“Expense Caps”) to .75%, 1.50%, .50%, 1.00%, .75%, .50%, .60%, .50% and .50% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2, and Class Z shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2022 and then may be extended for additional one-year terms. For the six months ended April 30, 2021, such reimbursement amounted to $527,370.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2021, the reimbursement for such services amounted to $45,394.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $68,187 for the six months ended April 30, 2021.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $7,111 from the sale of Class A shares and received $22,540 and $327 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2021.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the

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investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2021, such waiver amounted to $2,416.

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2021 is as follows:

Fund	Market Value 10/31/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$2,644	$212,494	$178,387	$36,751	$1

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings (and related transactions). As a result, as of May 20, 2021, AXA no longer owns shares of Equitable.

Sales that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets

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attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, .25% of the Fund’s average daily net assets attributable to Class K shares and .10% of the Fund’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, Class 2 and Class Z shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $274,683, $54,208, $56,801 and $1,581,475 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2021 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$102,172,891	$116,386,252
U.S. government securities	277,539,648	164,874,342

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$56,280,566
Gross unrealized depreciation	(14,114,587)

Net unrealized appreciation	$42,165,979

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2021, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates

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on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2021, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put

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options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the six months ended April 30, 2021, the Fund held written options for hedging and non-hedging purposes.

During the six months ended April 30, 2021, the Fund held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates

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two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

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At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2021, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer

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Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended April 30, 2021, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments.

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The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended April 30, 2021, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended April 30, 2021, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a

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settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended April 30, 2021, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$1,212,665	*	Receivable/Payable for variation margin on futures	$597,831	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	14,560	*	Receivable/Payable for variation margin on centrally cleared swaps	589,855	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	7,217,579	*	Receivable/Payable for variation margin on centrally cleared swaps	3,588,804	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	784,578		Unrealized depreciation on forward currency exchange contracts	2,267,428

Interest rate contracts				Unrealized depreciation on interest rate swaps	86,833

Interest rate contracts	Unrealized appreciation on inflation swaps	548,092

Credit contracts	Market value on credit default swaps	1,378,472		Market value on credit default swaps	3,285,178

Credit contracts				Unrealized depreciation on total return swaps	408,090

Total		$11,155,946			$10,824,019

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$7,848,843	$(392,566)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	58,799	(2,095,271)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	839,826	(510,303)

Credit contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	636,120	(51,621)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(1,857,814)	8,088,531

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(6,004,580)	372,788

Total		$1,521,194	$5,411,558

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2021:

Futures:
Average notional amount of buy contracts	$37,845,170	(a)
Average notional amount of sale contracts	$202,849,599
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$76,069,621
Average principal amount of sale contracts	$125,185,781

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Options Written:
Average notional amount	$62,745,920	(b)
Swaptions Written:
Average notional amount	$28,500,000	(b)
Interest Rate Swaps:
Average notional amount	$595,000
Inflation Swaps:
Average notional amount	$23,800,000
Centrally Cleared Interest Rate Swaps:
Average notional amount	$209,191,267
Centrally Cleared Inflation Swaps:
Average notional amount	$277,000,000
Credit Default Swaps:
Average notional amount of buy contracts	$14,379,857
Average notional amount of sale contracts	$14,853,571
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$198,610,000
Total Return Swaps:
Average notional amount	$20,860,000

(a)	Positions were open for five months during the period.

(b)	Positions were open for one month during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*		Security Collateral Received*			Net Amount of Derivative Assets
Citibank, NA/Citigroup Global Markets, Inc.	$1,331,898	$(792,351)	$(539,547)		$	– 0	–	$	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	66,799	(66,799)	– 0	–		– 0	–		– 0	–
HSBC Bank USA	12,377	(12,377)	– 0	–		– 0	–		– 0	–
JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	577,017	(347,393)	(229,624)			– 0	–		– 0	–

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Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*			Net Amount of Derivative Assets
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	$601,722	$(459,838)		$(141,884)		$	– 0	–	$ – 0	–
Natwest Markets PLC	80,073	(53,045)		– 0	–		– 0	–	27,028
Societe Generale	14,272	– 0	–	– 0	–		– 0	–	14,272
State Street Bank & Trust Co.	17,734	(17,734)		– 0	–		– 0	–	– 0	–
UBS AG	9,250	(9,250)		– 0	–		– 0	–	– 0	–

Total	$2,711,142	$(1,758,787)		$(911,055)		$	– 0	–	$41,300	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*			Net Amount of Derivative Liabilities
Barclays Bank PLC	$539,802	$ – 0	–	$(260,000)		$	– 0	–	$279,802
BNP Paribas SA	127,225	– 0	–	– 0	–		– 0	–	127,225
Citibank, NA/Citigroup Global Markets, Inc.	792,351	(792,351)		– 0	–		– 0	–	– 0	–
Credit Suisse International	359,323	– 0	–	(260,000)			(50,319)		49,004
Deutsche Bank AG	722,182	– 0	–	– 0	–		(722,182)		– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	1,368,653	(66,799)		– 0	–		(1,094,500)		207,354
HSBC Bank USA	170,007	(12,377)		– 0	–		– 0	–	157,630
JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	347,393	(347,393)		– 0	–		– 0	–	– 0	–
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	459,838	(459,838)		– 0	–		– 0	–	– 0	–
Natwest Markets PLC	53,045	(53,045)		– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	141,195	(17,734)		– 0	–		– 0	–	123,461
UBS AG	966,515	(9,250)		– 0	–		– 0	–	957,265

Total	$6,047,529	$(1,758,787)		$(520,000)			$(1,867,001)		$1,901,741	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note D.3 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

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2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended April 30, 2021, the average amount of reverse repurchase agreements outstanding was $246,233,554 and the daily weighted average interest rate was 0.09%. At April 30, 2021, the Fund had reverse repurchase agreements outstanding in the amount of $233,334,932 as reported on the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of April 30, 2021:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
HSBC Bank USA	$134,166,546	$(134,166,546)	$	– 0	–
JPMorgan Chase Bank	99,168,386	(99,168,386)		– 0	–

Total	$233,334,932	$(233,334,932)	$	– 0	–

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

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NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31, 2020

Class A
Shares sold	824,640	1,261,189	$9,764,567	$14,062,730

Shares issued in reinvestment of dividends	19,920	43,961	234,743	495,138

Shares converted from Class C	18,730	14,046	220,893	156,235

Shares redeemed	(434,319)	(2,126,950)	(5,137,465)	(23,152,124)

Net increase (decrease)	428,971	(807,754)	$5,082,738	$(8,438,021)

Class C
Shares sold	300,410	187,777	$3,449,190	$2,049,635

Shares issued in reinvestment of dividends	2,324	3,364	26,677	37,161

Shares converted to Class A	(19,268)	(14,427)	(220,893)	(156,235)

Shares redeemed	(66,599)	(81,140)	(761,621)	(868,047)

Net increase	216,867	95,574	$2,493,353	$1,062,514

Advisor Class
Shares sold	8,378,989	5,506,776	$99,354,289	$60,921,189

Shares issued in reinvestment of dividends	122,890	253,528	1,450,197	2,856,501

Shares redeemed	(2,427,261)	(9,408,756)	(28,755,990)	(103,456,299)

Net increase (decrease)	6,074,618	(3,648,452)	$72,048,496	$(39,678,609)

Class R
Shares sold	35,319	77,780	$417,197	$845,022

Shares issued in reinvestment of dividends	1,512	4,957	17,822	55,751

Shares redeemed	(120,968)	(457,340)	(1,431,173)	(4,996,719)

Net decrease	(84,137)	(374,603)	$(996,154)	$(4,095,946)

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	Shares		Amount
	Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31, 2020

Class K
Shares sold	235,475	289,515	$2,784,471	$3,233,235

Shares issued in reinvestment of dividends	5,212	11,291	61,309	127,416

Shares redeemed	(197,018)	(174,841)	(2,318,325)	(1,884,738)

Net increase	43,669	125,965	$527,455	$1,475,913

Class I
Shares sold	102,501	366,818	$1,198,726	$4,053,521

Shares issued in reinvestment of dividends	5,673	20,138	66,075	224,256

Shares redeemed	(336,320)	(574,453)	(3,919,553)	(6,419,617)

Net decrease	(228,146)	(187,497)	$(2,654,752)	$(2,141,840)

Class 1
Shares sold	4,344,881	4,785,245	$50,524,663	$52,219,913

Shares issued in reinvestment of dividends	227,837	515,381	2,633,703	5,712,290

Shares redeemed	(2,656,661)	(7,432,024)	(30,817,857)	(80,548,968)

Net increase (decrease)	1,916,057	(2,131,398)	$22,340,509	$(22,616,765)

Class 2
Shares sold	631,868	2,095,390	$7,335,262	$22,581,072

Shares issued in reinvestment of dividends	51,658	115,965	597,054	1,284,697

Shares redeemed	(665,964)	(2,363,445)	(7,694,862)	(25,251,716)

Net increase (decrease)	17,562	(152,090)	$237,454	$(1,385,947)

Class Z
Shares sold	909,742	1,366,377	$10,609,384	$14,759,779

Shares issued in reinvestment of dividends	13,038	45,824	151,267	501,842

Shares redeemed	(269,287)	(3,464,375)	(3,134,352)	(37,710,934)

Net increase (decrease)	653,493	(2,052,174)	$7,626,299	$(22,449,313)

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NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Although the Fund invests principally in inflation-indexed securities, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate

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losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

abfunds.com	AB BOND INFLATION STRATEGY | 85

NOTES TO FINANCIAL STATEMENTS (continued)

LIBOR Transition and Associated Risk—A Fund may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

86 | AB BOND INFLATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2021.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2021 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2020 and October 31, 2019 were as follows:

	2020		2019
Distributions paid from:
Ordinary income	$13,870,708		$16,015,055

Total taxable distributions paid	$13,870,708		$16,015,055
Return of Capital	– 0	–	371,868

Total distributions paid	$13,870,708		$16,386,923

As of October 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(11,427,672	)(a)
Unrealized appreciation/(depreciation)	38,726,683	(b)

Total accumulated earnings/(deficit)	$27,299,011	(c)

(a)

As of October 31, 2020, the Fund had a net capital loss carryforward of $11,427,672. During the fiscal year, the Fund utilized $6,094,772 of capital loss carry forwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of Treasury inflation-protected securities, the tax treatment of swaps, the tax deferral of losses on wash sales, and the amortization on callable bonds.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital

abfunds.com	AB BOND INFLATION STRATEGY | 87

NOTES TO FINANCIAL STATEMENTS (continued)

losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2020, the Fund had a net long-term capital loss carryforward of $11,427,672, which may be carried forward for an indefinite period.

NOTE I

Subsequent Events

As of April 30, 2021, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Effective May 31, 2021, Class C shares will automatically convert to Class A shares after eight years instead of ten years.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

88 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 11.56	$ 10.95	$ 10.47	$ 10.83	$ 10.92	$ 10.44

Income From Investment Operations

Net investment income(a)(b)	.18	.25	.21	.28	.21	.18

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.30	.59	.52	(.38)	(.11)	.51

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.48	.84	.73	(.10)	.10	.69

Less: Dividends and Distributions

Dividends from net investment income	(.10)	(.23)	(.24)	(.26)	(.19)	(.21)

Return of capital	– 0	–	– 0	–	(.01)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.10)	(.23)	(.25)	(.26)	(.19)	(.21)

Net asset value, end of period	$ 11.94	$ 11.56	$ 10.95	$ 10.47	$ 10.83	$ 10.92

Total Return

Total investment return based on net asset value(d)	4.29%	7.64%	7.00%	(.99)%	.91%	6.63%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$37,377	$31,248	$38,422	$52,116	$27,718	$16,712

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.80	%^	.91%	1.25%	1.31%	1.01%	.98%

Expenses, before waivers/reimbursements(e)	1.04	%^	1.18%	1.51%	1.56%	1.34%	1.42%

Net investment income(b)	3.08	%^	2.26%	1.93%	2.60%	1.95%	1.71%

Portfolio turnover rate	33%	48%	40%	36%	42%	41%

See footnote summary on page 98.

abfunds.com	AB BOND INFLATION STRATEGY | 89

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 11.25	$ 10.67	$ 10.24	$ 10.61	$ 10.71	$ 10.27

Income From Investment Operations

Net investment income(a)(b)	.15	.18	.13	.19	.13	.10

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.27	.56	.49	(.37)	(.11)	.50

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.42	.74	.62	(.18)	.02	.60

Less: Dividends

Dividends from net investment income	(.07)	(.16)	(.19)	(.19)	(.12)	(.16)

Net asset value, end of period	$ 11.60	$ 11.25	$ 10.67	$ 10.24	$ 10.61	$ 10.71

Total Return

Total investment return based on net asset value(d)	3.86%	6.92%	6.18%	(1.77)%	.16%	5.86%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,456	$3,823	$2,607	$3,391	$3,627	$2,505

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.54	%^	1.64%	1.99%	2.03%	1.76%	1.72%

Expenses, before waivers/reimbursements(e)	1.79	%^	1.91%	2.26%	2.29%	2.09%	2.16%

Net investment income(b)	2.64	%^	1.62%	1.28%	1.77%	1.26%	.96%

Portfolio turnover rate	33%	48%	40%	36%	42%	41%

See footnote summary on page 98.

90 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 11.57	$ 10.96	$ 10.49	$ 10.84	$ 10.93	$ 10.46

Income From Investment Operations

Net investment income(a)(b)	.21	.27	.27	.30	.25	.22

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.29	.60	.48	(.37)	(.13)	.49

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.50	.87	.75	(.07)	.12	.71

Less: Dividends and Distributions

Dividends from net investment income	(.12)	(.26)	(.27)	(.28)	(.21)	(.24)

Return of capital	– 0	–	– 0	–	(.01)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.12)	(.26)	(.28)	(.28)	(.21)	(.24)

Net asset value, end of period	$ 11.95	$ 11.57	$ 10.96	$ 10.49	$ 10.84	$ 10.93

Total Return

Total investment return based on net asset value(d)	4.40%	7.93%	7.21%	(.68)%	1.15%	6.87%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$212,676	$135,677	$168,440	$150,011	$107,545	$29,186

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.55	%^	.66%	.97%	1.05%	.77%	.73%

Expenses, before waivers/reimbursements(e)	.79	%^	.92%	1.24%	1.31%	1.10%	1.16%

Net investment income(b)	3.47	%^	2.44%	2.47%	2.80%	2.31%	2.04%

Portfolio turnover rate	33%	48%	40%	36%	42%	41%

See footnote summary on page 98.

abfunds.com	AB BOND INFLATION STRATEGY | 91

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 11.57	$ 10.93	$ 10.46	$ 10.82	$ 10.89	$ 10.44

Income From Investment Operations

Net investment income(a)(b)	.15	.21	.20	.24	.21	.29

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.30	.62	.49	(.37)	(.12)	.37

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.45	.83	.69	(.13)	.09	.66

Less: Dividends

Dividends from net investment income	(.08)	(.19)	(.22)	(.23)	(.16)	(.21)

Net asset value, end of period	$ 11.94	$ 11.57	$ 10.93	$ 10.46	$ 10.82	$ 10.89

Total Return

Total investment return based on net asset value(d)	4.10%	7.61	%(f)	6.64%	(1.15)%	.80	%(f)	6.41%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,161	$3,066	$6,992	$6,354	$5,364	$408

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.05	%^	1.21%	1.47%	1.54%	1.29%	1.24%

Expenses, before waivers/reimbursements(e)	1.42	%^	1.58%	1.83%	1.90%	1.67%	1.71%

Net investment income(b)	2.59	%^	1.88%	1.88%	2.24%	2.08%	2.71%

Portfolio turnover rate	33%	48%	40%	36%	42%	41%

See footnote summary on page 98.

92 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 11.54	$ 10.92	$ 10.45	$ 10.81	$ 10.89	$ 10.42

Income From Investment Operations

Net investment income(a)(b)	.18	.27	.17	.27	.21	.20

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.29	.58	.54	(.38)	(.11)	.49

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.47	.85	.71	(.11)	.10	.69

Less: Dividends and Distributions

Dividends from net investment income	(.10)	(.23)	(.23)	(.25)	(.18)	(.22)

Return of capital	– 0	–	– 0	–	(.01)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.10)	(.23)	(.24)	(.25)	(.18)	(.22)

Net asset value, end of period	$ 11.91	$ 11.54	$ 10.92	$ 10.45	$ 10.81	$ 10.89

Total Return

Total investment return based on net asset value(d)	4.19%	7.74%	6.88%	(1.01)%	.96%	6.66%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$7,530	$6,790	$5,051	$12,055	$2,903	$2,409

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.80	%^	.89%	1.27%	1.35%	1.01%	.98%

Expenses, before waivers/reimbursements(e)	1.11	%^	1.21%	1.57%	1.65%	1.37%	1.36%

Net investment income(b)	3.06	%^	2.40%	1.61%	2.57%	1.95%	1.87%

Portfolio turnover rate	33%	48%	40%	36%	42%	41%

See footnote summary on page 98.

abfunds.com	AB BOND INFLATION STRATEGY | 93

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 11.44	$ 10.84	$ 10.38	$ 10.74	$ 10.84	$ 10.38

Income From Investment Operations

Net investment income(a)(b)	.18	.27	.25	.28	.24	.22

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.31	.59	.49	(.36)	(.12)	.50

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.49	.86	.74	(.08)	.12	.72

Less: Dividends and Distributions

Dividends from net investment income	(.12)	(.26)	(.27)	(.28)	(.22)	(.26)

Return of capital	– 0	–	– 0	–	(.01)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.12)	(.26)	(.28)	(.28)	(.22)	(.26)

Net asset value, end of period	$ 11.81	$ 11.44	$ 10.84	$ 10.38	$ 10.74	$ 10.84

Total Return

Total investment return based on net asset value(d)	4.36%	7.97%	7.23%	(.73)%	1.15%	6.98%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,871	$8,297	$9,893	$5,688	$642	$345

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.55	%^	.65%	.94%	1.11%	.76%	.72%

Expenses, before waivers/reimbursements(e)	.77	%^	.88%	1.18%	1.34%	.99%	1.03%

Net investment income(b)	3.16	%^	2.42%	2.40%	2.67%	2.25%	2.08%

Portfolio turnover rate	33%	48%	40%	36%	42%	41%

See footnote summary on page 98.

94 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 11.35	$ 10.77	$ 10.33	$ 10.69	$ 10.80	$ 10.35

Income From Investment Operations

Net investment income(a)(b)	.19	.26	.24	.28	.22	.20

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.29	.59	.48	(.36)	(.11)	.51

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.48	.85	.72	(.08)	.11	.71

Less: Dividends and Distributions

Dividends from net investment income	(.12)	(.27)	(.27)	(.28)	(.22)	(.26)

Return of capital	– 0	–	– 0	–	(.01)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.12)	(.27)	(.28)	(.28)	(.22)	(.26)

Net asset value, end of period	$ 11.71	$ 11.35	$ 10.77	$ 10.33	$ 10.69	$ 10.80

Total Return

Total investment return based on net asset value(d)	4.32%	7.84%	7.18%	(.77	)%(f)	1.01%	6.89%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$344,718	$312,381	$319,282	$306,620	$274,366	$226,408

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.65	%^	.75%	1.07%	1.14%	.86%	.82%

Expenses, before waivers/reimbursements(e)	.78	%^	.88%	1.20%	1.28%	1.04%	1.03%

Net investment income(b)	3.19	%^	2.42%	2.31%	2.66%	2.10%	1.86%

Portfolio turnover rate	33%	48%	40%	36%	42%	41%
See footnote summary on page 98.

abfunds.com	AB BOND INFLATION STRATEGY | 95

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 11.34	$ 10.76	$ 10.32	$ 10.69	$ 10.79	$ 10.35

Income From Investment Operations

Net investment income(a)(b)	.19	.28	.26	.29	.24	.20

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.29	.58	.48	(.37)	(.11)	.51

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.48	.86	.74	(.08)	.13	.71

Less: Dividends and Distributions

Dividends from net investment income	(.12)	(.28)	(.29)	(.29)	(.23)	(.27)

Return of capital	– 0	–	– 0	–	(.01)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.12)	(.28)	(.30)	(.29)	(.23)	(.27)

Net asset value, end of period	$ 11.70	$ 11.34	$ 10.76	$ 10.32	$ 10.69	$ 10.79

Total Return

Total investment return based on net asset value(d)	4.37%	7.96%	7.19%	(.77)%	1.21%	6.92%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$62,411	$60,289	$58,829	$50,705	$54,118	$37,207

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.55	%^	.65%	.96%	1.03%	.76%	.72%

Expenses, before waivers/reimbursements(e)	.68	%^	.78%	1.09%	1.17%	.94%	.93%

Net investment income(b)	3.26	%^	2.53%	2.45%	2.78%	2.24%	1.93%

Portfolio turnover rate	33%	48%	40%	36%	42%	41%

See footnote summary on page 98.

96 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 11.38	$ 10.80	$ 10.35	$ 10.72	$ 10.82	$ 10.38

Income From Investment Operations

Net investment income(a)(b)	.21	.24	.27	.28	.24	.25

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.27	.62	.47	(.36)	(.11)	.46

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.48	.86	.74	(.08)	.13	.71

Less: Dividends and Distributions

Dividends from net investment income	(.12)	(.28)	(.28)	(.29)	(.23)	(.27)

Return of capital	– 0	–	– 0	–	(.01)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.12)	(.28)	(.29)	(.29)	(.23)	(.27)

Net asset value, end of period	$ 11.74	$ 11.38	$ 10.80	$ 10.35	$ 10.72	$ 10.82

Total Return

Total investment return based on net asset value(d)	4.35%	7.92%	7.26%	(.77)%	1.19%	6.89%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$19,042	$11,016	$32,606	$26,142	$16,019	$11,576

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.54	%^	.67%	.96%	1.06%	.76%	.73%

Expenses, before waivers/reimbursements(e)	.68	%^	.81%	1.10%	1.21%	.94%	.95%

Net investment income(b)	3.53	%^	2.16%	2.50%	2.69%	2.22%	2.40%

Portfolio turnover rate	33%	48%	40%	36%	42%	41%

See footnote summary on page 98.

abfunds.com	AB BOND INFLATION STRATEGY | 97

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense:

	Six Months Ended April 30, 2021 (unaudited)		Year Ended October 31,
			2020	2019	2018	2017	2016

Class A
Net of waivers/reimbursements	.75	%^	.75%	.75%	.75%	.75%	.76%
Before waivers/reimbursements	.99	%^	1.01%	1.02%	1.01%	1.07%	1.20%
Class C
Net of waivers/reimbursements	1.50	%^	1.50%	1.50%	1.50%	1.50%	1.50%
Before waivers/reimbursements	1.75	%^	1.77%	1.77%	1.76%	1.82%	1.94%
Advisor Class
Net of waivers/reimbursements	.50	%^	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.74	%^	.77%	.77%	.76%	.83%	.93%
Class R
Net of waivers/reimbursements	1.00	%^	1.00%	1.00%	1.00%	1.00%	1.00%
Before waivers/reimbursements	1.37	%^	1.37%	1.36%	1.36%	1.38%	1.47%
Class K
Net of waivers/reimbursements	.75	%^	.75%	.75%	.75%	.75%	.75%
Before waivers/reimbursements	1.07	%^	1.07%	1.04%	1.05%	1.10%	1.13%
Class I
Net of waivers/reimbursements	.50	%^	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.72	%^	.73%	.73%	.73%	.72%	.81%
Class 1
Net of waivers/reimbursements	.60	%^	.60%	.60%	.60%	.60%	.60%
Before waivers/reimbursements	.73	%^	.73%	.73%	.74%	.77%	.81%
Class 2
Net of waivers/reimbursements	.50	%^	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.63	%^	.63%	.63%	.64%	.67%	.71%
Class Z
Net of waivers/reimbursements	.50	%^	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.64	%^	.63%	.64%	.65%	.68%	.72%

(f)

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

^	Annualized.

See notes to financial statements.

98 | AB BOND INFLATION STRATEGY	abfunds.com

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Michael Canter(2), Vice President Shawn E. Keegan(2), Vice President Janaki Rao(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services,

Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Multi-Sector Fixed-Income Team. Messrs. Canter, Keegan, and Rao are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB BOND INFLATION STRATEGY | 99

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

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The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB BOND INFLATION STRATEGY | 101

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Bond Inflation Strategy (the “Fund”) at a meeting held by video conference on November 3-5, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

abfunds.com	AB BOND INFLATION STRATEGY | 103

expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was above the median. The directors took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this

104 | AB BOND INFLATION STRATEGY	abfunds.com

purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

abfunds.com	AB BOND INFLATION STRATEGY | 105

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to April 30, 2021, High Yield Portfolio was named FlexFee High Yield Portfolio.

abfunds.com	AB BOND INFLATION STRATEGY | 107

NOTES

108 | AB BOND INFLATION STRATEGY	abfunds.com

AB BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

BIS-0152-0421

APR    04.30.21

SEMI-ANNUAL REPORT

AB INCOME FUND

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Income Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB INCOME FUND | 1

SEMI-ANNUAL REPORT

June 11, 2021

This report provides management’s discussion of fund performance for the AB Income Fund for the semi-annual reporting period ended April 30, 2021.

The investment objective of the Fund is to seek high current income consistent with preservation of capital.

NAV RETURNS AS OF APRIL 30, 2021 (unaudited)

	6 Months	12 Months

AB INCOME FUND

Class A Shares	1.99%	9.69%

Class C Shares	1.48%	8.72%

Advisor Class Shares[1]	1.99%	9.81%

Class Z Shares[1]	2.01%	9.86%

Bloomberg Barclays US Aggregate Bond Index	-1.52%	-0.27%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays US Aggregate Bond Index, for the six- and 12-month periods ended April 30, 2021.

During the six-month period, all share classes outperformed the benchmark, before sales charges. Sector allocation was the primary contributor, relative to the benchmark, mostly from off-benchmark allocations to emerging-market sovereign and corporate bonds, as well as agency risk-sharing transactions that more than offset losses from an underweight to investment-grade corporate bonds and an overweight to US Treasuries. Security selection among high-yield corporate bonds and commercial mortgage-backed securities (“CMBS”) added, more than offsetting a loss in US agency mortgages. Yield-curve positioning contributed, as underweights along the 20- and 30-year parts of the curve exceeded losses from overweights among five- and 10-year maturities. Country allocation to non-US countries including Canada and Colombia were minor detractors, while currency decisions did not have a meaningful impact on returns.

During the 12-month period, all share classes outperformed the benchmark, before sales charges. Sector allocation was the main contributor, mostly from off-benchmark allocations to high-yield corporate bonds in the US and eurozone, emerging-market sovereign and corporate bonds,

2 | AB INCOME FUND	abfunds.com

agency risk-sharing transactions, bank loans and collateralized loan obligations, while an underweight to investment-grade corporate bonds and an overweight to US Treasuries detracted. Positive security selection in investment-grade corporate bonds, CMBS, high-yield corporate bonds and emerging-market corporate bonds more than offset a loss in US agency mortgages. Yield-curve positioning contributed, as underweights along the 20- and 30-year parts of the curve exceeded losses from overweights among five- and 10-year maturities. Country allocation and currency decisions did not have a meaningful impact on results.

During both periods, the Fund utilized derivatives in the form of futures, interest rate swaptions and interest rate swaps to manage and hedge duration risk and/or to take active yield-curve positioning. Currency forwards were used to hedge foreign currency exposure and to take active currency risk. Credit default swaps, both single name and index, were used to create synthetic exposure in investment-grade and high-yield credit risk.

MARKET REVIEW AND INVESTMENT STRATEGY

Global fixed-income market returns were mixed over the six-month period ended April 30, 2021, with elevated volatility and dispersion between regions and credit sectors. After the positive impact of massive fiscal stimulus enacted by governments and central bank monetary policies, longer-term treasury yields continued to steadily rise during the period, based on expectations of an economic growth recovery. Developed-market government bond returns fell sharply in all major developed markets except Japan, where treasury returns were slightly positive. Historically low interest rates also set the stage for a sharp rebound in risk assets, which began to significantly rise in November, when positive vaccine news extended the credit rally. Emerging-market high-yield hard-currency sovereign bonds, along with emerging- and developed-market high-yield corporate bonds, led significant gains against developed-market treasuries with strong positive returns, as investors searched for higher yields in a period of historically low interest rates. Emerging-market local-currency bonds and investment-grade corporate bonds in Europe and emerging markets also had positive results. Investment-grade emerging-market sovereign bonds and US corporate bonds had negative returns, yet outperformed developed-market treasuries. Securitized assets outperformed US Treasuries, with slightly negative results. The US dollar fell against all major developed-market currencies except the yen and also fell against most emerging-market currencies during the period. Brent crude oil prices significantly rebounded on the improved global economic outlook and OPEC+ production cuts, and copper advanced near an all-time high partly due to increased demand for infrastructure and green-energy initiatives.

The Fund’s Senior Investment Management Team (the “Team”) continues to pursue high income, while preserving capital by investing primarily in government bonds from both US and non-US issuers as well as corporate

abfunds.com	AB INCOME FUND | 3

bonds, with scope to invest a select amount in below investment-grade bonds. The Team manages the Fund with a core fixed-income strategy through a global, multi-sector approach that seeks an attractive risk/return profile.

INVESTMENT POLICIES

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in income-producing securities. The Fund also normally invests at least 65% of its total assets in securities of US and foreign governments, their agencies or instrumentalities and repurchase agreements relating to US government securities.

The Fund normally invests at least 65% of its total assets in US dollar-denominated securities. The Fund may also invest up to 35% of its total assets in non-government fixed-income securities, including corporate debt securities, non-government mortgage-backed and other asset-backed securities, certificates of deposit and commercial paper. The Fund may invest up to 35% of its net assets in below investment-grade securities (commonly known as “junk bonds”). The Fund may invest no more than 25% of its total assets in securities of issuers in any one country other than the US. The Fund’s investments in foreign securities may include investments in securities of emerging-market countries or of issuers in emerging markets.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risks and return characteristics as well as the securities’ impact on the overall risks and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings. The Fund may invest in fixed-income securities with any maturity or duration.

The Fund utilizes derivatives, such as options, futures contracts, forwards and swaps to a significant extent, subject to the limits of applicable law. The Fund may, for example, use credit default, interest rate and total return swaps to establish exposure to the fixed-income markets or particular fixed-income securities. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may also enter into transactions such as reverse repurchase agreements that are similar to borrowings for investment purposes. The Fund’s use of derivatives and these borrowing transactions may create aggregate exposure that is substantially in excess of its net assets, effectively leveraging the Fund.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays US Aggregate Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The index is not leveraged, whereas the Fund utilizes leverage. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of

abfunds.com	AB INCOME FUND | 5

DISCLOSURES AND RISKS (continued)

a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline, as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by

6 | AB INCOME FUND	abfunds.com

DISCLOSURES AND RISKS (continued)

non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance

abfunds.com	AB INCOME FUND | 7

DISCLOSURES AND RISKS (continued)

assumes reinvestment of distributions and does not account for taxes.

The Fund commenced operations on April 22, 2016. The Fund acquired the assets and liabilities of the AllianceBernstein Income Fund, Inc., a closed-end fund (the “Predecessor Fund”), effective at the close of business on April 21, 2016 (the “Reorganization”). The Fund has the same investment objective that the Predecessor Fund had and similar investment strategies and policies. In addition, the Fund has higher expenses (including transfer agency and shareholder servicing fees), and a different advisory fee arrangement than the Predecessor Fund had.

Performance information prior to April 22, 2016 shown in this report reflects the historical performance of the Predecessor Fund based on its NAV. Such performance information may not be representative of performance the Fund would have achieved as an open-end fund under its current investment strategies and policies and expense levels.

8 | AB INCOME FUND	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			2.28%

1 Year	9.69%	4.97%

5 Years	4.35%	3.44%

Since Inception[2]	4.42%	3.53%

CLASS C SHARES			1.63%

1 Year	8.72%	7.72%

5 Years	3.56%	3.56%

Since Inception[2]	3.63%	3.63%

ADVISOR CLASS SHARES[3,4]			2.64%

1 Year	9.81%	9.81%

5 Years	4.61%	4.61%

10 Years	5.09%	5.09%

CLASS Z SHARES[4]			2.68%

1 Year	9.86%	9.86%

Since Inception[2]	4.11%	4.11%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.80%, 1.55%, 0.55% and 0.48% for Class A, Class C, Advisor Class and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios, exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses and brokerage commissions and other transaction costs, to 0.77%, 1.52%, 0.52% and 0.52% for Class A, Class C, Advisor Class and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2022. Any fees waived and expense borne by the Adviser through April 22, 2018 under the expense limitations in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2021.

2	Inception dates: 4/21/2016 for all share classes except Class Z; 11/20/2019 for Class Z shares.

3	Performance returns of Advisor Class shares for the periods prior to April 21, 2016 are based on the NAV per share of the Predecessor Fund.

4

These share classes are offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	5.68%

Since Inception[1]	3.33%

CLASS C SHARES

1 Year	8.54%

Since Inception[1]	3.46%

ADVISOR CLASS SHARES[2,3]

1 Year	10.63%

5 Years	4.53%

10 Years	5.17%

CLASS Z SHARES[3]

1 Year	10.54%

Since Inception[1]	3.36%

1	Inception dates: 4/21/2016 for all share classes except Class Z; 11/20/2019 for Class Z shares.

2	Performance returns of Advisor Class shares for the periods prior to April 21, 2016 are based on the NAV per share of the Predecessor Fund.

3

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,019.90	$3.96	0.79%
Hypothetical**	$1,000	$1,020.88	$3.96	0.79%
Class C
Actual	$1,000	$1,014.80	$7.69	1.54%
Hypothetical**	$1,000	$1,017.16	$7.70	1.54%
Advisor Class
Actual	$1,000	$1,019.90	$2.70	0.54%
Hypothetical**	$1,000	$1,022.12	$2.71	0.54%
Class Z
Actual	$1,000	$1,020.10	$2.45	0.49%
Hypothetical**	$1,000	$1,022.36	$2.46	0.49%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB INCOME FUND | 11

PORTFOLIO SUMMARY

April 30, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $4,725.9

1

All data are as of April 30, 2021. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 1.0% or less in the following types: Agencies, Asset-Backed Securities, Common Stocks, Governments—Sovereign Bonds, Local Governments—Provincial Bonds, Local Governments—US Municipal Bonds, Preferred Stocks, Quasi-Sovereigns and Warrants.

12 | AB INCOME FUND	abfunds.com

PORTFOLIO SUMMARY (continued)

April 30, 2021 (unaudited)

1

All data are as of April 30, 2021. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.4% or less in the following: Angola, Bahrain, Bermuda, Chile, China, Costa Rica, Denmark, Dominican Republic, Ecuador, El Salvador, Finland, Germany, Ghana, Honduras, Hong Kong, India, Indonesia, Ireland, Israel, Ivory Coast, Jamaica, Japan, Kazakhstan, Kenya, Kuwait, Lebanon, Luxembourg, Macau, Malaysia, Netherlands, Nigeria, Norway, Oman, Pakistan, Panama, Peru, Qatar, Saudi Arabia, Senegal, Spain, Sri Lanka, Sweden, Switzerland, Turkey, Ukraine, United Arab Emirates and Zambia.

abfunds.com	AB INCOME FUND | 13

PORTFOLIO OF INVESTMENTS

April 30, 2021 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 55.8%
Australia – 1.0%
Australia Government Bond Series 161 0.25%, 11/21/2025(a)	AUD	62,528	$47,369,821

Colombia – 0.7%
Colombian TES Series B 5.75%, 11/03/2027	COP	120,958,800	31,375,832

Mexico – 0.7%
Mexican Bonos Series M 20 8.50%, 05/31/2029	MXN	645,000	35,405,180

Russia – 1.1%
Russian Federal Bond – OFZ Series 6217 7.50%, 08/18/2021	RUB	670,156	8,972,601
Series 6227 7.40%, 07/17/2024		3,026,338	41,600,352

			50,572,953

United States – 52.3%
U.S. Treasury Bonds 1.125%, 08/15/2040	U.S.$	37,958	31,623,426
1.25%, 05/15/2050		33,090	25,644,518
4.50%, 02/15/2036		17,631	23,584,217
5.50%, 08/15/2028(b)(c)(d)		161,400	208,155,563
6.00%, 02/15/2026		30,903	38,425,576
6.125%, 11/15/2027(d)		398,327	521,932,716
6.125%, 08/15/2029		47,418	64,858,933
6.25%, 05/15/2030(d)		122,903	172,217,128
6.375%, 08/15/2027(c)		45,300	59,690,355
6.50%, 11/15/2026		39,144	50,770,991
6.625%, 02/15/2027(d)		106,822	140,437,154
6.875%, 08/15/2025		18,100	22,811,656
7.50%, 11/15/2024		20,000	24,928,125
U.S. Treasury Notes 0.25%, 05/31/2025		48,083	47,324,092
0.625%, 05/15/2030(d)		204,567	188,106,117
1.50%, 08/15/2026(c)		161,051	165,731,648
1.625%, 08/15/2029		14,595	14,768,113
1.75%, 11/15/2029(d)		78,385	79,977,195
2.125%, 07/31/2024(c)		125,561	132,526,028
2.125%, 05/31/2026(d)		186,093	197,607,080
2.25%, 11/15/2025(c)(e)		192,514	205,508,588

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

2.625%, 02/15/2029	U.S.$	9,944	$10,826,530
3.125%, 11/15/2028		39,000	43,868,906

			2,471,324,655

Total Governments – Treasuries (cost $2,617,296,570)			2,636,048,441

MORTGAGE PASS-THROUGHS – 15.1%
Agency Fixed Rate 30-Year – 15.1%
Federal Home Loan Mortgage Corp. Series 2020 2.50%, 08/01/2050-09/01/2050		128,141	133,984,724
4.50%, 02/01/2050		5,352	5,976,990
Federal National Mortgage Association Series 1998 8.00%, 06/01/2028		4	3,963
Series 1999 7.50%, 11/01/2029		8	9,092
Series 2020 2.50%, 08/01/2050-09/01/2050		73,025	76,335,987
4.50%, 02/01/2050		9,935	11,032,008
Government National Mortgage Association Series 2021 2.50%, 05/01/2051, TBA		78,250	81,312,752
Uniform Mortgage-Backed Security Series 2021 3.00%, 05/01/2051, TBA		223,488	234,015,955
3.50%, 05/01/2051, TBA		13,429	14,291,164
4.00%, 05/01/2051, TBA		92,255	99,116,495
4.50%, 05/01/2051, TBA		53,949	58,771,231

Total Mortgage Pass-Throughs (cost $717,815,351)			714,850,361

CORPORATES – INVESTMENT GRADE – 13.8%
Financial Institutions – 8.0%
Banking – 4.7%
AIB Group PLC 4.263%, 04/10/2025(a)		4,005	4,342,501
4.75%, 10/12/2023(a)		1,734	1,890,164
Ally Financial, Inc. 5.80%, 05/01/2025		1,497	1,752,403
8.00%, 11/01/2031		75	105,415
American Express Co. Series B 3.622% (LIBOR 3 Month + 3.43%), 08/15/2021(f)(g)		576	576,461

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PORTFOLIO OF INVESTMENTS (continued)

			Principal Amount (000)	U.S. $ Value

Series C 3.469% (LIBOR 3 Month + 3.29%), 06/15/2021(f)(g)	U.S.$		2,148	$2,137,324
Australia & New Zealand Banking Group Ltd. 4.40%, 05/19/2026(a)			200	224,942
4.50%, 03/19/2024(a)			2,577	2,829,598
Banco de Credito del Peru 3.125%, 07/01/2030(a)			3,765	3,703,819
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 5.375%, 04/17/2025(a)			3,998	4,499,149
Banco Santander SA 5.179%, 11/19/2025			4,000	4,572,680
Bank of America Corp. Series DD 6.30%, 03/10/2026(g)			2,526	2,950,772
Series X 6.25%, 09/05/2024(g)			6,520	7,278,146
Series Z 6.50%, 10/23/2024(g)			2,072	2,380,624
Bank of New York Mellon Corp. (The) Series E 3.607% (LIBOR 3 Month + 3.42%), 06/20/2021(f)(g)			844	845,393
Series G 4.70%, 09/20/2025(g)			992	1,094,910
Barclays Bank PLC 6.86%, 06/15/2032(a)(g)			656	903,096
Barclays PLC 7.125%, 06/15/2025(g)		GBP	333	525,631
7.25%, 03/15/2023(a)(g)			1,350	2,016,516
7.875%, 03/15/2022(a)(g)		U.S.$	205	215,379
BBVA Bancomer SA/Texas 5.875%, 09/13/2034(a)			5,343	5,828,211
BNP Paribas SA 6.75%, 03/14/2022(a)(g)			1,296	1,345,248
Capital One Financial Corp. Series E 3.991% (LIBOR 3 Month + 3.80%), 06/01/2021(f)(g)			4,352	4,355,003
CIT Group, Inc. 3.929%, 06/19/2024			1,568	1,659,414
Citigroup, Inc. 3.875%, 02/18/2026(g)			3,286	3,303,087
5.95%, 01/30/2023(g)			2,055	2,175,238
Series Q 4.289% (LIBOR 3 Month + 4.10%), 05/17/2021(f)(g)			8,027	8,030,291

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series T 6.25%, 08/15/2026(g)	U.S.$	1,388	$1,620,837
Series U 5.00%, 09/12/2024(g)		2,540	2,666,543
Series V 4.70%, 01/30/2025(g)		1,811	1,846,568
Series W 4.00%, 12/10/2025(g)		2,865	2,906,056
Comerica, Inc. 5.625%, 07/01/2025(g)		10,316	11,561,967
Cooperatieve Rabobank UA 4.625%, 12/01/2023		2,250	2,466,135
Credit Agricole SA 6.50%, 06/23/2021(a)(g)	EUR	3,780	4,583,132
8.125%, 12/23/2025(a)(g)	U.S.$	2,233	2,707,825
Danske Bank A/S 3.244%, 12/20/2025(a)		200	213,052
5.00%, 01/12/2022(a)		478	492,163
5.375%, 01/12/2024(a)		1,459	1,625,355
5.875%, 04/06/2022(a)(g)	EUR	3,302	4,128,502
Discover Bank 3.45%, 07/27/2026	U.S.$	500	543,880
4.682%, 08/09/2028		8,350	8,892,750
Fifth Third Bancorp Series L 4.50%, 09/30/2025(g)		1,353	1,480,601
Goldman Sachs Group, Inc. (The) Series O 5.30%, 11/10/2026(g)		760	851,664
HSBC Holdings PLC 4.75%, 07/04/2029(a)(g)	EUR	4,667	6,305,641
6.00%, 09/29/2023(a)(g)		3,669	4,852,159
6.375%, 03/30/2025(g)	U.S.$	1,942	2,151,192
ING Groep NV 6.50%, 04/16/2025(g)		6,341	7,062,035
6.875%, 04/16/2022(a)(g)		515	537,609
JPMorgan Chase & Co. Series I 3.656% (LIBOR 3 Month + 3.47%), 07/30/2021(f)(g)		3,123	3,136,366
Series S 6.75%, 02/01/2024(g)		2,998	3,326,521
Series V 3.522% (LIBOR 3 Month + 3.32%), 07/01/2021(f)(g)		1,561	1,560,844
Series Z 3.976% (LIBOR 3 Month + 3.80%), 08/01/2021(f)(g)		2,673	2,683,558

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Lloyds Banking Group PLC 4.50%, 11/04/2024	U.S.$	4,360	$4,843,916
Morgan Stanley Series H 3.794% (LIBOR 3 Month + 3.61%), 07/15/2021(f)(g)		724	726,968
Nationwide Building Society 3.622%, 04/26/2023(a)		1,150	1,184,408
Natwest Group PLC 8.625%, 08/15/2021(g)		3,800	3,876,722
Nordea Bank Abp 6.625%, 03/26/2026(a)(g)		8,725	10,061,321
PNC Financial Services Group, Inc. (The) Series O 6.75%, 08/01/2021(g)		1,247	1,262,887
Santander Holdings USA, Inc. 4.40%, 07/13/2027		463	516,092
Societe Generale SA 4.75%, 11/24/2025(a)		8,825	9,811,812
Standard Chartered PLC 1.696% (LIBOR 3 Month + 1.51%), 01/30/2027(a)(f) (g)		7,800	7,475,364
7.50%, 04/02/2022(a)(g)		1,278	1,340,303
7.75%, 04/02/2023(a)(g)		265	289,335
Swedbank AB 6.00%, 03/17/2022(a)(g)		200	206,806
Series NC5 5.625%, 09/17/2024(a)(g)		2,000	2,161,020
Truist Financial Corp. Series P 4.95%, 09/01/2025(g)		10,721	11,800,390
Series Q 5.10%, 03/01/2030(g)		2,924	3,261,605
UBS Group AG 7.00%, 01/31/2024-02/19/2025(a)(g)		3,569	3,954,624
UniCredit SpA 2.569%, 09/22/2026(a)		4,320	4,354,387
4.875%, 02/20/2029(a)	EUR	2,970	3,905,576

			222,777,906

Brokerage – 0.2%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(g)	U.S.$	6,567	7,341,578

Finance – 1.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 2.875%, 08/14/2024		373	389,352
3.30%, 01/23/2023		150	155,711
3.875%, 01/23/2028		582	616,146
6.50%, 07/15/2025		861	1,010,814

18 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Aircastle Ltd. 2.85%, 01/26/2028(a)	U.S.$	1,242	$1,219,035
4.125%, 05/01/2024		678	719,575
4.25%, 06/15/2026		163	176,064
4.40%, 09/25/2023		1,716	1,837,407
5.00%, 04/01/2023		140	149,969
5.25%, 08/11/2025(a)		5,846	6,476,725
Aviation Capital Group LLC 1.95%, 01/30/2026(a)		349	342,753
2.875%, 01/20/2022(a)		1,672	1,692,733
3.50%, 11/01/2027(a)		1,437	1,487,467
3.875%, 05/01/2023(a)		3,587	3,749,061
4.125%, 08/01/2025(a)		1,592	1,704,252
4.375%, 01/30/2024(a)		1,694	1,805,347
4.875%, 10/01/2025(a)		1,315	1,445,317
5.50%, 12/15/2024(a)		4,722	5,305,403
GE Capital Funding LLC 4.40%, 05/15/2030(a)		3,510	3,996,942
Huarong Finance II Co., Ltd. 5.00%, 11/19/2025(a)		2,067	1,578,671
5.50%, 01/16/2025(a)		7,507	5,836,693
Synchrony Financial 2.85%, 07/25/2022		806	825,812
3.95%, 12/01/2027		6,904	7,506,650
4.25%, 08/15/2024		4,911	5,363,156
4.375%, 03/19/2024		499	544,863
4.50%, 07/23/2025		576	642,833

			56,578,751

Insurance – 1.3%
ACE Capital Trust II 9.70%, 04/01/2030		750	1,140,645
AIG Life Holdings, Inc. 8.125%, 03/15/2046(a)		509	735,566
Assicurazioni Generali SpA 5.50%, 10/27/2047(a)	EUR	6,630	9,785,574
CNP Assurances 4.75%, 06/27/2028(a)(g)		7,200	10,095,290
Credit Agricole Assurances SA 4.75%, 09/27/2048(a)		3,200	4,732,863
Fairfax Financial Holdings Ltd. 8.30%, 04/15/2026	U.S.$	5,000	6,342,650
Hartford Financial Services Group, Inc. (The) Series ICON 2.319% (LIBOR 3 Month + 2.13%), 02/12/2047(a)(f)		3,275	3,147,570
MetLife Capital Trust IV 7.875%, 12/15/2037(a)		4,117	5,719,254

abfunds.com	AB INCOME FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Prudential Financial, Inc. 5.20%, 03/15/2044	U.S.$	4,029	$4,315,422
5.625%, 06/15/2043		2,868	3,103,778
Voya Financial, Inc. 5.65%, 05/15/2053		12,065	12,911,842

			62,030,454

Other Finance – 0.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.45%, 04/03/2026		710	777,961

REITS – 0.6%
Brixmor Operating Partnership LP 4.05%, 07/01/2030		2,215	2,433,488
GLP Capital LP/GLP Financing II, Inc. 5.25%, 06/01/2025		886	999,860
5.375%, 04/15/2026		283	320,311
Kite Realty Group LP 4.00%, 10/01/2026		515	553,779
MPT Operating Partnership LP/MPT Finance Corp. 4.625%, 08/01/2029		1,047	1,108,501
5.00%, 10/15/2027		75	79,087
Omega Healthcare Investors, Inc. 4.50%, 01/15/2025		336	366,455
Regency Centers LP 3.60%, 02/01/2027		1,700	1,864,169
Sabra Health Care LP 4.80%, 06/01/2024		1,946	2,133,711
Spirit Realty LP 3.20%, 01/15/2027		2,453	2,586,345
3.40%, 01/15/2030		1,800	1,887,282
4.45%, 09/15/2026		1,010	1,126,827
STORE Capital Corp. 4.625%, 03/15/2029		1,143	1,290,298
Trust Fibra Uno 4.869%, 01/15/2030(a)		4,814	5,293,294
VEREIT Operating Partnership LP 3.40%, 01/15/2028		2,588	2,797,317
4.625%, 11/01/2025		1,286	1,460,562
4.875%, 06/01/2026		459	531,283

			26,832,569

			376,339,219

Industrial – 5.2%
Basic – 0.8%
Anglo American Capital PLC 5.375%, 04/01/2025(a)		3,216	3,685,938
5.625%, 04/01/2030(a)		1,960	2,355,528

20 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ArcelorMittal SA 7.25%, 10/15/2039	U.S.$	1,180	$1,662,632
Arconic Corp. 6.00%, 05/15/2025(a)		1,765	1,887,509
Glencore Funding LLC 4.125%, 03/12/2024(a)		7,218	7,814,279
Gold Fields Orogen Holdings BVI Ltd. 5.125%, 05/15/2024(a)		1,445	1,572,160
GTL Trade Finance, Inc. 7.25%, 04/16/2044(a)		274	364,146
GTL Trade Finance, Inc./Gerdau Holdings, Inc. 5.893%, 04/29/2024(a)		328	365,987
GUSAP III LP 4.25%, 01/21/2030(a)		1,491	1,567,227
Industrias Penoles SAB de CV 5.65%, 09/12/2049(a)		970	1,121,126
MEGlobal Canada ULC 5.00%, 05/18/2025(a)		1,988	2,223,826
Minsur SA 6.25%, 02/07/2024(a)		285	302,777
Nexa Resources SA 5.375%, 05/04/2027(a)		10,030	10,641,830
Suzano Austria GmbH 3.75%, 01/15/2031		1,304	1,330,080
7.00%, 03/16/2047(a)		478	613,632
Vale Overseas Ltd. 3.75%, 07/08/2030		614	643,242

			38,151,919

Capital Goods – 0.1%
General Electric Co. 3.45%, 05/01/2027		815	890,518
Series D 3.514% (LIBOR 3 Month + 3.33%), 06/15/2021(f)(g)		1,203	1,141,827
Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025		419	446,855
4.40%, 03/15/2024		2,081	2,269,414

			4,748,614

Communications - Media – 0.3%
Prosus NV 3.68%, 01/21/2030(a)		5,224	5,468,222
4.027%, 08/03/2050(a)		1,123	1,046,692
5.50%, 07/21/2025(a)		683	779,815
Weibo Corp. 3.50%, 07/05/2024		4,574	4,799,270

			12,093,999

abfunds.com	AB INCOME FUND | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.1%
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 03/20/2025(a)	U.S.$	1,990	$2,133,738
5.152%, 03/20/2028(a)		1,990	2,279,187

			4,412,925

Consumer Cyclical - Automotive – 0.8%
General Motors Co. 6.125%, 10/01/2025		1,290	1,530,817
6.80%, 10/01/2027		1,832	2,301,193
General Motors Financial Co., Inc. 2.20%, 04/01/2024(a)	EUR	1,571	1,999,225
3.50%, 11/07/2024	U.S.$	951	1,024,198
3.70%, 05/09/2023		336	353,781
3.95%, 04/13/2024		1,800	1,945,638
4.15%, 06/19/2023		1,073	1,146,018
5.10%, 01/17/2024		5,068	5,604,803
5.20%, 03/20/2023		1,712	1,853,565
5.25%, 03/01/2026		146	168,059
Harley-Davidson Financial Services, Inc. 2.55%, 06/09/2022(a)		130	132,153
3.35%, 06/08/2025(a)		5,173	5,494,502
Lear Corp. 3.50%, 05/30/2030		855	905,710
3.80%, 09/15/2027		1,378	1,513,320
4.25%, 05/15/2029		545	607,228
Nissan Motor Acceptance Corp. 2.60%, 09/28/2022(a)		246	251,961
2.80%, 01/13/2022(a)		225	228,089
3.45%, 03/15/2023(a)		356	372,412
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(a)		4,615	5,054,071
Volkswagen Group of America Finance LLC 3.35%, 05/13/2025(a)		3,894	4,210,582

			36,697,325

Consumer Cyclical - Other – 0.0%
Lennar Corp. 4.75%, 11/29/2027		75	86,744
Marriott International, Inc./MD Series EE 5.75%, 05/01/2025		1,526	1,757,433

			1,844,177

22 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.1%
VF Corp. 2.80%, 04/23/2027	U.S.$	2,807	$2,998,325

Consumer Non-Cyclical – 0.3%
Altria Group, Inc. 4.80%, 02/14/2029		1,145	1,302,953
BAT Capital Corp. 4.906%, 04/02/2030		5,400	6,089,418
Cigna Corp. 3.00%, 07/15/2023		6,987	7,340,612
Kimberly-Clark de Mexico SAB de CV 2.431%, 07/01/2031(a)		1,267	1,241,264

			15,974,247

Energy – 1.5%
Boardwalk Pipelines LP 5.95%, 06/01/2026		1,798	2,125,308
Cenovus Energy, Inc. 3.80%, 09/15/2023		2,500	2,640,350
Continental Resources, Inc./OK 5.75%, 01/15/2031(a)		2,501	2,901,410
Ecopetrol SA 5.875%, 09/18/2023-05/28/2045		813	875,074
6.875%, 04/29/2030		4,658	5,635,947
Empresa Electrica Cochrane SpA 5.50%, 05/14/2027(a)		937	962,174
Enable Midstream Partners LP 4.40%, 03/15/2027		8,139	8,907,647
4.95%, 05/15/2028		452	504,970
Energy Transfer LP 3.90%, 07/15/2026		383	414,322
Energy Transfer Operating LP 5.50%, 06/01/2027		7,425	8,631,117
Eni SpA 4.25%, 05/09/2029(a)		1,969	2,207,938
Hess Corp. 7.30%, 08/15/2031		8,898	11,716,264
Hunt Oil Co. of Peru LLC Sucursal Del Peru 6.375%, 06/01/2028(a)		718	729,793
Oleoducto Central SA 4.00%, 07/14/2027(a)		1,169	1,237,679
ONEOK, Inc. 4.35%, 03/15/2029		3,952	4,359,570
5.85%, 01/15/2026		7,452	8,791,497

abfunds.com	AB INCOME FUND | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Plains All American Pipeline LP/PAA Finance Corp. 4.50%, 12/15/2026	U.S.$	1,287	$1,424,130
4.65%, 10/15/2025		3,902	4,325,718
Raizen Fuels Finance SA 5.30%, 01/20/2027(a)		2,218	2,478,171

			70,869,079

Services – 0.0%
Expedia Group, Inc. 6.25%, 05/01/2025(a)		708	823,871

Technology – 0.6%
Baidu, Inc. 3.075%, 04/07/2025		797	839,839
3.425%, 04/07/2030		225	237,049
Broadcom, Inc. 3.50%, 02/15/2041(a)		4,978	4,803,272
5.00%, 04/15/2030		2,656	3,057,003
Dell International LLC/EMC Corp. 4.90%, 10/01/2026(a)		4,940	5,678,431
NXP BV/NXP Funding LLC 5.35%, 03/01/2026(a)		3,499	4,091,765
5.55%, 12/01/2028(a)		1,130	1,368,227
VMware, Inc. 4.50%, 05/15/2025		5,333	5,962,134

			26,037,720

Transportation - Airlines – 0.6%
Delta Air Lines, Inc. 7.00%, 05/01/2025(a)		4,659	5,420,048
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(a)		1,412	1,514,008
4.75%, 10/20/2028(a)		1,640	1,799,687
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.50%, 06/20/2027(a)		8,739	9,586,509
Southwest Airlines Co. 5.25%, 05/04/2025		9,941	11,388,708

			29,708,960

Transportation - Railroads – 0.0%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(a)		387	399,457
5.875%, 07/05/2034(a)		1,715	1,961,705

			2,361,162

			246,722,323

24 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Utility – 0.6%
Electric – 0.6%
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(a)	U.S.$	1,094	$1,130,458
Colbun SA 3.15%, 03/06/2030(a)		209	212,827
ComEd Financing III 6.35%, 03/15/2033		3,462	4,127,085
Empresas Publicas de Medellin ESP 4.25%, 07/18/2029(a)		3,775	3,798,122
4.375%, 02/15/2031(a)		5,315	5,333,270
Enel Finance International NV 4.625%, 09/14/2025(a)		5,060	5,744,567
Engie Energia Chile SA 3.40%, 01/28/2030(a)		6,432	6,576,720
LLPL Capital Pte Ltd. 6.875%, 02/04/2039(a)		1,122	1,309,164

			28,232,213

Total Corporates – Investment Grade (cost $604,346,761)			651,293,755

CORPORATES – NON-INVESTMENT GRADE – 11.5%
Industrial – 9.2%
Basic – 0.7%
CF Industries, Inc. 4.95%, 06/01/2043		75	87,353
Cleveland-Cliffs, Inc. 4.625%, 03/01/2029(a)		1,440	1,466,064
4.875%, 03/01/2031(a)		962	978,883
ERP Iron Ore, LLC 9.039%, 12/31/2019(h)(i)(j)(k)(l)		118	100,623
Graham Packaging Co., Inc. 7.125%, 08/15/2028(a)		454	487,560
Graphic Packaging International LLC 4.75%, 07/15/2027(a)		1,032	1,125,138
Hecla Mining Co. 7.25%, 02/15/2028		1,541	1,685,839
Illuminate Buyer LLC/Illuminate Holdings IV, Inc. 9.00%, 07/01/2028(a)		2,965	3,320,652
INEOS Group Holdings SA 5.375%, 08/01/2024(a)	EUR	3,215	3,906,668
INEOS Quattro Finance 1 PLC 3.75%, 07/15/2026(a)		107	131,120

abfunds.com	AB INCOME FUND | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC 6.00%, 09/15/2028(a)	U.S.$	2,626	$2,718,409
Joseph T Ryerson & Son, Inc. 8.50%, 08/01/2028(a)		2,712	3,001,289
Kaiser Aluminum Corp. 6.50%, 05/01/2025(a)		1,211	1,287,971
Kleopatra Finco SARL 4.25%, 03/01/2026(a)	EUR	2,779	3,288,230
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018(h)(i)(j)(k)(m)	U.S.$	1,407	– 0	–
Nouryon Holding BV 6.50%, 10/01/2026(a)	EUR	3,287	4,149,384
Peabody Energy Corp. 8.50% (6.00% Cash and 2.50% PIK), 12/31/2024(a)(l)	U.S.$	1,027	504,277
PIC AU Holdings LLC/PIC AU Holdings Corp. 10.00%, 12/31/2024(a)		1,158	1,067,977
SPCM SA 4.875%, 09/15/2025(a)		913	935,898
Valvoline, Inc. 4.25%, 02/15/2030(a)		1,485	1,523,833

			31,767,168

Capital Goods – 0.5%
ARD Finance SA 5.00% (5.00% Cash or 5.75% PIK), 06/30/2027(a)(l)	EUR	1,076	1,323,219
6.50% (6.50% Cash or 7.25% PIK), 06/30/2027(a)(l)	U.S.$	5,393	5,646,848
Bombardier, Inc. 6.00%, 10/15/2022(a)		2,000	1,998,660
7.50%, 12/01/2024-03/15/2025(a)		2,675	2,693,711
7.875%, 04/15/2027(a)		1,946	1,941,680
Cleaver-Brooks, Inc. 7.875%, 03/01/2023(a)		1,258	1,254,641
F-Brasile SpA/F-Brasile US LLC Series XR 7.375%, 08/15/2026(a)		2,778	2,821,587
Gates Global LLC/Gates Corp. 6.25%, 01/15/2026(a)		1,047	1,096,167
GFL Environmental, Inc. 5.125%, 12/15/2026(a)		273	286,688
8.50%, 05/01/2027(a)		960	1,054,982
TransDigm, Inc. 6.25%, 03/15/2026(a)		33	34,942

26 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Triumph Group, Inc. 6.25%, 09/15/2024(a)	U.S.$	1,309		$1,323,307
7.75%, 08/15/2025		362		359,488
8.875%, 06/01/2024(a)		1,838		2,044,297
Trivium Packaging Finance BV 3.75%, 08/15/2026(a)	EUR	100		123,291
Vertical Holdco GmbH 7.625%, 07/15/2028(a)	U.S.$	1,124		1,224,913

				25,228,421

Communications - Media – 1.0%
Advantage Sales & Marketing, Inc. 1.00%, 10/28/2027		1,297		1,299,992
6.50%, 11/15/2028(a)		5,620		5,945,904
AMC Networks, Inc. 4.25%, 02/15/2029		4,309		4,247,123
Arches Buyer, Inc. 6.125%, 12/01/2028(a)		879		904,772
Banijay Entertainment SASU 3.50%, 03/01/2025(a)	EUR	600		728,159
5.375%, 03/01/2025(a)	U.S.$	1,955		2,015,136
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 08/15/2030-06/01/2033(a)		10,147		10,246,671
5.75%, 02/15/2026(a)		52		53,742
CSC Holdings LLC 3.375%, 02/15/2031(a)		459		431,515
5.00%, 11/15/2031(a)		2,775		2,778,163
DISH DBS Corp. 7.75%, 07/01/2026		45		51,876
iHeartCommunications, Inc. 6.375%, 05/01/2026		0	**	372
8.375%, 05/01/2027		147		158,084
Lamar Media Corp. 4.875%, 01/15/2029		364		384,115
LCPR Senior Secured Financing DAC 6.75%, 10/15/2027(a)		3,152		3,387,801
Meredith Corp. 6.875%, 02/01/2026		2,293		2,355,461
National CineMedia LLC 5.875%, 04/15/2028(a)		2,267		2,175,186
Scripps Escrow II, Inc. 5.375%, 01/15/2031(a)		2,163		2,193,931
Sinclair Television Group, Inc. 5.50%, 03/01/2030(a)		2,251		2,240,510
TEGNA, Inc. 5.00%, 09/15/2029		3,630		3,771,897

abfunds.com	AB INCOME FUND | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Univision Communications, Inc. 6.625%, 06/01/2027(a)	U.S.$	10	$10,840

			45,381,250

Communications - Telecommunications – 0.4%
Altice France SA/France 5.125%, 07/15/2029(a)		7,096	7,125,307
Connect Finco SARL/Connect US Finco LLC 6.75%, 10/01/2026(a)		1,301	1,356,878
Consolidated Communications, Inc. 6.50%, 10/01/2028(a)		3,624	3,904,171
Frontier Communications Corp. 6.75%, 05/01/2029(a)		1,042	1,098,247
Intelsat Jackson Holdings SA 5.50%, 08/01/2023(j)(n)		4,941	3,030,414
Telecom Italia Capital SA 7.721%, 06/04/2038		75	98,293
Zayo Group Holdings, Inc. 6.125%, 03/01/2028(a)		2,825	2,915,852

			19,529,162

Consumer Cyclical - Automotive – 0.4%
American Axle & Manufacturing, Inc. 6.875%, 07/01/2028		2,445	2,612,507
Clarios Global LP/Clarios US Finance Co. 4.375%, 05/15/2026(a)	EUR	360	447,504
Dealer Tire LLC/DT Issuer LLC 8.00%, 02/01/2028(a)	U.S.$	2,682	2,839,004
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024(h)(j)(k)(m)		2,273	– 0	–
(First Lien) 11.00%, 10/31/2024(h)(j)(k)(m)		933	– 0	–
Ford Motor Co. 8.50%, 04/21/2023		2,800	3,136,056
IHO Verwaltungs GmbH 3.625% (3.625% Cash or 4.375% PIK), 05/15/2025(a)(l)	EUR	560	685,969
3.875% (3.875% Cash or 4.625% PIK), 05/15/2027(a)(l)		623	776,332
Jaguar Land Rover Automotive PLC 5.875%, 01/15/2028(a)	U.S.$	546	554,807
7.75%, 10/15/2025(a)		1,661	1,803,348
Meritor, Inc. 6.25%, 06/01/2025(a)		1,006	1,077,748

28 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

PM General Purchaser LLC 9.50%, 10/01/2028(a)	U.S.$	1,306	$1,436,979
Tenneco, Inc. 5.00%, 07/15/2026		2,680	2,595,205
7.875%, 01/15/2029(a)		1,764	1,986,864
Titan International, Inc. 6.50%, 11/30/2023		873	901,887

			20,854,210

Consumer Cyclical - Entertainment – 1.1%
Boyne USA, Inc. 4.75%, 05/15/2029(a)		1,417	1,456,293
Carnival Corp. 5.75%, 03/01/2027(a)		4,321	4,560,599
9.875%, 08/01/2027(a)		1,508	1,774,524
11.50%, 04/01/2023(a)		6,513	7,480,311
Cedar Fair LP 5.25%, 07/15/2029		996	1,023,460
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.50%, 05/01/2025(a)		9,553	10,028,166
NCL Corp., Ltd. 5.875%, 03/15/2026(a)		2,194	2,298,237
Royal Caribbean Cruises Ltd. 5.50%, 04/01/2028(a)		3,117	3,268,923
10.875%, 06/01/2023(a)		2,193	2,517,213
11.50%, 06/01/2025(a)		3,954	4,581,856
SeaWorld Parks & Entertainment, Inc. 8.75%, 05/01/2025(a)		4,017	4,368,407
9.50%, 08/01/2025(a)		3,735	4,054,604
Six Flags Theme Parks, Inc. 7.00%, 07/01/2025(a)		820	884,403
Viking Cruises Ltd. 5.875%, 09/15/2027(a)		1,057	1,035,945
13.00%, 05/15/2025(a)		1,888	2,207,431
Viking Ocean Cruises Ship VII Ltd. 5.625%, 02/15/2029(a)		1,376	1,398,470
VOC Escrow Ltd. 5.00%, 02/15/2028(a)		75	76,501

			53,015,343

Consumer Cyclical - Other – 0.5%
Adams Homes, Inc. 7.50%, 02/15/2025(a)		2,232	2,355,876
Bally’s Corp. 6.75%, 06/01/2027(a)		2,577	2,743,990

abfunds.com	AB INCOME FUND | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Beazer Homes USA, Inc. 5.875%, 10/15/2027	U.S.$	157	$165,877
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 4.875%, 02/15/2030(a)		937	937,206
6.25%, 09/15/2027(a)		1,846	1,955,209
Empire Communities Corp. 7.00%, 12/15/2025(a)		1,386	1,482,022
Forestar Group, Inc. 8.00%, 04/15/2024(a)		1,470	1,529,653
Forterra Finance LLC/FRTA Finance Corp. 6.50%, 07/15/2025(a)		1,383	1,493,308
Hilton Domestic Operating Co., Inc. 5.375%, 05/01/2025(a)		314	330,359
Installed Building Products, Inc. 5.75%, 02/01/2028(a)		846	890,415
K. Hovnanian Enterprises, Inc. 10.00%, 07/15/2022(a)		3,302	3,333,270
Marriott Ownership Resorts, Inc. 6.125%, 09/15/2025(a)		1,618	1,717,361
Mattamy Group Corp. 5.25%, 12/15/2027(a)		901	948,834
Shea Homes LP/Shea Homes Funding Corp. 4.75%, 02/15/2028(a)		1,969	2,009,424
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 05/15/2025(a)		688	672,492
Travel + Leisure Co. 6.625%, 07/31/2026(a)		2,404	2,754,816
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.50%, 03/01/2025(a)		75	79,893

			25,400,005

Consumer Cyclical - Restaurants – 0.0%
1011778 BC ULC/New Red Finance, Inc. 3.875%, 01/15/2028(a)		14	14,165
IRB Holding Corp. 6.75%, 02/15/2026(a)		1,031	1,067,642

			1,081,807

Consumer Cyclical - Retailers – 0.7%
Burlington Coat Factory Warehouse Corp. 6.25%, 04/15/2025(a)		616	655,670
Dufry One BV 2.50%, 10/15/2024(a)	EUR	1,810	2,149,937

30 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

FirstCash, Inc. 4.625%, 09/01/2028(a)	U.S.$	1,608	$1,659,906
Foundation Building Materials, Inc. 6.00%, 03/01/2029(a)		1,143	1,133,719
L Brands, Inc. 5.25%, 02/01/2028		252	276,189
6.75%, 07/01/2036		704	849,390
6.875%, 11/01/2035		2,210	2,679,824
7.50%, 06/15/2029		236	273,637
9.375%, 07/01/2025(a)		320	405,619
Magic Mergeco, Inc. 5.25%, 05/01/2028(a)		2,159	2,187,650
7.875%, 05/01/2029(a)		4,529	4,664,327
PetSmart, Inc./PetSmart Finance Corp. 7.75%, 02/15/2029(a)		1,480	1,605,238
Rite Aid Corp. 7.50%, 07/01/2025(a)		2,417	2,503,939
Specialty Building Products Holdings LLC/SBP Finance Corp. 6.375%, 09/30/2026(a)		3,230	3,403,322
Staples, Inc. 7.50%, 04/15/2026(a)		1,173	1,214,853
10.75%, 04/15/2027(a)		1,108	1,146,348
TPro Acquisition Corp. 11.00%, 10/15/2024(a)		1,216	1,340,154
William Carter Co. (The) 5.50%, 05/15/2025(a)		2,154	2,278,846

			30,428,568

Consumer Non - Cyclical – 0.7%
AdaptHealth LLC 4.625%, 08/01/2029(a)		2,041	2,031,775
6.125%, 08/01/2028(a)		1,265	1,332,526
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 4.625%, 01/15/2027(a)		799	830,704
4.875%, 02/15/2030(a)		82	85,403
Bausch Health Americas, Inc. 8.50%, 01/31/2027(a)		223	248,284
Bausch Health Cos., Inc. 6.125%, 04/15/2025(a)		446	455,901
CHS/Community Health Systems, Inc. 6.875%, 04/15/2029(a)		2,079	2,174,717
8.125%, 06/30/2024(a)		162	169,593
Cidron Aida Finco Sarl 5.00%, 04/01/2028(a)	EUR	496	608,147
Emergent BioSolutions, Inc. 3.875%, 08/15/2028(a)	U.S.$	642	601,387

abfunds.com	AB INCOME FUND | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Endo Dac/Endo Finance LLC/Endo Finco, Inc. 6.00%, 06/30/2028(a)	U.S.$	1,928	$1,473,705
9.50%, 07/31/2027(a)		1,413	1,497,738
Jazz Securities DAC 4.375%, 01/15/2029(a)		1,278	1,306,602
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 04/15/2025(a)(j)(n)		548	363,510
5.625%, 10/15/2023(a)(j)(n)		107	72,747
Organon Finance 1 LLC 5.125%, 04/30/2031(a)		1,527	1,584,293
Radiology Partners, Inc. 9.25%, 02/01/2028(a)		3,294	3,611,706
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.75%, 12/01/2026(a)		4,840	5,240,800
Sunshine Mid BV 6.50%, 05/15/2026(a)	EUR	2,077	2,578,077
Triton Water Holdings, Inc. 6.25%, 04/01/2029(a)	U.S.$	1,264	1,279,636
US Acute Care Solutions LLC 6.375%, 03/01/2026(a)		656	684,490
US Foods, Inc. 4.75%, 02/15/2029(a)		3,990	4,039,476
Vizient, Inc. 6.25%, 05/15/2027(a)		561	595,266
WASH Multifamily Acquisition, Inc. 5.75%, 04/15/2026(a)		1,252	1,300,290

			34,166,773

Energy – 1.8%
Antero Resources Corp. 8.375%, 07/15/2026(a)		1,007	1,130,559
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.625%, 12/15/2025(a)		2,125	2,295,892
Bonanza Creek Energy, Inc. 7.50%, 04/30/2026		55	55,052
Callon Petroleum, Co. 6.25%, 04/15/2023		1,252	1,189,225
Citgo Holding, Inc. 9.25%, 08/01/2024(a)		737	759,095
CITGO Petroleum Corp. 7.00%, 06/15/2025(a)		2,880	2,970,115
CNX Resources Corp. 6.00%, 01/15/2029(a)		3,514	3,742,621

32 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Comstock Resources, Inc. 9.75%, 08/15/2026	U.S.$	1,613	$1,749,331
Diamond Offshore Drilling, Inc. 7.875%, 08/15/2025(j)(n)		2,642	468,955
EnLink Midstream LLC 5.625%, 01/15/2028(a)		4,206	4,346,985
EnLink Midstream Partners LP 4.40%, 04/01/2024		318	326,268
Genesis Energy LP/Genesis Energy Finance Corp. 6.25%, 05/15/2026		1,149	1,127,249
6.50%, 10/01/2025		179	179,700
7.75%, 02/01/2028		4,346	4,387,809
8.00%, 01/15/2027		1,356	1,397,087
Global Partners LP/GLP Finance Corp. 6.875%, 01/15/2029		1,924	2,081,749
Gulfport Energy Corp. 6.00%, 10/15/2024(j)(n)		438	438,504
6.375%, 05/15/2025-01/15/2026(j)(n)		2,545	2,545,372
6.625%, 05/01/2023(j)(n)		236	238,343
Hess Midstream Operations LP 5.625%, 02/15/2026(a)		2,739	2,843,164
Independence Energy Finance Ll 7.25%, 05/01/2026(a)		2,362	2,364,268
Nabors Industries Ltd. 7.25%, 01/15/2026(a)		1,294	1,155,348
7.50%, 01/15/2028(a)		1,372	1,195,506
New Fortress Energy, Inc. 6.75%, 09/15/2025(a)		3,422	3,543,310
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.50%, 02/01/2026(a)		6,150	6,464,757
NGL Energy Partners LP/NGL Energy Finance Corp. 7.50%, 11/01/2023		1,544	1,508,318
Occidental Petroleum Corp. 2.90%, 08/15/2024		4,990	4,978,273
3.20%, 08/15/2026		771	752,966
5.875%, 09/01/2025		1,121	1,224,121
8.00%, 07/15/2025		1,755	2,048,471
8.50%, 07/15/2027		891	1,087,813
8.875%, 07/15/2030		891	1,146,236
PBF Holding Co. LLC/PBF Finance Corp. 9.25%, 05/15/2025(a)		4,960	5,194,955
SM Energy Co. 5.625%, 06/01/2025		685	654,134

abfunds.com	AB INCOME FUND | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.00%, 01/15/2032(a)	U.S.$	4,769	$4,684,732
6.50%, 07/15/2027		775	843,309
Transocean Phoenix 2 Ltd. 7.75%, 10/15/2024(a)		440	437,601
Transocean, Inc. 7.50%, 01/15/2026(a)		1,061	781,724
8.00%, 02/01/2027(a)		2,513	1,764,955
Vantage Drilling International 7.125%, 04/01/2023(h)(j)(k)		3,068	– 0	–
Western Midstream Operating LP 3.95%, 06/01/2025		207	216,050
4.65%, 07/01/2026		3,058	3,277,381
4.75%, 08/15/2028		1,490	1,604,551
5.30%, 02/01/2030		1,254	1,367,700

			82,569,554

Other Industrial – 0.0%
Interface, Inc. 5.50%, 12/01/2028(a)		1,124	1,173,265
KAR Auction Services, Inc. 5.125%, 06/01/2025(a)		75	75,937

			1,249,202

Services – 0.6%
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.625%, 07/15/2026(a)		1,167	1,235,853
9.75%, 07/15/2027(a)		1,513	1,664,829
ANGI Group LLC 3.875%, 08/15/2028(a)		458	454,904
APX Group, Inc. 6.75%, 02/15/2027(a)		3,506	3,775,646
7.625%, 09/01/2023		2,000	2,055,880
7.875%, 12/01/2022		694	697,269
Cars.com, Inc. 6.375%, 11/01/2028(a)		2,427	2,532,477
eDreams ODIGEO SA 5.50%, 09/01/2023(a)	EUR	1,327	1,556,873
Garda World Security Corp. 9.50%, 11/01/2027(a)	U.S.$	3,358	3,697,830
Monitronics International, Inc. 0.00%, 04/01/2020(h)(i)(j)(k)		1,835	– 0	–
MPH Acquisition Holdings LLC 5.75%, 11/01/2028(a)		4,123	4,062,887
Prime Security Services Borrower LLC/Prime Finance, Inc. 6.25%, 01/15/2028(a)		473	496,347

34 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

TripAdvisor, Inc. 7.00%, 07/15/2025(a)	U.S.$	1,231	$1,329,997
Verscend Escrow Corp. 9.75%, 08/15/2026(a)		4,000	4,260,520

			27,821,312

Technology – 0.5%
Austin BidCo, Inc. 7.125%, 12/15/2028(a)		947	963,951
Avaya, Inc. 6.125%, 09/15/2028(a)		3,860	4,106,461
Banff Merger Sub, Inc. 9.75%, 09/01/2026(a)		2,954	3,137,148
Cablevision Lightpath LLC 5.625%, 09/15/2028(a)		1,847	1,897,035
CommScope, Inc. 8.25%, 03/01/2027(a)		1,061	1,136,342
NCR Corp. 5.125%, 04/15/2029(a)		2,517	2,595,354
5.75%, 09/01/2027(a)		473	500,037
6.125%, 09/01/2029(a)		366	398,508
8.125%, 04/15/2025(a)		1,180	1,291,510
Presidio Holdings, Inc. 4.875%, 02/01/2027(a)		165	170,221
8.25%, 02/01/2028(a)		1,836	2,007,152
Science Applications International Corp. 4.875%, 04/01/2028(a)		448	461,888
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 09/01/2025(a)		6,350	6,591,935
Xerox Corp. 4.375%, 03/15/2023		27	28,247

			25,285,789

Transportation - Airlines – 0.2%
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd. 5.75%, 01/20/2026(a)		2,470	2,610,095
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.00%, 09/20/2025(a)		3,724	4,215,602
United Airlines, Inc. 4.625%, 04/15/2029(a)		767	796,622

			7,622,319

Transportation - Services – 0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.75%, 07/15/2027(a)		787	832,756

abfunds.com	AB INCOME FUND | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Modulaire Global Finance Plc 8.00%, 02/15/2023(a)	U.S.$	1,258	$1,283,185

			2,115,941

			433,516,824

Financial Institutions – 2.2%
Banking – 1.1%
Alliance Data Systems Corp. 4.75%, 12/15/2024(a)		4,513	4,634,896
7.00%, 01/15/2026(a)		824	886,154
Ally Financial, Inc. Series B 4.70%, 05/15/2026(g)		5,227	5,318,211
Banco Bilbao Vizcaya Argentaria SA 5.875%, 05/24/2022(a)(g)	EUR	5,000	6,266,847
Series 9 6.50%, 03/05/2025(g)	U.S.$	1,800	1,973,286
Banco Santander SA 6.75%, 04/25/2022(a)(g)	EUR	3,700	4,656,060
CaixaBank SA 5.875%, 10/09/2027(a)(g)		2,400	3,300,926
Citizens Financial Group, Inc. Series A 4.154% (LIBOR 3 Month + 3.96%), 07/06/2021(f)(g)	U.S.$	222	222,049
Credit Suisse Group AG 6.25%, 12/18/2024(a)(g)		640	691,379
6.375%, 08/21/2026(a)(g)		3,961	4,301,765
7.50%, 07/17/2023-12/11/2023(a)(g)		7,239	7,816,357
Discover Financial Services Series D 6.125%, 06/23/2025(g)		2,197	2,475,492
Exide Global Holding NETH 10.75%, 06/30/2024(h)(k)(m)		1,124	1,101,572
Intesa Sanpaolo SpA 5.017%, 06/26/2024(a)		999	1,084,654
Societe Generale SA 8.00%, 09/29/2025(a)(g)		2,015	2,375,362
UniCredit SpA 9.25%, 06/03/2022(a)(g)	EUR	2,700	3,513,875

			50,618,885

Brokerage – 0.1%
NFP Corp. 6.875%, 08/15/2028(a)	U.S.$	2,285	2,395,731
7.00%, 05/15/2025(a)		2,239	2,413,776

			4,809,507

36 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Finance – 0.2%
Compass Group Diversified Holdings LLC 5.25%, 04/15/2029(a)	U.S.$	2,157	$2,275,613
Curo Group Holdings Corp. 8.25%, 09/01/2025(a)		2,000	2,047,760
Enova International, Inc. 8.50%, 09/01/2024(a)		3,418	3,520,984
goeasy Ltd. 5.375%, 12/01/2024(a)		2,145	2,230,478
Lincoln Financing SARL 3.625%, 04/01/2024(a)	EUR	759	924,325
Navient Corp. 6.50%, 06/15/2022	U.S.$	71	74,539

			11,073,699

Insurance – 0.3%
Acrisure LLC/Acrisure Finance, Inc. 7.00%, 11/15/2025(a)		4,241	4,361,360
10.125%, 08/01/2026(a)		831	951,096
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 6.75%, 10/15/2027(a)		2,948	3,101,414
Ardonagh Midco 2 PLC 11.50% (11.50% Cash or 12.75% PIK), 01/15/2027(a)(l)		2,370	2,567,895
AssuredPartners, Inc. 5.625%, 01/15/2029(a)		3,179	3,221,630

			14,203,395

Other Finance – 0.3%
Altice France Holding SA 10.50%, 05/15/2027(a)		3,024	3,406,476
Intrum AB 2.75%, 07/15/2022(a)	EUR	127	152,317
3.00%, 09/15/2027(a)		1,490	1,754,199
3.50%, 07/15/2026(a)		1,040	1,262,068
Nordic Aviation Capital 5.04%, 02/27/2024(h)	U.S.$	12,727	8,909,139

			15,484,199

REITS – 0.2%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC 5.75%, 05/15/2026(a)		1,154	1,205,734
Diversified Healthcare Trust 9.75%, 06/15/2025		1,389	1,559,180
Iron Mountain, Inc. 4.875%, 09/15/2027(a)		75	77,960
5.00%, 07/15/2028(a)		138	142,836

abfunds.com	AB INCOME FUND | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 4.625%, 06/15/2025(a)	U.S.$	628	$668,920
Realogy Group LLC/Realogy Co-Issuer Corp. 9.375%, 04/01/2027(a)		4,479	5,015,226

			8,669,856

			104,859,541

Utility – 0.1%
Electric – 0.1%
NRG Energy, Inc. 6.625%, 01/15/2027		75	78,128
Talen Energy Supply LLC 6.50%, 06/01/2025		394	327,847
7.25%, 05/15/2027(a)		850	873,401
10.50%, 01/15/2026(a)		3,081	2,831,562

			4,110,938

Other Utility – 0.0%
Solaris Midstream Holdings LLC 7.625%, 04/01/2026(a)		1,727	1,807,944

			5,918,882

Total Corporates – Non-Investment Grade (cost $528,954,788)			544,295,247

COLLATERALIZED MORTGAGE OBLIGATIONS – 7.0%
Risk Share Floating Rate – 6.2%
Bellemeade Re Ltd.
Series 2018-3A, Class M1B 1.956% (LIBOR 1 Month + 1.85%), 10/25/2028(a)(f)		944	946,584
Series 2019-1A, Class M2 2.806% (LIBOR 1 Month + 2.70%), 03/25/2029(a)(f)		1,340	1,345,571
Series 2019-2A, Class M1C 2.106% (LIBOR 1 Month + 2.00%), 04/25/2029(a)(f)		9,029	9,081,502
Series 2019-3A, Class M1B 1.706% (LIBOR 1 Month + 1.60%), 07/25/2029(a)(f)		634	635,103
Series 2019-3A, Class M1C 2.056% (LIBOR 1 Month + 1.95%), 07/25/2029(a)(f)		15,567	15,566,995
Series 2020-2A, Class M1C 4.106% (LIBOR 1 Month + 4.00%), 08/26/2030(a)(f)		10,680	10,879,904

38 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Connecticut Avenue Securities Trust Series 2020-R02, Class 2M1 0.856% (LIBOR 1 Month + 0.75%), 01/25/2040(a)(f)	U.S.$	725	$724,929
Eagle RE Ltd. Series 2018-1, Class M1 1.806% (LIBOR 1 Month + 1.70%), 11/25/2028(a)(f)		513	515,556
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2013-DN2, Class M2 4.359% (LIBOR 1 Month + 4.25%), 11/25/2023(f)		2,103	2,141,899
Series 2014-DN3, Class M3 4.106% (LIBOR 1 Month + 4.00%), 08/25/2024(f)		1,609	1,642,879
Series 2014-HQ2, Class M3 3.856% (LIBOR 1 Month + 3.75%), 09/25/2024(f)		793	814,876
Series 2015-DN1, Class B 11.606% (LIBOR 1 Month + 11.50%), 01/25/2025(f)		2,536	2,499,311
Series 2015-DNA1, Class M3 3.406% (LIBOR 1 Month + 3.30%), 10/25/2027(f)		487	494,985
Series 2015-DNA2, Class B 7.656% (LIBOR 1 Month + 7.55%), 12/25/2027(f)		1,484	1,617,254
Series 2015-DNA3, Class B 9.456% (LIBOR 1 Month + 9.35%), 04/25/2028(f)		2,465	2,912,140
Series 2015-HQA1, Class B 8.906% (LIBOR 1 Month + 8.80%), 03/25/2028(f)		1,572	1,730,863
Series 2016-DNA1, Class B 10.109% (LIBOR 1 Month + 10.00%), 07/25/2028(f)		2,222	2,511,858
Series 2016-DNA2, Class M3 4.756% (LIBOR 1 Month + 4.65%), 10/25/2028(f)		4,538	4,745,960
Series 2016-DNA4, Class M3 3.906% (LIBOR 1 Month + 3.80%), 03/25/2029(f)		5,001	5,212,739
Series 2016-HQA2, Class M3 5.256% (LIBOR 1 Month + 5.15%), 11/25/2028(f)		7,244	7,574,982

abfunds.com	AB INCOME FUND | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-DNA1, Class M2 3.356% (LIBOR 1 Month + 3.25%), 07/25/2029(f)	U.S.$	2,466	$2,559,869
Series 2017-DNA2, Class B1 5.256% (LIBOR 1 Month + 5.15%), 10/25/2029(f)		5,178	5,636,730
Series 2017-DNA2, Class M2 3.556% (LIBOR 1 Month + 3.45%), 10/25/2029(f)		1,157	1,201,364
Series 2017-DNA3, Class B1 4.556% (LIBOR 1 Month + 4.45%), 03/25/2030(f)		4,550	4,754,331
Series 2017-HQA2, Class B1 4.856% (LIBOR 1 Month + 4.75%), 12/25/2029(f)		3,000	3,214,131
Series 2017-HQA3, Class B1 4.556% (LIBOR 1 Month + 4.45%), 04/25/2030(f)		9,090	9,556,672
Series 2017-HQA3, Class M2 2.456% (LIBOR 1 Month + 2.35%), 04/25/2030(f)		6,869	6,974,525
Series 2018-HQA1, Class B1 4.456% (LIBOR 1 Month + 4.35%), 09/25/2030(f)		4,520	4,717,352
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Trust Series 2018-DNA2, Class B1 3.806% (LIBOR 1 Month + 3.70%), 12/25/2030(a)(f)		7,000	7,216,967
Federal National Mortgage Association Connecticut Avenue Securities
Series 2014-C01, Class M2 4.506% (LIBOR 1 Month + 4.40%), 01/25/2024(f)		3,210	3,274,536
Series 2014-C02, Class 1M2 2.706% (LIBOR 1 Month + 2.60%), 05/25/2024(f)		2,255	2,255,152
Series 2014-C04, Class 1M2 5.006% (LIBOR 1 Month + 4.90%), 11/25/2024(f)		4,404	4,553,788
Series 2014-C04, Class 2M2 5.106% (LIBOR 1 Month + 5.00%), 11/25/2024(f)		585	600,580
Series 2015-C02, Class 2M2 4.106% (LIBOR 1 Month + 4.00%), 05/25/2025(f)		473	479,461

40 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-C03, Class 1M2 5.106% (LIBOR 1 Month + 5.00%), 07/25/2025(f)	U.S.$	1,944	$1,989,232
Series 2015-C03, Class 2M2 5.106% (LIBOR 1 Month + 5.00%), 07/25/2025(f)		445	452,433
Series 2015-C04, Class 1M2 5.806% (LIBOR 1 Month + 5.70%), 04/25/2028(f)		3,315	3,514,090
Series 2015-C04, Class 2M2 5.656% (LIBOR 1 Month + 5.55%), 04/25/2028(f)		1,657	1,748,145
Series 2016-C01, Class 1M2 6.856% (LIBOR 1 Month + 6.75%), 08/25/2028(f)		1,954	2,078,888
Series 2016-C01, Class 2M2 7.056% (LIBOR 1 Month + 6.95%), 08/25/2028(f)		755	803,806
Series 2016-C02, Class 1M2 6.106% (LIBOR 1 Month + 6.00%), 09/25/2028(f)		4,843	5,110,796
Series 2016-C04, Class 1M2 4.356% (LIBOR 1 Month + 4.25%), 01/25/2029(f)		431	452,051
Series 2016-C05, Class 2B 11.244% (LIBOR 1 Month + 10.75%), 01/25/2029(f)		2,742	3,225,191
Series 2016-C05, Class 2M2 4.556% (LIBOR 1 Month + 4.45%), 01/25/2029(f)		3,712	3,870,394
Series 2016-C07, Class 2B 9.606% (LIBOR 1 Month + 9.50%), 05/25/2029(f)		1,188	1,355,612
Series 2016-C07, Class 2M2 4.456% (LIBOR 1 Month + 4.35%), 05/25/2029(f)		484	504,341
Series 2017-C01, Class 1B1 5.856% (LIBOR 1 Month + 5.75%), 07/25/2029(f)		16,579	18,216,146
Series 2017-C02, Class 2B1 5.606% (LIBOR 1 Month + 5.50%), 09/25/2029(f)		7,031	7,646,916
Series 2017-C03, Class 1B1 4.956% (LIBOR 1 Month + 4.85%), 10/25/2029(f)		7,080	7,593,975
Series 2017-C05, Class 1B1 3.706% (LIBOR 1 Month + 3.60%), 01/25/2030(f)		7,280	7,539,728

abfunds.com	AB INCOME FUND | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-C07, Class 2B1 4.556% (LIBOR 1 Month + 4.45%), 05/25/2030(f)	U.S.$	7,313	$7,586,554
Series 2018-C01, Class 1B1 3.656% (LIBOR 1 Month + 3.55%), 07/25/2030(f)		8,575	8,747,195
Series 2018-C03, Class 1B1 3.856% (LIBOR 1 Month + 3.75%), 10/25/2030(f)		7,250	7,440,524
Series 2018-C05, Class 1B1 4.356% (LIBOR 1 Month + 4.25%), 01/25/2031(f)		6,873	7,044,088
Home Re Ltd.
Series 2018-1, Class M1 1.706% (LIBOR 1 Month + 1.60%), 10/25/2028(a)(f)		698	699,701
Series 2019-1, Class B1 4.456% (LIBOR 1 Month + 4.35%), 05/25/2029(f)(m)		2,000	1,993,550
Series 2020-1, Class M2 5.356% (LIBOR 1 Month + 5.25%), 10/25/2030(a)(f)		4,734	4,848,269
JPMorgan Madison Avenue Securities Trust
Series 2014-CH1, Class M2 4.356% (LIBOR 1 Month + 4.25%), 11/25/2024(f)(m)		659	649,254
Series 2015-CH1, Class M2 5.606% (LIBOR 1 Month + 5.50%), 10/25/2025(f)(m)		1,185	1,119,608
Mortgage Insurance-Linked Notes Series 2019-1, Class M2 3.006% (LIBOR 1 Month + 2.90%), 11/26/2029(a)(f)		13,630	13,418,609
Oaktown Re III Ltd. Series 2019-1A, Class M2 2.656% (LIBOR 1 Month + 2.55%), 07/25/2029(a)(f)		7,478	7,508,910
PMT Credit Risk Transfer Trust
Series 2019-1R, Class A 2.109% (LIBOR 1 Month + 2.00%), 03/27/2024(a)(f)		1,747	1,668,991
Series 2019-2R, Class A 2.861% (LIBOR 1 Month + 2.75%), 05/27/2023(a)(f)		2,849	2,833,349
Series 2019-3R, Class A 2.811% (LIBOR 1 Month + 2.70%), 10/27/2022(a)(f)		962	964,508

42 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2020-1R, Class A 2.461% (LIBOR 1 Month + 2.35%), 02/27/2023(f)(m)	U.S.$	4,604	$4,592,816
Radnor Re Ltd.
Series 2018-1, Class B1 3.906% (LIBOR 1 Month + 3.80%), 03/25/2028(f)(m)		803	820,852
Series 2018-1, Class M2 2.806% (LIBOR 1 Month + 2.70%), 03/25/2028(a)(f)		721	720,787
Series 2019-1, Class M1B 2.056% (LIBOR 1 Month + 1.95%), 02/25/2029(a)(f)		2,673	2,684,855
Series 2019-1, Class M2 3.306% (LIBOR 1 Month + 3.20%), 02/25/2029(a)(f)		6,106	6,121,351
Series 2019-2, Class M1B 1.856% (LIBOR 1 Month + 1.75%), 06/25/2029(a)(f)		9,100	9,110,952
Series 2020-1, Class M1A 1.056% (LIBOR 1 Month + 0.95%), 02/25/2030(a)(f)		6,523	6,494,968
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.356% (LIBOR 1 Month + 5.25%), 11/25/2025(f)(m)		468	458,033

			294,220,816

Agency Floating Rate – 0.7%
Federal Home Loan Mortgage Corp. REMICs
Series 3119, Class PI 7.085% (7.20% – LIBOR 1 Month), 02/15/2036(f)(o)		1,295	330,697
Series 3856, Class KS 6.435% (6.55% – LIBOR 1 Month), 05/15/2041(f)(o)		8,237	1,560,468
Series 4248, Class SL 5.935% (6.05% – LIBOR 1 Month), 05/15/2041(f)(o)		745	131,223
Series 4372, Class JS 5.985% (6.10% – LIBOR 1 Month), 08/15/2044(f)(o)		4,273	891,276
Series 4570, Class ST 5.885% (6.00% – LIBOR 1 Month), 04/15/2046(f)(o)		1,802	428,052

abfunds.com	AB INCOME FUND | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 4735, Class SA 6.085% (6.20% – LIBOR 1 Month), 12/15/2047(f)(o)	U.S.$	8,965	$2,275,129
Series 4763, Class SB 6.885% (7.00% – LIBOR 1 Month), 03/15/2048(f)(o)		14,507	3,383,282
Series 4774, Class BS 6.085% (6.20% – LIBOR 1 Month), 02/15/2048(f)(o)		7,718	1,419,856
Series 4774, Class SL 6.085% (6.20% – LIBOR 1 Month), 04/15/2048(f)(o)		10,070	1,832,773
Series 4927, Class SJ 5.944% (6.05% – LIBOR 1 Month), 11/25/2049(f)(o)		4,126	889,804
Federal National Mortgage Association REMICs
Series 2013-4, Class ST 6.044% (6.15% – LIBOR 1 Month), 02/25/2043(f)(o)		2,689	540,850
Series 2014-88, Class BS 6.044% (6.15% – LIBOR 1 Month), 01/25/2045(f)(o)		2,388	539,068
Series 2015-90, Class SA 6.044% (6.15% – LIBOR 1 Month), 12/25/2045(f)(o)		19,206	4,644,401
Series 2016-69, Class DS 5.994% (6.10% – LIBOR 1 Month), 10/25/2046(f)(o)		29,589	4,984,845
Series 2017-49, Class SP 6.044% (6.15% – LIBOR 1 Month), 07/25/2047(f)(o)		2,572	615,543
Series 2018-32, Class SB 6.094% (6.20% – LIBOR 1 Month), 05/25/2048(f)(o)		5,274	1,243,766
Series 2018-45, Class SL 6.094% (6.20% – LIBOR 1 Month), 06/25/2048(f)(o)		3,537	878,864
Series 2018-57, Class SL 6.094% (6.20% – LIBOR 1 Month), 08/25/2048(f)(o)		13,771	2,613,189
Series 2018-58, Class SA 6.094% (6.20% – LIBOR 1 Month), 08/25/2048(f)(o)		5,328	998,412
Series 2018-59, Class HS 6.094% (6.20% – LIBOR 1 Month), 08/25/2048(f)(o)		14,335	2,680,445

44 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-25, Class SA 5.944% (6.05% – LIBOR 1 Month), 06/25/2049(f)(o)	U.S.$	4,825	$1,055,503
Series 2019-60, Class SJ 5.944% (6.05% – LIBOR 1 Month), 10/25/2049(f)(o)		4,534	979,947

			34,917,393

Non-Agency Fixed Rate – 0.1%
Alternative Loan Trust Series 2006-24CB, Class A15 5.75%, 08/25/2036		1,050	820,552
CHL Mortgage Pass-Through Trust
Series 2007-3, Class A30 5.75%, 04/25/2037		570	413,279
Series 2007-HY4, Class 1A1 3.024%, 09/25/2047		236	227,054
Citigroup Mortgage Loan Trust Series 2007-AR4, Class 1A1A 3.196%, 03/25/2037		141	140,827
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 08/25/2036		395	243,524
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 2.861%, 12/28/2037		854	851,131

			2,696,367

Agency Fixed Rate – 0.0%
Federal National Mortgage Association REMICs
Series 2013-87, Class KI 3.00%, 12/25/2037(p)		2,198	84,950
Series 2016-26, Class IO 5.00%, 05/25/2046(p)		542	91,375

			176,325

Non-Agency Floating Rate – 0.0%
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 0.356% (LIBOR 1 Month + 0.25%), 04/25/2037(f)		391	104,422
Lehman XS Trust Series 2007-10H, Class 2AIO 6.885% (7.00% – LIBOR 1 Month), 07/25/2037(f)(o)		317	58,039

			162,461

Total Collateralized Mortgage Obligations (cost $326,311,212)			332,173,362

abfunds.com	AB INCOME FUND | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – SOVEREIGNS – 5.2%
Angola – 0.5%
Angolan Government International Bond 8.00%, 11/26/2029(a)	U.S.$	6,780	$6,830,002
8.25%, 05/09/2028(a)		460	471,730
9.125%, 11/26/2049(a)		11,122	11,242,257
9.50%, 11/12/2025(a)		4,256	4,662,448

			23,206,437

Bahrain – 0.4%
Bahrain Government International Bond 5.45%, 09/16/2032(a)		7,434	7,359,660
6.75%, 09/20/2029(a)		1,709	1,878,084
7.00%, 10/12/2028(a)		2,107	2,360,894
7.375%, 05/14/2030(a)		1,961	2,217,523
CBB International Sukuk Programme Co. SPC 4.50%, 03/30/2027(a)		1,087	1,136,798
CBB International Sukuk Programme Co. WLL 6.25%, 11/14/2024(a)		2,362	2,592,000

			17,544,959

Costa Rica – 0.2%
Costa Rica Government International Bond 6.125%, 02/19/2031(a)		5,214	5,423,538
7.158%, 03/12/2045(a)		4,004	4,138,634

			9,562,172

Dominican Republic – 0.5%
Dominican Republic International Bond 4.50%, 01/30/2030(a)		9,442	9,788,994
4.875%, 09/23/2032(a)		3,361	3,516,446
6.40%, 06/05/2049(a)		2,287	2,478,250
6.875%, 01/29/2026(a)		6,782	7,925,615

			23,709,305

Ecuador – 0.3%
Ecuador Government International Bond
Zero Coupon, 07/31/2030(a)		626	342,807
0.50%, 07/31/2030-07/31/2040(a)		16,410	11,395,932

			11,738,739

Egypt – 0.7%
Egypt Government International Bond 5.75%, 05/29/2024(a)		6,333	6,700,314
6.125%, 01/31/2022(a)		5,970	6,124,100
6.20%, 03/01/2024(a)		4,724	5,037,851

46 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.588%, 02/21/2028(a)	U.S.$	1,000	$1,037,063
7.053%, 01/15/2032(a)		2,597	2,658,354
7.50%, 01/31/2027(a)		6,064	6,665,852
7.60%, 03/01/2029(a)		217	235,011
7.625%, 05/29/2032(a)		5,226	5,525,842

			33,984,387

El Salvador – 0.0%
El Salvador Government International Bond 7.125%, 01/20/2050(a)		628	594,834

Ghana – 0.4%
Ghana Government International Bond 6.375%, 02/11/2027(a)		13,133	13,032,861
7.75%, 04/07/2029(a)		2,161	2,209,623
8.625%, 04/07/2034(a)		1,769	1,821,517
8.627%, 06/16/2049(a)		238	230,458
8.95%, 03/26/2051(a)		1,313	1,298,475
10.75%, 10/14/2030(a)		693	874,609

			19,467,543

Honduras – 0.0%
Honduras Government International Bond 6.25%, 01/19/2027(a)		1,555	1,706,904

Ivory Coast – 0.1%
Ivory Coast Government International Bond 4.875%, 01/30/2032(a)	EUR	1,195	1,442,345
6.125%, 06/15/2033(a)	U.S.$	1,654	1,751,483
6.375%, 03/03/2028(a)		1,377	1,521,413

			4,715,241

Kenya – 0.2%
Kenya Government International Bond 6.875%, 06/24/2024(a)		620	685,797
7.00%, 05/22/2027(a)		1,680	1,826,790
7.25%, 02/28/2028(a)		1,639	1,771,964
8.00%, 05/22/2032(a)		3,420	3,741,266

			8,025,817

Lebanon – 0.0%
Lebanon Government International Bond 6.65%, 04/22/2024(a)(j)(n)		507	63,945
6.85%, 03/23/2027(a)(j)(n)		1,053	133,797
Series G 6.60%, 11/27/2026(a)(j)(n)		1,284	165,155

			362,897

abfunds.com	AB INCOME FUND | 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Nigeria – 0.3%
Nigeria Government International Bond 5.625%, 06/27/2022	U.S.$	248	$256,029
7.625%, 11/21/2025-11/28/2047(a)		11,691	12,876,152
7.696%, 02/23/2038(a)		1,729	1,775,251
7.875%, 02/16/2032(a)		426	457,098

			15,364,530

Oman – 0.5%
Oman Government International Bond 4.125%, 01/17/2023(a)		5,200	5,350,475
4.875%, 02/01/2025(a)		6,547	6,857,164
5.375%, 03/08/2027(a)		4,550	4,730,009
6.00%, 08/01/2029(a)		4,272	4,525,116
6.25%, 01/25/2031(a)		2,630	2,823,963

			24,286,727

Pakistan – 0.0%
Pakistan Government International Bond 6.875%, 12/05/2027(a)		245	255,765

Senegal – 0.3%
Senegal Government International Bond 6.25%, 05/23/2033(a)		5,158	5,383,018
6.75%, 03/13/2048(a)		6,453	6,476,392
8.75%, 05/13/2021(a)		864	864,864

			12,724,274

South Africa – 0.6%
Republic of South Africa Government International Bond 4.30%, 10/12/2028		425	426,939
4.85%, 09/30/2029		9,846	10,173,995
5.65%, 09/27/2047		2,762	2,653,764
5.75%, 09/30/2049		10,390	9,986,089
5.875%, 06/22/2030(d)		2,797	3,085,091
6.30%, 06/22/2048		2,368	2,418,024

			28,743,902

Sri Lanka – 0.0%
Sri Lanka Government International Bond 6.20%, 05/11/2027(a)		285	184,947

Ukraine – 0.2%
Ukraine Government International Bond 7.253%, 03/15/2033(a)		4,689	4,698,671
7.375%, 09/25/2032(a)		3,586	3,618,050

			8,316,721

Total Emerging Markets – Sovereigns (cost $234,290,591)			244,496,101

48 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – SOVEREIGN AGENCIES – 4.1%
Canada – 4.1%
Canada Housing Trust No. 1 1.95%, 12/15/2025(a) (cost $192,742,577)	CAD	231,855	$196,032,209

BANK LOANS – 2.6%
Industrial – 2.3%
Basic – 0.0%
Nouryon Finance B.V. (fka AkzoNobel) 2.865% (LIBOR 1 Month + 2.75%), 10/01/2025(q)	U.S.$	167	164,976

Capital Goods – 0.2%
Apex Tool Group, LLC 6.750% (LIBOR 1 Month + 5.50%), 08/01/2024(q)		4,842	4,841,772
Garrett Motion SARL (fka Garrett Motion Inc.) 5.750% (PRIME 1 Month + 2.50%), 09/27/2025(q)		2,080	2,078,395
Granite US Holdings Corporation 4.203% (LIBOR 3 Month + 4.00%), 09/30/2026(h)(q)		3,580	3,566,771

			10,486,938

Communications - Media – 0.1%
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.) 3.113% (LIBOR 1 Month + 3.00%), 05/01/2026(q)		247	243,636
Nielsen Finance LLC 4.750% (LIBOR 1 Month + 3.75%), 06/04/2025(q)		814	814,790
Univision Communications Inc. 3.750% (LIBOR 1 Month + 2.75%), 03/15/2024(q)		920	916,909

			1,975,335

Communications - Telecommunications – 0.2%
Crown Subsea Communications Holding, Inc. 04/20/2027(r)		4,950	4,939,704
Zacapa SARL 4.703% (LIBOR 3 Month + 4.50%), 07/02/2025(q)		3,333	3,337,774

			8,277,478

abfunds.com	AB INCOME FUND | 49

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.1%
Clarios Global LP 3.363% (LIBOR 1 Month + 3.25%), 04/30/2026(q)	U.S.$	397	$392,198
Navistar, Inc. 3.610% (LIBOR 1 Month + 3.50%), 11/06/2024(q)		2,684	2,680,342

			3,072,540

Consumer Cyclical - Other – 0.2%
Caesars Resort Collection, LLC 2.863% (LIBOR 1 Month + 2.75%), 12/23/2024(q)		4,541	4,488,511
Flutter Entertainment PLC 3.703% (LIBOR 3 Month + 3.50%), 07/10/2025(q)		328	328,317
Golden Nugget Online Gaming, Inc. 13.000% (LIBOR 3 Month + 12.00%), 10/04/2023(h)(q)		111	124,859
Scientific Games International, Inc. 2.863% (LIBOR 1 Month + 2.75%), 08/14/2024(q)		2,557	2,518,428

			7,460,115

Consumer Cyclical - Restaurants – 0.0%
IRB Holding Corp. (fka Arby’s/Buffalo Wild Wings) 3.750% (LIBOR 3 Month + 2.75%), 02/05/2025(q)		558	553,824
Whatabrands LLC 2.866% (LIBOR 1 Month + 2.75%), 07/31/2026(q)		579	574,637

			1,128,461

Consumer Cyclical - Retailers – 0.1%
Great Outdoors Group, LLC 5.000% (LIBOR 3 Month + 4.25%), 03/06/2028(q)		1,207	1,211,578
PetSmart LLC 4.500% (LIBOR 3 Month + 3.75%), 02/11/2028(q)		4,370	4,378,740

			5,590,318

Consumer Non-Cyclical – 0.4%
Aldevron, LLC 4.250% (LIBOR 1 Month + 3.25%), 10/12/2026(q)		2,583	2,586,422

50 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Alphabet Holding Company, Inc. (fka Nature’s Bounty) 7.863% (LIBOR 1 Month + 7.75%), 09/26/2025(h)(q)	U.S.$	3,524	$3,537,550
Froneri International Limited 5.863% (LIBOR 1 Month + 5.75%), 01/31/2028(h)(q)		322	324,819
Global Medical Response, Inc. (aka Air Medical) 5.250% (LIBOR 3 Month + 4.25%), 03/14/2025(q)		1,149	1,148,055
Kronos Acquisition Holdings Inc. 4.250% (LIBOR 3 Month + 3.75%), 12/22/2026(q)		1,905	1,877,333
LifePoint Health, Inc. (fka Regionalcare Hospital Partners Holdings, Inc.) 3.863% (LIBOR 1 Month + 3.75%), 11/16/2025(q)		1,018	1,013,820
U.S. Renal Care, Inc. 5.125% (LIBOR 1 Month + 5.00%), 06/26/2026(q)		5,962	5,825,739
US Radiology Specialists, Inc. (US Outpatient Imaging Services, Inc.) 6.250% (LIBOR 3 Month + 5.50%), 12/15/2027(q)		4,319	4,332,305

			20,646,043

Energy – 0.1%
CITGO Petroleum Corporation 7.250% (LIBOR 3 Month + 6.25%), 03/28/2024(q)		1,595	1,594,083
Enviva Holdings, LP 6.500% (LIBOR 3 Month + 5.50%), 02/17/2026(h)(q)		4,880	4,904,400

			6,498,483

Other Industrial – 0.1%
American Tire Distributors, Inc. 7.000% (LIBOR 3 Month + 6.00%), 09/01/2023(q)		292	285,838
8.500% (LIBOR 1 Month + 7.50%), 09/02/2024(q)		655	642,244
8.500% (LIBOR 3 Month + 7.50%), 09/02/2024(q)		75	73,758
Dealer Tire, LLC 4.363% (LIBOR 1 Month + 4.25%), 12/12/2025(q)		1,313	1,310,827

abfunds.com	AB INCOME FUND | 51

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

KAR Auction Services, Inc. 2.375% (LIBOR 1 Month + 2.25%), 09/19/2026(h)(q)	U.S.$	199	$196,201
Rockwood Service Corporation 4.113% (LIBOR 1 Month + 4.00%), 01/23/2027(h)(q)		177	176,653
RS IVY Holdco., Inc. 6.500% (LIBOR 1 Month + 5.50%), 12/23/2027(h)(q)		2,135	2,145,323

			4,830,844

Services – 0.2%
Allied Universal Holdco LLC (fka USAGM Holdco, LLC) 4.363% (LIBOR 1 Month + 4.25%), 07/10/2026(q)		409	408,295
Amentum Government Services Holdings LLC 3.613% (LIBOR 1 Month + 3.50%), 01/29/2027(q)		447	443,052
Parexel International Corporation 2.863% (LIBOR 1 Month + 2.75%), 09/27/2024(q)		2,660	2,634,437
Sabre GLBL, Inc. 4.750% (LIBOR 1 Month + 4.00%), 12/17/2027(q)		928	934,781
Team Health Holdings, Inc. 3.750% (LIBOR 1 Month + 2.75%), 02/06/2024(q)		2,635	2,449,749
Verscend Holding Corp. 4.113% (LIBOR 1 Month + 4.00%), 08/27/2025(q)		1,945	1,943,141

			8,813,455

Technology – 0.6%
athenahealth, Inc. 4.453% (LIBOR 3 Month + 4.25%), 02/11/2026(q)		4,960	4,972,312
Boxer Parent Company, Inc. (fka BMC Software, Inc.) 3.863% (LIBOR 1 Month + 3.75%), 10/02/2025(q)		3,443	3,422,775
Endurance International Group Holdings, Inc. 4.250% (LIBOR 3 Month + 3.50%), 02/10/2028(q)		9,760	9,656,349
Peraton Corp. 02/01/2028(r)		1,060	1,058,675

52 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

4.500% (LIBOR 1 Month + 3.75%), 02/01/2028(q)	U.S.$	600	$599,250
Presidio Holdings, Inc. 3.620% (LIBOR 1 Month + 3.50%), 01/22/2027(q)		93	92,710
3.690% (LIBOR 3 Month + 3.50%), 01/22/2027(q)		1,542	1,535,863
Solera, LLC (Solera Finance, Inc.) 2.863% (LIBOR 1 Month + 2.75%), 03/03/2023(q)		2,044	2,031,509
Veritas US, Inc. 6.000% (LIBOR 3 Month + 5.00%), 09/01/2025(q)		5,732	5,767,680

			29,137,123

			108,082,109

Financial Institutions – 0.2%
Insurance – 0.2%
Hub International Limited 4.000% (LIBOR 3 Month + 3.25%), 04/25/2025(q)		2,855	2,850,727
Jones DesLauriers Insurance Management, Inc. 1.000%, 03/26/2029(h)	CAD	593	4,830,824
8.000% (CDOR 3 Month + 7.50%), 03/26/2029(h)(q)		5,923	483,327
Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.) 3.863% (LIBOR 1 Month + 3.75%), 09/03/2026(q)	U.S.$	2,242	2,229,432

			10,394,310

Other Finance – 0.0%
HighTower Holding, LLC 04/21/2028(h)(r)		1,380	1,378,275

			11,772,585

Utility – 0.1%
Electric – 0.1%
Granite Generation LLC 4.750% (LIBOR 1 Month + 3.75%), 11/09/2026(q)		3,307	3,295,443
4.750% (LIBOR 3 Month + 3.75%), 11/09/2026(q)		632	630,161

			3,925,604

Total Bank Loans (cost $122,954,266)			123,780,298

abfunds.com	AB INCOME FUND | 53

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED LOAN OBLIGATIONS – 2.6%
CLO - Floating Rate – 2.6%
Apidos CLO Series 2017-26A, Class D 6.29% (LIBOR 3 Month + 6.10%), 07/18/2029(a)(f)	U.S.$	550	$544,009
Ares XXXIV CLO Ltd. Series 2015-2A, Class CR 2.19% (LIBOR 3 Month + 2.00%), 04/17/2033(a)(f)		9,437	9,436,991
Balboa Bay Loan Funding Ltd. Series 2020-1A, Class D 4.188% (LIBOR 3 Month + 4.00%), 01/20/2032(a)(f)		1,900	1,909,745
Ballyrock CLO 15 Ltd. Series 2021-1A, Class C 3.266% (LIBOR 3 Month + 3.10%), 04/15/2034(a)(f)		2,750	2,749,725
Black Diamond CLO Ltd. Series 2016-1A, Class A2AR 1.926% (LIBOR 3 Month + 1.75%), 04/26/2031(a)(f)		5,300	5,198,945
BlueMountain Fuji US CLO Ltd. Series 2017-2A, Class D 6.338% (LIBOR 3 Month + 6.15%), 10/20/2030(a)(f)		3,300	3,227,934
CBAM Ltd.
Series 2017-3A, Class E1 6.69% (LIBOR 3 Month + 6.50%), 10/17/2029(a)(f)		1,604	1,587,454
Series 2018-7A, Class B1 1.788% (LIBOR 3 Month + 1.60%), 07/20/2031(a)(f)		1,996	1,996,084
CIFC Funding 2020-IV Ltd. Series 2020-4A, Class D 3.584% (LIBOR 3 Month + 3.40%), 01/15/2034(a)(f)		300	301,362
Dryden 49 Senior Loan Fund Series 2017-49A, Class E 6.49% (LIBOR 3 Month + 6.30%), 07/18/2030(a)(f)		605	604,292
Dryden CLO Ltd.
Series 2020-78A, Class C 2.14% (LIBOR 3 Month + 1.95%), 04/17/2033(a)(f)		1,480	1,483,582

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2020-78A, Class D 3.19% (LIBOR 3 Month + 3.00%), 04/17/2033(a)(f)	U.S.$	6,824	$6,839,357
Elevation CLO Ltd. Series 2020-11A, Class D1 4.034% (LIBOR 3 Month + 3.85%), 04/15/2033(a)(f)		4,490	4,470,769
Elmwood CLO VII Ltd. Series 2020-4A, Class D 3.79% (LIBOR 3 Month + 3.60%), 01/17/2034(a)(f)		4,200	4,232,512
Elmwood CLO VIII Ltd. Series 2021-1A, Class D 3.116% (LIBOR 3 Month + 3.00%), 01/20/2034(a)(f)		1,000	997,552
GoldenTree Loan Opportunities IX Ltd. Series 2014-9A, Class DR2 3.177% (LIBOR 3 Month + 3.00%), 10/29/2029(a)(f)		2,815	2,798,994
Greywolf CLO VI Ltd. Series 2018-1A, Class A2 1.806% (LIBOR 3 Month + 1.63%), 04/26/2031(a)(f)		5,300	5,301,781
Halcyon Loan Advisors Funding Ltd.
Series 2018-1A, Class A2 1.988% (LIBOR 3 Month + 1.80%), 07/21/2031(a)(f)		1,826	1,808,882
Series 2018-1A, Class C 3.388% (LIBOR 3 Month + 3.20%), 07/21/2031(a)(f)		2,000	1,874,038
Kayne CLO 7 Ltd. Series 2020-7A, Class A1 1.39% (LIBOR 3 Month + 1.20%), 04/17/2033(a)(f)		2,663	2,663,125
Magnetite XXV Ltd. Series 2020-25A, Class D 3.555% (LIBOR 3 Month + 3.30%), 01/25/2032(a)(f)		3,000	3,009,702
Marble Point CLO XI Ltd. Series 2017-2A, Class A 1.37% (LIBOR 3 Month + 1.18%), 12/18/2030(a)(f)		2,400	2,401,024
Northwoods Capital Ltd. Series 2018-12BA, Class B 2.034% (LIBOR 3 Month + 1.85%), 06/15/2031(a)(f)		1,350	1,320,276

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

OCP CLO Ltd. Series 2021-21A, Class D 3.13% (LIBOR 3 Month + 2.95%), 07/20/2034(a)(f)	U.S.$	4,750	$4,750,000
Octagon Investment Partners 29 Ltd. Series 2016-1A, Class DR 3.276% (LIBOR 3 Month + 3.10%), 01/24/2033(a)(f)		6,571	6,518,460
OZLM Ltd.
Series 2014-7RA, Class CR 3.19% (LIBOR 3 Month + 3.00%), 07/17/2029(a)(f)		1,000	978,915
Series 2018-18A, Class B 1.734% (LIBOR 3 Month + 1.55%), 04/15/2031(a)(f)		5,450	5,409,343
Rockford Tower CLO Ltd.
Series 2017-2A, Class DR 3.034% (LIBOR 3 Month + 2.85%), 10/15/2029(a)(f)		4,444	4,444,210
Series 2017-3A, Class A 1.378% (LIBOR 3 Month + 1.19%), 10/20/2030(a)(f)		1,931	1,932,833
Romark CLO III Ltd.
Series 2019-3A, Class A2 2.254% (LIBOR 3 Month + 2.07%), 07/15/2032(a)(f)		4,450	4,450,801
Series 2019-3A, Class B 2.984% (LIBOR 3 Month + 2.80%), 07/15/2032(a)(f)		600	600,827
Signal Peak CLO 2 LLC Series 2015-1A, Class AR2 1.168% (LIBOR 3 Month + 0.98%), 04/20/2029(a)(f)		4,575	4,565,026
Sixth Street CLO XVII Ltd. Series 2021-17A, Class D 3.343% (LIBOR 3 Month + 3.15%), 01/20/2034(a)(f)		2,400	2,401,644
Sound Point CLO XIX Ltd. Series 2018-1A, Class A 1.184% (LIBOR 3 Month + 1.00%), 04/15/2031(a)(f)		7,931	7,917,367
Venture CLO Ltd. Series 2017-27A, Class D 4.188% (LIBOR 3 Month + 4.00%), 07/20/2030(a)(f)		1,591	1,592,095
Voya CLO Ltd. Series 2019-1A, Class DR 3.034% (LIBOR 3 Month + 2.85%), 04/15/2031(a)(f)		4,595	4,581,237

56 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

York CLO-7 Ltd. Series 2019-2A, Class A1 1.554% (LIBOR 3 Month + 1.37%), 01/22/2033(a)(f)	U.S.$	4,400	$4,404,563

Total Collateralized Loan Obligations (cost $121,143,722)			121,305,456

EMERGING MARKETS – CORPORATE BONDS – 2.4%
Industrial – 2.2%
Basic – 0.8%
Braskem Idesa SAPI 7.45%, 11/15/2029(a)		2,459	2,475,598
Braskem Netherlands Finance BV 4.50%, 01/31/2030(a)		5,877	5,973,971
Consolidated Energy Finance SA 6.875%, 06/15/2025(a)		787	789,361
CSN Resources SA 7.625%, 02/13/2023-04/17/2026(a)		5,342	5,618,300
Eldorado Gold Corp. 9.50%, 06/01/2024(a)		4,117	4,487,530
First Quantum Minerals Ltd. 6.875%, 10/15/2027(a)		2,310	2,523,675
7.25%, 04/01/2023(a)		1,952	1,983,720
7.50%, 04/01/2025(a)		410	425,631
Indika Energy Capital IV Pte Ltd. 8.25%, 10/22/2025(a)		4,123	4,412,383
Sasol Financing USA LLC 5.875%, 03/27/2024		1,467	1,556,671
Vedanta Resources Finance II PLC 13.875%, 01/21/2024(a)		4,716	5,172,273
Volcan Cia Minera SAA 4.375%, 02/11/2026(a)		667	656,328

			36,075,441

Capital Goods – 0.2%
Cemex SAB de CV 7.375%, 06/05/2027(a)		697	787,784
Embraer Netherlands Finance BV 5.40%, 02/01/2027		4,430	4,648,731
6.95%, 01/17/2028(a)		2,058	2,304,960
Klabin Austria Gmbh 7.00%, 04/03/2049(a)		1,084	1,325,082
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(a)		5,578	147,826

			9,214,383

abfunds.com	AB INCOME FUND | 57

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.0%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(a)	U.S.$	996	$1,007,753
VTR Finance NV 6.375%, 07/15/2028(a)		541	584,280

			1,592,033

Communications - Telecommunications – 0.2%
C&W Senior Financing DAC 6.875%, 09/15/2027(a)		247	262,801
7.50%, 10/15/2026(a)		893	942,061
Digicel Group Holdings Ltd. 7.00%, 05/17/2021(g)(l)(m)		81	60,026
8.00% (5.00% Cash and 3.00% PIK), 04/01/2025(a)(l)		495	413,887
10.00% (8.00% Cash and 2.00% PIK), 04/01/2024(l)		7,104	6,960,885
Digicel Holdings Bermuda Ltd./Digicel International Finance Ltd. 8.75%, 05/25/2024(a)		339	353,442
MTN Mauritius Investments Ltd. 5.373%, 02/13/2022(a)		701	716,247
VTR Comunicaciones SpA 5.125%, 01/15/2028(a)		682	713,670

			10,423,019

Consumer Cyclical - Other – 0.3%
Melco Resorts Finance Ltd. 5.375%, 12/04/2029(a)		200	211,900
5.625%, 07/17/2027(a)		2,333	2,469,043
MGM China Holdings Ltd. 5.25%, 06/18/2025(a)		895	934,604
5.375%, 05/15/2024(a)		569	585,643
5.875%, 05/15/2026(a)		598	629,881
Studio City Finance Ltd. 6.00%, 07/15/2025(a)		1,088	1,148,384
6.50%, 01/15/2028(a)		998	1,081,583
Wynn Macau Ltd. 5.50%, 01/15/2026(a)		2,168	2,268,270
5.625%, 08/26/2028(a)		1,919	2,012,551

			11,341,859

Consumer Non-Cyclical – 0.2%
BRF GmbH 4.35%, 09/29/2026(a)		941	969,230
BRF SA 4.875%, 01/24/2030(a)		4,401	4,514,326

58 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Natura Cosmeticos SA 4.125%, 05/03/2028(a)	U.S.$	2,828	$2,869,091
Tonon Luxembourg SA 6.50% (0.50% Cash and 6.00% PIK), 10/31/2024(h)(j)(k)(l)(m)(n)		867	8,756
Ulker Biskuvi Sanayi AS 6.95%, 10/30/2025(a)		609	658,405
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(i)(j)(m)		4,738	44,869
10.875%, 01/13/2020(i)(j)(m)		750	255,000
11.75%, 02/09/2022(j)(m)(n)		1,690	8,429

			9,328,106

Energy – 0.5%
Cosan SA 5.50%, 09/20/2029(a)		437	465,624
Geopark Ltd. 5.50%, 01/17/2027(a)		410	419,891
Gran Tierra Energy, Inc. 7.75%, 05/23/2027(a)		1,998	1,686,732
Investment Energy Resources Ltd. 6.25%, 04/26/2029(a)		1,306	1,388,931
Kosmos Energy Ltd. 7.50%, 03/01/2028(a)		1,388	1,325,106
Leviathan Bond Ltd. 6.125%, 06/30/2025(a)		1,763	1,930,235
Medco Oak Tree Pte Ltd. 7.375%, 05/14/2026(a)		1,031	1,118,828
Medco Platinum Road Pte Ltd. 6.75%, 01/30/2025(a)		1,532	1,620,856
MV24 Capital BV 6.748%, 06/01/2034(a)		1,696	1,793,314
Peru LNG Srl 5.375%, 03/22/2030(a)		3,305	2,756,163
Petrobras Global Finance BV 6.90%, 03/19/2049		7,273	8,144,669
SEPLAT Petroleum Development Co. PLC 7.75%, 04/01/2026(a)		2,065	2,106,920

			24,757,269

			102,732,110

Utility – 0.1%
Electric – 0.1%
AES Gener SA 6.35%, 10/07/2079(a)		1,816	1,924,960
Cemig Geracao e Transmissao SA 9.25%, 12/05/2024(a)		2,251	2,588,087

abfunds.com	AB INCOME FUND | 59

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Light Servicos de Eletricidade SA/Light Energia SA 7.25%, 05/03/2023(a)	U.S.$	1,396	$1,444,685
Star Energy Geothermal Wayang Windu Ltd. 6.75%, 04/24/2033(a)		820	932,872
Terraform Global Operating LLC 6.125%, 03/01/2026(m)		289	296,841

			7,187,445

Financial Institutions – 0.1%
Banking – 0.0%
Fidelity Bank PLC 10.50%, 10/16/2022(a)		575	611,944

Insurance – 0.1%
Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc. 7.625% (7.625% Cash or 8.375% PIK), 10/15/2025(a)(l)		1,860	1,990,776

Other Finance – 0.0%
OEC Finance Ltd. 4.375%, 10/25/2029(a)(l)		3,532	520,580
5.25%, 12/27/2033(a)(l)		1,092	163,347

			683,927

			3,286,647

Total Emerging Markets – Corporate Bonds (cost $122,861,758)			113,206,202

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.1%
Non-Agency Fixed Rate CMBS – 1.7%
Banc of America Commercial Mortgage Trust Series 2016-UB10, Class C 5.03%, 07/15/2049		372	402,375
BANK Series 2020-BN25, Class XA 1.00%, 01/15/2063(p)		65,810	4,287,761
Barclays Commercial Mortgage Trust Series 2019-C3, Class XA 1.503%, 05/15/2052(p)		10,899	977,211

60 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Benchmark Mortgage Trust Series 2019-B13, Class XA 1.264%, 08/15/2057(p)	U.S.$	44,395	$3,227,205
CD Mortgage Trust Series 2017-CD3, Class XA 1.156%, 02/10/2050(p)		14,739	674,597
CFCRE Commercial Mortgage Trust Series 2016-C4, Class XA 1.801%, 05/10/2058(p)		13,626	899,994
Citigroup Commercial Mortgage Trust Series 2013-GC15, Class C 5.353%, 09/10/2046		516	541,824
Series 2016-C3, Class XA 1.271%, 11/15/2049(p)		37,318	1,535,978
Commercial Mortgage Trust Series 2014-CR15, Class XA 1.075%, 02/10/2047(p)		34,141	632,555
Series 2015-CR27, Class XA 1.063%, 10/10/2048(p)		6,449	226,937
CSAIL Commercial Mortgage Trust Series 2015-C1, Class D 3.905%, 04/15/2050(a)		670	481,956
Series 2019-C15, Class B 4.476%, 03/15/2052		960	1,068,683
GS Mortgage Securities Trust Series 2011-GC5, Class C 5.478%, 08/10/2044(a)		375	311,272
Series 2011-GC5, Class D 5.478%, 08/10/2044(a)		14,025	8,549,776
Series 2016-GS3, Class XA 1.341%, 10/10/2049(p)		31,466	1,673,770
Series 2019-GC39, Class XA 1.291%, 05/10/2052(p)		15,713	1,062,672
JPMBB Commercial Mortgage Securities Trust Series 2014-C21, Class B 4.341%, 08/15/2047		1,599	1,720,230
Series 2014-C21, Class D 4.81%, 08/15/2047(a)		3,450	3,327,026
Series 2014-C24, Class C 4.553%, 11/15/2047		5,869	5,724,536
JPMCC Commercial Mortgage Securities Trust Series 2017-JP6, Class XA 1.282%, 07/15/2050(p)		10,646	498,581
JPMDB Commercial Mortgage Securities Trust Series 2019-COR6, Class XA 1.072%, 11/13/2052(p)		37,264	2,330,639

abfunds.com	AB INCOME FUND | 61

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-C8, Class B 3.977%, 10/15/2045(a)	U.S.$	2,411	$2,414,304
Series 2012-C8, Class E 4.825%, 10/15/2045(a)		2,103	1,744,169
Series 2012-LC9, Class E 4.566%, 12/15/2047(a)		7,500	6,040,174
Series 2012-LC9, Class G 4.566%, 12/15/2047(a)		831	604,476
Series 2016-JP2, Class XA 1.942%, 08/15/2049(p)		15,968	1,194,587
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		1,070	619,377
LCCM Series 2017-LC26, Class XA 1.592%, 07/12/2050(a)(p)		44,793	2,740,826
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C9, Class D 4.248%, 05/15/2046(a)		680	611,703
Series 2014-C18, Class C 4.676%, 10/15/2047		4,408	4,597,709
Series 2015-C22, Class XA 1.171%, 04/15/2048(p)		12,115	367,096
UBS Commercial Mortgage Trust Series 2012-C1, Class D 5.754%, 05/10/2045(a)		2,000	1,760,307
Series 2017-C1, Class XA 1.685%, 06/15/2050(p)		8,175	569,992
Series 2019-C16, Class XA 1.723%, 04/15/2052(p)		16,833	1,564,916
Series 2019-C18, Class XA 1.171%, 12/15/2052(p)		44,366	2,935,132
UBS-Barclays Commercial Mortgage Trust Series 2013-C5, Class B 3.649%, 03/10/2046(a)		2,414	2,452,707
Series 2013-C5, Class C 4.219%, 03/10/2046(a)		782	769,306
Wells Fargo Commercial Mortgage Trust Series 2015-LC20, Class XA 1.455%, 04/15/2050(p)		8,201	287,258
Series 2016-C36, Class XA 1.403%, 11/15/2059(p)		48,353	2,571,659
Series 2016-LC24, Class XA 1.798%, 10/15/2049(p)		30,425	2,062,700

62 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-LC25, Class XA 1.111%, 12/15/2059(p)	U.S.$	19,691	$697,168
Series 2019-C52, Class XA 1.762%, 08/15/2052(p)		19,948	2,047,489
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class E 5.317%, 06/15/2044(a)		489	298,436
Series 2014-LC14, Class C 4.344%, 03/15/2047		134	141,282

			79,248,351

Non-Agency Floating Rate CMBS – 0.4%
BFLD Trust Series 2019-DPLO, Class E 2.355% (LIBOR 1 Month + 2.24%), 10/15/2034(a)(f)		11,227	11,142,526
DBWF Mortgage Trust Series 2018-GLKS, Class E 3.133% (LIBOR 1 Month + 3.02%), 12/19/2030(a)(f)		1,994	1,978,897
Great Wolf Trust Series 2019-WOLF, Class D 2.048% (LIBOR 1 Month + 1.93%), 12/15/2036(a)(f)		5,005	4,945,484
Morgan Stanley Capital I Trust Series 2019-BPR, Class D 4.115% (LIBOR 1 Month + 4.00%), 05/15/2036(a)(f)		1,651	1,147,245

			19,214,152

Agency CMBS – 0.0%
Government National Mortgage Association Series 2006-32, Class XM 0.106%, 11/16/2045(p)		163	368

Total Commercial Mortgage-Backed Securities (cost $106,788,131)			98,462,871

EMERGING MARKETS – TREASURIES – 1.8%
Brazil – 1.7%
Brazil Notas do Tesouro Nacional Series F 10.00%, 01/01/2023-01/01/2025	BRL	426,115	82,767,533

abfunds.com	AB INCOME FUND | 63

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Dominican Republic – 0.1%
Dominican Republic International Bond 16.95%, 02/04/2022(a)	DOP	149,900	$2,844,903

South Africa – 0.0%
Republic of South Africa Government Bond Series 2030 8.00%, 01/31/2030	ZAR	24,037	1,529,472

Total Emerging Markets – Treasuries (cost $95,359,306)			87,141,908

INFLATION-LINKED SECURITIES – 1.4%
United States – 1.4%
U.S. Treasury Inflation Index 0.125%, 07/15/2024 (TIPS) (cost $62,135,362)	U.S.$	62,183	67,545,818

QUASI-SOVEREIGNS – 1.3%
Quasi-Sovereign Bonds – 1.3%
Bahrain – 0.1%
Oil and Gas Holding Co. BSCC (The) 7.625%, 11/07/2024(a)		668	745,154
8.375%, 11/07/2028(a)		3,912	4,553,323

			5,298,477

Chile – 0.0%
Corp. Nacional del Cobre de Chile 3.75%, 01/15/2031(a)		212	228,695
Empresa de Transporte de Pasajeros Metro SA 3.65%, 05/07/2030(a)		200	214,750

			443,445

Indonesia – 0.1%
Indonesia Asahan Aluminium Persero PT 4.75%, 05/15/2025(a)		2,044	2,225,405
5.71%, 11/15/2023(a)		277	304,492

			2,529,897

Kazakhstan – 0.1%
KazMunayGas National Co. JSC 4.75%, 04/24/2025(a)		768	862,704
5.375%, 04/24/2030(a)		1,940	2,303,653

			3,166,357

64 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Malaysia – 0.1%
Petronas Capital Ltd. 3.50%, 04/21/2030(a)	U.S.$	3,739	$4,034,755

Mexico – 0.8%
Petroleos Mexicanos 5.95%, 01/28/2031		13,565	13,095,651
6.49%, 01/23/2027		1,455	1,538,662
6.50%, 01/23/2029		403	409,146
6.75%, 09/21/2047		10,176	9,005,760
6.84%, 01/23/2030		5,324	5,470,410
6.95%, 01/28/2060		4,846	4,260,967
7.69%, 01/23/2050		5,648	5,436,200

			39,216,796

Panama – 0.0%
Aeropuerto Internacional de Tocumen SA 6.00%, 11/18/2048(a)		1,008	1,077,352

South Africa – 0.0%
Eskom Holdings SOC Ltd. 7.125%, 02/11/2025(a)		1,169	1,224,381

Ukraine – 0.1%
NAK Naftogaz Ukraine via Kondor Finance PLC 7.625%, 11/08/2026(a)		2,168	2,160,954

United Arab Emirates – 0.0%
DP World Crescent Ltd. 3.875%, 07/18/2029(a)		296	315,240
DP World PLC 5.625%, 09/25/2048(a)		696	843,596

			1,158,836

Total Quasi-Sovereigns (cost $55,276,773)			60,311,250

ASSET-BACKED SECURITIES – 1.1%
Other ABS - Fixed Rate – 0.7%
CLUB Credit Trust Series 2017-P2, Class C 4.91%, 01/15/2024(a)		902	908,615
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2018-20, Class PT 11.809%, 11/16/2043(m)		903	901,743
Series 2019-36, Class PT 15.236%, 10/17/2044(m)		1,269	1,261,782

abfunds.com	AB INCOME FUND | 65

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-43, Class PT 7.486%, 11/15/2044(m)	U.S.$	708	$694,848
Consumer Loan Underlying Bond Credit Trust Series 2018-P1, Class C 5.21%, 07/15/2025(a)		2,982	3,035,742
Marlette Funding Trust Series 2018-3A, Class C 4.63%, 09/15/2028(a)		4,116	4,164,162
Series 2018-4A, Class C 4.91%, 12/15/2028(a)		558	570,618
Series 2019-2A, Class C 4.11%, 07/16/2029(a)		2,692	2,746,283
Series 2019-3A, Class C 3.79%, 09/17/2029(a)		4,413	4,476,118
SoFi Consumer Loan Program LLC Series 2016-1, Class R Zero Coupon, 08/25/2025(h)(k)(m)		1,571	628,418
Series 2016-5, Class R Zero Coupon, 09/25/2028(h)(k)(m)		24	440,882
Series 2017-5, Class R1 Zero Coupon, 09/25/2026(h)(k)(m)		17	317,661
SoFi Consumer Loan Program Trust Series 2018-1, Class R1 Zero Coupon, 02/25/2027(h)(k)(m)		37	1,098,421
Series 2018-2, Class C 4.25%, 04/26/2027(a)		1,400	1,451,209
Series 2019-2, Class D 4.20%, 04/25/2028(a)		1,000	1,050,036
Series 2019-3, Class D 3.89%, 05/25/2028(a)		5,378	5,576,208
Series 2019-4, Class D 3.48%, 08/25/2028(a)		3,000	3,062,827

			32,385,573

Autos - Fixed Rate – 0.4%
Avis Budget Rental Car Funding AESOP LLC Series 2018-1A, Class C 4.73%, 09/20/2024(a)		2,372	2,520,827
CPS Auto Receivables Trust Series 2016-C, Class E 8.39%, 09/15/2023(a)		1,471	1,497,826
CPS Auto Trust
Series 2016-D, Class E 6.86%, 04/15/2024(a)		3,000	3,079,230
Series 2017-A, Class E 7.07%, 04/15/2024(a)		4,200	4,339,767

66 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Exeter Automobile Receivables Trust Series 2017-1A, Class D 6.20%, 11/15/2023(a)	U.S.$	2,000	$2,040,357
First Investors Auto Owner Trust Series 2017-1A, Class E 5.86%, 11/15/2023(a)		450	455,382
Flagship Credit Auto Trust
Series 2017-1, Class E 6.46%, 12/15/2023(a)		1,000	1,033,718
Series 2018-3, Class D 4.15%, 12/16/2024(a)		670	703,463
Series 2019-4, Class E 4.11%, 03/15/2027(a)		2,970	3,149,328
Westlake Automobile Receivables Trust Series 2019-2A, Class E 4.02%, 04/15/2025(a)		2,551	2,663,331

			21,483,229

Total Asset-Backed Securities (cost $57,376,356)			53,868,802

GOVERNMENTS – SOVEREIGN BONDS – 1.1%
Colombia – 0.2%
Colombia Government International Bond 3.125%, 04/15/2031		864	844,452
3.25%, 04/22/2032		8,612	8,422,536

			9,266,988

Israel – 0.2%
Israel Government International Bond 2.75%, 07/03/2030		7,916	8,341,485

Mexico – 0.1%
Mexico Government International Bond 3.90%, 04/27/2025		1,205	1,336,646
4.75%, 04/27/2032		2,706	3,041,375

			4,378,021

Panama – 0.1%
Panama Notas del Tesoro 3.75%, 04/17/2026		5,330	5,682,446

Peru – 0.0%
Peruvian Government International Bond 2.392%, 01/23/2026		247	253,685
2.783%, 01/23/2031		719	719,584

			973,269

abfunds.com	AB INCOME FUND | 67

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Qatar – 0.2%
Qatar Government International Bond 3.375%, 03/14/2024(a)	U.S.$	4,399	$4,725,626
3.40%, 04/16/2025(a)		1,074	1,169,519
3.75%, 04/16/2030(a)		1,810	2,023,014
3.875%, 04/23/2023(a)		861	916,696

			8,834,855

Saudi Arabia – 0.1%
Saudi Government International Bond 2.90%, 10/22/2025(a)		3,031	3,214,944
3.25%, 10/22/2030(a)		3,774	3,981,570

			7,196,514

United Arab Emirates – 0.2%
Abu Dhabi Government International Bond 2.50%, 04/16/2025(a)		2,587	2,732,519
3.125%, 04/16/2030(a)		4,640	5,005,400

			7,737,919

Total Governments – Sovereign Bonds (cost $49,788,778)			52,411,497

AGENCIES – 0.9%
Agency Debentures – 0.9%
Federal Home Loan Banks 5.50%, 07/15/2036		8,695	12,659,091
Federal Home Loan Mortgage Corp. 6.25%, 07/15/2032		10,400	15,069,392
6.75%, 03/15/2031		4,000	5,820,720
Series GDIF 6.75%, 09/15/2029		4,606	6,555,213

Total Agencies (cost $35,977,424)			40,104,416

LOCAL GOVERNMENTS – PROVINCIAL BONDS – 0.7%
Canada – 0.7%
Province of Alberta Canada 3.40%, 12/01/2023	CAD	5,934	5,172,957
Province of British Columbia Canada Series T 9.00%, 08/23/2024		3,539	3,652,758
Province of Quebec Canada 8.50%, 04/01/2026		12,134	13,236,194

68 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Province of Saskatchewan Canada 3.20%, 06/03/2024	CAD	12,746	$11,143,975

Total Local Governments – Provincial Bonds (cost $29,794,119)			33,205,884

		Shares
PREFERRED STOCKS – 0.3%
Industrial – 0.2%
Auto Components – 0.1%
Exide Corp. 8.00%,(h)(j)		3,093	2,482,133

Capital Goods – 0.1%
Stanley Black & Decker, Inc. Series C 5.00%		4,000	5,580,000

			8,062,133

Financial Institutions – 0.1%
Banking – 0.1%
US Bancorp Series F 6.50%,		187,450	4,877,449

Total Preferred Stocks (cost $11,240,875)			12,939,582

COMMON STOCKS – 0.2%
Energy – 0.1%
Oil, Gas & Consumable Fuels – 0.1%
Berry Corp.		137,884	842,471
Bonanza Creek Energy, Inc.(j)		5,127	169,653
Denbury, Inc.(j)		13,032	709,071
Golden Energy Offshore Services AS(j)		1,497,659	188,917
Paragon Litigation – Class A(h)(j)		10,360	1,036
Paragon Litigation – Class B(h)(j)		15,538	155,380
SandRidge Energy, Inc.(j)		105	426
Vantage Drilling International(j)		16,001	51,363
Whiting Petroleum Corp.(j)		12,942	518,586

			2,636,903

Consumer Discretionary – 0.1%
Auto Components – 0.1%
ATD New Holdings, Inc.(h)(j)		29,486	1,032,010
Exide Corp.(h)(j)		497	1,130,675

			2,162,685

abfunds.com	AB INCOME FUND | 69

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Internet & Catalog Retail – 0.0%
GOLO Mobile, Inc.(j)		30,264	$1,847

			2,164,532

Information Technology – 0.0%
Software – 0.0%
Monitronics International, Inc.(j)		68,348	513,294
Paysafe AG Tracker(h)(j)		79,682	– 0	–
Paysafe Ltd.(j)		100,908	1,392,530

			1,905,824

Consumer Staples – 0.0%
Food & Staples Retailing – 0.0%
Southeastern Grocers, Inc.(h)(j)(k)		71,086	941,889

Communication Services – 0.0%
Media – 0.0%
iHeartMedia, Inc. – Class A(j)		14,385	275,329

Total Common Stocks (cost $11,657,135)			7,924,477

		Principal Amount (000)
LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.1%
United States – 0.1%
Texas Transportation Commission State Highway Fund
Series 2010B 5.178%, 04/01/2030 (cost $2,560,000)	U.S.$	2,560	3,191,718

		Shares
WARRANTS – 0.0%
Avaya Holdings Corp., expiring 12/15/2022(j)		2,936	26,424
Encore Automotive Acceptance, expiring 07/05/2031(h)(j)(k)		12	– 0	–
Flexpath Capital, Inc., expiring 04/15/2031(h)(j)(k)		17,195	– 0	–
SandRidge Energy, Inc., A-CW22, expiring 10/04/2022(j)		2,566	17
SandRidge Energy, Inc., B-CW22, expiring 10/04/2022(j)		1,080	22

Total Warrants (cost $3)			26,463

70 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.6%
Investment Companies – 0.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(s)(t)(u) (cost $27,329,750)	27,329,750	$27,329,750

Total Investments – 131.7% (cost $6,134,001,608)		6,221,945,868
Other assets less liabilities – (31.7)%		(1,496,022,060)

Net Assets – 100.0%		$4,725,923,808

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Long Gilt Future	13	June 2021	$2,292,142	$(26,406)
U.S. T-Note 5 Yr (CBT) Futures	3,684	June 2021	456,585,750	(3,662,314)
U.S. T-Note 10 Yr (CBT) Futures	2,256	June 2021	297,862,500	524,114
U.S. Ultra Bond (CBT) Futures	90	June 2021	16,731,563	(347,673)

Sold Contracts
Euro Buxl 30 Yr Bond Futures	16	June 2021	3,883,747	105,781
Euro-BOBL Futures	389	June 2021	63,009,868	130,537
Euro-Bund Futures	58	June 2021	11,854,182	73,877
Euro-Schatz Futures	388	June 2021	52,282,279	1,922
U.S. 10 Yr Ultra Futures	8	June 2021	1,164,375	25,536
U.S. T-Note 2 Yr (CBT) Futures	1,618	June 2021	357,186,140	227,846
U.S. T-Note 5 Yr (CBT) Futures	434	June 2021	53,788,875	(88,716)

				$(3,035,496)

abfunds.com	AB INCOME FUND | 71

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	ZAR	60,783	USD	4,145	06/17/2021	$(20,969)
Barclays Bank PLC	AUD	61,562	USD	46,866	06/04/2021	(564,538)
BNP Paribas SA	EUR	69,463	USD	83,002	05/27/2021	(547,341)
Citibank, NA	CAD	293,278	USD	234,289	07/16/2021	(4,350,538)
Deutsche Bank AG	COP	67,060,661	USD	18,748	05/20/2021	895,506
Goldman Sachs Bank USA	RUB	3,122,675	USD	41,837	05/25/2021	409,173
JPMorgan Chase Bank, NA	COP	67,060,661	USD	18,659	05/20/2021	807,087
JPMorgan Chase Bank, NA	EUR	8,646	USD	10,396	05/27/2021	(3,282)
JPMorgan Chase Bank, NA	IDR	23,323,000	USD	1,578	07/15/2021	(19,511)
Morgan Stanley Capital Services, Inc.	MXN	763,341	USD	37,762	06/18/2021	266,215
Natwest Markets PLC	BRL	467,032	USD	86,430	05/04/2021	452,671
Natwest Markets PLC	USD	86,383	BRL	467,032	05/04/2021	(406,310)
Natwest Markets PLC	BRL	467,032	USD	86,195	06/02/2021	449,757
State Street Bank & Trust Co.	EUR	3,346	USD	3,975	05/27/2021	(48,030)
State Street Bank & Trust Co.	GBP	1,234	USD	1,699	06/17/2021	(5,510)
UBS AG	BRL	467,032	USD	81,333	05/04/2021	(4,643,834)
UBS AG	USD	86,430	BRL	467,032	05/04/2021	(452,670)
UBS AG	EUR	1,166	USD	1,406	05/27/2021	3,347

						$(7,778,777)

INTEREST RATE SWAPTIONS WRITTEN (see Note D)

Description	Index	Counterparty	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
Put
Interest Rate Swaption	3 Month LIBOR	Bank of America, NA	1.77%	05/05/2021	USD 23,600	$195,880	$(5,577)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAHY Series 36, 5 Year Index, 06/20/2026*	5.00%	Quarterly	2.87%	USD	13,441	$1,398,974	$1,231,086	$167,888
iTraxx-Xover Series 35, 5 Year Index, 06/20/2026*	5.00	Quarterly	2.49	EUR	13,220	1,979,576	1,675,240	304,336
Russian Federation, 7.500%, 03/31/2030, 06/20/2026*	1.00	Quarterly	1.00	USD	5,872	7,232	(34,718)	41,950

						$3,385,782	$2,871,608	$514,174

*	Termination date

72 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation/ (Depreciation)
USD	109,350	04/20/2023	2.850%	3 Month LIBOR	Semi-Annual/ Quarterly	$(5,647,210)	$	– 0	–	$(5,647,210)
USD	46,860	04/02/2024	2.851%	3 Month LIBOR	Semi-Annual/ Quarterly	(3,370,633)		– 0	–	(3,370,633)
USD	30,755	02/10/2025	2.034%	3 Month LIBOR	Semi-Annual/ Quarterly	(1,701,167)		– 0	–	(1,701,167)
USD	6,010	06/09/2025	2.491%	3 Month LIBOR	Semi-Annual/ Quarterly	(483,766)		– 0	–	(483,766)
USD	10,000	01/11/2027	2.285%	3 Month LIBOR	Semi-Annual/ Quarterly	(730,347)		– 0	–	(730,347)
USD	11,920	04/26/2027	2.287%	3 Month LIBOR	Semi-Annual/ Quarterly	(795,297)		– 0	–	(795,297)

						$(12,728,420)	$	– 0	–	$(12,728,420)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2021		Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Barclays Bank PLC
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00%	Monthly	12.50%	USD	5,000	$(2,374,945)	$(120,930)	$(2,254,015)
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	12.50	USD	4,000	(1,899,956)	(597,532)	(1,302,424)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1,187	(335,446)	(312,707)	(22,739)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	162	(45,826)	(10,001)	(35,825)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	2,227	(629,350)	(543,229)	(86,121)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	2,227	(629,350)	(537,797)	(91,553)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	643	(181,658)	(70,999)	(110,659)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	2,969	(839,039)	(716,982)	(122,057)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1,146	(323,669)	(178,808)	(144,861)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1,529	(431,841)	(151,827)	(280,014)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	3,250	(917,908)	(327,963)	(589,945)

abfunds.com	AB INCOME FUND | 73

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2021		Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	12.50%	USD	5,000	$(1,412,167)	$(593,945)	$(818,222)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	5,000	(1,412,166)	(500,621)	(911,545)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	5,000	(1,412,166)	(493,379)	(918,787)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	5,300	(1,496,897)	(324,326)	(1,172,571)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	9,557	(2,699,215)	(943,532)	(1,755,683)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	9,557	(2,699,215)	(934,036)	(1,765,179)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	9,557	(2,699,215)	(934,036)	(1,765,179)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	9,029	(2,550,091)	(761,663)	(1,788,428)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	12,000	(3,390,200)	(1,485,981)	(1,904,219)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	9,564	(2,701,193)	(586,564)	(2,114,629)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	11,206	(3,164,948)	(682,298)	(2,482,650)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	13,500	(3,812,850)	(1,167,231)	(2,645,619)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	13,543	(3,824,995)	(1,136,711)	(2,688,284)
Credit Suisse International
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	9.08	USD	567	(48,000)	(21,930)	(26,070)
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	9.08	USD	1,136	(96,169)	(44,770)	(51,399)
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	9.08	USD	2,839	(240,337)	(109,803)	(130,534)
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	9.08	USD	6,500	(550,261)	(342,712)	(207,549)
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	9.08	USD	15,000	(1,270,666)	(413,626)	(857,040)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	9,220	(2,604,035)	(1,088,584)	(1,515,451)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	17,343	(4,899,686)	(2,098,187)	(2,801,499)
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	9.08	USD	23,700	(2,006,336)	(1,013,661)	(992,675)

74 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2021		Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	12.50%	USD	10,000	$(2,824,334)	$(1,547,360)	$(1,276,974)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	20,000	(5,648,667)	(2,820,851)	(2,827,816)
Goldman Sachs International
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	12.50	USD	16,500	(7,837,317)	(3,640,586)	(4,196,731)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	6,323	(1,785,826)	(1,001,089)	(784,737)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	8,827	(2,493,039)	(1,417,644)	(1,075,395)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	9,029	(2,550,091)	(758,027)	(1,792,064)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	11,909	(3,364,491)	(1,349,973)	(2,014,518)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	13,000	(3,671,633)	(1,287,489)	(2,384,144)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	14,291	(4,037,446)	(1,623,072)	(2,414,374)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	30,184	(8,524,968)	(4,106,978)	(4,417,990)
JPMorgan Securities, LLC
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	12.50	USD	3,748	(1,780,779)	(709,918)	(1,070,861)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	12.50	USD	3,869	(1,838,269)	(722,249)	(1,116,020)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	3,000	(847,301)	(184,908)	(662,393)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	4,514	(1,274,903)	(378,876)	(896,027)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	9,543	(2,695,261)	(1,051,303)	(1,643,958)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	9.08	USD	293	(24,808)	(11,746)	(13,062)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	547	(154,491)	(44,526)	(109,965)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	12.50%	USD	7,808	(2,205,240)	(469,615)	(1,735,625)

						$(107,158,660)	$(42,372,581)	$(64,786,079)

*	Termination date

abfunds.com	AB INCOME FUND | 75

PORTFOLIO OF INVESTMENTS (continued)

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate	Maturity	U.S. $ Value at April 30, 2021
First Boston†	(0.25)%*	—	$3,176,050
HSBC Securities (USA), Inc.†	0.04%	—	121,051,479
HSBC Securities (USA), Inc.†	0.07%	—	77,763,356
HSBC Securities (USA), Inc.†	0.08%	—	154,231,913
HSBC Securities (USA), Inc.†	0.12%	—	90,374,395
HSBC Securities (USA), Inc.†	2.13%	—	68,529,427
JPMorgan Chase Bank†	0.05%	—	41,539,846
JPMorgan Chase Bank†	0.07%	—	52,301,787
JPMorgan Chase Bank†	0.08%	—	256,827,963
JPMorgan Chase Bank†	0.11%	—	101,136,627

			$966,932,843

*	Interest payment due from counterparty.

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on April 30, 2021.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on the statements of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days			31-90 Days			Greater than 90 Days			Total
Emerging Markets—Sovereigns	$3,176,050	$	– 0	–	$	– 0	–	$	– 0	–	$3,176,050
Government-Treasuries	963,756,793		– 0	–		– 0	–		– 0	–	963,756,793

Total	$966,932,843	$	– 0	–	$	– 0	–	$	– 0	–	$966,932,843

**	Principal amount less than 500.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2021, the aggregate market value of these securities amounted to $1,684,819,081 or 35.7% of net assets.

(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open centrally cleared swaps.

(c)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(d)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(e)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(f)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2021.

(g)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(h)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(i)	Defaulted matured security.

(j)	Non-income producing security.

(k)	Fair valued by the Adviser.

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PORTFOLIO OF INVESTMENTS (continued)

(l)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at April 30, 2021.

(m)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.35% of net assets as of April 30, 2021, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2018-20, Class PT 11.809%, 11/16/2043	09/27/2018	$902,776		$901,743		0.02%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-36, Class PT 15.236%, 10/17/2044	09/04/2019	1,261,535		1,261,782		0.03%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-43, Class PT 7.486%, 11/15/2044	01/09/2019	705,962		694,848		0.01%
Digicel Group Holdings Ltd. 7.00%, 05/17/2021	06/19/2000	10,397		60,026		0.00%
Exide Global Holding NETH 10.75%, 06/30/2024	10/23/2020	923,574		1,101,572		0.02%
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024	06/21/2019	– 0	–	– 0	–	0.00%
Exide Technologies (First Lien) 11.00%, 10/31/2024	12/01/2019	692,006		– 0	–	0.00%
Home Re Ltd. Series 2019-1, Class B1 4.456%, 05/25/2029	12/20/2019	2,072,141		1,993,550		0.04%
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.356%, 11/25/2024	11/06/2015	654,870		649,254		0.01%
JPMorgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 5.606%, 10/25/2025	09/18/2015	1,179,794		1,119,608		0.02%
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018	02/19/2015	861,788		– 0	–	0.00%
PMT Credit Risk Transfer Trust Series 2020-1R, Class A 2.461%, 02/27/2023	02/11/2000	4,604,044		4,592,816		0.10%
Radnor Re Ltd. Series 2018-1, Class B1 3.906%, 03/25/2028	12/23/2019	824,323		820,852		0.02%
SoFi Consumer Loan Program LLC Series 2016-1, Class R Zero Coupon, 08/25/2025	07/19/2017	504,572		628,418		0.01%
SoFi Consumer Loan Program LLC Series 2016-5, Class R Zero Coupon, 09/25/2028	06/23/2017	1,275,923		440,882		0.01%

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PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
SoFi Consumer Loan Program LLC Series 2017-5, Class R1 Zero Coupon, 09/25/2026	09/18/2017	$1,758,337	$317,661	0.01%
SoFi Consumer Loan Program Trust Series 2018-1, Class R1 Zero Coupon, 02/25/2027	02/01/2018	3,677,431	1,098,421	0.02%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	289,000	296,841	0.01%
Tonon Luxembourg SA 6.50%, 10/31/2024	07/24/2015	1,804,783	8,756	0.00%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	06/19/2013	3,510,949	44,869	0.00%
Virgolino de Oliveira Finance SA 10.875%, 01/13/2020	06/09/2014	745,965	255,000	0.01%
Virgolino de Oliveira Finance SA 11.75%, 02/09/2022	01/31/2014	916,308	8,429	0.00%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.356%, 11/25/2025	09/06/2016	471,795	458,033	0.01%

(n)	Defaulted.

(o)	Inverse interest only security.

(p)	IO – Interest Only.

(q)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at April 30, 2021.

(r)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(s)	Affiliated investments.

(t)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(u)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

COP – Colombian Peso

DOP – Dominican Peso

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

MXN – Mexican Peso

RUB – Russian Ruble

USD – United States Dollar

ZAR – South African Rand

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PORTFOLIO OF INVESTMENTS (continued)

Glossary:

ABS – Asset-Backed Securities

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

JSC – Joint Stock Company

LIBOR – London Interbank Offered Rate

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

abfunds.com	AB INCOME FUND | 79

STATEMENT OF ASSETS & LIABILITIES

April 30, 2021 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $6,106,671,858)	$6,194,616,118
Affiliated issuers (cost $27,329,750)	27,329,750
Cash	258,296
Cash collateral due from broker	2,493,000
Foreign currencies, at value (cost $8,646,940)	8,631,719
Receivable for investment securities sold	303,445,382
Interest receivable	63,872,906
Receivable for capital stock sold	23,591,953
Unrealized appreciation on forward currency exchange contracts	3,283,756
Receivable for variation margin on futures	205,985
Affiliated dividends receivable	69

Total assets	6,627,728,934

Liabilities
Swaptions written, at value (premiums received $195,880)	5,577
Payable for reverse repurchase agreements	966,932,843
Payable for investment securities purchased	790,869,687
Market value on credit default swaps (net premiums received $42,372,581)	107,158,660
Payable for capital stock repurchased	20,323,437
Unrealized depreciation on forward currency exchange contracts	11,062,533
Advisory fee payable	1,678,590
Dividends payable	1,418,062
Cash collateral due to broker	930,000
Distribution fee payable	253,056
Payable for variation margin on centrally cleared swaps	77,546
Transfer Agent fee payable	69,021
Administrative fee payable	27,080
Directors’ fees payable	7,661
Accrued expenses and other liabilities	991,373

Total liabilities	1,901,805,126

Net Assets	$4,725,923,808

Composition of Net Assets
Capital stock, at par	$591,939
Additional paid-in capital	4,712,309,459
Distributable earnings	13,022,410

Net Assets	$4,725,923,808

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$292,064,132	36,620,715	$7.98	*

C	$211,499,419	26,487,652	$7.98

Advisor	$4,192,357,729	525,072,079	$7.98

Z	$30,002,528	3,758,787	$7.98

*	The maximum offering price per share for Class A shares was $8.33 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended April 30, 2021 (unaudited)

Investment Income
Interest (net of foreign taxes withheld of $78,811)	$92,216,111
Dividends
Unaffiliated issuers	198,786
Affiliated issuers	3,091
Other income	30,486	$92,448,474

Expenses
Advisory fee (see Note B)	10,138,961
Distribution fee—Class A	380,246
Distribution fee—Class C	1,108,753
Transfer agency—Class A	114,901
Transfer agency—Class C	83,503
Transfer agency—Advisor Class	1,583,423
Transfer agency—Class Z	2,353
Custody and accounting	165,432
Registration fees	155,346
Printing	144,959
Audit and tax	73,760
Directors’ fees	42,821
Administrative	40,595
Legal	38,956
Miscellaneous	77,384

Total expenses before interest expense	14,151,393
Interest expense	388,634
Total expenses		14,540,027

Less: expenses waived and reimbursed by the Adviser (see Note B)	(313,365)

Net expenses		14,226,662

Net investment income		78,221,812

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)		27,785,389
Forward currency exchange contracts		2,340,892
Futures		(10,769,816)
Swaps		10,584,629
Foreign currency transactions		(9,805,375)
Net change in unrealized appreciation/depreciation of:
Investments(b)		(13,258,789)
Forward currency exchange contracts		(9,906,956)
Futures		(914,470)
Swaps		17,433,460
Swaptions written		190,303
Foreign currency denominated assets and liabilities		262,990

Net gain on investment and foreign currency transactions		13,942,257

Net Increase in Net Assets from Operations		$92,164,069

(a)	Net of foreign capital gains taxes of $262,133.

(b)	Net of decrease in accrued foreign capital gains taxes of $80,697.

See notes to financial statements.

abfunds.com	AB INCOME FUND | 81

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$78,221,812	$150,562,614
Net realized gain on investment and foreign currency transactions	20,135,719	34,435,875
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(6,193,462)	(55,441,926)

Net increase in net assets from operations	92,164,069	129,556,563
Distributions to Shareholders
Class A	(5,283,052)	(10,178,007)
Class C	(3,008,447)	(5,915,916)
Advisor Class	(78,060,454)	(156,640,759)
Class Z	(442,202)	(437,740)
Capital Stock Transactions
Net increase	97,251,773	699,536,203

Total increase	102,621,687	655,920,344
Net Assets
Beginning of period	4,623,302,121	3,967,381,777

End of period	$4,725,923,808	$4,623,302,121

See notes to financial statements.

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STATEMENT OF CASH FLOWS

For the Six Months Ended April 30, 2021 (unaudited)

Cash flows from operating activities
Net increase in net assets from operations		$92,164,069
Reconciliation of net increase in net assets from operations to net decrease in cash from operating activities
Purchases of long-term investments	$(7,442,227,050)
Purchases of short-term investments	(810,816,563)
Proceeds from disposition of long-term investments	7,364,138,492
Proceeds from disposition of short-term investments	820,164,323
Net realized gain on investment transactions and foreign currency transactions	(20,135,719)
Net realized gain on forward currency exchange contracts	2,340,892
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	6,193,462
Net accretion of bond discount and amortization of bond premium	29,928,155
Inflation index adjustment	(752,075)
Increase in receivable for investments sold	(180,283,279)
Increase in interest receivable	(5,517,166)
Decrease in affiliated dividends receivable	1,146
Increase in cash collateral due from broker	(502,000)
Decrease in payable for investments purchased	(246,951,296)
Decrease in cash collateral due to broker	(280,000)
Increase in advisory fee payable	210,432
Increase in administrative fee payable	321
Increase in Transfer Agent fee payable	1,782
Increase in distribution fee payable	8,196
Increase in Directors’ fee payable	469
Decrease in accrued expenses	(145,203)
Proceeds from swaptions written, net	195,880
Proceeds on swaps, net	5,093,872
Payments for exchange-traded derivatives settlements, net	(6,132,394)

Total adjustments		(485,465,323)

Net cash provided by (used in) operating activities		(393,301,254)
Cash flows from financing activities
Subscriptions of capital stock, net	34,543,740
Cash dividends paid (net of dividend reinvestments)†	(25,372,654)
Increase in reverse repurchase agreements	399,492,371

Net cash provided by (used in) financing activities		408,663,457
Effect of exchange rate on cash		(9,542,385)

Net increase in cash		5,819,818
Cash at beginning of period		3,070,197

Cash at end of period		$8,890,015

Supplemental disclosure of cash flow information
† Reinvestment of dividends	$60,902,160
Interest expense paid during the period	$507,707

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its significant investments in reverse repurchase agreements throughout the period.

See notes to financial statements.

abfunds.com	AB INCOME FUND | 83

NOTES TO FINANCIAL STATEMENTS

April 30, 2021 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Income Fund (the “Fund”), a diversified portfolio. The Fund acquired the assets and liabilities of the AllianceBernstein Income Fund, Inc., a closed-end fund (the “Predecessor Fund”), effective at the close of business on April 21, 2016 (the “Reorganization”). The Predecessor Fund was the accounting survivor in the Reorganization and as such, the financial statements and the Advisor Class shares financial highlights reflect the financial information of the Predecessor Fund through April 21, 2016. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Effective November 20, 2019, the Fund commenced offering Class Z shares. Class B, Class K, Class R, Class I, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

abfunds.com	AB INCOME FUND | 85

NOTES TO FINANCIAL STATEMENTS (continued)

Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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NOTES TO FINANCIAL STATEMENTS (continued)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on an exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized

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models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2021:

Investments in Securities:	Level 1			Level 2	Level 3			Total
Assets:
Governments — Treasuries	$	– 0	–	$2,636,048,441	$	– 0	–	$2,636,048,441
Mortgage Pass-Throughs		– 0	–	714,850,361		– 0	–	714,850,361
Corporates — Investment Grade		– 0	–	651,293,755		– 0	–	651,293,755
Corporates — Non-Investment Grade		– 0	–	534,183,913		10,111,334	(a)	544,295,247
Collateralized Mortgage Obligations		– 0	–	332,173,362		– 0	–	332,173,362
Emerging Markets — Sovereigns		– 0	–	244,496,101		– 0	–	244,496,101
Governments — Sovereign Agencies		– 0	–	196,032,209		– 0	–	196,032,209

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Investments in Securities:	Level 1			Level 2		Level 3		Total
Bank Loans	$	– 0	–	$102,111,296		$21,669,002		$123,780,298
Collateralized Loan Obligations		– 0	–	121,305,456		– 0	–	121,305,456
Emerging Markets — Corporate Bonds		– 0	–	113,197,446		8,756		113,206,202
Commercial Mortgage-Backed Securities		– 0	–	98,462,871		– 0	–	98,462,871
Emerging Markets — Treasuries		– 0	–	87,141,908		– 0	–	87,141,908
Inflation-Linked Securities		– 0	–	67,545,818		– 0	–	67,545,818
Quasi-Sovereigns		– 0	–	60,311,250		– 0	–	60,311,250
Asset-Backed Securities		– 0	–	51,383,420		2,485,382		53,868,802
Governments — Sovereign Bonds		– 0	–	52,411,497		– 0	–	52,411,497
Agencies		– 0	–	40,104,416		– 0	–	40,104,416
Local Governments — Provincial Bonds		– 0	–	33,205,884		– 0	–	33,205,884
Preferred Stocks		4,877,449		5,580,000		2,482,133		12,939,582
Common Stocks		4,663,487		– 0	–	3,260,990	(a)	7,924,477
Local Governments — US Municipal Bonds		– 0	–	3,191,718		– 0	–	3,191,718
Warrants		26,463		– 0	–	0	(a)	26,463
Short-Term Investments		27,329,750		– 0	–	– 0	–	27,329,750

Total Investments in Securities		36,897,149		6,145,031,122		40,017,597		6,221,945,868
Other Financial Instruments(b):
Assets:
Futures		1,089,613		– 0	–	– 0	–	1,089,613	(c)
Forward Currency Exchange Contracts		– 0	–	3,283,756		– 0	–	3,283,756
Centrally Cleared Credit Default Swaps		– 0	–	3,385,782		– 0	–	3,385,782	(c)
Liabilities:
Futures		(4,125,109)		– 0	–	– 0	–	(4,125,109	)(c)
Forward Currency Exchange Contracts		– 0	–	(11,062,533)		– 0	–	(11,062,533)
Interest Rate Swaptions		– 0	–	(5,577)		– 0	–	(5,577)
Centrally Cleared Interest Rate Swaps		– 0	–	(12,728,420)		– 0	–	(12,728,420	)(c)
Credit Default Swaps		– 0	–	(107,158,660)		– 0	–	(107,158,660)
Reverse Repurchase Agreements		(966,932,843)		– 0	–	– 0	–	(966,932,843)

Total		$(933,071,190)		$6,020,745,470		$40,017,597		$5,127,691,877

(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

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3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for

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distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion of the Fund’s average daily net assets, .40% of the excess over $2.5 billion up to $5 billion and .35% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to .77%, 1.52%, .52%, and .52% of daily average net assets for Class A, Class C, Advisor Class, and Class Z shares, respectively. For the six months ended April 30, 2021, such reimbursement/waivers amounted to $301,364. The Expense Caps may not be terminated by the Adviser before January 31, 2022. Any fees waived and expenses borne by the Adviser through April 22, 2018 are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amounted to $1,361,441 and $396,862 for the years ended October 31, 2017 and October 31, 2018, respectively. In any case, no reimbursement payment will be made that

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would cause the Fund’s total annual operating expenses to exceed the Expense Caps’ net fee percentage set forth above.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2021, the reimbursement for such services amounted to $40,595.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $420,834 for the six months ended April 30, 2021.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $17,880 from the sale of Class A shares and received $55,528 and $7,787 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2021.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2021, such waiver amounted to $12,001.

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2021 is as follows:

Fund	Market Value 10/31/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$26,220	$806,051	$804,941	$27,330	$3

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During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings (and related transactions). As a result, as of May 20, 2021, AXA no longer owns shares of Equitable.

Sales that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $902,292 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2021 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$778,991,653	$469,302,628
U.S. government securities	6,664,085,470	6,844,939,234

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$224,107,979
Gross unrealized depreciation	(220,601,370)

Net unrealized appreciation	$3,506,609

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily

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fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2021, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2021, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

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•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could

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result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the six months ended April 30, 2021, the Fund held purchased swaptions for hedging and non-hedging purposes.

During the six months ended April 30, 2021, the Fund held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk.

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This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a

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realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2021, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the

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swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended April 30, 2021, the Fund held credit default swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted

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and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended April 30, 2021, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/ Payable for variation margin on futures	$1,089,613	*	Receivable/ Payable for variation margin on futures	$4,125,109	*

Credit contracts	Receivable/ Payable for variation margin on centrally cleared swaps	514,174	*

Interest rate contracts				Receivable/ Payable for variation margin on centrally cleared swaps	12,728,420	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	3,283,756		Unrealized depreciation on forward currency exchange contracts	11,062,533

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	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts			Swaptions written, at value	$5,577

Credit contracts			Market value on credit default swaps	107,158,660

Total		$4,887,543		$135,080,299

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities.

This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(10,769,816)	$(914,470)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	2,340,892	(9,906,956)

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(109,751)	(141,652)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives			Change in Unrealized Appreciation or (Depreciation)

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	$	– 0	–	$190,303

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps		(2,654,303)		3,864,132

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps		13,238,932		13,569,328

Total			$2,045,954		$6,660,685

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2021:

Futures:
Average notional amount of buy contracts	$541,492,601
Average notional amount of sale contracts	$353,665,920
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$139,205,831
Average principal amount of sale contracts	$509,924,607
Purchased Swaptions:
Average notional amount	$22,443,667	(a)
Swaptions Written:
Average notional amount	$23,600,000	(b)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$214,895,000
Credit Default Swaps:
Average notional amount of sale contracts	$402,027,875
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$5,041,500	(a)
Average notional amount of sale contracts	$61,656,435

(a)	Positions were open for two months during the period.

(b)	Positions were open for one month during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Deutsche Bank AG	$895,506	$(895,506)	$	– 0	–	$	– 0	–	$	– 0	–
Goldman Sachs Bank USA	409,173	(409,173)		– 0	–		– 0	–		– 0	–
JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	807,087	(807,087)		– 0	–		– 0	–		– 0	–
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services, Inc.	266,215	(266,215)		– 0	–		– 0	–		– 0	–
Natwest Markets PLC	902,428	(406,310)		– 0	–		– 0	–		496,118
UBS AG	3,347	(3,347)		– 0	–		– 0	–		– 0	–

Total	$3,283,756	$(2,787,638)	$	– 0	–	$	– 0	–		$496,118	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$26,546	$	– 0	–	$	– 0	–	$	– 0	–	$26,546
Barclays Bank PLC	2,939,483		– 0	–		– 0	–		(2,188,411)		751,072
BNP Paribas SA	547,341		– 0	–		– 0	–		– 0	–	547,341
Citibank, NA/Citigroup Global Markets, Inc.	43,859,899		– 0	–		(2,123,000)			(38,373,522)		3,363,377
Credit Suisse International	9,709,154		– 0	–		– 0	–		(9,709,154)		– 0	–
Deutsche Bank AG	10,479,337		(895,506)			– 0	–		(9,583,831)		– 0	–
Goldman Sachs International	34,264,811		(409,173)			(370,000)			(33,485,638)		– 0	–
JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	8,459,306		(807,087)			– 0	–		(7,652,219)		– 0	–

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*		Net Amount of Derivative Liabilities
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services, Inc.	$2,384,539	$(266,215)		$	– 0	–	$(2,118,324)		$	– 0	–
Natwest Markets PLC	406,310	(406,310)			– 0	–	– 0	–		– 0	–
State Street Bank & Trust Co.	53,540	– 0	–		– 0	–	– 0	–		53,540
UBS AG	5,096,504	(3,347)			– 0	–	(5,093,157)			– 0	–

Total	$118,226,770	$(2,787,638)			$(2,493,000)		$(108,204,256)			$4,741,876	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

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The Fund may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended April 30, 2021, the Fund earned drop income of $560,716 which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended April 30, 2021, the average amount of reverse repurchase agreements outstanding was $630,998,122 and the daily weighted average interest rate was 0.10%. At April 30, 2021, the Fund had reverse repurchase agreements outstanding in the amount of $966,932,843 as reported on the statement of assets and liabilities.

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The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of April 30, 2021:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
First Boston	$3,176,050	$(3,176,050)	$	– 0	–
HSBC Securities (USA), Inc.	511,950,570	(511,950,570)		– 0	–
JPMorgan Chase Bank	451,806,223	(451,806,223)		– 0	–

Total	$966,932,843	$(966,932,843)	$	– 0	–

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31, 2020

Class A
Shares sold	8,998,266	21,145,246	$73,080,688	$167,807,929

Shares issued in reinvestment of dividends and distributions	440,828	794,985	3,550,350	6,292,343

Shares converted from Class C	94,353	197,566	763,203	1,553,543

Shares redeemed	(9,289,192)	(15,889,560)	(74,847,975)	(124,259,840)

Net increase	244,255	6,248,237	$2,546,266	$51,393,975

Class C
Shares sold	2,160,750	11,945,989	$17,520,608	$95,198,555

Shares issued in reinvestment of dividends and distributions	263,066	508,293	2,122,158	4,029,036

Shares converted to Class A	(94,240)	(197,320)	(763,203)	(1,553,543)

Shares redeemed	(3,185,947)	(5,477,623)	(25,690,179)	(42,721,251)

Net increase (decrease)	(856,371)	6,779,339	$(6,810,616)	$54,952,797

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31, 2020

Advisor Class
Shares sold	98,063,514	265,870,110	$792,415,348	$2,104,021,251

Shares issued in reinvestment of dividends and distributions	6,806,463	12,977,218	54,894,694	102,871,686

Shares redeemed	(93,811,462)	(210,433,650)	(757,357,577)	(1,630,716,915)

Net increase	11,058,515	68,413,678	$89,952,465	$576,176,022

Class Z(a)
Shares sold	1,879,986	2,554,455	$15,137,022	$18,769,036

Share issued in reinvestment of dividends and distributions	41,616	37,721	334,958	298,182

Shares redeemed	(483,375)	(271,616)	(3,908,322)	(2,053,809)

Net increase	1,438,227	2,320,560	$11,563,658	$17,013,409

(a)	Commenced distribution on November 20, 2019.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and

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negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

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Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

LIBOR Transition and Associated Risk—A Fund may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged

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to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”)

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intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2021.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2021 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2020 and October 31, 2019 were as follows:

	2020		2019
Distributions paid from:
Ordinary income	$173,172,422		$112,953,691

Total taxable distributions paid	$173,172,422		$112,953,691

Return of Capital	– 0	–	20,741,741

Total distributions paid	$173,172,422		$133,695,432

As of October 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(71,977,526	)(a)
Unrealized appreciation/(depreciation)	86,652,003	(b)

Total accumulated earnings/(deficit)	$14,674,477	(c)

(a)

As of October 31, 2020, the Fund had a net capital loss carryforward of $55,561,127. During the fiscal year, the Fund utilized $20,690,535 of capital loss carry forwards to offset current year net realized gains. As of October 31, 2020, the cumulative deferred loss on straddles was $16,416,399.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of grantor trusts, the amortization on callable bonds, the tax treatment of swaps, the tax deferral of losses on wash sales, and the tax treatment of partnership investments.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2020, the Fund had a net long-term capital loss carryforward of $55,561,127 which may be carried forward for an indefinite period.

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NOTE I

Subsequent Events

As of April 30, 2021, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Effective May 31, 2021, Class C shares will automatically convert to Class A shares after eight years instead of ten years.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31,	April 21, 2016(a) to October 31, 2016
2020	2019	2018	2017

Net asset value, beginning of period	$ 7.96	$ 7.98	$ 7.49	$ 8.09	$ 8.08	$ 7.99

Income From Investment Operations

Net investment income(b)(c)	.13	.26	.31	.29	.36	.17	†

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.03	.02	(d)	.53	(.50)	.05	.08

Contributions from Affiliates	– 0	–	– 0	–	.00	(e)	.00	(e)	.00	(e)	– 0	–

Net increase (decrease) in net asset value from operations	.16	.28	.84	(.21)	.41	.25

Less: Dividends and Distributions

Dividends from net investment income	(.14)	(.30)	(.30)	(.36)	(.40)	(.16)

Return of capital	– 0	–	– 0	–	(.05)	(.03)	– 0	–	– 0	–

Total dividends and distributions	(.14)	(.30)	(.35)	(.39)	(.40)	(.16)

Net asset value, end of period	$ 7.98	$ 7.96	$ 7.98	$ 7.49	$ 8.09	$ 8.08

Total Return

Total investment return based on net asset value(f)	1.99%	3.55%	11.50%	(2.71)%	5.17%	3.14	%†

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$292,064	$289,619	$240,567	$232,931	$165,294	$2,104

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)	.79	%^	.78%	.77%	1.08%	1.03%	1.16	%^

Expenses, before waivers/reimbursements(g)	.80	%^	.80%	.83%	1.16%	1.11%	1.37	%^

Net investment income(c)	3.11	%^	3.24%	4.02%	3.73%	4.42%	4.06	%†^

Portfolio turnover rate**	118%	246%	270%	105%	42%	14%
See footnote summary on page 117-118.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31,	April 21, 2016(a) to October 31, 2016
2020	2019	2018	2017

Net asset value, beginning of period	$ 7.97	$ 7.99	$ 7.50	$ 8.10	$ 8.09	$ 7.99

Income From Investment Operations

Net investment income(b)(c)	.10	.20	.25	.23	.30	.14	†

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.02	.02	(d)	.53	(.50)	.05	.09

Contributions from Affiliates	– 0	–	– 0	–	.00	(e)	.00	(e)	.00	(e)	– 0	–

Net increase (decrease) in net asset value from operations	.12	.22	.78	(.27)	.35	.23

Less: Dividends and Distributions

Dividends from net investment income	(.11)	(.24)	(.25)	(.30)	(.34)	(.13)

Return of capital	– 0	–	– 0	–	(.04)	(.03)	– 0	–	– 0	–

Total dividends and distributions	(.11)	(.24)	(.29)	(.33)	(.34)	(.13)

Net asset value, end of period	$ 7.98	$ 7.97	$ 7.99	$ 7.50	$ 8.10	$ 8.09

Total Return

Total investment return based on net asset value(f)	1.48%	2.77%	10.65%	(3.43)%	4.37%	2.85	%†

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$211,499	$217,968	$164,413	$82,283	$62,121	$1,133

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)	1.54	%^	1.53%	1.52%	1.83%	1.78%	1.90	%^

Expenses, before waivers/reimbursements(g)	1.55	%^	1.55%	1.57%	1.92%	1.87%	2.15	%^

Net investment income(c)	2.35	%^	2.49%	3.21%	2.98%	3.68%	3.34	%†^

Portfolio turnover rate**	118%	246%	270%	105%	42%	14%

See footnote summary on page 117-118.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended April 30, 2021 (unaudited)		Year Ended October 31,								January 1, 2016 to October 31,		Year Ended December 31, 2015
			2020		2019		2018		2017		2016(h)

Net asset value, beginning of period	$ 7.97		$ 7.99		$ 7.50		$ 8.10		$ 8.09		$ 7.86		$ 8.34

Income From Investment Operations

Net investment income(b)(c)	.14		.27		.33		.31		.41		.29†		.38

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.02		.03	(d)	.53		(.50)		.02		.22		(.41)
Contributions from Affiliates	– 0	–	– 0	–	.00	(e)	.00	(e)	.00	(e)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.16		.30		.86		(.19)		.43		.51		(.03)

Less: Dividends and Distributions

Dividends from net investment income	(.15)		(.32)		(.31)		(.38)		(.42)		(.28)		(.46)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.05)
Return of capital	– 0	–	– 0	–	(.06)		(.03)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.15)		(.32)		(.37)		(.41)		(.42)		(.28)		(.51)

Redemption fee	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(e)	– 0	–
Anti-Dilutive Effect of Share Repurchase Program	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.06

Net asset value, end of period	$ 7.98		$ 7.97		$ 7.99		$ 7.50		$ 8.10		$ 8.09		$ 7.86

Market value, end of period	N/A		N/A		N/A		N/A		N/A		N/A		$7.67

Discount, end of period	N/A		N/A		N/A		N/A		N/A		N/A		(2.42)%
Total Return
Total investment return based on:

Market value	N/A		N/A		N/A		N/A		N/A		N/A		9.71	%(i)

Net asset value(f)	1.99%		3.80%		11.76%		(2.46)%		5.44%		6.66	%†	.70	%(i)

Ratios/Supplemental Data

Net assets, end of period (000,000’s omitted)	$4,192		$4,097		$3,562		$2,222		$1,806		$916		$1,696

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)	.54	%^	.53%		.52%		.83%		.81%		.88	%^	.75%

Expenses, before waivers/reimbursements(g)	.55	%^	.55%		.58%		.91%		.93%		.96	%^	.75%

Net investment income(c)	3.35	%^	3.48%		4.24%		3.98%		5.11%		4.29	%†^	4.57%

Portfolio turnover rate**	118%		246%		270%		105%		42%		14%		34%

See footnote summary on page 117-118.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Six Months Ended April 30, 2021 (unaudited)	November 20, 2019(j) to October 31, 2020

Net asset value, beginning of period	$ 7.97	$ 7.97

Income From Investment Operations

Net investment income(b)(c)	.14	.27

Net realized and unrealized gain on investment and foreign currency transactions	.02	.03 (d)

Net increase in net asset value from operations	.16	.30

Less: Dividends

Dividends from net investment income	(.15)	(.30)

Net asset value, end of period	$ 7.98	$ 7.97

Total Return

Total investment return based on net asset value(f)	2.01%	3.89%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$30,003	$18,492

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)^	.49%	.48%

Expenses, before waivers/reimbursements(g)^	.49%	.48%

Net investment income(c)^	3.40%	3.49%
Portfolio turnover rate**	118%	246%

(a)	Inception date.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(e)	Amount is less than $.005.

(f)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(g)	The expense ratios, excluding interest expense are:

	Six Months Ended April 30, 2021 (unaudited)		Year Ended October 31,				January 1, 2016 to October 31, 2016(h)		Year Ended December 31, 2015
			2020	2019	2018	2017

Class A

Net of waivers/reimbursements	.77	%^	.77%	.77%	.77%	.77%	.88	%^	N/A

Before waivers/reimbursements	.78	%^	.79%	.82%	.85%	.85%	1.09	%^	N/A
Class C

Net of waivers/reimbursements	1.52	%^	1.52%	1.52%	1.52%	1.52%	1.63	%^	N/A

Before waivers/reimbursements	1.53	%^	1.54%	1.57%	1.60%	1.61%	1.87	%^	N/A
Advisor Class

Net of waivers/reimbursements	.52	%^	.52%	.52%	.52%	.54%	.61	%^	.61%

Before waivers/reimbursements	.53	%^	.54%	.57%	.60%	.65%	.69	%^	.61%
Class Z

Net of waivers/reimbursements	.48	%^	.46%	N/A	N/A	N/A	N/A		N/A

Before waivers/reimbursements	.48	%^	.46%	N/A	N/A	N/A	N/A		N/A

(h)	The Predecessor Fund’s fiscal year end was December 31 and the Fund’s fiscal year end is October 31.

(i)

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(j)	Commencement of distributions.

†	For the year ended October 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.003	.04%	.03%

^	Annualized.

**	The Fund accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Scott A. DiMaggio(2), Vice President Gershon M. Distenfeld(2), Vice President Matthew S. Sheridan(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Investment Grade: Core Fixed Income Investment Team. Messrs. DiMaggio, Distenfeld and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Income Fund (the “Fund”) at a meeting held by video conference on November 3-5, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

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expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1- and 3-year periods ended July 31, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that the fee rate for the period reviewed was above the median but that, due to subsequent increases in assets, the Fund had crossed a breakpoint and the effective fee rate was currently equal to the median. The directors took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

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The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels and that the Fund’s net assets were above the first breakpoint level. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoint and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that

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there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing economies of scale.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to April 30, 2021, High Yield Portfolio was named FlexFee High Yield Portfolio.

abfunds.com	AB INCOME FUND | 127

NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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AB INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IF-0152-0421

APR    04.30.21

SEMI-ANNUAL REPORT

AB MUNICIPAL BOND INFLATION STRATEGY

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Municipal Bond Inflation Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 1

SEMI-ANNUAL REPORT

June 9, 2021

This report provides management’s discussion of fund performance for the AB Municipal Bond Inflation Strategy for the semi-annual period ended April 30, 2021.

The Fund’s investment objective is to maximize real after-tax return for investors subject to federal income taxes, without undue risk to principal.

NAV RETURNS AS OF APRIL 30, 2021 (unaudited)

	6 Months	12 Months

AB MUNICIPAL BOND INFLATION STRATEGY

Class 1 Shares[1]	6.21%	15.38%

Class 2 Shares[1]	6.37%	15.60%

Class A Shares	6.19%	15.21%

Class C Shares	5.82%	14.37%

Advisor Class Shares[2]	6.32%	15.59%

Bloomberg Barclays 1-10 Year TIPS Index	3.38%	7.32%

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays 1-10 Year Treasury Inflation-Protected Securities (“TIPS”) Index, for the six- and 12-month periods ended April 30, 2021.

All share classes of the Fund outperformed the benchmark for both periods, before sales charges. The Fund invests primarily in municipal bonds and uses tax-efficient hedges for inflation protection. Over both periods, the Fund’s lower-than-benchmark interest-rate risk contributed, relative to the benchmark, as rates rose. An overweight to tax-exempt bonds versus taxable bonds added to performance. An overweight to municipal credit detracted for the six-month period, but contributed for the 12-month period. The use of Consumer Price Index (“CPI”) swaps, a more tax-efficient way of achieving inflation protection, contributed to returns

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over both periods. Yield-curve positioning detracted for both periods, specifically underweights to the long part of the curve.

The Fund utilized derivatives in the form of CPI swaps for hedging and investment purposes, which added to absolute performance for both periods. Interest rate swaps were utilized for hedging purposes and had no material impact on performance for either period. Credit default swaps were utilized for investment purposes and had no material impact on performance for either period.

MARKET REVIEW AND INVESTMENT STRATEGY

During the six-month period ended April 30, 2021, the US economy moved closer to a full reopening and equity markets continued to rally, while interest rates and inflation expectations rose in anticipation of stronger growth ahead. The yield on the 10-year US Treasury rose 72 basis points (“b.p.”) in 2021, to 1.64% as of April 30, 2021. On the bright side for muni investors is that the 10-year AAA municipal bond yield rose just 28 b.p. to 0.99% in the same period—less than half as much as the 10-year Treasury. Through April, municipals posted positive absolute returns of 0.48%, and higher returns, relative to other fixed-income asset classes, such as US Treasuries and US investment-grade corporates, which both posted negative returns. The two main catalysts behind the municipal market’s outperformance were strong investor demand and generally improving fundamentals among municipal issuers. During the first four months of 2021, investors poured $42 billion into the market, on pace for a new calendar-year record, and marked 12 consecutive months of inflows following the dramatic sell-off in municipals associated with the 2020 pandemic.

Demand for income was very apparent during the quarter, as BBB-rated and high-yield credit spreads compressed—53 b.p. and 71 b.p., respectively—leading to outperformance by those credit indices versus high-grade counterparts. Investor concerns around issuer credit fundamentals were calmed by a combination of much better-than-expected tax revenue collections, as well as a bevy of stimulus for municipal issuers from the federal government. Municipalities benefited from three separate stimulus packages. First, the CARES Act supplied a much needed $347 billion to issuers, and this has since been supplemented by a package passed in late December 2020, which had $167 billion appropriated for various municipal sectors. Finally, the American Rescue Plan Act of 2021 supplied $649 billion for issuers. Public rating agencies reacted to the positive credit trends, evidenced by S&P 500’s removal of several noteworthy negative outlooks on large sectors, including state and local government, school districts, mass transit, airports, toll roads and specific issuers such as the state of Illinois.

The Fund’s Senior Investment Management Team (the “Team”) continues to focus on real after-tax return by investing in municipal bonds that

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generate income exempt from federal income taxes. In seeking to manage volatility and interest-rate risk, the Team focuses on intermediate-term bonds and seeks to provide inflation protection by entering into inflation swap agreements or investing in other inflation-protected instruments.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of April 30, 2021, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 2.34% and 0.00%, respectively.

INVESTMENT POLICIES

The Fund seeks real after-tax return for investors subject to federal income taxes. Real return is the rate of return after adjusting for inflation. The Fund pursues its objective by investing principally in high-quality, predominantly investment-grade, municipal securities that pay interest exempt from federal taxation. As a fundamental policy, the Fund will invest at least 80% of its net assets in municipal securities. These securities may be subject to the federal alternative minimum tax for some taxpayers.

The Fund will invest at least 80% of its total assets in fixed-income securities rated A or better or the equivalent by one or more national rating agencies or deemed to be of comparable credit quality by the Adviser. In deciding whether to take direct or indirect exposure, the Fund may invest up to 20% of its total assets in fixed-income securities rated BB or B or the equivalent by one or more national rating agencies (or deemed to be of comparable credit quality by the Adviser), which are not investment grade (“junk bonds”). If the rating of a fixed-income security falls below investment-grade, the Fund will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances.

The Fund may invest in fixed-income securities with any maturity and duration.

(continued on next page)

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To provide inflation protection, the Fund will typically enter into inflation swaps. The Fund may use other inflation-indexed instruments. Payments to the Fund pursuant to swaps will result in taxable income, either ordinary income or capital gains, rather than income exempt from federal income taxation. It is expected that the Fund’s primary use of derivatives will be for the purpose of inflation protection.

The Fund may also invest in forward commitments; zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities; certain types of mortgage-related securities; and derivatives, such as options, futures contracts, forwards and swaps.

The Fund may utilize leverage for investment purposes through the use of tender option bond (“TOB”) transactions. The Adviser considers the impact of TOB transactions, swaps and other derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays 1-10 Year TIPS Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the US Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund is vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may

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DISCLOSURES AND RISKS (continued)

continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the US federal income tax treatment of certain types of municipal securities.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Leverage Risk: To the extent the Fund uses leveraging techniques, such as TOB transactions, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk

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DISCLOSURES AND RISKS (continued)

may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. For Class 1 shares, go to www.bernstein.com and click on “Investments”, found in the footer, then “Mutual Fund Information—Mutual Fund Performance at a Glance.”

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Class 1 and 2 shares do not carry sales charges. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS 1 SHARES[2]			0.45%

1 Year	15.38%	15.38%

5 Years	3.24%	3.24%

10 Years	2.50%	2.50%

CLASS 2 SHARES[2]			0.55%

1 Year	15.60%	15.60%

5 Years	3.36%	3.36%

10 Years	2.60%	2.60%

CLASS A SHARES			0.28%

1 Year	15.21%	11.71%

5 Years	3.09%	2.46%

10 Years	2.32%	2.00%

CLASS C SHARES			-0.45%

1 Year	14.37%	13.37%

5 Years	2.32%	2.32%

10 Years[3]	1.58%	1.58%

ADVISOR CLASS SHARES[4]			0.53%

1 Year	15.59%	15.59%

5 Years	3.36%	3.36%

10 Years	2.60%	2.60%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.67%, 0.57%, 0.85%, 1.61% and 0.60% for Class 1, Class 2, Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios, exclusive of extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, to 0.60%, 0.50%, 0.75%, 1.50% and 0.50% for Class 1, Class 2, Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to January 31, 2022 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2021.

2

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

3	Assumes conversion of Class C shares into Class A shares after 10 years.

4

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS 1 SHARES[1]

1 Year	13.96%

5 Years	3.16%

10 Years	2.55%

CLASS 2 SHARES[1]

1 Year	14.07%

5 Years	3.26%

10 Years	2.65%

CLASS A SHARES

1 Year	10.36%

5 Years	2.38%

10 Years	2.08%

CLASS C SHARES

1 Year	11.94%

5 Years	2.25%

10 Years[2]	1.63%

ADVISOR CLASS SHARES[3]

1 Year	14.18%

5 Years	3.27%

10 Years	2.66%

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2	Assumes conversion of Class C shares into Class A shares after 10 years.

3

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,061.90	$3.83	0.75%
Hypothetical**	$1,000	$1,021.08	$3.76	0.75%
Class C
Actual	$1,000	$1,058.20	$7.65	1.50%
Hypothetical**	$1,000	$1,017.36	$7.50	1.50%
Advisor Class
Actual	$1,000	$1,063.20	$2.56	0.50%
Hypothetical**	$1,000	$1,022.32	$2.51	0.50%
Class 1
Actual	$1,000	$1,062.10	$3.07	0.60%
Hypothetical**	$1,000	$1,021.82	$3.01	0.60%
Class 2
Actual	$1,000	$1,063.70	$2.56	0.50%
Hypothetical**	$1,000	$1,022.32	$2.51	0.50%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

April 30, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,261.9

1

All data are as of April 30, 2021. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

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PORTFOLIO OF INVESTMENTS

April 30, 2021 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 96.6%
Long-Term Municipal Bonds – 93.1%
Alabama – 1.6%
Alabama Special Care Facilities Financing Authority-Birmingham AL (Children’s Hospital of Alabama Obligated Group (The)) Series 2015 5.00%, 06/01/2028	$3,905	$4,547,479
Infirmary Health System Special Care Facilities Financing Authority of Mobile (Infirmary Health System Obligated Group) Series 2016A 5.00%, 02/01/2025	2,110	2,438,490
Special Care Facilities Financing Authority of the City of Pell City Alabama (Noland Obligated Group) Series 2016A 5.00%, 12/01/2031	11,235	11,484,410
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 4.50%, 05/01/2032(a)	1,580	1,802,708

		20,273,087

American Samoa – 0.2%
American Samoa Economic Development Authority (Territory of American Samoa) 6.50%, 09/01/2028(a)	295	355,190
7.125%, 09/01/2038(a)	280	346,939
Series 2015A 6.625%, 09/01/2035	1,335	1,537,077

		2,239,206

Arizona – 2.7%
Arizona Industrial Development Authority (Equitable School Revolving Fund LLC Obligated Group) 4.00%, 11/01/2030	935	1,144,567
5.00%, 11/01/2031-11/01/2033	2,350	3,054,209
Arizona State University (Arizona State University COP) Series 2013A 5.00%, 09/01/2021-09/01/2022	7,260	7,533,302

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Phoenix Civic Improvement Corp. Series 2011 5.00%, 07/01/2026	$3,330	$3,355,395
City of Phoenix Civic Improvement Corp. (Phoenix Sky Harbor International Airport) Series 2017A 5.00%, 07/01/2029	3,945	4,834,875
Salt River Project Agricultural Improvement & Power District 5.00%, 01/01/2029(b)	2,750	3,517,010
Series 2011A 5.00%, 12/01/2024	3,140	3,227,678
State of Arizona Lottery Revenue 5.00%, 07/01/2028	5,000	6,451,921
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/2023(a)	510	510,196

		33,629,153

California – 5.0%
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021A 4.00%, 08/01/2047(a)	3,315	3,550,896
California Housing Finance Series 2021-1, Class A 3.50%, 11/20/2035	999	1,161,357
California Pollution Control Financing Authority (Rialto Bioenergy Facility LLC) 7.50%, 12/01/2040(a)	250	259,012
California State Public Works Board (California State Public Works Board Lease) Series 2021A 5.00%, 02/01/2023(b)	10,000	10,598,567
City of Los Angeles Department of Airports 5.00%, 05/15/2039	1,000	1,242,275
Series 2021A 5.00%, 05/15/2037	4,000	5,215,827
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) 3.50%, 10/01/2046(a)	2,000	2,063,465

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Golden State Tobacco Securitization Corp. Series 2018A 3.50%, 06/01/2036	$1,580	$1,608,094
Los Angeles Unified School District/CA Series 2020A 5.00%, 07/01/2027	6,935	8,768,106
State of California 5.00%, 09/01/2023(b)	6,000	6,564,442
5.00%, 11/01/2030	10,870	14,713,179
Series 2014 5.00%, 08/01/2022-05/01/2025	4,250	4,744,674
University of California Series 2022S 5.00%, 05/15/2036(b)	2,000	2,603,190

		63,093,084

Colorado – 4.1%
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/2029(a)	1,510	1,608,682
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2012A 5.00%, 11/15/2024-11/15/2025	13,395	14,367,191
Series 2018A 5.00%, 12/01/2028-12/01/2029	16,555	21,088,958
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 08/01/2032-08/01/2033	2,890	3,663,474
Colorado Health Facilities Authority (Sanford Obligated Group) Series 2019A 5.00%, 11/01/2033	1,525	1,973,365
Denver City & County School District No. 1 Series 2014B 5.00%, 12/01/2023	4,730	5,309,681
Denver Urban Renewal Authority (Stapleton Development Corp.) Series 2013A 5.00%, 12/01/2022	1,640	1,732,957
Sterling Ranch Community Authority Board (Sterling Ranch Colorado Metropolitan District No. 2) Series 2020A 3.75%, 12/01/2040	1,050	1,148,628

16 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Vauxmont Metropolitan District AGM 5.00%, 12/15/2024	$260	$299,900

		51,192,836

Connecticut – 3.8%
City of New Haven CT Series 2018A 5.50%, 08/01/2035	1,920	2,380,149
Connecticut State Health & Educational Facilities Authority (Yale University) 1.10%, 07/01/2048	10,105	10,264,544
State of Connecticut Series 2013A 5.00%, 10/15/2024	5,035	5,617,526
Series 2014A 5.00%, 03/01/2028	2,230	2,510,910
Series 2014F 5.00%, 11/15/2026	1,275	1,475,037
Series 2015B 5.00%, 06/15/2025-06/15/2028	7,170	8,490,477
Series 2016A 5.00%, 03/15/2032	2,160	2,572,712
Series 2018B 5.00%, 04/15/2028	1,440	1,848,001
State of Connecticut Clean Water Fund – State Revolving Fund Series 2013A 5.00%, 03/01/2024	4,360	4,746,903
State of Connecticut Special Tax Revenue 5.00%, 05/01/2035-05/01/2040	6,000	7,740,536

		47,646,795

District of Columbia – 0.8%
Metropolitan Washington Airports Authority Series 2018A 5.00%, 10/01/2025(c)	5,500	6,546,574
5.00%, 10/01/2026	3,065	3,755,090

		10,301,664

Florida – 7.2%
Capital Trust Agency, Inc. (Franklin Academy Palm Beach Gardens/Franklin Academy Pembroke Pines K-12) 4.00%, 12/15/2025(a)	300	326,452
Central Florida Expressway Authority Series 2019B 5.00%, 07/01/2032	6,000	7,797,613
5.00%, 07/01/2034(c)	7,255	9,355,930

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Citizens Property Insurance, Inc. Series 2012A 5.00%, 06/01/2022	$7,315	$7,699,192
City of Jacksonville FL Series 2012A 5.00%, 10/01/2023 (Pre-refunded/ETM)(c)	6,140	6,557,876
5.00%, 10/01/2026 (Pre-refunded/ETM)	4,050	4,325,634
City of South Miami Health Facilities Authority, Inc. (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 08/15/2025	4,500	5,332,626
City of Tampa FL Water & Wastewater System Revenue Series 2011 5.00%, 10/01/2026 (Pre-refunded/ETM)	1,565	1,596,363
County of Broward FL Airport System Revenue Series 2019C 2.384%, 10/01/2026	2,600	2,739,300
County of Miami-Dade FL Series 2012A 5.00%, 10/01/2023 (Pre-refunded/ETM)	1,500	1,603,191
County of Miami-Dade FL (County of Miami-Dade FL Non-Ad Valorem) Series 2015A 5.00%, 06/01/2023-06/01/2027	18,500	21,105,062
County of Osceola FL Transportation Revenue Series 2020A Zero Coupon, 10/01/2030-10/01/2034	595	447,840
Florida Municipal Power Agency 1.425%, 10/01/2026	500	501,102
Series 2011B 5.00%, 10/01/2023	2,890	2,947,185
Series 2015B 5.00%, 10/01/2023	1,500	1,671,720
Greater Orlando Aviation Authority Series 2017A 5.00%, 10/01/2029-10/01/2033	8,420	10,320,111
Mid-Bay Bridge Authority Series 2015A 5.00%, 10/01/2028	1,000	1,164,692

18 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Palm Beach County Health Facilities Authority (Federation CCRC Operations Corp. Obligated Group) 2.625%, 06/01/2025	$375	$380,004
Polk County Industrial Development Authority (Mineral Development LLC) 5.875%, 01/01/2033(a)	1,000	1,062,121
State Board of Administration Finance Corp. Series 2020A 1.258%, 07/01/2025	2,205	2,225,532
1.705%, 07/01/2027	1,515	1,528,494

		90,688,040

Georgia – 2.4%
Augusta Development Authority (AU Health System Obligated Group) Series 2018 5.00%, 07/01/2034-07/01/2035	9,555	11,080,526
Cobb County Kennestone Hospital Authority (WellStar Health System Obligated Group) 5.00%, 04/01/2025	1,650	1,935,535
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018A 4.00%, 04/01/2048	9,370	10,113,868
Series 2018C 4.00%, 08/01/2048	6,850	7,444,041

		30,573,970

Guam – 0.4%
Territory of Guam 5.00%, 11/15/2031	155	173,077
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015D 5.00%, 11/15/2023-11/15/2031	3,970	4,486,243

		4,659,320

Illinois – 6.1%
Chicago Board of Education Series 2018A 5.00%, 12/01/2027	1,200	1,446,719
Series 2018C 5.00%, 12/01/2021	3,165	3,248,744
Series 2019A 5.00%, 12/01/2029-12/01/2030	525	650,693

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2019B 5.00%, 12/01/2030-12/01/2033	$500	$615,817
Chicago Housing Authority Series 2018A 5.00%, 01/01/2034-01/01/2038	3,500	4,180,918
5.00%, 01/01/2037(c)	5,260	6,258,323
Chicago O’Hare International Airport Series 2015B 5.00%, 01/01/2029	5,000	5,792,803
Series 2016C 5.00%, 01/01/2033	5,000	5,936,108
Series 2017B 5.00%, 01/01/2035	1,475	1,783,636
Chicago O’Hare International Airport (Chicago O’Hare International Airport Customer Facility Charge) Series 2013 5.25%, 01/01/2023	2,500	2,673,419
5.50%, 01/01/2025	2,250	2,425,240
Illinois Finance Authority (Ascension Health Credit Group) Series 2016C 5.00%, 02/15/2024	1,630	1,846,283
Illinois Finance Authority (Illinois Institute of Technology) 5.00%, 09/01/2022-09/01/2034	800	962,855
Illinois Finance Authority (University of Chicago (The)) Series 2021A 5.00%, 10/01/2035-10/01/2036(b)	2,900	4,101,429
Illinois State Toll Highway Authority Series 2020A 5.00%, 01/01/2040	1,080	1,390,806
State of Illinois Series 2013 5.00%, 07/01/2023	1,670	1,829,218
Series 2014 5.00%, 05/01/2030	4,180	4,621,020
Series 2017B 5.00%, 12/01/2024	5,050	5,801,801
Series 2017D 5.00%, 11/01/2021-11/01/2027	14,515	16,157,049
Series 2018A 5.00%, 10/01/2023	2,785	3,078,960
Series 2018B 5.00%, 10/01/2023	1,730	1,912,603

		76,714,444

20 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Indiana – 0.3%
Indiana Finance Authority (RES Polyflow Indiana LLC) 7.00%, 03/01/2039(a)	$2,380	$2,239,940
Indiana Municipal Power Agency Series 2011A 5.00%, 01/01/2023 (Pre-refunded/ETM)	2,105	2,121,186

		4,361,126

Iowa – 1.2%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) Series 2013B 5.25%, 12/01/2050	2,250	2,486,531
Iowa Higher Education Loan Authority (Simpson College) 5.25%, 11/01/2040	2,275	2,494,954
Iowa Tobacco Settlement Authority Series 2021A 4.00%, 06/01/2034-06/01/2040	3,515	4,167,923
5.00%, 06/01/2031	900	1,196,488
Series 2021B 4.00%, 06/01/2049	2,000	2,294,487
PEFA, Inc. (Goldman Sachs Group, Inc. (The)) 5.00%, 09/01/2049	2,360	2,858,058

		15,498,441

Kentucky – 3.8%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) 5.00%, 02/01/2026-02/01/2031	650	764,626
Kentucky Municipal Power Agency NATL Series 2015A 5.00%, 09/01/2022-09/01/2023	4,875	5,237,099
Kentucky Public Energy Authority (BP PLC) Series 2020A 4.00%, 12/01/2050	7,260	8,384,306
Kentucky Public Energy Authority (Morgan Stanley) Series 2018C 2.40% (CPI + 1.05%), 12/01/2049(d)	20,000	20,696,670
Series 2019C 4.00%, 02/01/2050	9,015	10,628,488

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Kentucky Turnpike Authority Series 2012A 5.00%, 07/01/2025 (Pre-refunded/ETM)	$2,275	$2,403,741

		48,114,930

Louisiana – 1.1%
Jefferson Sales Tax District AGM Series 2017B 5.00%, 12/01/2034	1,800	2,251,167
Parish of St. James LA (NuStar Logistics LP) 5.85%, 08/01/2041(a)	340	387,683
6.10%, 06/01/2038-12/01/2040(a)	845	1,072,513
State of Louisiana Gasoline & Fuels Tax Revenue Series 2012A 5.00%, 05/01/2027 (Pre-refunded/ETM)	2,860	2,997,106
5.00%, 05/01/2027(c)	6,225	6,537,534

		13,246,003

Maryland – 1.2%
County of Montgomery MD Series 2019A 5.00%, 11/01/2026(c)	5,925	7,365,664
Maryland Health & Higher Educational Facilities Authority (Stevenson University, Inc.) 4.00%, 06/01/2039	500	568,160
State of Maryland Series 2017B 5.00%, 08/01/2024(c)	5,790	6,681,613

		14,615,437

Massachusetts – 3.1%
Commonwealth of Massachusetts Series 2020B 5.00%, 07/01/2024	7,380	8,479,849
Massachusetts Clean Water Trust (The) (Massachusetts Water Pollution Abatement Trust (The) SRF) Series 2006 2.165% (CPI + 0.99%), 08/01/2022-08/01/2023(d)	5,515	5,665,174
Massachusetts Development Finance Agency (Broad Institute, Inc. (The)) Series 2017 5.00%, 04/01/2028	1,655	2,090,266

22 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Massachusetts Port Authority Series 2021E 5.00%, 07/01/2037-07/01/2039	$11,280	$14,652,993
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012A 5.00%, 08/15/2023	2,475	2,628,169
Metropolitan Boston Transit Parking Corp. Series 2011 5.00%, 07/01/2022-07/01/2025	5,025	5,063,639

		38,580,090

Michigan – 2.7%
City of Detroit MI 5.00%, 04/01/2035-04/01/2036	1,055	1,236,288
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) Series 2012A 5.00%, 07/01/2021	3,750	3,778,288
Michigan Finance Authority (City of Detroit MI) Series 2016C 5.00%, 04/01/2026-04/01/2027	2,735	3,326,862
Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) AGM Series 2014D2 5.00%, 07/01/2024	10,545	12,051,888
Michigan Finance Authority (Henry Ford Health System Obligated Group) Series 2016 5.00%, 11/15/2031	1,785	2,159,395
Michigan Strategic Fund (Michigan Strategic Fund - I 75 Improvement Project) Series 2018 5.00%, 12/31/2028-06/30/2029	9,090	11,547,271

		34,099,992

Minnesota – 0.0%
City of Minneapolis MN/St. Paul Housing & Redevelopment Authority (Allina Health Obligated Group) NATL 0.09%, 08/01/2028(e)	75	72,844

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Mississippi – 0.1%
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Care Obligated Group) Series 2016A 5.00%, 09/01/2036	$1,500	$1,725,201

Missouri – 0.2%
Howard Bend Levee District XLCA 5.75%, 03/01/2025-03/01/2027	255	288,482
Lee’s Summit Industrial Development Authority (John Knox Village Obligated Group) Series 2016A 5.00%, 08/15/2036	1,675	1,834,686

		2,123,168

Montana – 0.3%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 02/15/2031-02/15/2033	3,275	3,900,468

Nebraska – 1.3%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2018 5.00%, 03/01/2050	15,000	16,694,244

Nevada – 0.7%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019A 2.50%, 06/15/2024(a)	465	470,204
State of Nevada Department of Business & Industry 0.50%, 01/01/2050 (Pre-refunded/ETM)(a)	1,000	1,000,173
Tahoe-Douglas Visitors Authority 4.00%, 07/01/2027	1,200	1,351,074
5.00%, 07/01/2029-07/01/2035	5,465	6,532,975

		9,354,426

New Hampshire – 0.1%
New Hampshire Business Finance Authority Series 20201 4.125%, 01/20/2034	1,529	1,802,062

24 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey – 8.8%
Federal Home Loan Mortgage Corp. Enhanced Receipt Series 2019F 3.87%, 11/15/2035(a)(f)	$12,363	$13,232,698
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2014P 5.00%, 06/15/2029	1,150	1,300,018
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/2026-10/01/2027	3,810	4,555,407
New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 5.25%, 09/15/2029	1,365	1,448,364
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2029	4,390	5,235,388
Series 2018A 5.00%, 06/15/2028-06/15/2029	21,670	25,871,746
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2012A 5.00%, 06/15/2021	10,000	10,054,027
Series 2014C 5.25%, 06/15/2032	2,960	3,415,252
Series 2020A 5.00%, 06/15/2036	1,140	1,453,435
New Jersey Turnpike Authority Series 2013A 5.00%, 01/01/2023 (Pre-refunded/ETM)	1,600	1,729,592
5.00%, 01/01/2023	200	215,537
Series 2014A 5.00%, 01/01/2028	4,785	5,455,803
Series 2014C 5.00%, 01/01/2023	1,590	1,713,521

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2017A 5.00%, 01/01/2033	$7,300	$8,840,583
Series 2020D 5.00%, 01/01/2028	4,375	5,325,617
Series 2021B 0.897%, 01/01/2025	1,000	999,584
1.713%, 01/01/2029	1,350	1,325,055
State of New Jersey 5.00%, 06/01/2029	10,000	13,023,138
Tobacco Settlement Financing Corp./NJ Series 2018A 5.00%, 06/01/2030	4,750	5,934,243

		111,129,008

New York – 9.1%
City of New York NY Series 2011A 5.00%, 08/01/2023 (Pre-refunded/ETM)	1,030	1,042,242
5.00%, 08/01/2023	3,220	3,258,198
Series 2014J 5.00%, 08/01/2021	6,100	6,172,198
Series 2020B 5.00%, 11/01/2027	3,000	3,784,474
Series 2020C 5.00%, 08/01/2033	3,645	4,769,137
Series 2021D 1.396%, 08/01/2027	3,150	3,113,532
1.623%, 08/01/2028	2,500	2,462,992
Series 2021F 5.00%, 06/01/2044	2,500	2,942,082
Metropolitan Transportation Authority 4.00%, 11/15/2026	1,000	1,174,758
5.00%, 11/15/2028	4,000	5,101,318
Series 2012C 5.00%, 11/15/2024 (Pre-refunded/ETM)	4,065	4,369,553
5.00%, 11/15/2025 (Pre-refunded/ETM)	5,000	5,374,604
Series 2012F 5.00%, 11/15/2026	3,635	3,872,731
Series 2013A 5.00%, 11/15/2026 (Pre-refunded/ETM)	2,300	2,527,563
Series 2013E 5.00%, 11/15/2025 (Pre-refunded/ETM)	8,510	9,558,997
Series 2016A 5.00%, 11/15/2024	1,130	1,311,201
Series 2016B 5.00%, 11/15/2027	1,370	1,670,654
Series 2017B 5.00%, 11/15/2023-11/15/2026	3,600	4,239,498

26 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2017C 5.00%, 11/15/2026-11/15/2028	$4,020	$5,015,784
New York City Municipal Water Finance Authority Series 2011HH 5.00%, 06/15/2026	3,875	3,896,704
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2012B 5.00%, 11/01/2026(c)	6,830	7,320,414
Series 2021 5.00%, 11/01/2031	1,000	1,350,030
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2014A 5.00%, 02/15/2028(c)	6,565	7,400,874
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2011 5.00%, 06/15/2025	3,000	3,016,666
New York Transportation Development Corp. (Delta Air Lines, Inc.) 4.00%, 10/01/2030	1,500	1,772,180
Series 2018 5.00%, 01/01/2027-01/01/2029	9,255	11,328,357
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016A 5.00%, 07/01/2046	345	388,412
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021A 2.00%, 05/15/2045(b)	2,945	3,150,769
2.591%, 05/15/2036(b)	2,000	1,983,561
2.917%, 05/15/2040(b)	1,000	997,327

		114,366,810

North Carolina – 0.6%
State of North Carolina (State of North Carolina Fed Hwy Grant) Series 2015 5.00%, 03/01/2026	6,710	7,831,939

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

North Dakota – 0.1%
County of Grand Forks ND 6.375%, 12/15/2043	$1,000	$913,643

Ohio – 2.9%
American Municipal Power, Inc. Series 2016A 5.00%, 02/15/2036	5,000	5,928,774
Buckeye Tobacco Settlement Financing Authority 1.85%, 06/01/2029	2,955	2,953,547
Series 2020A 4.00%, 06/01/2039	1,000	1,166,120
City of Chillicothe OH (Adena Health System Obligated Group) Series 2017 5.00%, 12/01/2037	3,385	4,093,059
City of Cleveland OH Airport System Revenue AGM Series 2016B 5.00%, 01/01/2023-01/01/2024	2,585	2,831,889
City of Cleveland OH Income Tax Revenue Series 2017B-1 5.00%, 10/01/2027-10/01/2030	7,585	9,464,713
Series 2017B-2 5.00%, 10/01/2029	1,485	1,855,836
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2037	5,600	6,545,257
Ohio Air Quality Development Authority (Energy Harbor Nuclear Generation LLC) Series 2009A 4.375%, 06/01/2033	235	241,857
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016A 4.375%, 06/01/2033	420	432,255
Series 2016B 4.375%, 06/01/2033	825	849,072

		36,362,379

Oklahoma – 0.0%
Oklahoma Development Finance Authority (Gilcrease Expressway West) 1.625%, 07/06/2023	500	502,536

28 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Oregon – 0.6%
Deschutes County Hospital Facilities Authority (St. Charles Health System, Inc.) Series 2016A 4.00%, 01/01/2033	$1,000	$1,100,307
Tri-County Metropolitan Transportation District of Oregon Series 2011A 5.00%, 10/01/2025 (Pre-refunded/ETM)	4,605	4,696,322
Series 2018A 5.00%, 10/01/2029	1,910	2,386,967

		8,183,596

Other – 0.3%
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates 2.65%, 06/15/2036(a)	3,845	4,109,352

Pennsylvania – 4.8%
Bucks County Industrial Development Authority (Grand View Hospital/Sellersville PA Obligated Group) 5.00%, 07/01/2032-07/01/2035	4,500	5,581,147
City of Philadelphia PA Series 2017 5.00%, 08/01/2028	12,990	16,263,789
City of Philadelphia PA Water & Wastewater Revenue Series 2017A 5.00%, 10/01/2032-10/01/2033	2,135	2,664,534
Montgomery County Higher Education and Health Authority (Thomas Jefferson University Obligated Group) Series 2018 5.00%, 09/01/2034	1,500	1,877,189
Moon Industrial Development Authority (Baptist Homes Society) Series 2015 5.125%, 07/01/2025	2,060	2,215,658
Pennsylvania Higher Educational Facilities Authority (University of Pennsylvania Health System Obligated Group (The)) 4.00%, 08/15/2042(b)	2,000	2,272,059

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 29

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Pennsylvania Turnpike Commission Series 2017B 5.00%, 06/01/2034-06/01/2036	$7,580	$9,218,936
Series 2017S 5.00%, 12/01/2028-12/01/2029	3,005	3,784,688
Series 2019 5.00%, 12/01/2023	4,250	4,782,582
School District of Philadelphia (The) Series 2016F 5.00%, 09/01/2034	5,000	6,021,803
State Public School Building Authority Series 2012 5.00%, 04/01/2023 (Pre-refunded/ETM)	2,400	2,506,743
5.00%, 04/01/2026 (Pre-refunded/ETM)	2,750	2,872,309

		60,061,437

Puerto Rico – 0.5%
Puerto Rico Electric Power Authority AGM Series 2007V 5.25%, 07/01/2031	970	1,158,222
NATL Series 2007V 5.25%, 07/01/2029-07/01/2035	320	356,649
Puerto Rico Highway & Transportation Authority AGC Series 2007N 5.25%, 07/01/2034-07/01/2036	2,105	2,578,235
AGC Series 2005L 5.25%, 07/01/2041	790	980,247
AGM Series 2007C 5.25%, 07/01/2036	100	122,894
NATL Series 2007N 5.25%, 07/01/2032	205	228,928
Puerto Rico Public Buildings Authority (Commonwealth of Puerto Rico) NATL Series 2007 6.00%, 07/01/2025	100	112,372
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 07/01/2024	1,144	1,083,700

		6,621,247

South Carolina – 1.0%
Renewable Water Resources Series 2012 5.00%, 01/01/2024 (Pre-refunded/ETM)	2,570	2,653,026

30 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

South Carolina Public Service Authority Series 2016A 5.00%, 12/01/2034-12/01/2036	$2,535	$3,031,337
Series 2016B 5.00%, 12/01/2037	5,040	6,102,533
Series 2016C 5.00%, 12/01/2035	930	1,129,507

		12,916,403

Tennessee – 0.3%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016A 5.00%, 12/01/2035(a)	1,410	1,414,024
Metropolitan Government of Nashville & Davidson County TN Series 2012 5.00%, 07/01/2023 (Pre-refunded/ETM)	2,385	2,519,692

		3,933,716

Texas – 6.0%
Birdville Independent School District Series 2015B 5.00%, 02/15/2022	3,825	3,971,813
Central Texas Regional Mobility Authority Series 2021B 5.00%, 01/01/2030-01/01/2039	7,400	9,612,426
Series 2021C 5.00%, 01/01/2027	5,000	5,936,641
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 07/01/2029	2,465	2,693,233
City of Houston TX Combined Utility System Revenue Series 2014C 5.00%, 05/15/2024	1,100	1,257,530
Series 2020C 5.00%, 11/15/2022	4,330	4,653,712
City of San Antonio TX Electric & Gas Systems Revenue Series 2021A 5.00%, 02/01/2038-02/01/2040	6,220	8,124,435
Dallas Area Rapid Transit (Dallas Area Rapid Transit Sales Tax) Series 2020B 5.00%, 12/01/2021-12/01/2023	6,425	7,045,566

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 31

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Lewisville Independent School District 5.00%, 08/15/2023-08/15/2024	$4,725	$5,349,614
New Hope Cultural Education Facilities Finance Corp. (Westminster Manor) Series 2016 5.00%, 11/01/2031	1,000	1,129,897
North Texas Tollway Authority Series 2011D 5.25%, 09/01/2026 (Pre-refunded/ETM)	3,625	3,685,160
North Texas Tollway Authority (North Texas Tollway System) Series 2017A 5.00%, 01/01/2038	3,000	3,201,768
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) 3.625%, 01/01/2035(a)	240	248,356
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2015I 5.25%, 11/15/2035(g)(h)	900	407,250
Tarrant County Cultural Education Facilities Finance Corp. (CHRISTUS Health Obligated Group) Series 2018A 5.00%, 07/01/2030-07/01/2031	13,405	16,950,591
Tarrant County Cultural Education Facilities Finance Corp. (Edgemere Retirement Senior Quality Lifestyles Corp.) Series 2015A 5.00%, 11/15/2025	1,105	1,117,894

		75,385,886

Virginia – 0.1%
Fairfax County Economic Development Authority (County of Fairfax VA Lease) 5.00%, 08/01/2022-08/01/2033	1,255	1,563,269

Washington – 4.7%
Central Puget Sound Regional Transit Authority Series 2012P 5.00%, 02/01/2023-02/01/2025	7,815	8,093,214

32 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Chelan County Public Utility District No. 1 Series 2011B 5.50%, 07/01/2025	$3,305	$3,331,744
City of Seattle WA Water System Revenue Series 2017 5.00%, 08/01/2023	4,020	4,453,576
Port of Seattle WA 5.00%, 04/01/2033-04/01/2034	3,000	3,763,496
Series 2013 5.00%, 07/01/2024	4,820	5,283,918
State of Washington Series 2015R 5.00%, 07/01/2026(c)	13,325	15,564,480
Series 2021R 5.00%, 08/01/2022(b)	15,880	16,847,357
Washington State Convention Center Public Facilities District (Washington State Convention Center Public Facilities District Hotel Occupancy Tax) 4.00%, 07/01/2031	1,600	1,822,659

		59,160,444

West Virginia – 0.2%
Tobacco Settlement Finance Authority/WV 4.875%, 06/01/2049	2,600	2,691,040
West Virginia Economic Development Authority (Arch Resources, Inc.) 4.125%, 07/01/2045	265	271,822

		2,962,862

Wisconsin – 2.7%
State of Wisconsin Series 20212 5.00%, 05/01/2026-05/01/2029	11,850	15,048,731
UMA Education, Inc. 5.00%, 10/01/2022-10/01/2029(a)	2,535	2,975,933
Wisconsin Department of Transportation Series 20131 5.00%, 07/01/2023(c)	5,500	6,072,053
5.00%, 07/01/2024 (Pre-refunded/ETM)	2,480	2,737,376
5.00%, 07/01/2024	4,020	4,434,434
Wisconsin Public Finance Authority (Appalachian Regional Healthcare System Obligated Group) 5.00%, 07/01/2035-07/01/2040	1,975	2,506,628

		33,775,155

Total Long-Term Municipal Bonds (cost $1,114,086,864)		1,174,979,713

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 33

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Short-Term Municipal Notes – 3.5%
Colorado – 0.3%
State of Colorado 4.00%, 06/25/2021	$4,320	$4,344,387

Pennsylvania – 0.9%
School District of Philadelphia (The) Series 2020A 4.00%, 06/30/2021	11,335	11,404,593

South Carolina – 1.4%
Beaufort County School District/SC 3.00%, 06/30/2021	6,565	6,595,024
Series 2021A 5.00%, 03/01/2022(b)	7,355	7,649,496
South Carolina Association of Governmental Organizations (South Carolina Association of Governmental Organizations COP) Series 2021A 3.00%, 03/01/2022(b)	2,960	3,028,383

		17,272,903

Texas – 0.9%
City of Houston TX 3.00%, 06/30/2021	1,500	1,506,739
State of Texas 4.00%, 08/26/2021	9,295	9,409,324

		10,916,063

Total Short-Term Municipal Notes (cost $43,932,763)		43,937,946

Total Municipal Obligations (cost $1,158,019,627)		1,218,917,659

GOVERNMENTS - TREASURIES – 0.4%
United States – 0.4%
U.S. Treasury Notes 2.625%, 02/15/2029(c) (cost $4,999,184)	5,000	5,443,750

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.2%
Risk Share Floating Rate – 0.2%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.359% (LIBOR 1 Month + 4.25%), 11/25/2023(d)	160	162,998

34 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2014-DN3, Class M3 4.106% (LIBOR 1 Month + 4.00%), 08/25/2024(d)	$79	$81,090
Series 2014-HQ2, Class M3 3.856% (LIBOR 1 Month + 3.75%), 09/25/2024(d)	196	201,702
Series 2016-DNA4, Class M3 3.906% (LIBOR 1 Month + 3.80%), 03/25/2029(d)	236	245,574
Series 2017-DNA3, Class M2 2.606% (LIBOR 1 Month + 2.50%), 03/25/2030(d)	270	276,122
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2 3.006% (LIBOR 1 Month + 2.90%), 07/25/2024(d)	136	137,540
Series 2015-C02, Class 1M2 4.106% (LIBOR 1 Month + 4.00%), 05/25/2025(d)	120	121,896
Series 2016-C03, Class 2M2 6.006% (LIBOR 1 Month + 5.90%), 10/25/2028(d)	176	186,578
Series 2017-C01, Class 1M2 3.656% (LIBOR 1 Month + 3.55%), 07/25/2029(d)	311	321,087
Series 2017-C02, Class 2M2 3.756% (LIBOR 1 Month + 3.65%), 09/25/2029(d)	148	153,532
Series 2017-C03, Class 1M2 3.106% (LIBOR 1 Month + 3.00%), 10/25/2029(d)	449	461,185

Total Collateralized Mortgage Obligations (cost $2,202,551)		2,349,304

CORPORATES - NON-INVESTMENT GRADE – 0.2%
Industrial – 0.2%
Transportation - Airlines – 0.2%
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2026(a)	650	682,519
5.75%, 04/20/2029(a)	575	616,337

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 35

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

United Airlines, Inc. 4.375%, 04/15/2026(a)	$600	$622,518
4.625%, 04/15/2029(a)	275	285,621

Total Corporates - Non-Investment Grade (cost $2,100,000)		2,206,995

CORPORATES - INVESTMENT GRADE – 0.2%
Industrial – 0.2%
Consumer Non-Cyclical – 0.2%
Baylor Scott & White Holdings Series 2021 0.827%, 11/15/2025	1,000	978,200
1.777%, 11/15/2030	1,000	961,130

Total Corporates – Investment Grade (cost $2,000,000)		1,939,330

	Shares
SHORT-TERM INVESTMENTS – 6.8%
Investment Companies – 4.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio - Class AB, 0.01%(i)(j)(k) (cost $55,581,028)	55,581,028	55,581,028

	Principal Amount (000)
U.S. Treasury Bills – 2.0%
U.S. Treasury Bill Zero Coupon, 06/17/2021 (cost $24,999,725)	$25,000	24,999,688

Commercial Paper – 0.4%
City of San Antonio TX Series A 0.14%, 10/19/2021 (cost $5,600,000)	5,600	5,600,000

Total Short-Term Investments (cost $86,180,753)		86,180,716

Total Investments – 104.4% (cost $1,255,502,115)		1,317,037,754
Other assets less liabilities – (4.4)%		(55,108,336)

Net Assets – 100.0%		$1,261,929,418

36 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value		Upfront Premiums Paid (Received)			Unrealized Appreciation/ (Depreciation)
USD	15,000	04/29/2024	2.765%	CPI#	Maturity	$(6,824)		$	– 0	–	$(6,824)
USD	5,345	01/15/2025	2.565%	CPI#	Maturity	56,642			– 0	–	56,642
USD	2,673	01/15/2025	2.585%	CPI#	Maturity	26,058			– 0	–	26,058
USD	2,672	01/15/2025	2.613%	CPI#	Maturity	22,929			– 0	–	22,929
USD	10,000	04/01/2026	2.508%	CPI#	Maturity	101,148			– 0	–	101,148
USD	19,310	01/15/2028	1.230%	CPI#	Maturity	2,043,987			– 0	–	2,043,987
USD	14,770	01/15/2028	0.735%	CPI#	Maturity	2,146,726			– 0	–	2,146,726
USD	12,000	08/29/2029	1.748%	CPI#	Maturity	943,695			– 0	–	943,695
USD	15,000	12/23/2029	1.979%	CPI#	Maturity	826,499			– 0	–	826,499
USD	4,825	01/15/2030	1.572%	CPI#	Maturity	467,195			– 0	–	467,195
USD	4,825	01/15/2030	1.587%	CPI#	Maturity	459,758			– 0	–	459,758
USD	1,670	01/15/2030	1.714%	CPI#	Maturity	137,198			– 0	–	137,198
USD	1,670	01/15/2030	1.731%	CPI#	Maturity	134,244			– 0	–	134,244
USD	15,000	12/02/2035	2.074%	CPI#	Maturity	1,110,185			– 0	–	1,110,185
USD	25,000	04/01/2036	2.438%	CPI#	Maturity	307,952			– 0	–	307,952
USD	32,000	04/29/2036	2.503%	CPI#	Maturity	– 0	–		– 0	–	– 0	–
USD	4,088	02/15/2041	CPI#	2.500%	Maturity	10,710			– 0	–	10,710
USD	4,022	02/15/2041	CPI#	2.505%	Maturity	15,054			– 0	–	15,054

						$8,803,156		$	– 0	–	$8,803,156

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation/ (Depreciation)
USD	45,150	06/17/2021	3 Month LIBOR	1.907%	Quarterly/ Semi-Annual	$415,982	$	– 0	–	$415,982
USD	32,000	09/10/2024	3 Month LIBOR	1.341%	Quarterly/ Semi-Annual	886,524		– 0	–	886,524

						$1,302,506	$	– 0	–	$1,302,506

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	12.50%	USD	69	$(19,494)	$(6,672)	$(12,822)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	598	(168,945)	(74,600)	(94,345)

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 37

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	12.50%	USD	40	$(11,300)	$(4,839)	$(6,461)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	38	(10,735)	(3,708)	(7,027)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	471	(133,026)	(46,020)	(87,006)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	708	(200,022)	(67,400)	(132,622)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1,216	(343,540)	(146,139)	(197,401)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	231	(65,262)	(28,697)	(36,565)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	614	(173,465)	(56,734)	(116,731)

						$(1,125,789)	$(434,809)	$(690,980)

*	Termination date

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	25,000	02/02/2032	2.403%	CPI#	Maturity	$(30,287)	$	– 0	–	$(30,287)
Barclays Bank PLC	USD	1,000	05/04/2021	2.845%	CPI#	Maturity	(135,688)		– 0	–	(135,688)
Barclays Bank PLC	USD	3,000	05/12/2021	2.815%	CPI#	Maturity	(397,937)		– 0	–	(397,937)
Barclays Bank PLC	USD	14,000	04/03/2022	2.663%	CPI#	Maturity	(1,553,371)		– 0	–	(1,553,371)
Barclays Bank PLC	USD	16,700	10/05/2022	2.765%	CPI#	Maturity	(1,907,012)		– 0	–	(1,907,012)
Barclays Bank PLC	USD	25,000	08/07/2024	2.573%	CPI#	Maturity	(1,873,996)		– 0	–	(1,873,996)
Barclays Bank PLC	USD	19,000	05/05/2025	2.125%	CPI#	Maturity	247,265		– 0	–	247,265
Barclays Bank PLC	USD	5,400	03/06/2027	2.695%	CPI#	Maturity	(706,641)		– 0	–	(706,641)
Barclays Bank PLC	USD	20,000	06/06/2032	2.145%	CPI#	Maturity	900,539		– 0	–	900,539
Barclays Bank PLC	USD	14,000	09/01/2032	2.128%	CPI#	Maturity	723,188		– 0	–	723,188

38 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	22,000	08/29/2033	2.368%	CPI#	Maturity	$100,308	$	– 0	–	$100,308
Citibank, NA	USD	35,000	07/03/2021	2.283%	CPI#	Maturity	(291,871)		– 0	–	(291,871)
Citibank, NA	USD	9,000	06/29/2022	2.398%	CPI#	Maturity	(721,461)		– 0	–	(721,461)
Citibank, NA	USD	5,400	07/19/2022	2.400%	CPI#	Maturity	(419,397)		– 0	–	(419,397)
Citibank, NA	USD	4,000	08/10/2022	2.550%	CPI#	Maturity	(372,327)		– 0	–	(372,327)
Citibank, NA	USD	15,500	12/07/2022	2.748%	CPI#	Maturity	(1,830,235)		– 0	–	(1,830,235)
Citibank, NA	USD	47,000	05/24/2023	2.533%	CPI#	Maturity	(3,968,405)		– 0	–	(3,968,405)
Citibank, NA	USD	30,000	10/29/2023	2.524%	CPI#	Maturity	(2,218,537)		– 0	–	(2,218,537)
Citibank, NA	USD	30,000	09/19/2024	2.070%	CPI#	Maturity	829,243		– 0	–	829,243
Citibank, NA	USD	25,000	07/03/2025	2.351%	CPI#	Maturity	48,129		– 0	–	48,129
Citibank, NA	USD	15,800	02/08/2028	2.940%	CPI#	Maturity	(2,718,086)		– 0	–	(2,718,086)
Citibank, NA	USD	12,000	11/05/2033	2.273%	CPI#	Maturity	279,111		– 0	–	279,111
Deutsche Bank AG	USD	11,000	06/20/2021	2.655%	CPI#	Maturity	(1,274,354)		– 0	–	(1,274,354)
Deutsche Bank AG	USD	9,800	09/07/2021	2.400%	CPI#	Maturity	(816,476)		– 0	–	(816,476)
Deutsche Bank AG	USD	25,000	09/02/2025	1.880%	CPI#	Maturity	939,045		– 0	–	939,045
JPMorgan Chase Bank, NA	USD	19,000	08/17/2022	2.523%	CPI#	Maturity	(1,684,075)		– 0	–	(1,684,075)
JPMorgan Chase Bank, NA	USD	1,400	06/30/2026	2.890%	CPI#	Maturity	(252,365)		– 0	–	(252,365)
JPMorgan Chase Bank, NA	USD	3,300	07/21/2026	2.935%	CPI#	Maturity	(632,289)		– 0	–	(632,289)
JPMorgan Chase Bank, NA	USD	2,400	10/03/2026	2.485%	CPI#	Maturity	(224,642)		– 0	–	(224,642)
JPMorgan Chase Bank, NA	USD	5,400	11/14/2026	2.488%	CPI#	Maturity	(512,211)		– 0	–	(512,211)
JPMorgan Chase Bank, NA	USD	4,850	12/23/2026	2.484%	CPI#	Maturity	(442,687)		– 0	–	(442,687)
JPMorgan Chase Bank, NA	USD	13,000	03/01/2027	2.279%	CPI#	Maturity	134,357		– 0	–	134,357
JPMorgan Chase Bank, NA	USD	21,350	02/20/2028	2.899%	CPI#	Maturity	(3,470,671)		– 0	–	(3,470,671)
JPMorgan Chase Bank, NA	USD	12,000	03/26/2028	2.880%	CPI#	Maturity	(1,881,326)		– 0	–	(1,881,326)
JPMorgan Chase Bank, NA	USD	10,000	07/03/2028	2.356%	CPI#	Maturity	49,602		– 0	–	49,602
JPMorgan Chase Bank, NA	USD	25,000	11/05/2028	2.234%	CPI#	Maturity	508,163		– 0	–	508,163
JPMorgan Chase Bank, NA	USD	18,000	04/17/2030	2.378%	CPI#	Maturity	35,724		– 0	–	35,724
JPMorgan Chase Bank, NA	USD	24,000	11/17/2032	2.183%	CPI#	Maturity	969,680		– 0	–	969,680

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 39

PORTFOLIO OF INVESTMENTS (continued)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC	USD	13,000	05/23/2021	2.680%	CPI#	Maturity	$(1,511,366)	$	– 0	–	$(1,511,366)
Morgan Stanley Capital Services LLC	USD	10,000	04/16/2023	2.690%	CPI#	Maturity	(1,037,372)		– 0	–	(1,037,372)
Morgan Stanley Capital Services LLC	USD	5,000	08/15/2026	2.885%	CPI#	Maturity	(897,704)		– 0	–	(897,704)

							$(28,018,435)	$	– 0	–	$(28,018,435)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	11,075	10/09/2029	1.120%	SIFMA*	Quarterly	$(63,674)	$	– 0	–	$(63,674)
Citibank, NA	USD	11,075	10/09/2029	1.125%	SIFMA*	Quarterly	(68,674)		– 0	–	(68,674)

							$(132,348)	$	– 0	–	$(132,348)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2021, the aggregate market value of these securities amounted to $41,243,532 or 3.3% of net assets.

(b)	When-Issued or delayed delivery security.

(c)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(d)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2021.

(e)

An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of April 30, 2021 and the aggregate market value of this security amounted to $72,844 or 0.01% of net assets.

(f)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(g)	Non-income producing security.

(h)	Defaulted.

(i)	Affiliated investments.

(j)	The rate shown represents the 7-day yield as of period end.

(k)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of April 30, 2021, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.3% and 0.0%, respectively.

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PORTFOLIO OF INVESTMENTS (continued)

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

CCRC – Congregate Care Retirement Center

CDX-CMBX. NA – North American Commercial Mortgage-Backed Index

COP – Certificate of Participation

CPI – Consumer Price Index

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rate

NATL – National Interstate Corporation

SRF – State Revolving Fund

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 41

STATEMENT OF ASSETS & LIABILITIES

April 30, 2021 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,199,921,087)	$1,261,456,726
Affiliated issuers (cost $55,581,028)	55,581,028
Cash	1,018,672
Cash collateral due from broker	10,666,284
Interest receivable	15,369,123
Receivable for capital stock sold	11,011,431
Unrealized appreciation on inflation swaps	5,764,354
Receivable for investment securities sold	205,729
Affiliated dividends receivable	602

Total assets	1,361,073,949

Liabilities
Payable for investment securities purchased	63,068,458
Unrealized depreciation on inflation swaps	33,782,789
Market value on credit default swaps (net premiums received $434,809)	1,125,789
Advisory fee payable	459,984
Payable for capital stock redeemed	282,318
Unrealized depreciation on interest rate swaps	132,348
Distribution fee payable	92,953
Payable for variation margin on centrally cleared swaps	42,868
Administrative fee payable	26,102
Transfer Agent fee payable	10,400
Directors’ fees payable	2,336
Accrued expenses	118,186

Total liabilities	99,144,531

Net Assets	$1,261,929,418

Composition of Net Assets
Capital stock, at par	$116,796
Additional paid-in capital	1,240,398,373
Distributable earnings	21,414,249

Net Assets	$1,261,929,418

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$206,533,733	19,063,829	$10.83	*

C	$10,946,844	1,011,567	$10.82

Advisor	$356,476,706	32,884,056	$10.84

1	$472,289,857	43,832,617	$10.77

2	$215,682,278	20,003,839	$10.78

*	The maximum offering price per share for Class A shares was $11.16 which reflects a sales charge of 3.00%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended April 30, 2021 (unaudited)

Investment Income
Interest	$14,408,524
Dividends—Affiliated issuers	3,355	$14,411,879

Expenses
Advisory fee (see Note B)	2,731,748
Distribution fee—Class A	208,046
Distribution fee—Class C	42,485
Distribution fee—Class 1	229,001
Transfer agency—Class A	21,833
Transfer agency—Class C	1,142
Transfer agency—Advisor Class	31,424
Transfer agency—Class 1	10,841
Transfer agency—Class 2	5,124
Custody and accounting	95,175
Registration fees	55,855
Audit and tax	43,028
Administrative	40,608
Legal	19,060
Printing	18,461
Directors’ fees	16,066
Miscellaneous	18,960

Total expenses	3,588,857
Less: expenses waived and reimbursed by the Adviser (see Note B)	(391,439)

Net expenses		3,197,418

Net investment income		11,214,461

Realized and Unrealized Gain on Investment Transactions
Net realized gain on:
Investment transactions		487,848
Swaps		1,680,784
Net change in unrealized appreciation/depreciation of:
Investments		14,369,723
Swaps		37,666,416

Net gain on investment transactions		54,204,771

Net Increase in Net Assets from Operations		$65,419,232

See notes to financial statements.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 43

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$11,214,461	$23,188,235
Net realized gain (loss) on investment transactions	2,168,632	(7,961,649)
Net change in unrealized appreciation/depreciation of investments	52,036,139	3,188,257

Net increase in net assets from operations	65,419,232	18,414,843
Distributions to Shareholders
Class A	(1,598,406)	(2,027,901)
Class C	(52,592)	(102,182)
Advisor Class	(2,590,978)	(4,764,682)
Class 1	(4,911,751)	(11,346,428)
Class 2	(2,439,727)	(5,676,606)
Capital Stock Transactions
Net increase (decrease)	216,847,512	(7,977,474)

Total increase (decrease)	270,673,290	(13,480,430)
Net Assets
Beginning of period	991,256,128	1,004,736,558

End of period	$1,261,929,418	$991,256,128

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

April 30, 2021 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 9 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Municipal Bond Inflation Strategy (the “Fund”), a diversified portfolio. The Fund offers Class A, Class C, Advisor Class, Class 1 and Class 2 shares. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class B, Class R, Class K, Class I and Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 3.0% for purchases not exceeding $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Class 1 shares are sold without an initial or contingent deferred sales charge, but are subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

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NOTES TO FINANCIAL STATEMENTS (continued)

contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then

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NOTES TO FINANCIAL STATEMENTS (continued)

discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2021:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,161,747,015		$13,232,698		$1,174,979,713
Short-Term Municipal Notes		– 0	–	43,937,946		– 0	–	43,937,946
Governments – Treasuries		– 0	–	5,443,750		– 0	–	5,443,750
Collateralized Mortgage Obligations		– 0	–	2,349,304		– 0	–	2,349,304
Corporates – Non-Investment Grade		– 0	–	2,206,995		– 0	–	2,206,995
Corporates – Investment Grade		– 0	–	1,939,330		– 0	–	1,939,330
Short-Term Investments:
Investment Companies		55,581,028		– 0	–	– 0	–	55,581,028
U.S. Treasury Bills		– 0	–	24,999,688		– 0	–	24,999,688
Commercial Paper		– 0	–	5,600,000		– 0	–	5,600,000

Total Investments in Securities		55,581,028		1,248,224,028		13,232,698		1,317,037,754
Other Financial Instruments(a):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	8,809,980		– 0	–	8,809,980	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	1,302,506		– 0	–	1,302,506	(b)
Inflation (CPI) Swaps		– 0	–	5,764,354		– 0	–	5,764,354
Liabilities:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(6,824)		– 0	–	(6,824	)(b)
Credit Default Swaps		– 0	–	(1,125,789)		– 0	–	(1,125,789)
Inflation (CPI) Swaps		– 0	–	(33,782,789)		– 0	–	(33,782,789)
Interest Rate Swaps		– 0	–	(132,348)		– 0	–	(132,348)

Total		$55,581,028		$1,229,053,118		$13,232,698		$1,297,866,844

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NOTES TO FINANCIAL STATEMENTS (continued)

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long-Term Municipal Bonds			Total
Balance as of 10/31/2020	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		(56,515)			(56,515)
Realized gain (loss)		(1,875)			(1,875)
Change in unrealized appreciation/depreciation		(1,109,586)			(1,109,586)
Purchases		– 0	–		– 0	–
Sales/Paydowns		(11,416)			(11,416)
Transfers in to Level 3		14,412,090			14,412,090
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 04/30/2021		$13,232,698			$13,232,698

Net change in unrealized appreciation/depreciation from investments held as of 04/30/2021		$(1,109,587)			$(1,109,587)

As of April 30, 2021, all Level 3 securities were priced by brokers.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original

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NOTES TO FINANCIAL STATEMENTS (continued)

issue and market discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest) on an annual basis (the “Expense Caps”) to .75%, 1.50%, .50%, .60% and .50% of the daily average net assets for the Class A, Class C, Advisor Class, Class 1 and Class 2 shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2022 and then may be extended by the Adviser for additional one-year terms. For the six months ended April 30, 2021, such reimbursements/waivers amounted to $376,475.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund

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NOTES TO FINANCIAL STATEMENTS (continued)

by the Adviser. For the six months ended April 30, 2021, the reimbursement for such services amounted to $40,608.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $27,639 for the six months ended April 30, 2021.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $206 from the sale of Class A shares and received $23,028 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2021.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2021, such waiver amounted to $14,964.

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2021 is as follows:

Fund	Market Value 10/31/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$4,637	$218,752	$167,808	$55,581	$3

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding

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NOTES TO FINANCIAL STATEMENTS (continued)

company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings (and related transactions). As a result, as of May 20, 2021, AXA no longer owns shares of Equitable.

Sales that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares and .10% of the Fund’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class and Class 2 shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of ..25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $462,914 and $1,794,384 for Class C and Class 1 shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2021 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$194,935,368		$41,908,100
U.S. government securities	– 0	–	26,755

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$79,785,985
Gross unrealized depreciation	(36,986,447)

Net unrealized appreciation	$42,799,538

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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NOTES TO FINANCIAL STATEMENTS (continued)

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2021, the Fund held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended April 30, 2021, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale

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NOTES TO FINANCIAL STATEMENTS (continued)

Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended April 30, 2021, the Fund held credit default swaps for non-hedging purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended April 30, 2021, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$10,112,486	*	Receivable/Payable for variation margin on centrally cleared swaps	$6,824	*

Interest rate contracts				Unrealized depreciation on interest rate swaps	132,348

Interest rate contracts	Unrealized appreciation on inflation swaps	5,764,354		Unrealized depreciation on inflation swaps	33,782,789

Credit contracts				Market value on credit default swaps	1,125,789

Total		$15,876,840			$35,047,750

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$1,615,823	$37,507,883

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	64,961	158,533

Total		$1,680,784	$37,666,416

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2021:

Interest Rate Swaps:
Average notional amount	$22,150,000
Inflation Swaps:
Average notional amount	$632,042,857
Centrally Cleared Interest Rate Swaps:
Average notional amount	$106,735,714
Centrally Cleared Inflation Swaps:
Average notional amount	$107,854,286
Credit Default Swaps:
Average notional amount of sale contracts	$3,985,000

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Barclays Bank PLC	$1,971,300	$(1,971,300)	$	– 0	–	$	– 0	–	$	– 0	–
Citibank, NA/Citigroup Global Markets, Inc.	1,156,483	(1,156,483)		– 0	–		– 0	–		– 0	–
Deutsche Bank AG	939,045	(939,045)		– 0	–		– 0	–		– 0	–
JPMorgan Chase Bank, NA	1,697,526	(1,697,526)		– 0	–		– 0	–		– 0	–

Total	$5,764,354	$(5,764,354)	$	– 0	–	$	– 0	–		$0	^

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*		Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$30,287	$	– 0	–	$(30,287)		$	– 0	–	$	– 0	–
Barclays Bank PLC	6,574,645		(1,971,300)		– 0	–		(4,603,345)			– 0	–
Citibank, NA/Citigroup Global Markets, Inc.	12,861,106		(1,156,483)		– 0	–		(11,704,623)			– 0	–
Credit Suisse International	698,623		– 0	–	– 0	–		(657,605)			41,018
Deutsche Bank AG	2,090,830		(939,045)		– 0	–		(1,151,785)			– 0	–
Goldman Sachs International	238,727		– 0	–	– 0	–		(238,727)			– 0	–
JPMorgan Chase Bank, NA	9,100,266		(1,697,526)		(161,000)			(7,241,740)			– 0	–
Morgan Stanley Capital Services LLC	3,446,442		– 0	–	(3,446,442)			– 0	–		– 0	–

Total	$35,040,926		$(5,764,354)		$(3,637,729)			$(25,597,825)			$41,018	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for Class A, Class C, Advisor Class, Class 1 and Class 2 were as follows:

	Shares		Amount
	Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31, 2020

Class A
Shares sold	8,507,526	11,006,167	$90,710,671	$112,859,024

Shares issued in reinvestment of dividends	103,507	137,840	1,097,356	1,399,084

Shares converted from Class C	29,159	103,132	305,705	1,038,373

Shares redeemed	(3,016,551)	(3,113,475)	(32,107,765)	(30,512,727)

Net increase	5,623,641	8,133,664	$60,005,967	$84,783,754

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31, 2020

Class C
Shares sold	426,072	124,879	$4,531,859	$1,270,546

Shares issued in reinvestment of dividends	3,992	8,149	42,328	82,474

Shares converted to Class A	(29,186)	(103,270)	(305,705)	(1,038,373)

Shares redeemed	(41,194)	(132,691)	(436,338)	(1,341,016)

Net increase (decrease)	359,684	(102,933)	$3,832,144	$(1,026,369)

Advisor Class
Shares sold	17,090,892	10,882,277	$182,977,220	$111,180,666

Shares issued in reinvestment of dividends	179,357	347,975	1,904,663	3,533,343

Shares redeemed	(2,413,686)	(13,275,084)	(25,807,484)	(129,905,882)

Net increase (decrease)	14,856,563	(2,044,832)	$159,074,399	$(15,191,873)

Class 1
Shares sold	3,487,606	5,864,797	$36,959,521	$59,213,283

Shares issued in reinvestment of dividends	338,676	844,734	3,569,419	8,522,724

Shares redeemed	(3,370,979)	(12,308,849)	(35,646,136)	(121,433,030)

Net increase (decrease)	455,303	(5,599,318)	$4,882,804	$(53,697,023)

Class 2
Shares sold	713,727	2,839,197	$7,553,245	$28,434,563

Shares issued in reinvestment of dividends	173,171	411,526	1,825,566	4,153,907

Shares redeemed	(1,924,337)	(5,591,380)	(20,326,613)	(55,434,433)

Net decrease	(1,037,439)	(2,340,657)	$(10,947,802)	$(22,845,963)

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

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NOTES TO FINANCIAL STATEMENTS (continued)

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund is vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this

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NOTES TO FINANCIAL STATEMENTS (continued)

decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

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NOTES TO FINANCIAL STATEMENTS (continued)

LIBOR Transition and Associated Risk—A Fund may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment Fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

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NOTES TO FINANCIAL STATEMENTS (continued)

Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2021.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2021 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2020 and October 31, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$1,229,449	$927,242

Total taxable distributions	1,229,449	927,242
Tax-exempt distributions	22,688,350	24,743,871

Total distributions paid	$23,917,799	$25,671,113

As of October 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(23,591,743	)(a)
Unrealized appreciation/(depreciation)	(8,819,786	)(b)

Total accumulated earnings/(deficit)	$(32,411,529)

(a)	As of October 31, 2020, the Fund had a net capital loss carryforward of $23,591,743.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of swaps.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2020, the Fund had a net short-term capital loss carryforward of $8,055,266 and a net long-term capital loss carryforward of $15,536,477, which may be carried forward for an indefinite period.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Subsequent Events

As of April 30, 2021, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Effective May 31, 2021, Class C shares will automatically convert to Class A shares after eight years instead of ten years.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended April 30, 2021 (unaudited)		Year Ended October 31,
			2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 10.30		$ 10.24	$ 10.02	$ 10.28	$ 10.29	$ 10.14

Income From Investment Operations

Net investment income(a)(b)	.10		.22	.24	.22	.19	.18

Net realized and unrealized gain (loss) on investment transactions	.54		.07 (c)	.21	(.26)	(.01)	.16

Net increase (decrease) in net asset value from operations	.64		.29	.45	(.04)	.18	.34

Less: Dividends

Dividends from net investment income	(.11)		(.23)	(.23)	(.22)	(.19)	(.19)

Net asset value, end of period	$ 10.83		$ 10.30	$ 10.24	$ 10.02	$ 10.28	$ 10.29

Total Return

Total investment return based on net asset value(d)	6.19%		2.85%	4.58%	(.42)%	1.75%	3.38%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$206,534		$138,454	$54,316	$75,127	$58,270	$37,345

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.75	%^	.75%	.75%	.75%	.75%	.75%

Expenses, before waivers/reimbursements	.83	%^	.85%	.86%	.86%	.86%	.86%

Net investment income(b)	1.89	%^	2.14%	2.32%	2.13%	1.90%	1.78%

Portfolio turnover rate	4%		29%	12%	15%	9%	9%

See footnote summary on page 70.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended April 30, 2021 (unaudited)		Year Ended October 31,
			2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 10.29		$ 10.22	$ 10.01	$ 10.26	$ 10.27	$ 10.12

Income From Investment Operations

Net investment income(a)(b)	.06		.14	.16	.14	.12	.10

Net realized and unrealized gain (loss) on investment transactions	.54		.08 (c)	.20	(.25)	(.02)	.16

Net increase (decrease) in net asset value from operations	.60		.22	.36	(.11)	.10	.26

Less: Dividends

Dividends from net investment income	(.07)		(.15)	(.15)	(.14)	(.11)	(.11)

Net asset value, end of period	$ 10.82		$ 10.29	$ 10.22	$ 10.01	$ 10.26	$ 10.27

Total Return

Total investment return based on net asset value(d)	5.82%		2.16%	3.63%	(1.09)%	.99%	2.61%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$10,947		$6,710	$7,717	$10,681	$12,693	$10,805

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.50	%^	1.50%	1.50%	1.50%	1.50%	1.50%

Expenses, before waivers/reimbursements	1.58	%^	1.61%	1.61%	1.61%	1.61%	1.61%

Net investment income(b)	1.14	%^	1.43%	1.57%	1.37%	1.15%	1.03%

Portfolio turnover rate	4%		29%	12%	15%	9%	9%

See footnote summary on page 70.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended April 30, 2021 (unaudited)		Year Ended October 31,
			2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 10.31		$ 10.24	$ 10.03	$ 10.29	$ 10.30	$ 10.14

Income From Investment Operations

Net investment income(a)(b)	.11		.25	.26	.24	.22	.21

Net realized and unrealized gain (loss) on investment transactions	.54		.07 (c)	.21	(.26)	(.02)	.17

Net increase (decrease) in net asset value from operations	.65		.32	.47	(.02)	.20	.38

Less: Dividends

Dividends from net investment income	(.12)		(.25)	(.26)	(.24)	(.21)	(.22)

Net asset value, end of period	$ 10.84		$ 10.31	$ 10.24	$ 10.03	$ 10.29	$ 10.30

Total Return

Total investment return based on net asset value(d)	6.32%		3.19%	4.76%	(.17)%	2.00%	3.74%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$356,477		$185,829	$205,541	$226,145	$199,635	$152,275

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.50	%^	.50%	.50%	.50%	.50%	.50%

Expenses, before waivers/reimbursements	.58	%^	.60%	.61%	.61%	.61%	.61%

Net investment income(b)	2.14	%^	2.43%	2.57%	2.37%	2.15%	2.03%

Portfolio turnover rate	4%		29%	12%	15%	9%	9%

See footnote summary on page 70.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 1
	Six Months Ended April 30, 2021 (unaudited)		Year Ended October 31,
			2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 10.25		$ 10.19	$ 9.98	$ 10.25	$ 10.26	$ 10.11

Income From Investment Operations

Net investment income(a)(b)	.11		.23	.25	.23	.21	.20

Net realized and unrealized gain (loss) on investment transactions	.52		.07 (c)	.22	(.26)	(.01)	.16

Net increase (decrease) in net asset value from operations	.63		.30	.47	(.03)	.20	.36

Less: Dividends

Dividends from net investment income	(.11)		(.24)	(.26)	(.24)	(.21)	(.21)

Net asset value, end of period	$ 10.77		$ 10.25	$ 10.19	$ 9.98	$ 10.25	$ 10.26

Total Return

Total investment return based on net asset value(d)	6.21%		3.04%	4.72%	(.32)%	1.94%	3.58%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$472,289		$444,500	$498,857	$485,386	$424,291	$333,311

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.60	%^	.60%	.60%	.60%	.60%	.60%

Expenses, before waivers/reimbursements	.66	%^	.67%	.67%	.67%	.67%	.68%

Net investment income(b)	2.04	%^	2.33%	2.47%	2.27%	2.05%	1.93%

Portfolio turnover rate	4%		29%	12%	15%	9%	9%

See footnote summary on page 70.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 2
	Six Months Ended April 30, 2021 (unaudited)		Year Ended October 31,
			2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 10.25		$ 10.19	$ 9.99	$ 10.25	$ 10.26	$ 10.12

Income From Investment Operations

Net investment income(a)(b)	.11		.24	.26	.24	.22	.21

Net realized and unrealized gain (loss) on investment transactions	.54		.07 (c)	.21	(.25)	(.01)	.15

Net increase (decrease) in net asset value from operations	.65		.31	.47	(.01)	.21	.36

Less: Dividends

Dividends from net investment income	(.12)		(.25)	(.27)	(.25)	(.22)	(.22)

Net asset value, end of period	$ 10.78		$ 10.25	$ 10.19	$ 9.99	$ 10.25	$ 10.26

Total Return

Total investment return based on net asset value(d)	6.37%		3.14%	4.73%	(.12)%	2.04%	3.58%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$215,682		$215,763	$238,306	$231,109	$213,880	$170,155

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.50	%^	.50%	.50%	.50%	.50%	.50%

Expenses, before waivers/reimbursements	.56	%^	.57%	.57%	.57%	.57%	.58%

Net investment income(b)	2.14	%^	2.43%	2.57%	2.37%	2.14%	2.03%

Portfolio turnover rate.	4%		29%	12%	15%	9%	9%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

See notes to financial statements.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Terrance T. Hults(2), Vice President Matthew J. Norton(2), Vice President Andrew D. Potter(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein

Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Municipal Bond Investment Team. Messrs. Hults, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 71

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 73

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Municipal Bond Inflation Strategy (the “Fund”) at a meeting held by video conference on November 3-5, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

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expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. In evaluating the Fund’s investment performance, the directors noted that the Fund lagged its peers in the one- year period. The directors took into account their understanding that only one of the funds in the Fund’s peer group is managed with a significant inflation component and that the Fund’s investment portfolio has a longer duration than that of most of its peers. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted

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that it was above the median. The directors took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 77

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to April 30, 2021, High Yield Portfolio was named FlexFee High Yield Portfolio.

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NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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AB MUNICIPAL BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

MBIS-0152-0421

APR    04.30.21

SEMI-ANNUAL REPORT

AB SHORT DURATION INCOME PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Short Duration Income Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 1

SEMI-ANNUAL REPORT

June 7, 2021

This report provides management’s discussion of fund performance for the AB Short Duration Income Portfolio for the semi-annual reporting period ended April 30, 2021.

The Fund’s investment objective is to seek high current income consistent with preservation of capital.

NAV RETURNS AS OF APRIL 30, 2021 (unaudited)

	6 Months	12 Months

AB SHORT DURATION INCOME PORTFOLIO

Class A Shares	2.41%	9.80%

Class C Shares	1.90%	7.22%

Advisor Class Shares[1]	2.31%	8.30%

Bloomberg Barclays 1-5 Year US Government/Credit Index	0.04%	1.26%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays 1-5 Year US Government/Credit Index, for the six- and 12-month periods ended April 30, 2021.

During the six-month period, all share classes of the Fund outperformed the benchmark, before sales charges. Sector allocation was the primary contributor, relative to the benchmark, mostly from off-benchmark exposure to commercial mortgage-backed securities (“CMBS”), high-yield corporate bonds and agency risk-sharing transactions that were partially offset by an underweight to investment-grade corporate bonds. Security selection among investment-grade corporate bonds and quasi-sovereign bonds also contributed. Duration and yield-curve positioning detracted. Currency decisions did not have a meaningful impact on returns.

During the 12-month period, all share classes of the Fund outperformed the benchmark, before sales charges. Sector allocation added to returns, mainly due to off-benchmark exposure to agency risk-sharing transactions, CMBS and US high-yield corporate bonds, as well as credit default swaps in the US and eurozone, while off-benchmark exposure to eurozone treasuries, an underweight to investment-grade corporate bonds and off-benchmark exposure to US agency mortgages detracted. Security selection in investment-grade corporate bonds and quasi-sovereign bonds

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contributed. Duration and yield-curve positioning detracted, while currency decisions did not have a meaningful impact on returns.

During both periods, the Fund utilized derivatives in the form of futures and interest rate swaps to manage and hedge duration risk and to take active yield-curve positioning. Currency forwards were used to hedge foreign currency exposure and to take active currency risk. Credit default swaps, both single name and index, were used to take active exposure and to hedge investment-grade and high-yield credit risk. Total return swaps were used to create synthetic high-yield exposure in the Fund.

MARKET REVIEW AND INVESTMENT STRATEGY

Global fixed-income market returns were mixed over the six-month period ended April 30, 2021, with elevated volatility and dispersion between regions and credit sectors. After the positive impact of massive fiscal stimulus enacted by governments and central bank monetary policies, longer-term treasury yields continued to steadily rise during the period, based on expectations of an economic growth recovery. Developed-market government bond returns fell sharply in all major developed markets except Japan, where treasury returns were slightly positive. Historically low interest rates also set the stage for a sharp rebound in risk assets, which began to significantly rise in November, when positive vaccine news extended the credit rally. Emerging-market high-yield hard-currency sovereign bonds, along with emerging- and developed-market high-yield corporate bonds, led significant gains against developed-market treasuries with strong positive returns, as investors searched for higher yields in a period of historically low interest rates. Emerging-market local-currency bonds and investment-grade corporate bonds in Europe and emerging markets also had positive results. Investment-grade emerging-market sovereign bonds and US corporate bonds had negative returns, yet outperformed developed-market treasuries. Securitized assets outperformed US Treasuries, with slightly negative results. The US dollar fell against all major developed-market currencies except the yen and also fell against most emerging-market currencies during the period. Brent crude oil prices significantly rebounded on the improved global economic outlook and OPEC+ production cuts, and copper advanced near an all-time high partly due to increased demand for infrastructure and green-energy initiatives.

The Fund’s Senior Investment Management Team (the “Team”) continues to pursue high income, while preserving capital by investing primarily in government bonds from both US and non-US issuers as well as corporate bonds, with scope to invest a select amount in below investment-grade bonds. The Team manages the Fund with a core fixed-income strategy through a global, multi-sector approach that seeks an attractive risk/return profile.

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INVESTMENT POLICIES

The Fund pursues its objective by investing, under normal circumstances, primarily in income-producing securities. The Fund also normally invests at least 65% of its total assets in securities of US and foreign governments and their agencies and instrumentalities (including mortgage-backed securities), derivatives related to such securities, and repurchase agreements relating to US government securities. Under normal circumstances, the Fund will maintain a dollar-weighted average duration of less than three years, although it may invest in securities of any duration or maturity.

The Fund may invest in non-government fixed-income securities, including corporate debt securities, non-government mortgage-backed and other asset-backed securities, certificates of deposit and commercial paper. The Fund may invest up to 35% of its net assets in below investment-grade securities (commonly known as “junk bonds”). The Fund’s investments in foreign securities may include both government and corporate securities, and securities of emerging-market countries or of issuers in emerging markets.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risks and return characteristics as well as the securities’ impact on the overall risks and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may utilize derivatives, such as options, futures contracts, forwards and swaps. The Fund may, for example, use interest rate futures contracts and swaps to establish exposure to the fixed-income markets or particular fixed-income securities. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may also enter into transactions such as reverse repurchase agreements that are similar to borrowings for investment purposes. The Fund’s use of derivatives and these borrowing transactions may create aggregate exposure that is substantially in excess of its net assets, effectively leveraging the Fund.

The Adviser may hedge the foreign currency exposure resulting from the Fund’s security positions, and may take long or short positions in currencies, through the use of currency-related derivatives. The Fund is “non-diversified”.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays 1-5 Year US Government/Credit Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays 1-5 Year US Government/Credit Index is a broad-based benchmark that measures the nonsecuritized component of the Bloomberg Barclays US Aggregate Index. It includes investment-grade, US dollar-denominated, fixed-rate Treasuries and government-related and corporate securities that have a remaining maturity of greater than or equal to one year and less than five years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

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DISCLOSURES AND RISKS (continued)

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

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DISCLOSURES AND RISKS (continued)

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			1.43%

1 Year	9.80%	5.12%

Since Inception[2]	4.46%	2.59%

CLASS C SHARES			0.71%

1 Year	7.22%	6.22%

Since Inception[2]	3.61%	3.61%

ADVISOR CLASS SHARES[3]			1.70%

1 Year	8.30%	8.30%

Since Inception[2]	4.56%	4.56%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.77%, 2.57% and 1.68% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios, exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses and brokerage commissions and other transaction costs, to 0.65%, 1.45% and 0.45% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2022. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total operating expenses to exceed the applicable expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2021.

2	Inception date: 12/12/2018.

3

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	4.82%

Since Inception[1]	2.31%

CLASS C SHARES

1 Year	6.01%

Since Inception[1]	3.39%

ADVISOR CLASS SHARES[2]

1 Year	8.08%

Since Inception[1]	4.38%

1	Inception date: 12/12/2018.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,024.10	$3.31	0.66%
Hypothetical**	$1,000	$1,021.52	$3.31	0.66%
Class C
Actual	$1,000	$1,019.00	$7.31	1.46%
Hypothetical**	$1,000	$1,017.55	$7.30	1.46%
Advisor Class
Actual	$1,000	$1,023.10	$2.31	0.46%
Hypothetical**	$1,000	$1,022.51	$2.31	0.46%

*

Expenses are equal to the Fund’s annualized expense ratio (interest expense incurred) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

April 30, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $50.6

1

All data are as of April 30, 2021. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.3% or less in the following security types: Emerging Markets–Corporate Bonds, Preferred Stocks and Quasi-Sovereigns.

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PORTFOLIO OF INVESTMENTS

April 30, 2021 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 53.7%
Colombia – 0.6%
Colombian TES Series B 5.75%, 11/03/2027	COP	1,177,700	$305,487

Mexico – 0.4%
Mexican Bonos Series M 20 7.50%, 06/03/2027	MXN	3,550	185,660

Peru – 0.5%
Peru Government Bond 6.35%, 08/12/2028	PEN	880	258,921

Russia – 0.9%
Russian Federal Bond – OFZ Series 6227 7.40%, 07/17/2024	RUB	32,513	446,927

United States – 51.3%
U.S. Treasury Bonds 6.125%, 11/15/2027(a)	U.S.$	859	1,125,165
U.S. Treasury Notes 0.50%, 10/31/2027		641	611,473
1.125%, 02/28/2022(b)		335	338,234
1.50%, 10/31/2024(a)		1,118	1,157,893
1.50%, 08/15/2026(a)		4,689	4,824,862
1.625%, 10/31/2026		3,191	3,300,004
1.625%, 08/15/2029(a)(b)		2,458	2,487,593
2.00%, 05/31/2024		2,060	2,163,000
2.125%, 05/31/2026		3,561	3,781,231
2.25%, 11/15/2024(a)		791	840,067
2.875%, 08/15/2028(a)		435	480,598
3.125%, 11/15/2028(a)		4,298	4,834,466

			25,944,586

Total Governments – Treasuries (cost $27,177,800)			27,141,581

CORPORATES - NON-INVESTMENT GRADE – 15.8%
Industrial – 14.8%
Basic – 0.6%
Arconic Corp. 6.125%, 02/15/2028(c)		6	6,380
Cleveland-Cliffs, Inc. 9.875%, 10/17/2025(c)		23	27,002

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Graphic Packaging International LLC 4.75%, 07/15/2027(c)	U.S.$	6	$6,542
Hecla Mining Co. 7.25%, 02/15/2028		29	31,726
Kaiser Aluminum Corp. 6.50%, 05/01/2025(c)		11	11,699
Kleopatra Finco SARL 4.25%, 03/01/2026(c)	EUR	100	118,324
WR Grace & Co.-Conn 4.875%, 06/15/2027(c)	U.S.$	72	75,054

			276,727

Capital Goods – 0.5%
Bombardier, Inc. 7.50%, 12/01/2024-03/15/2025(c)		28	28,152
Cleaver-Brooks, Inc. 7.875%, 03/01/2023(c)		7	6,981
Energizer Holdings, Inc. 4.75%, 06/15/2028(c)		16	16,356
Gates Global LLC/Gates Corp. 6.25%, 01/15/2026(c)		61	63,865
GFL Environmental, Inc. 3.75%, 08/01/2025(c)		10	10,173
5.125%, 12/15/2026(c)		2	2,100
SPX FLOW, Inc. 5.875%, 08/15/2026(c)		35	36,383
Tervita Corp. 11.00%, 12/01/2025(c)		22	24,911
TransDigm, Inc. 8.00%, 12/15/2025(c)		35	38,023
Triumph Group, Inc. 8.875%, 06/01/2024(c)		17	18,908
Wesco Distribution, Inc. 7.125%, 06/15/2025(c)		16	17,320

			263,172

Communications - Media – 1.9%
Altice Financing SA 5.00%, 01/15/2028(c)		200	197,250
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 08/15/2030(c)		26	26,502
5.125%, 05/01/2027(c)		159	166,535
Clear Channel Worldwide Holdings, Inc. 5.125%, 08/15/2027(c)		161	163,463
DISH DBS Corp. 5.00%, 03/15/2023		8	8,367
5.875%, 11/15/2024		53	57,368

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Meredith Corp. 6.875%, 02/01/2026	U.S.$	8	$8,218
Netflix, Inc. 4.375%, 11/15/2026		131	147,776
Scripps Escrow II, Inc. 5.375%, 01/15/2031(c)		21	21,300
Sinclair Television Group, Inc. 5.875%, 03/15/2026(c)		100	102,965
TEGNA, Inc. 4.75%, 03/15/2026(c)		25	26,639
Univision Communications, Inc. 5.125%, 02/15/2025(c)		4	4,066
9.50%, 05/01/2025(c)		20	22,242

			952,691

Communications - Telecommunications – 0.3%
Consolidated Communications, Inc. 5.00%, 10/01/2028(c)		35	35,541
Frontier Communications Corp. 6.75%, 05/01/2029(c)		10	10,540
T-Mobile USA, Inc. 2.625%, 04/15/2026		109	110,874

			156,955

Consumer Cyclical - Automotive – 0.9%
Adient US LLC 9.00%, 04/15/2025(c)		88	97,521
Clarios Global LP/Clarios US Finance Co. 6.25%, 05/15/2026(c)		50	53,068
Ford Motor Co. 8.50%, 04/21/2023		90	100,802
9.00%, 04/22/2025		27	32,983
Jaguar Land Rover Automotive PLC 5.875%, 11/15/2024(c)	EUR	116	151,337
Meritor, Inc. 6.25%, 06/01/2025(c)	U.S.$	5	5,357
Tenneco, Inc. 7.875%, 01/15/2029(c)		26	29,285

			470,353

Consumer Cyclical - Entertainment – 2.6%
Boyne USA, Inc. 4.75%, 05/15/2029(c)		16	16,444
Carnival Corp. 5.75%, 03/01/2027(c)		42	44,329
10.50%, 02/01/2026(c)		107	126,294
11.50%, 04/01/2023(c)		66	75,802

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.50%, 05/01/2025(c)	U.S.$	159	$166,909
Mattel, Inc. 3.15%, 03/15/2023		144	147,537
5.875%, 12/15/2027(c)		102	112,038
NCL Corp., Ltd. 5.875%, 03/15/2026(c)		33	34,568
Royal Caribbean Cruises Ltd. 5.25%, 11/15/2022		108	111,246
10.875%, 06/01/2023(c)		47	53,948
11.50%, 06/01/2025(c)		78	90,386
SeaWorld Parks & Entertainment, Inc. 8.75%, 05/01/2025(c)		20	21,750
9.50%, 08/01/2025(c)		32	34,738
Silversea Cruise Finance Ltd. 7.25%, 02/01/2025(c)		132	136,568
Six Flags Theme Parks, Inc. 7.00%, 07/01/2025(c)		58	62,555
Vail Resorts, Inc. 6.25%, 05/15/2025(c)		11	11,692
Viking Cruises Ltd. 5.875%, 09/15/2027(c)		12	11,761
13.00%, 05/15/2025(c)		16	18,707
Viking Ocean Cruises Ship VII Ltd. 5.625%, 02/15/2029(c)		14	14,229

			1,291,501

Consumer Cyclical - Other – 1.2%
Adams Homes, Inc. 7.50%, 02/15/2025(c)		13	13,721
Boyd Gaming Corp. 8.625%, 06/01/2025(c)		6	6,644
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 6.25%, 09/15/2027(c)		125	132,395
Caesars Entertainment, Inc. 6.25%, 07/01/2025(c)		18	19,142
Churchill Downs, Inc. 5.50%, 04/01/2027(c)		29	30,145
Empire Communities Corp. 7.00%, 12/15/2025(c)		143	152,907
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/2025(c)		85	89,887
Forestar Group, Inc. 3.85%, 05/15/2026(c)		41	41,519

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Forterra Finance LLC/FRTA Finance Corp. 6.50%, 07/15/2025(c)	U.S.$	11	$11,877
Hilton Domestic Operating Co., Inc. 5.375%, 05/01/2025(c)		7	7,365
Marriott Ownership Resorts, Inc. 6.125%, 09/15/2025(c)		24	25,474
Shea Homes LP/Shea Homes Funding Corp. 4.75%, 02/15/2028(c)		11	11,226
Taylor Morrison Communities, Inc. 5.875%, 06/15/2027(c)		15	17,022
Travel + Leisure Co. 6.625%, 07/31/2026(c)		20	22,919
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.50%, 03/01/2025(c)		33	35,153

			617,396

Consumer Cyclical - Restaurants – 0.2%
1011778 BC ULC/New Red Finance, Inc. 5.75%, 04/15/2025(c)		25	26,535
IRB Holding Corp. 7.00%, 06/15/2025(c)		26	28,014
Yum! Brands, Inc. 7.75%, 04/01/2025(c)		41	44,801

			99,350

Consumer Cyclical - Retailers – 0.6%
Burlington Coat Factory Warehouse Corp. 6.25%, 04/15/2025(c)		6	6,386
Dufry One BV 2.50%, 10/15/2024(c)	EUR	100	118,781
L Brands, Inc. 9.375%, 07/01/2025(c)	U.S.$	10	12,676
Magic Mergeco, Inc. 5.25%, 05/01/2028(c)		73	73,969
Penske Automotive Group, Inc. 3.50%, 09/01/2025		20	20,500
Rite Aid Corp. 7.50%, 07/01/2025(c)		12	12,432
Specialty Building Products Holdings LLC/SBP Finance Corp. 6.375%, 09/30/2026(c)		30	31,610
Staples, Inc. 7.50%, 04/15/2026(c)		15	15,535
William Carter Co. (The) 5.50%, 05/15/2025(c)		22	23,275

			315,164

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 1.0%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 02/15/2023(c)	U.S.$	154	$158,503
CD&R Smokey Buyer, Inc. 6.75%, 07/15/2025(c)		29	30,984
CHS/Community Health Systems, Inc. 6.625%, 02/15/2025(c)		11	11,609
Legacy LifePoint Health LLC 4.375%, 02/15/2027(c)		23	23,030
6.75%, 04/15/2025(c)		48	51,196
ModivCare, Inc. 5.875%, 11/15/2025(c)		9	9,565
Newell Brands, Inc. 4.70%, 04/01/2026		26	28,962
4.875%, 06/01/2025		7	7,754
Par Pharmaceutical, Inc. 7.50%, 04/01/2027(c)		24	25,248
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.75%, 12/01/2026(c)		7	7,580
RP Escrow Issuer LLC 5.25%, 12/15/2025(c)		39	40,569
Tenet Healthcare Corp. 4.875%, 01/01/2026(c)		9	9,349
6.25%, 02/01/2027(c)		24	25,164
7.50%, 04/01/2025(c)		29	31,250
US Acute Care Solutions LLC 6.375%, 03/01/2026(c)		7	7,304
WASH Multifamily Acquisition, Inc. 5.75%, 04/15/2026(c)		15	15,579

			483,646

Energy – 2.4%
Antero Resources Corp. 8.375%, 07/15/2026(c)		22	24,699
Apache Corp. 4.625%, 11/15/2025		6	6,336
4.875%, 11/15/2027		12	12,656
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.625%, 12/15/2025(c)		177	191,234
CITGO Petroleum Corp. 7.00%, 06/15/2025(c)		33	34,033
CNX Resources Corp. 6.00%, 01/15/2029(c)		33	35,147
EnLink Midstream LLC 5.625%, 01/15/2028(c)		48	49,609

18 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EnLink Midstream Partners LP 4.40%, 04/01/2024	U.S.$	134	$137,484
4.85%, 07/15/2026		31	31,184
EQT Corp. 8.50%, 02/01/2030		31	39,642
Genesis Energy LP/Genesis Energy Finance Corp. 7.75%, 02/01/2028		15	15,144
8.00%, 01/15/2027		29	29,879
Independence Energy Finance Ll 7.25%, 05/01/2026(c)		51	51,049
Nabors Industries Ltd. 7.25%, 01/15/2026(c)		15	13,393
New Fortress Energy, Inc. 6.75%, 09/15/2025(c)		122	126,325
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.50%, 02/01/2026(c)		58	60,968
Occidental Petroleum Corp. 2.70%, 02/15/2023		40	40,233
2.90%, 08/15/2024		4	3,991
3.20%, 08/15/2026		75	73,246
5.875%, 09/01/2025		10	10,920
8.00%, 07/15/2025		18	21,010
PBF Holding Co. LLC/PBF Finance Corp. 9.25%, 05/15/2025(c)		40	41,895
Range Resources Corp. 5.00%, 03/15/2023		3	3,067
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.00%, 01/15/2032(c)		46	45,187
Transocean, Inc. 8.00%, 02/01/2027(c)		23	16,154
Western Midstream Operating LP 3.95%, 06/01/2025		5	5,219
4.35%, 02/01/2025		49	51,818
4.75%, 08/15/2028		24	25,845
5.30%, 02/01/2030		20	21,813

			1,219,180

Other Industrial – 0.0%
Avient Corp. 5.75%, 05/15/2025(c)		16	16,907
IAA, Inc. 5.50%, 06/15/2027(c)		5	5,257

			22,164

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Services – 0.8%
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.625%, 07/15/2026(c)	U.S.$	57	$60,363
APX Group, Inc. 6.75%, 02/15/2027(c)		53	57,076
Aramark Services, Inc. 6.375%, 05/01/2025(c)		42	44,674
Gartner, Inc. 4.50%, 07/01/2028(c)		63	66,239
MPH Acquisition Holdings LLC 5.75%, 11/01/2028(c)		78	76,863
Prime Security Services Borrower LLC/Prime Finance, Inc. 6.25%, 01/15/2028(c)		82	86,048
Sabre GLBL, Inc. 9.25%, 04/15/2025(c)		18	21,573
TripAdvisor, Inc. 7.00%, 07/15/2025(c)		12	12,965

			425,801

Technology – 1.4%
Austin BidCo, Inc. 7.125%, 12/15/2028(c)		10	10,179
Avaya, Inc. 6.125%, 09/15/2028(c)		81	86,172
Boxer Parent Co., Inc. 7.125%, 10/02/2025(c)		39	41,933
CDK Global, Inc. 4.875%, 06/01/2027		29	30,690
CDW LLC/CDW Finance Corp. 4.125%, 05/01/2025		100	104,287
CommScope, Inc. 5.50%, 03/01/2024(c)		20	20,619
Dell International LLC/EMC Corp. 7.125%, 06/15/2024(c)		36	37,005
Microchip Technology, Inc. 4.25%, 09/01/2025(c)		91	95,390
NCR Corp. 5.00%, 10/01/2028(c)		105	108,355
8.125%, 04/15/2025(c)		18	19,701
Presidio Holdings, Inc. 4.875%, 02/01/2027(c)		56	57,772
8.25%, 02/01/2028(c)		2	2,186
Science Applications International Corp. 4.875%, 04/01/2028(c)		4	4,124
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 09/01/2025(c)		60	62,286

			680,699

20 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Transportation - Airlines – 0.4%
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd. 5.75%, 01/20/2026(c)	U.S.$	24	$25,160
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.00%, 09/20/2025(c)		68	76,427
United Airlines, Inc. 4.375%, 04/15/2026(c)		91	94,415

			196,002

Transportation - Services – 0.0%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.75%, 07/15/2027(c)		2	2,116
XPO Logistics, Inc. 6.75%, 08/15/2024(c)		10	10,490

			12,606

			7,483,407

Financial Institutions – 0.7%
Banking – 0.1%
Alliance Data Systems Corp. 4.75%, 12/15/2024(c)		35	35,945
7.00%, 01/15/2026(c)		7	7,528

			43,473

Brokerage – 0.0%
NFP Corp. 7.00%, 05/15/2025(c)		18	19,405

Finance – 0.4%
goeasy Ltd. 4.375%, 05/01/2026(c)		76	76,879
Navient Corp. 6.50%, 06/15/2022		14	14,698
SLM Corp. 4.20%, 10/29/2025		103	108,396

			199,973

Other Finance – 0.0%
Tempo Acquisition LLC/Tempo Acquisition Finance Corp. 6.75%, 06/01/2025(c)		8	8,146

REITS – 0.2%
Diversified Healthcare Trust 9.75%, 06/15/2025		36	40,411

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 4.625%, 06/15/2025(c)	U.S.$	31	$33,020

			73,431

			344,428

Utility – 0.3%
Electric – 0.2%
Calpine Corp. 5.125%, 03/15/2028(c)		8	8,130
Talen Energy Supply LLC 7.25%, 05/15/2027(c)		5	5,138
Vistra Operations Co. LLC 5.625%, 02/15/2027(c)		68	70,796

			84,064

Other Utility – 0.1%
Solaris Midstream Holdings LLC 7.625%, 04/01/2026(c)		72	75,375

			159,439

Total Corporates – Non-Investment Grade (cost $7,710,796)			7,987,274

MORTGAGE PASS-THROUGHS – 15.6%
Agency Fixed Rate 30-Year – 15.6%
Federal National Mortgage Association Series 2020 2.50%, 09/01/2050		1,417	1,477,529
Government National Mortgage Association Series 2021 3.00%, 05/20/2051, TBA		652	682,500
Uniform Mortgage-Backed Security Series 2021 3.50%, 05/13/2051, TBA		5,405	5,752,276

Total Mortgage Pass-Throughs (cost $7,910,891)			7,912,305

COLLATERALIZED MORTGAGE OBLIGATIONS – 13.6%
Risk Share Floating Rate – 12.8%
Bellemeade Re Ltd. Series 2019-1A, Class M1B 1.856% (LIBOR 1 Month + 1.75%), 03/25/2029(c)(d)		150	150,000
Series 2019-1A, Class M2 2.806% (LIBOR 1 Month + 2.70%), 03/25/2029(c)(d)		152	152,582

22 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-3A, Class M1B 1.706% (LIBOR 1 Month + 1.60%), 07/25/2029(c)(d)	U.S.$	150	$150,184
Series 2019-4A, Class M2 2.956% (LIBOR 1 Month + 2.85%), 10/25/2029(c)(d)		150	150,529
Series 2020-2A, Class M1C 4.106% (LIBOR 1 Month + 4.00%), 08/26/2030(c)(d)		150	152,802
Connecticut Avenue Securities Trust Series 2019-R02, Class 1M2 2.406% (LIBOR 1 Month + 2.30%), 08/25/2031(c)(d)		12	11,993
Series 2019-R03, Class 1M2 2.256% (LIBOR 1 Month + 2.15%), 09/25/2031(c)(d)		17	17,483
Series 2019-R05, Class 1M2 2.106% (LIBOR 1 Month + 2.00%), 07/25/2039(c)(d)		11	10,779
Series 2019-R06, Class 2M2 2.206% (LIBOR 1 Month + 2.10%), 09/25/2039(c)(d)		26	26,576
Series 2020-R02, Class 2M1 0.856% (LIBOR 1 Month + 0.75%), 01/25/2040(c)(d)		4	4,220
Eagle Re Ltd. Series 2020-2, Class M1B 4.106% (LIBOR 1 Month + 4.00%), 10/25/2030(c)(d)		150	151,289
Series 2021-1, Class M1A 1.715% (SOFR + 1.70%), 10/25/2033(c)(d)		150	150,732
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN4, Class M3 4.656% (LIBOR 1 Month + 4.55%), 10/25/2024(d)		103	105,134
Series 2015-DNA3, Class M3 4.806% (LIBOR 1 Month + 4.70%), 04/25/2028(d)		230	238,145
Series 2015-HQA1, Class M3 4.806% (LIBOR 1 Month + 4.70%), 03/25/2028(d)		180	186,393
Series 2016-DNA4, Class M3
3.906% (LIBOR 1 Month + 3.80%), 03/25/2029(d)		236	245,574

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-DNA1, Class M2 3.356% (LIBOR 1 Month + 3.25%), 07/25/2029(d)	U.S.$	237	$246,141
Series 2017-DNA2, Class M2 3.556% (LIBOR 1 Month + 3.45%), 10/25/2029(d)		396	411,397
Series 2018-DNA1, Class M2 1.906% (LIBOR 1 Month + 1.80%), 07/25/2030(d)		75	75,303
Series 2018-HQA1, Class M2 2.406% (LIBOR 1 Month + 2.30%), 09/25/2030(d)		110	111,232
Series 2019-DNA3, Class M2 2.156% (LIBOR 1 Month + 2.05%), 07/25/2049(c)(d)		10	10,587
Series 2019-DNA4, Class M2 2.056% (LIBOR 1 Month + 1.95%), 10/25/2049(c)(d)		21	20,881
Series 2019-HQA1, Class M2 2.456% (LIBOR 1 Month + 2.35%), 02/25/2049(c)(d)		14	14,326
Series 2020-DNA1, Class M2 1.806% (LIBOR 1 Month + 1.70%), 01/25/2050(c)(d)		128	128,451
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C04, Class 1M2 5.006% (LIBOR 1 Month + 4.90%), 11/25/2024(d)		165	170,602
Series 2015-C02, Class 1M2 4.106% (LIBOR 1 Month + 4.00%), 05/25/2025(d)		39	39,311
Series 2015-C02, Class 2M2 4.106% (LIBOR 1 Month + 4.00%), 05/25/2025(d)		18	18,570
Series 2015-C03, Class 1M2 5.106% (LIBOR 1 Month + 5.00%), 07/25/2025(d)		47	48,185
Series 2015-C04, Class 2M2 5.656% (LIBOR 1 Month + 5.55%), 04/25/2028(d)		4	3,781
Series 2016-C01, Class 1M2 6.856% (LIBOR 1 Month + 6.75%), 08/25/2028(d)		115	122,103
Series 2016-C01, Class 2M2 7.056% (LIBOR 1 Month + 6.95%), 08/25/2028(d)		15	15,976

24 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-C05, Class 2M2 4.556% (LIBOR 1 Month + 4.45%), 01/25/2029(d)	U.S.$	113	$117,618
Series 2017-C02, Class 2B1 5.606% (LIBOR 1 Month + 5.50%), 09/25/2029(d)		24	26,102
Series 2017-C02, Class 2M2 3.756% (LIBOR 1 Month + 3.65%), 09/25/2029(d)		349	361,568
Series 2017-C04, Class 2M2 2.956% (LIBOR 1 Month + 2.85%), 11/25/2029(d)		62	63,754
Series 2017-C05, Class 1M2 2.306% (LIBOR 1 Month + 2.20%), 01/25/2030(d)		54	54,676
Series 2017-C07, Class 2M2 2.606% (LIBOR 1 Month + 2.50%), 05/25/2030(d)		106	107,046
Series 2018-C01, Class 1B1 3.656% (LIBOR 1 Month + 3.55%), 07/25/2030(d)		180	183,615
Series 2018-C04, Class 2M2 2.656% (LIBOR 1 Month + 2.55%), 12/25/2030(d)		105	106,808
Home Re Ltd. Series 2018-1, Class M1 1.706% (LIBOR 1 Month + 1.60%), 10/25/2028(c)(d)		44	44,500
Series 2020-1, Class M2 5.356% (LIBOR 1 Month + 5.25%), 10/25/2030(c)(d)		150	153,621
Series 2021-1, Class M1B 1.656% (LIBOR 1 Month + 1.55%), 07/25/2033(c)(d)		250	249,563
Mortgage Insurance-Linked Notes Series 2019-1, Class M1 2.006% (LIBOR 1 Month + 1.90%), 11/26/2029(c)(d)		139	139,181
Series 2019-1, Class M2 3.006% (LIBOR 1 Month + 2.90%), 11/26/2029(c)(d)		150	147,670
Oaktown Re II Ltd. Series 2018-1A, Class M1 1.656% (LIBOR 1 Month + 1.55%), 07/25/2028(c)(d)		31	30,993

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Oaktown Re III Ltd. Series 2019-1A, Class M1B 2.056% (LIBOR 1 Month + 1.95%), 07/25/2029(c)(d)	U.S.$	150	$150,000
Oaktown Re VI Ltd. Series 2021-1A, Class M1A 1.66% (SOFR + 1.65%), 10/25/2033(c)(d)		150	150,782
PMT Credit Risk Transfer Trust Series 2019-3R, Class A 2.811% (LIBOR 1 Month + 2.70%), 10/27/2022(c)(d)		38	37,962
Radnor Re Ltd. Series 2019-1, Class M1B 2.056% (LIBOR 1 Month + 1.95%), 02/25/2029(c)(d)		96	96,193
Series 2019-2, Class M1B 1.856% (LIBOR 1 Month + 1.75%), 06/25/2029(c)(d)		305	305,380
Series 2020-1, Class M1A 1.056% (LIBOR 1 Month + 0.95%), 02/25/2030(c)(d)		150	149,361
Series 2020-1, Class M1B 1.556% (LIBOR 1 Month + 1.45%), 02/25/2030(c)(d)		150	148,088
Series 2020-1, Class M1C 1.856% (LIBOR 1 Month + 1.75%), 02/25/2030(c)(d)		150	146,399
Triangle Re Ltd. Series 2020-1, Class M1C 4.606% (LIBOR 1 Month + 4.50%), 10/25/2030(c)(d)		150	151,086

			6,463,227

Agency Fixed Rate – 0.5%
Federal Home Loan Mortgage Corp. REMICs Series 4913, Class IO 6.00%, 04/15/2041(e)		111	26,148
Series 5080, Class IJ 4.00%, 12/25/2050(e)		825	127,723
Federal National Mortgage Association REMICs Series 2012-120, Class CI 3.50%, 12/25/2031(e)		282	14,844
Series 2016-26, Class IO 5.00%, 05/25/2046(e)		247	41,657
Series 2016-31, Class IO 5.00%, 06/25/2046(e)		313	50,949

26 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-64, Class BI 5.00%, 09/25/2046(e)	U.S.$	42	$6,821

			268,142

Agency Floating Rate – 0.3%
Federal Home Loan Mortgage Corp. REMICs Series 4372, Class JS 5.985% (6.10% – LIBOR 1 Month), 08/15/2044(d)(f)		143	29,759
Series 4906, Class SA 5.944% (6.05% – LIBOR 1 Month), 09/25/2049(d)(f)		142	30,019
Federal National Mortgage Association REMICs Series 2012-17, Class ES 6.444% (6.55% – LIBOR 1 Month), 03/25/2041(d)(f)		123	16,158
Series 2012-17, Class SE 5.844% (5.95% – LIBOR 1 Month), 03/25/2042(d)(f)		85	21,098
Series 2019-25, Class SA 5.944% (6.05% – LIBOR 1 Month), 06/25/2049(d)(f)		70	15,297
Series 2019-42, Class SQ 5.944% (6.05% – LIBOR 1 Month), 08/25/2049(d)(f)		72	13,478

			125,809

Total Collateralized Mortgage Obligations (cost $6,776,602)			6,857,178

GOVERNMENTS - SOVEREIGN AGENCIES – 8.6%
Canada – 8.6%
Canada Housing Trust No. 1 1.95%, 12/15/2025(c)	CAD	4,430	3,745,542
2.65%, 12/15/2028(c)		690	602,579

Total Governments – Sovereign Agencies (cost $4,136,137)			4,348,121

CORPORATES - INVESTMENT GRADE – 8.0%
Financial Institutions – 4.7%
Banking – 3.6%
AIB Group PLC 4.75%, 10/12/2023(c)	U.S.$	200	218,012
Banco de Credito del Peru 3.125%, 07/01/2030(c)		39	38,366

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 5.375%, 04/17/2025(c)	U.S.$	150	$168,802
Banco Santander SA 5.179%, 11/19/2025		200	228,634
Capital One Financial Corp. Series E 3.991% (LIBOR 3 Month + 3.80%), 06/01/2021(d)(g)		36	36,025
CIT Group, Inc. 3.929%, 06/19/2024		15	15,875
Citigroup, Inc. Series Q 4.289% (LIBOR 3 Month + 4.10%), 05/17/2021(d)(g)		64	64,026
Danske Bank A/S 5.375%, 01/12/2024(c)		200	222,804
ING Groep NV 6.875%, 04/16/2022(c)(g)		200	208,780
Morgan Stanley Series G 4.00%, 07/23/2025		125	139,410
Series H 3.794% (LIBOR 3 Month + 3.61%), 07/15/2021(d)(g)		7	7,029
Nationwide Building Society 3.622%, 04/26/2023(c)		200	205,984
PNC Financial Services Group, Inc. (The) Series O 6.75%, 08/01/2021(g)		12	12,153
Santander Holdings USA, Inc. 4.40%, 07/13/2027		108	120,384
Truist Financial Corp. Series P 4.95%, 09/01/2025(g)		107	117,773

			1,804,057

Finance – 0.9%
Aircastle Ltd. 2.85%, 01/26/2028(c)		5	4,908
4.125%, 05/01/2024		8	8,491
4.25%, 06/15/2026		2	2,160
4.40%, 09/25/2023		16	17,132
5.00%, 04/01/2023		3	3,214
5.25%, 08/11/2025(c)		52	57,610
Aviation Capital Group LLC 1.95%, 01/30/2026(c)		4	3,928

28 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

3.50%, 11/01/2027(c)	U.S.$	8	$8,281
3.875%, 05/01/2023(c)		11	11,497
4.125%, 08/01/2025(c)		16	17,128
4.375%, 01/30/2024(c)		26	27,709
5.50%, 12/15/2024(c)		77	86,513
Huarong Finance II Co., Ltd. 4.625%, 06/03/2026(c)		200	147,938
Synchrony Financial 2.85%, 07/25/2022		23	23,565
4.375%, 03/19/2024		15	16,379
4.50%, 07/23/2025		21	23,437

			459,890

Insurance – 0.2%
Voya Financial, Inc. 5.65%, 05/15/2053		101	108,089

REITS – 0.0%
Sabra Health Care LP 4.80%, 06/01/2024		11	12,061

			2,384,097

Industrial – 3.3%
Basic – 0.0%
Arconic Corp. 6.00%, 05/15/2025(c)		15	16,041
Vale Overseas Ltd. 3.75%, 07/08/2030		2	2,095

			18,136

Capital Goods – 0.3%
General Electric Co. 3.45%, 05/01/2027		133	145,324
Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025		7	7,465
4.40%, 03/15/2024		8	8,724

			161,513

Communications - Media – 0.3%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.464%, 07/23/2022		130	135,288
ViacomCBS, Inc. 3.70%, 08/15/2024		26	28,223

			163,511

Consumer Cyclical - Automotive – 0.7%
General Motors Financial Co., Inc. 3.25%, 01/05/2023		75	78,043
3.70%, 05/09/2023		84	88,445

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Harley-Davidson Financial Services, Inc. 3.35%, 06/08/2025(c)	U.S.$	18	$19,119
Hyundai Capital America 5.875%, 04/07/2025(c)		121	139,881
Nissan Motor Acceptance Corp. 2.60%, 09/28/2022(c)		7	7,170
2.80%, 01/13/2022(c)		4	4,055
3.45%, 03/15/2023(c)		6	6,276

			342,989

Consumer Cyclical - Other – 0.0%
Marriott International, Inc./MD Series EE 5.75%, 05/01/2025		14	16,123

Consumer Cyclical - Retailers – 0.1%
Ross Stores, Inc. 4.70%, 04/15/2027		26	29,940

Consumer Non-Cyclical – 0.2%
BAT Capital Corp. 4.70%, 04/02/2027		32	36,085
Cigna Corp. 3.00%, 07/15/2023		60	63,037

			99,122

Energy – 0.8%
Cenovus Energy, Inc. 5.375%, 07/15/2025		28	31,817
Continental Resources, Inc./OK 5.75%, 01/15/2031(c)		41	47,564
Ecopetrol SA 5.875%, 05/28/2045		4	4,256
6.875%, 04/29/2030		45	54,448
Energy Transfer LP 3.90%, 07/15/2026		8	8,654
Energy Transfer Operating LP 5.50%, 06/01/2027		80	92,995
ONEOK, Inc. 2.20%, 09/15/2025		17	17,464
5.85%, 01/15/2026		73	86,122
Plains All American Pipeline LP/PAA Finance Corp. 4.50%, 12/15/2026		16	17,705
4.65%, 10/15/2025		41	45,452

			406,477

30 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Services – 0.0%
Expedia Group, Inc. 6.25%, 05/01/2025(c)	U.S.$	4	$4,655

Technology – 0.5%
Broadcom, Inc. 4.11%, 09/15/2028		100	110,282
NXP BV/NXP Funding LLC 5.55%, 12/01/2028(c)		110	133,190

			243,472

Transportation - Airlines – 0.4%
Delta Air Lines, Inc. 7.00%, 05/01/2025(c)		42	48,861
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(c)		24	25,747
Southwest Airlines Co. 5.25%, 05/04/2025		92	105,398

			180,006

			1,665,944

Total Corporates – Investment Grade (cost $3,719,194)			4,050,041

COMMERCIAL MORTGAGE-BACKED SECURITIES – 7.6%
Non-Agency Fixed Rate CMBS – 6.8%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.652%, 03/10/2037(c)		100	90,606
Barclays Commercial Mortgage Trust Series 2019-C3, Class XA 1.503%, 05/15/2052(e)		995	89,176
Bbcms Mortgage Trust Series 2017-C1, Class XA 1.619%, 02/15/2050(e)		1,485	98,109
CD Mortgage Trust Series 2016-CD1, Class XA 1.528%, 08/10/2049(e)		1,628	95,705
CFCRE Commercial Mortgage Trust Series 2016-C4, Class XA 1.801%, 05/10/2058(e)		91	5,980
Series 2017-C8, Class XA 1.757%, 06/15/2050(e)		340	22,771
Citigroup Commercial Mortgage Trust Series 2015-GC29, Class XA 1.174%, 04/10/2048(e)		2,482	87,565

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-P3, Class XA 1.861%, 04/15/2049(e)	U.S.$	1,091	$66,718
Series 2017-P7, Class XA 1.266%, 04/14/2050(e)		979	48,742
Series 2018-C6, Class XA 0.948%, 11/10/2051(e)		989	50,750
Commercial Mortgage Trust Series 2012-CR5, Class C 4.464%, 12/10/2045(c)		100	99,796
Series 2014-CR16, Class D 5.091%, 04/10/2047(c)		100	93,975
Series 2015-CR27, Class XA 1.063%, 10/10/2048(e)		1,293	45,502
Series 2016-DC2, Class XA 1.112%, 02/10/2049(e)		2,691	100,569
CSAIL Commercial Mortgage Trust Series 2015-C1, Class D 3.905%, 04/15/2050(c)		100	71,934
GS Mortgage Securities Trust Series 2013-GC13, Class D 4.22%, 07/10/2046(c)		100	66,398
Series 2016-GS3, Class XA 1.341%, 10/10/2049(e)		1,356	72,120
Series 2017-GS5, Class XA 0.952%, 03/10/2050(e)		1,533	64,054
Series 2017-GS7, Class XA 1.264%, 08/10/2050(e)		3,415	180,137
Series 2019-GC39, Class XA 1.291%, 05/10/2052(e)		4,681	316,548
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class D 4.847%, 08/15/2046(c)		75	56,670
Series 2014-C21, Class D 4.81%, 08/15/2047(c)		100	96,438
JPMorgan Chase Commercial Mortgage Securities Trust Series 2010-C2, Class A3 4.07%, 11/15/2043(c)		141	140,912
Series 2012-C8, Class E 4.825%, 10/15/2045(c)		100	82,937
Series 2012-LC9, Class G 4.566%, 12/15/2047(c)		100	72,765
Series 2013-LC11, Class B 3.499%, 04/15/2046		110	110,036

32 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C9, Class B 3.708%, 05/15/2046	U.S.$	110	$114,592
UBS Commercial Mortgage Trust Series 2012-C1, Class D 5.754%, 05/10/2045(c)		125	110,019
Series 2017-C1, Class XA 1.685%, 06/15/2050(e)		1,249	87,069
Series 2017-C2, Class XA 1.207%, 08/15/2050(e)		2,610	130,908
Series 2018-C14, Class XA 1.166%, 12/15/2051(e)		981	59,290
Series 2018-C15, Class XA 1.094%, 12/15/2051(e)		922	51,760
Series 2019-C18, Class XA 1.171%, 12/15/2052(e)		1,286	85,071
UBS-Barclays Commercial Mortgage Trust Series 2013-C6, Class D 4.449%, 04/10/2046(c)		81	61,419
Wells Fargo Commercial Mortgage Trust Series 2016-C32, Class XA 1.364%, 01/15/2059(e)		866	41,775
Series 2016-C35, Class XA 2.079%, 07/15/2048(e)		1,214	90,582
Series 2016-LC24, Class XA 1.798%, 10/15/2049(e)		898	60,876
Series 2018-C48, Class XA 1.115%, 01/15/2052(e)		867	51,442
Series 2019-C52, Class XA 1.762%, 08/15/2052(e)		989	101,546
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class D 5.317%, 06/15/2044(c)		60	53,697
Series 2011-C4, Class E 5.317%, 06/15/2044(c)		25	15,250

			3,442,209

Non-Agency Floating Rate CMBS – 0.8%
BFLD Series 2019-DPLO, Class D 1.955% (LIBOR 1 Month + 1.84%), 10/15/2034(c)(d)		59	58,722
Series 2019-DPLO, Class E 2.355% (LIBOR 1 Month + 2.24%), 10/15/2034(c)(d)		10	9,925
CLNY Trust Series 2019-IKPR, Class D 2.14% (LIBOR 1 Month + 2.03%), 11/15/2038(c)(d)		120	117,452

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Great Wolf Trust Series 2019-WOLF, Class D 2.048% (LIBOR 1 Month + 1.93%), 12/15/2036(c)(d)	U.S.$	45	$44,465
Morgan Stanley Capital I Trust Series 2019-BPR, Class D 4.115% (LIBOR 1 Month + 4.00%), 05/15/2036(c)(d)		133	92,419
Starwood Retail Property Trust Series 2014-STAR, Class A 1.585% (LIBOR 1 Month + 1.47%), 11/15/2027(c)(d)		89	65,368

			388,351

Total Commercial Mortgage-Backed Securities (cost $4,013,288)			3,830,560

EMERGING MARKETS - SOVEREIGNS – 1.8%
Egypt – 0.5%
Egypt Government International Bond 5.75%, 05/29/2024(c)		212	224,296

Ghana – 0.4%
Ghana Government International Bond 6.375%, 02/11/2027(c)		200	198,475

Lebanon – 0.0%
Lebanon Government International Bond 6.10%, 10/04/2022(c)(h)(i)		16	1,993

Nigeria – 0.1%
Nigeria Government International Bond 5.625%, 06/27/2022		40	41,295

Oman – 0.4%
Oman Government International Bond 4.875%, 02/01/2025(c)		200	209,475

South Africa – 0.4%
Republic of South Africa Government International Bond 5.875%, 09/16/2025		200	222,600

Total Emerging Markets – Sovereigns (cost $891,606)			898,134

34 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED LOAN OBLIGATIONS – 1.8%
CLO - Floating Rate – 1.8%
Ballyrock CLO 15 Ltd. Series 2021-1A, Class C 3.266% (LIBOR 3 Month + 3.10%), 04/15/2034(c)(d)	U.S.$	250	$249,975
Signal Peak CLO 2 LLC Series 2015-1A, Class AR2 1.168% (LIBOR 3 Month + 0.98%), 04/20/2029(c)(d)		390	389,150
Sixth Street CLO XVII Ltd. Series 2021-17A, Class D 3.343% (LIBOR 3 Month + 3.15%), 01/20/2034(c)(d)		250	250,171

Total Collateralized Loan Obligations (cost $876,447)			889,296

EMERGING MARKETS - TREASURIES – 1.6%
Brazil – 1.6%
Brazil Notas do Tesouro Nacional Series F 10.00%, 01/01/2023 (cost $867,011)	BRL	4,146	804,307

BANK LOANS – 1.4%
Industrial – 1.2%
Capital Goods – 0.0%
Garrett Motion SARL (fka Garrett Motion Inc.) 5.750% (PRIME 1 Month + 2.50%), 09/27/2025(j)	U.S.$	23	22,807

Communications - Media – 0.0%
Nielsen Finance LLC 4.750% (LIBOR 1 Month + 3.75%), 06/04/2025(j)		8	7,835
Univision Communications Inc. 3.750% (LIBOR 1 Month + 2.75%), 03/15/2024(j)		9	8,650

			16,485

Communications - Telecommunications – 0.2%
Crown Subsea Communications Holding, Inc. 04/20/2027(k)		50	49,896
Zacapa SARL 4.703% (LIBOR 3 Month + 4.50%), 07/02/2025(j)		44	43,839

			93,735

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.0%
Navistar, Inc. 3.610% (LIBOR 1 Month + 3.50%), 11/06/2024(j)	U.S.$	23	$22,621

Consumer Non-Cyclical – 0.2%
Froneri International Limited 5.863% (LIBOR 1 Month + 5.75%), 01/31/2028(j)(l)		8	7,863
Kronos Acquisition Holdings Inc. 4.250% (LIBOR 3 Month + 3.75%), 12/22/2026(j)		40	39,316
U.S. Renal Care, Inc. 5.125% (LIBOR 1 Month + 5.00%), 06/26/2026(j)		28	26,951

			74,130

Energy – 0.2%
Enviva Holdings, LP 6.500% (LIBOR 3 Month + 5.50%), 02/17/2026(j)(l)		120	120,600

Other Industrial – 0.1%
Rockwood Service Corporation 4.113% (LIBOR 1 Month + 4.00%), 01/23/2027(j)(l)		3	3,056
RS IVY Holdco., Inc. 6.500% (LIBOR 1 Month + 5.50%), 12/23/2027(j)(l)		30	30,074

			33,130

Services – 0.1%
Amentum Government Services Holdings LLC 3.613% (LIBOR 1 Month + 3.50%), 01/29/2027(j)		3	2,954
Parexel International Corporation 2.863% (LIBOR 1 Month + 2.75%), 09/27/2024(j)		12	12,050
Sabre GLBL, Inc. 4.750% (LIBOR 1 Month + 4.00%), 12/17/2027(j)		10	10,051
Team Health Holdings, Inc. 3.750% (LIBOR 1 Month + 2.75%), 02/06/2024(j)		20	18,214

			43,269

Technology – 0.4%
athenahealth, Inc. 4.453% (LIBOR 3 Month + 4.25%), 02/11/2026(j)		19	18,804

36 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Boxer Parent Company Inc. (fka BMC Software, Inc.) 3.863% (LIBOR 1 Month + 3.75%), 10/02/2025(j)	U.S.$	27	$27,205
Endurance International Group Holdings, Inc. 4.250% (LIBOR 3 Month + 3.50%), 02/10/2028(j)		89	88,295
Peraton Corp. 02/01/2028(k)		10	9,987
4.500% (LIBOR 1 Month + 3.75%), 02/01/2028(j)		10	9,987
Presidio Holdings Inc. 3.620% (LIBOR 1 Month + 3.50%), 01/22/2027(j)		1	535
3.690% (LIBOR 3 Month + 3.50%), 01/22/2027(j)		9	8,855
Solera, LLC (Solera Finance, Inc.) 2.863% (LIBOR 1 Month + 2.75%), 03/03/2023(j)		23	22,507

			186,175

			612,952

Financial Institutions – 0.1%
Insurance – 0.1%
Cross Financial Corp. 4.750% (LIBOR 1 Month + 4.00%), 09/15/2027(j)(l)		50	49,937
Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.) 3.863% (LIBOR 1 Month + 3.75%), 09/03/2026(j)		11	10,725

			60,662

Other Finance – 0.0%
HighTower Holding, LLC 04/21/2028(k)(l)		30	29,963

			90,625

Utility – 0.1%
Electric – 0.1%
Granite Generation LLC 4.75% (LIBOR 1 Month + 3.75%), 11/09/2026(j)		22	21,886
4.75% (LIBOR 3 Month + 3.75%), 11/09/2026(j)		4	4,185

			26,071

Total Bank Loans (cost $726,869)			729,648

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 1.2%
Other ABS - Fixed Rate – 0.8%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-43, Class PT 7.486%, 11/15/2044(m)	U.S.$	6	$5,917
Series 2019-HP1, Class B 3.48%, 12/15/2026(c)		100	102,996
Consumer Loan Underlying Bond CLUB Credit Trust Series 2020-P1, Class B 2.92%, 03/15/2028(c)		100	101,683
Marlette Funding Trust Series 2018-3A, Class C 4.63%, 09/15/2028(c)		91	91,742
SoFi Consumer Loan Program Trust Series 2020-1, Class D 2.94%, 01/25/2029(c)		100	101,428

			403,766

Autos - Fixed Rate – 0.4%
Exeter Automobile Receivables Trust Series 2018-4A, Class E 5.38%, 07/15/2025(c)		115	121,682
Series 2019-1A, Class E 5.20%, 01/15/2026(c)		40	42,508
Series 2019-2A, Class E 4.68%, 05/15/2026(c)		15	15,928
Westlake Automobile Receivables Trust Series 2019-2A, Class E 4.02%, 04/15/2025(c)		14	14,616

			194,734

Total Asset-Backed Securities (cost $584,424)			598,500

GOVERNMENTS - SOVEREIGN BONDS – 0.4%
United Arab Emirates – 0.4%
Abu Dhabi Government International Bond 2.50%, 04/16/2025(c) (cost $198,726)		200	211,250

QUASI-SOVEREIGNS – 0.3%
Quasi-Sovereign Bonds – 0.3%
Mexico – 0.3%
Petroleos Mexicanos 5.35%, 02/12/2028		101	98,854

38 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

5.95%, 01/28/2031	U.S.$	53	$51,166
6.49%, 01/23/2027		22	23,265

Total Quasi-Sovereigns (cost $154,239)			173,285

EMERGING MARKETS - CORPORATE BONDS – 0.3%
Industrial – 0.3%
Basic – 0.0%
Eldorado Gold Corp. 9.50%, 06/01/2024(c)		14	15,260
Volcan Cia Minera SAA 4.375%, 02/11/2026(c)		5	4,920

			20,180

Capital Goods – 0.2%
Embraer Netherlands Finance BV 5.40%, 02/01/2027		91	95,493

Energy – 0.1%
Leviathan Bond Ltd. 6.125%, 06/30/2025(c)		23	25,159

Total Emerging Markets – Corporate Bonds (cost $124,838)			140,832

		Shares
PREFERRED STOCKS – 0.2%
Financial Institutions – 0.2%
Banking – 0.2%
US Bancorp Series F 6.50% (cost $116,679)		4,450	115,789

SHORT-TERM INVESTMENTS – 0.8%
Investment Companies – 0.8%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(n)(o)(p) (cost $422,085)		422,085	422,085

Total Investments – 132.7% (cost $66,407,632)			67,110,186
Other assets less liabilities – (32.7)%			(16,542,288)

Net Assets – 100.0%			$50,567,898

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	2	June 2021	$291,094	$(6,394)

Sold Contracts
10 Yr Mini Japan Government Bond Futures	3	June 2021	415,290	(1,141)
Canadian 10 Yr Bond Futures	12	June 2021	1,360,550	9,516
Euro-BOBL Futures	5	June 2021	809,896	1,678
Euro-Schatz Futures	3	June 2021	404,244	15
U.S. T-Note 2 Yr (CBT) Futures	25	June 2021	5,518,945	4,461
U.S. T-Note 5 Yr (CBT) Futures	1	June 2021	123,938	(40)
U.S. T-Note 10 Yr (CBT) Futures	73	June 2021	9,638,281	123,750

				$131,845

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	CAD	5,491	USD	4,386	07/16/2021	$(81,450)
Deutsche Bank AG	COP	1,305,902	USD	365	05/20/2021	17,439
Deutsche Bank AG	PEN	1,109	USD	300	05/20/2021	7,150
Goldman Sachs Bank USA	BRL	4,591	USD	850	05/04/2021	4,450
Goldman Sachs Bank USA	USD	856	BRL	4,591	05/04/2021	(11,201)
Goldman Sachs Bank USA	BRL	4,591	USD	854	06/02/2021	11,525
HSBC Bank USA	USD	11	IDR	163,286	07/15/2021	143
Morgan Stanley Capital Services, Inc.	RUB	34,655	USD	464	05/25/2021	4,593
State Street Bank & Trust Co.	JPY	2,145	USD	20	05/20/2021	628
State Street Bank & Trust Co.	EUR	443	USD	529	05/27/2021	(3,908)
State Street Bank & Trust Co.	MXN	3,430	USD	170	06/18/2021	1,412
UBS AG	BRL	4,591	USD	800	05/04/2021	(45,650)
UBS AG	USD	850	BRL	4,591	05/04/2021	(4,450)

						$(99,319)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2021	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 36, 5 Year Index, 06/20/2026*	(5.00)%	Quarterly	2.87%	USD 93	$(9,680)	$(9,114)	$(566)

40 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2021	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAHY Series 35, 5 Year Index, 12/20/2025*	5.00%	Quarterly	2.67%	USD 668	$70,030	$33,457	$36,573
Ford Motor Company 4.346% 12/08/2026, 06/20/2024*	5.00	Quarterly	1.76	USD 40	4,186	3,523	663
iTraxx-Xover Series 35, 5 Year Index, 06/20/2026*	5.00	Quarterly	2.49	EUR 1,260	188,665	163,016	25,649

					$253,201	$190,882	$62,319

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation/ (Depreciation)
USD	670	05/24/2021	2.288%	3 Month LIBOR	Semi-Annual/ Quarterly	$(7,472)	$	– 0	–	$(7,472)
CAD	680	05/22/2024	3 Month CDOR	1.985%	Semi-Annual	20,735		– 0	–	20,735
USD	260	05/24/2024	2.206%	3 Month LIBOR	Semi-Annual/ Quarterly	(16,024)		– 0	–	(16,024)

						$(2,761)	$	– 0	–	$(2,761)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	12.50%	USD	500	$(141,258)	$(182,720)	$41,462
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	10	(2,826)	(2,634)	(192)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	18	(5,087)	(4,391)	(696)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	19	(5,369)	(4,588)	(781)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	26	(7,348)	(6,279)	(1,069)

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	12.50%	USD	24	$(6,779)	$(2,025)	$(4,754)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	36	(10,168)	(3,022)	(7,146)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	53	(14,969)	(3,251)	(11,718)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	79	(22,312)	(4,810)	(17,502)
Credit Suisse International
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	9.08	USD	360	(30,476)	(11,272)	(19,204)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	555	(156,750)	(75,552)	(81,198)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	24	(6,778)	(2,015)	(4,763)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	156	(44,060)	(33,436)	(10,624)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	400	(112,974)	(49,207)	(63,767)
JPMorgan Securities, LLC
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	12.50	USD	196	(93,097)	(37,849)	(55,248)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	12	(3,389)	(1,007)	(2,382)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	3	(847)	(180)	(667)

						$(664,487)	$(424,238)	$(240,249)

*	Termination date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs International Markit iBoxx USD Contingent Convertible Liquid Developed Markets AT1 Index TRI	3 Month LIBOR	Maturity	USD	153	06/20/2021	$3,165

42 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate	Maturity	U.S. $ Value at April 30, 2021
HSBC Bank USA†	0.04%	—	$429,007
HSBC Bank USA†	0.04%	—	2,478,000
HSBC Bank USA†	0.04%	—	624,893
HSBC Bank USA†	0.04%	—	4,348,509
HSBC Bank USA†	0.04%	—	1,258,754
HSBC Bank USA†	0.04%	—	841,398

			$9,980,561

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on April 30, 2021.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on the statements of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days			31-90 Days			Greater than 90 Days			Total
Governments – Treasuries	$9,980,561	$	– 0	–	$	– 0	–	$	– 0	–	$9,980,561

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2021, the aggregate market value of these securities amounted to $19,852,199 or 39.3% of net assets.

(d)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2021.

(e)	IO – Interest Only.

(f)	Inverse interest only security.

(g)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(h)	Non-income producing security.

(i)	Defaulted.

(j)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at April 30, 2021.

(k)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(l)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(m)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.01% of net assets as of April 30, 2021, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-43, Class PT 7.486%, 11/15/2044	10/09/2019	$6,003	$5,917	0.01%

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PORTFOLIO OF INVESTMENTS (continued)

(n)	Affiliated investments.

(o)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(p)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

BRL – Brazilian Real

CAD – Canadian Dollar

COP – Colombian Peso

EUR – Euro

IDR – Indonesian Rupiah

JPY – Japanese Yen

MXN – Mexican Peso

PEN – Peruvian Sol

RUB – Russian Ruble

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

LIBOR – London Interbank Offered Rate

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

TBA – To Be Announced

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

April 30, 2021 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $65,985,547)	$66,688,101
Affiliated issuers (cost $422,085)	422,085
Cash	14,818
Cash collateral due from broker	361,135
Foreign currencies, at value (cost $30,148)	29,752
Receivable for investment securities sold	4,732,348
Unaffiliated interest and dividends receivable	520,808
Unrealized appreciation on forward currency exchange contracts	47,340
Receivable for capital stock sold	34,228
Receivable due from Adviser	10,636
Unrealized appreciation on total return swaps	3,165
Affiliated dividends receivable	7

Total assets	72,864,423

Liabilities
Payable for investment securities purchased	11,318,410
Payable for reverse repurchase agreements	9,980,561
Market value on credit default swaps (net premiums received $424,238)	664,487
Unrealized depreciation on forward currency exchange contracts	146,659
Dividends payable	70,460
Payable for capital stock redeemed	37,555
Payable for variation margin on futures	13,893
Transfer Agent fee payable	1,478
Directors’ fees payable	1,060
Distribution fee payable	789
Payable for variation margin on centrally cleared swaps	574
Accrued expenses and other liabilities	60,599

Total liabilities	22,296,525

Net Assets	$50,567,898

Composition of Net Assets
Capital stock, at par	$5,045
Additional paid-in capital	50,102,964
Distributable earnings	459,889

Net Assets	$50,567,898

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$746,387	74,372	$10.04	*

C	$753,503	75,155	$10.03

Advisor	$49,068,008	4,894,983	$10.02

*	The maximum offering price per share for Class A shares was $10.49 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 45

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2021 (unaudited)

Investment Income
Interest (net of foreign taxes withheld of $838)	$708,143
Dividends
Unaffiliated issuers	1,808
Affiliated issuers	74	$710,025

Expenses
Advisory fee (see Note B)	80,724
Distribution fee—Class A	918
Distribution fee—Class C	3,531
Transfer agency—Class A	254
Transfer agency—Class C	208
Transfer agency—Advisor Class	12,393
Custody and accounting	56,203
Administrative	38,815
Audit and tax	30,927
Registration fees	28,155
Legal	17,681
Printing	10,065
Directors’ fees	8,928
Miscellaneous	4,848

Total expenses before interest expense	293,650
Interest expense	3,433

Total expenses	297,083
Less: expenses waived and reimbursed by the Adviser (see Note B)	(185,703)

Net expenses		111,380

Net investment income		598,645

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)		(237,876)
Forward currency exchange contracts		70,056
Futures		436,602
Swaps		465,996
Foreign currency transactions		(243,870)
Net change in unrealized appreciation/depreciation of:
Investments(b)		23,156
Forward currency exchange contracts		(112,059)
Futures		17,468
Swaps		34,289
Foreign currency denominated assets and liabilities		1,561

Net gain on investment and foreign currency transactions		455,323

Net Increase in Net Assets from Operations		$1,053,968

(a)	Net of foreign capital gains taxes of $2,162.

(b)	Net of decrease in accrued foreign capital gains taxes of $587.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2021 (unaudited)		Year Ended October 31, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$598,645		$679,615
Net realized gain (loss) on investment and foreign currency transactions	490,908		(75,216)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(35,585)		248,938

Net increase in net assets from operations	1,053,968		853,337
Distributions to Shareholders
Class A	(13,822)		(7,576)
Class C	(7,734)		(8,867)
Advisor Class	(711,643)		(1,417,004)
Capital Stock Transactions
Net increase	7,465,418		27,840,328
Capital Contributions
Proceeds from third party vendor (see Note E)	– 0	–	3,413

Total increase	7,786,187		27,263,631
Net Assets
Beginning of period	42,781,711		15,518,080

End of period	$50,567,898		$42,781,711

See notes to financial statements.

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STATEMENT OF CASH FLOWS

For the Six Months Ended April 30, 2021 (unaudited)

Cash flows from operating activities
Net increase in net assets from operations		$1,053,968
Reconciliation of net increase in net assets from operations to net decrease in cash from operating activities
Purchases of long-term investments	$(86,838,107)
Purchases of short-term investments	(12,275,458)
Proceeds from disposition of long-term investments	75,383,084
Proceeds from disposition of short-term investments	12,307,467
Net realized gain on investment transactions and foreign currency transactions	(490,908)
Net realized gain on forward currency exchange contracts	70,056
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	35,585
Net accretion of bond discount and amortization of bond premium	345,085
Increase in receivable for investments sold	(4,694,703)
Increase in interest receivable	(167,870)
Decrease in affiliated dividends receivable	5
Decrease in receivable due from Adviser	5,398
Decrease in cash collateral due from broker	150,311
Increase in payable for investments purchased	879,330
Increase in Transfer Agent fee payable	26
Increase in distribution fee payable	255
Decrease in Directors’ fee payable	(452)
Decrease in accrued expenses	(23,107)
Proceeds on swaps, net	103,020
Proceeds for exchange-traded derivatives settlements, net	930,934

Total adjustments		(14,280,049)

Net cash provided by (used in) operating activities		(13,226,081)
Cash flows from financing activities
Subscriptions of capital stock, net	7,347,121
Cash dividends paid (net of dividend reinvestments)†	(521,817)
Increase in reverse repurchase agreements	6,630,283

Net cash provided by (used in) financing activities		13,455,587
Effect of exchange rate on cash		(242,309)

Net decrease in cash		(12,803)
Cash at beginning of period		57,373

Cash at end of period		$44,570

Supplemental disclosure of cash flow information
† Reinvestment of dividends	$197,316
Interest expense paid during the period	$2,494
In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its significant investments in reverse repurchase agreements throughout the period.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

April 30, 2021 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Short Duration Income Portfolio (the “Fund”), a non-diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock

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NOTES TO FINANCIAL STATEMENTS (continued)

Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most

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NOTES TO FINANCIAL STATEMENTS (continued)

foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2021:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$27,141,581		$	– 0	–	$27,141,581
Corporates – Non-Investment Grade		– 0	–	7,987,274			– 0	–	7,987,274
Mortgage Pass-Throughs		– 0	–	7,912,305			– 0	–	7,912,305
Collateralized Mortgage Obligations		– 0	–	6,857,178			– 0	–	6,857,178
Governments – Sovereign Agencies		– 0	–	4,348,121			– 0	–	4,348,121
Corporates – Investment Grade		– 0	–	4,050,041			– 0	–	4,050,041
Commercial Mortgage-Backed Securities		– 0	–	3,830,560			– 0	–	3,830,560
Emerging Markets – Sovereigns		– 0	–	898,134			– 0	–	898,134
Collateralized Loan Obligations		– 0	–	889,296			– 0	–	889,296
Emerging Markets – Treasuries		– 0	–	804,307			– 0	–	804,307
Bank Loans		– 0	–	488,155			241,493		729,648
Asset-Backed Securities		– 0	–	598,500			– 0	–	598,500
Governments – Sovereign Bonds		– 0	–	211,250			– 0	–	211,250
Quasi-Sovereigns		– 0	–	173,285			– 0	–	173,285
Emerging Markets – Corporate Bonds		– 0	–	140,832			– 0	–	140,832
Preferred Stocks		115,789		– 0	–		– 0	–	115,789
Short-Term Investments		422,085		– 0	–		– 0	–	422,085

Total Investments in Securities		537,874		66,330,819			241,493		67,110,186

Other Financial Instruments(a):
Assets:
Futures		139,420		– 0	–		– 0	–	139,420	(b)
Forward Currency Exchange Contracts		– 0	–	47,340			– 0	–	47,340
Centrally Cleared Credit Default Swaps		– 0	–	262,881			– 0	–	262,881	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	20,735			– 0	–	20,735	(b)
Total Return Swaps		– 0	–	3,165			– 0	–	3,165
Liabilities:
Futures		(7,575)		– 0	–		– 0	–	(7,575	)(b)
Forward Currency Exchange Contracts		– 0	–	(146,659)			– 0	–	(146,659)
Centrally Cleared Credit Default Swaps		– 0	–	(9,680)			– 0	–	(9,680	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(23,496)			– 0	–	(23,496	)(b)
Credit Default Swaps		– 0	–	(664,487)			– 0	–	(664,487)
Reverse Repurchase Agreements		(9,980,561)		– 0	–		– 0	–	(9,980,561)

Total		$(9,310,842)		$65,820,618			$241,493		$56,751,269

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NOTES TO FINANCIAL STATEMENTS (continued)

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for the current tax year and has concluded that no provision for income tax is required in the Fund’s financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

9. Offering Expenses

Offering expenses of $61,122 were deferred and amortized on a straight line basis over a one year period starting from December 12, 2018 (commencement of operations).

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .35% of the first $2.5 billion of the Fund’s average daily net assets and .30% of the excess over $2.5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to .65%, 1.45% and .45% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. For the six months ended April 30, 2021, such reimbursement/waivers amounted to $146,596. The Expense Caps may not be terminated by the Adviser before January 31, 2022. Any fees waived and expenses borne by the Adviser through January 20, 2021 may be reimbursed by Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amounted to $265,740, $306,046 and $63,883 for the years ended October 31, 2019 and October 31, 2020, and the period ended April 30, 2021, respectively. In any case, no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the Expense Caps’ net fee percentage set forth above.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2021, the Adviser voluntarily agreed to waive such fees in the amount of $38,815.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $9,000 for the six months ended April 30, 2021.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $0 from the sale of Class A shares and received $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2021.

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The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2021, such waiver amounted to $292.

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2021 is as follows:

Fund	Market Value 10/31/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$430	$12,175	$12,183	$422	$0	*

*	Amount is less than $500.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings (and related transactions). As a result, as of May 20, 2021, AXA no longer owns shares of Equitable.

Sales that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

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NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .20% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $1,515 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2021 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$14,266,307	$2,656,601
U.S. government securities	72,576,460	72,694,400

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$1,784,998
Gross unrealized depreciation	(1,227,444)

Net unrealized appreciation	$557,554

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure

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to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2021, the Fund held futures for hedging and non-hedging purposes.

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•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2021, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the

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Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2021, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront

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premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended April 30, 2021, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended April 30, 2021, the Fund held total return swaps for non-hedging purposes.

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The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended April 30, 2021, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$139,420	*	Receivable/Payable for variation margin on futures	$7,575	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	62,885	*	Receivable/Payable for variation margin on centrally cleared swaps	566	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	20,735	*	Receivable/Payable for variation margin on centrally cleared swaps	23,496	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	47,340		Unrealized depreciation on forward currency exchange contracts	146,659

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	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Credit contracts			Market value on credit default swaps	$664,487

Credit contracts	Unrealized appreciation on total return swaps	$3,165

Total		$273,545		$842,783

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$436,602	$17,468

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	70,056	(112,059)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(6,860)	3,882

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	472,856	30,407

Total		$972,654	$(60,302)

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The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2021:

Futures:
Average notional amount of buy contracts	$2,181,678
Average notional amount of sale contracts	$18,390,957
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,089,373
Average principal amount of sale contracts	$6,739,606
Centrally Cleared Interest Rate Swaps:
Average notional amount	$1,462,664
Credit Default Swaps:
Average notional amount of sale contracts	$2,496,711
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$201,029
Average notional amount of sale contracts	$4,282,368
Total Return Swaps:
Average notional amount	$150,000

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Deutsche Bank AG	$24,589	$	– 0	–	$	– 0	–	$	– 0	–	$24,589
Goldman Sachs Bank USA/Goldman Sachs International	19,140		(19,140)			– 0	–		– 0	–	– 0	–
HSBC Bank USA	143		– 0	–		– 0	–		– 0	–	143
Morgan Stanley Capital Services, Inc.	4,593		– 0	–		– 0	–		– 0	–	4,593
State Street Bank & Trust Co.	2,040		(2,040)			– 0	–		– 0	–	– 0	–

Total	$50,505		$(21,180)		$	– 0	–	$	– 0	–	$29,325	^

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*		Net Amount of Derivative Liabilities
Citibank, NA/Citigroup Global Markets, Inc.	$297,566	$	– 0	–	$	– 0	–	$(267,135)		$30,431
Credit Suisse International	187,226		– 0	–		– 0	–	(187,226)		– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	175,013		(19,140)			– 0	–	– 0	–	155,873
JPMorgan Securities, LLC	96,486		– 0	–		– 0	–	– 0	–	96,486
Morgan Stanley & Co. International PLC	847		– 0	–		– 0	–	– 0	–	847
State Street Bank & Trust Co.	3,908		(2,040)			– 0	–	– 0	–	1,868
UBS AG	50,100		– 0	–		– 0	–	– 0	–	50,100

Total	$811,146		$(21,180)		$	– 0	–	$(454,361)		$335,605	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

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The Fund may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended April 30, 2021, the Fund earned drop income of $8,589 which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended April 30, 2021, the average amount of reverse repurchase agreements outstanding was $6,180,780 and the daily weighted average interest rate was 0.12%. At April 30, 2021, the Fund had reverse repurchase agreements outstanding in the amount of $9,980,561 as reported on the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of April 30, 2021:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
HSBC Bank USA	$9,980,561	$(9,774,787)	$205,774

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

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NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31, 2020

Class A
Shares sold	114,281	73,345	$1,153,825	$720,666

Shares issued in reinvestment of dividends	932	271	9,381	2,684

Shares redeemed	(78,136)	(37,321)	(779,812)	(372,260)

Net increase	37,077	36,295	$383,394	$351,090

Class C
Shares sold	18,536	74,937	$186,332	$734,576

Shares issued in reinvestment of dividends	734	845	7,386	8,352

Shares redeemed	(17,491)	(3,406)	(176,374)	(34,020)

Net increase	1,779	72,376	$17,344	$708,908

Advisor Class
Shares sold	825,964	3,398,430	$8,280,355	$33,761,871

Shares issued in reinvestment of dividends	17,971	13,829	180,549	136,589

Shares redeemed	(138,774)	(720,437)	(1,396,224)	(7,118,130)

Net increase	705,161	2,691,822	$7,064,680	$26,780,330

At April 30, 2021, the Adviser owns approximately 49% of the Fund’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Fund’s performance.

During the year ended October 31, 2020, a third party vendor reimbursed the Fund $3,413 for losses incurred due to a pricing error. This amount is presented in the Fund’s statement of changes in net assets.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

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NOTES TO FINANCIAL STATEMENTS (continued)

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal

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NOTES TO FINANCIAL STATEMENTS (continued)

sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

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NOTES TO FINANCIAL STATEMENTS (continued)

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

LIBOR Transition and Associated Risk—A Fund may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

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NOTES TO FINANCIAL STATEMENTS (continued)

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2021.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2021 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2020 and October 31, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$1,419,417	$547,042
Net long-term capital gains	14,030	– 0	–

Total taxable distributions paid	$1,433,447	$547,042

As of October 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(538,834	)(a)
Unrealized appreciation/(depreciation)	738,836	(b)

Total accumulated earnings/(deficit)	$200,002	(c)

(a)	As of October 31, 2020, the cumulative deferred loss on straddles was $538,834.

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NOTES TO FINANCIAL STATEMENTS (continued)

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of swaps, the tax deferral of losses on wash sales, and the amortization on callable bonds.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2020, the Fund had no short-term capital loss carryforward.

NOTE J

Subsequent Events

As of April 30, 2021, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Effective May 31, 2021, Class C shares will automatically convert to Class A shares after eight years instead of ten years.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended April 30, 2021		Year Ended October 31, 2020		December 12, 2018(a) to October 31, 2019

Net asset value, beginning of period	$ 9.95		$ 10.35		$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.12		.23		.28

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.12		(.28	)(d)	.42

Capital contributions	– 0	–	.16		– 0	–

Net increase in net asset value from operations	.24		.11		.70

Less: Dividends and Distributions

Dividends from net investment income	(.15)		(.38)		(.35)

Distributions from net realized gain on investment transactions	– 0	–	(.13)		– 0	–

Total dividends and distributions	(.15)		(.51)		(.35)

Net asset value, end of period	$ 10.04		$ 9.95		$ 10.35

Total Return

Total investment return based on net asset value(e)	2.41%		1.17%		7.09%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$746		$371		$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	.66	%^	.68%		.70	%^

Expenses, before waivers/reimbursements(f)	1.47	%^	1.77%		3.18	%^

Net investment income(c)	2.41	%^	2.28%		3.14	%^

Portfolio turnover rate**	125%		336%		178%

Portfolio turnover rate (including securities sold short)**	N/A		336%		181%

See footnote summary on page 78.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended April 30, 2021		Year Ended October 31, 2020		December 12, 2018(a) to October 31, 2019

Net asset value, beginning of period	$ 9.95		$ 10.34		$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.08		.09		.21

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.11		(.04	)(d)	.41

Net increase in net asset value from operations	.19		.05		.62

Less: Dividends and Distributions

Dividends from net investment income	(.11)		(.31)		(.28)

Distributions from net realized gain on investment transactions	– 0	–	(.13)		– 0	–

Total dividends and distributions	(.11)		(.44)		(.28)

Net asset value, end of period	$ 10.03		$ 9.95		$ 10.34

Total Return

Total investment return based on net asset value(e)	1.90%		.51%		6.23%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$754		$730		$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	1.46	%^	1.48%		1.49	%^

Expenses, before waivers/reimbursements(f)	2.27	%^	2.57%		4.02	%^

Net investment income(c)	1.61	%^	.93%		2.34	%^

Portfolio turnover rate**	125%		336%		178%

Portfolio turnover rate (including securities sold short)**	N/A		336%		181%

See footnote summary on page 78.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended April 30, 2021		Year Ended October 31, 2020		December 12, 2018(a) to October 31, 2019

Net asset value, beginning of period	$ 9.95		$ 10.35		$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.13		.21		.30

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.10		(.08	)(d)	.41

Net increase in net asset value from operations	.23		.13		.71

Less: Dividends and Distributions

Dividends from net investment income	(.16)		(.40)		(.36)

Distributions from net realized gain on investment transactions	– 0	–	(.13)		– 0	–

Total dividends and distributions	(.16)		(.53)		(.36)

Net asset value, end of period	$ 10.02		$ 9.95		$ 10.35

Total Return

Total investment return based on net asset value(e)	2.31%		1.34%		7.25%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$49,068		$41,681		$15,498

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	.46	%^	.48%		.49	%^

Expenses, before waivers/reimbursements(f)	1.27	%^	1.68%		2.99	%^

Net investment income(c)	2.62	%^	2.13%		3.31	%^

Portfolio turnover rate**	125%		336%		178%

Portfolio turnover rate (including securities sold short)**	N/A		336%		181%

See footnote summary on page 78.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The expense ratios presented below exclude interest expense:

	Six Months Ended April 30, 2021		Year Ended October 31, 2020	December 12, 2018(a) to October 31, 2019
Class A
Net of waivers/reimbursements	.65	%^	.65%	.65	%^
Before waivers/reimbursements	1.46	%^	1.73%	3.13	%^
Class C
Net of waivers/reimbursements	1.45	%^	1.45%	1.45	%^
Before waivers/reimbursements	2.26	%^	2.54%	3.97	%^
Advisor Class
Net of waivers/reimbursements	.45	%^	.45%	.45	%^
Before waivers/reimbursements	1.25	%^	1.64%	2.95	%^

^	Annualized.

**	The Fund accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Scott A. DiMaggio(2), Vice President Gershon M. Distenfeld(2), Vice President Matthew S. Sheridan(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Short Duration Income Investment team. Messrs. DiMaggio, Distenfeld and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement and New Advisory Agreements

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Short Duration Income Portfolio (the “Fund”) at a meeting held by video conference on November 3-5, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. The Adviser had not requested any reimbursements from the Fund since the Fund’s inception. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for the fiscal period ended December 31, 2018 and calendar year 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-year period ended July 31, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the

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Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures for a fund, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were

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lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains a breakpoint that reduces the fee rate on assets above a specified level. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed the breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to April 30, 2021, High Yield Portfolio was named FlexFee High Yield Portfolio.

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NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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AB SHORT DURATION INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SDI-0152-0421

APR    04.30.21

SEMI-ANNUAL REPORT

AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Tax-Aware Fixed Income Opportunities Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 1

SEMI-ANNUAL REPORT

June 9, 2021

This report provides management’s discussion of fund performance for the AB Tax-Aware Fixed Income Opportunities Portfolio for the semi-annual reporting period ended April 30, 2021.

The investment objective of the Fund is to seek to maximize after-tax return and income.

NAV RETURNS AS OF APRIL 30, 2021 (unaudited)

	6 Months	12 Months

AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO

Class A Shares	8.03%	20.82%

Class C Shares	7.64%	19.93%

Advisor Class Shares[1]	8.07%	21.12%

Bloomberg Barclays Municipal Bond Index	2.62%	7.75%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays Municipal Bond Index, for the six- and 12-month periods ended April 30, 2021.

All share classes of the Fund outperformed the benchmark during both periods, before sales changes. During the six-month period, overweights to municipal credit contributed, relative to the benchmark. Security selection within the state general obligation (“GO”) sector contributed, while selection in multi-family housing detracted. An overweight to Consumer Price Index (“CPI”) swaps contributed.

For the 12-month period, overweights to municipal credit contributed. Security selection within the state GO sector contributed, while selection in multi-family housing detracted. An overweight to CPI swaps contributed, as inflation expectations increased during the period.

The Fund utilized derivatives in the form of credit default swaps for hedging and investment purposes, which detracted from absolute performance for both periods. Interest rate swaps and CPI swaps were utilized for hedging purposes and added over both periods.

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MARKET REVIEW AND INVESTMENT STRATEGY

During the six-month period ended April 30, 2021, the US economy moved closer to a full reopening and equity markets continued to rally, while interest rates and inflation expectations rose in anticipation of stronger growth ahead. The yield on the 10-year US Treasury rose 72 basis points (“b.p.”) in 2021, to 1.64% as of April 30, 2021. On the bright side for muni investors is that the 10-year AAA municipal bond yield rose just 28 b.p. to 0.99% in the same period—less than half as much as the 10-year Treasury. Through April, municipals posted positive absolute returns of 0.48%, and higher returns, relative to other fixed-income asset classes, such as US Treasuries and US investment-grade corporates, which both posted negative returns. The two main catalysts behind the municipal market’s outperformance were strong investor demand and generally improving fundamentals among municipal issuers. During the first four months of 2021, investors poured $42 billion into the market, on pace for a new calendar-year record, and marked 12 consecutive months of inflows following the dramatic sell-off in municipals associated with the 2020 pandemic.

Demand for income was very apparent during the quarter, as BBB-rated and high-yield credit spreads compressed—53 b.p. and 71 b.p., respectively—leading to outperformance by those credit indices versus high-grade counterparts. Investor concerns around issuer credit fundamentals were calmed by a combination of much better-than-expected tax revenue collections, as well as a bevy of stimulus for municipal issuers from the federal government. Municipalities benefited from three separate stimulus packages. First, the CARES Act supplied a much needed $347 billion to issuers, and this has since been supplemented by a package passed in late December 2020, which had $167 billion appropriated for various municipal sectors. Finally, the American Rescue Plan Act of 2021 supplied $649 billion for issuers. Public rating agencies reacted to the positive credit trends, evidenced by S&P 500’s removal of several noteworthy negative outlooks on large sectors, including state and local government, school districts, mass transit, airports, toll roads and specific issuers such as the state of Illinois.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek investments in attractive after-tax returns such as municipal and taxable fixed-income and selective below investment-grade bonds. The Team seeks to manage interest-rate exposure by focusing on lower-rated municipal and corporate bonds.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values

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insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of April 30, 2021, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 2.10% and 0.00%, respectively.

INVESTMENT POLICIES

The Fund pursues its objective by investing principally in a national portfolio of both municipal and taxable fixed-income securities. The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund also invests, under normal circumstances, at least 65% of its total assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers. The income earned and distributed to shareholders on non-municipal securities would not be exempt from federal income tax. The Fund may invest in fixed-income securities rated below investment grade (commonly known as “junk bonds”), although such securities are not expected to be the Fund’s primary focus.

The Adviser selects securities for the Fund based on a variety of factors, including credit quality, maturity, diversification benefits, and the relative expected after-tax returns of taxable and municipal securities (considering federal tax rates and without regard to state and local income taxes). As the objective is to increase the after-tax return of the Fund, an investor in the Fund may incur a tax liability that will generally be greater than the same investor would have in a fund investing exclusively in municipal securities, and that will be higher if the investor is in a higher tax bracket. In addition, the tax implications of the Fund’s trading activity, such as realizing taxable gains, are considered in making purchase and sale decisions for the Fund. The Fund may invest in fixed-income securities of any maturity from short- to long-term.

The Fund may also invest in forward commitments; zero-coupon municipal securities; and variable-, floating- and inverse-floating-rate municipal securities.

The Fund may use derivatives, such as swaps, options, futures contracts and forwards, to achieve its investment strategies. For example,

(continued on next page)

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the Fund may enter into tender option bonds and credit default and interest rate swaps relating to municipal and taxable fixed-income securities or securities indices. Derivatives may provide more efficient and economical exposure to fixed-income securities markets than direct investments.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that, including public health crises (including the occurrence of a contagious disease or illness), affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments and negative performance of the junk bond market generally and may be more difficult to trade than other types of securities.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of

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DISCLOSURES AND RISKS (continued)

municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the US federal income tax treatment of certain types of municipal securities.

The Fund invests, from time to time, in the municipal securities of Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn during the 2007-2009 recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment, including as a result of the COVID-19 pandemic. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may experience continued volatility.

Tax Risk: From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

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DISCLOSURES AND RISKS (continued)

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

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DISCLOSURES AND RISKS (continued)

These and other risks are more fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns and the Fund’s returns shown in the line graphs reflect the applicable sales charges for each share class: a 3% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to their different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	20.82%	17.25%

5 Years	3.74%	3.11%

Since Inception[1]	4.30%	3.87%

CLASS C SHARES

1 Year	19.93%	18.93%

5 Years	2.97%	2.97%

Since Inception[1]	3.53%	3.53%

ADVISOR CLASS SHARES[2]

1 Year	21.12%	21.12%

5 Years	4.00%	4.00%

Since Inception[1]	4.57%	4.57%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.26%, 2.00% and 0.99% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios, exclusive of expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, brokerage commissions and other transaction costs, to 0.75%, 1.50% and 0.50% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to January 31, 2022, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 12/11/2013.

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	12.80%

5 Years	3.09%

Since Inception[1]	3.77%

CLASS C SHARES

1 Year	14.38%

5 Years	2.94%

Since Inception[1]	3.43%

ADVISOR CLASS SHARES[2]

1 Year	16.54%

5 Years	3.97%

Since Inception[1]	4.47%

1	Inception date: 12/11/2013.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,080.30	$3.97	0.77%
Hypothetical**	$1,000	$1,020.98	$3.86	0.77%
Class C
Actual	$1,000	$1,076.40	$7.83	1.52%
Hypothetical**	$1,000	$1,017.26	$7.60	1.52%
Advisor Class
Actual	$1,000	$1,080.70	$2.68	0.52%
Hypothetical**	$1,000	$1,022.22	$2.61	0.52%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 13

PORTFOLIO SUMMARY

April 30, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $115.2

1

All data are as of April 30, 2021. The Fund’s quality rating and state breakdowns are expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 1.7% in 24 different states, American Samoa, District of Columbia and Guam.

14 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

April 30, 2021 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 79.5%
Long-Term Municipal Bonds – 79.5%
Alabama – 0.7%
County of Jefferson AL Sewer Revenue Series 2013D 6.00%, 10/01/2042	$110	$128,393
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 5.25%, 05/01/2044(a)	595	691,337

		819,730

American Samoa – 0.1%
American Samoa Economic Development Authority (Territory of American Samoa) 7.125%, 09/01/2038(a)	135	167,274

Arizona – 0.6%
Arizona Industrial Development Authority Series 20192 – Class A 3.625%, 05/20/1933	200	229,223
Arizona Industrial Development Authority (Legacy Cares, Inc.) Series 2020 7.75%, 07/01/2050(a)	200	221,397
Arizona Industrial Development Authority (Pinecrest Academy of Nevada) Series 2020A 4.00%, 07/15/2050(a)	100	105,234
Industrial Development Authority of the City of Phoenix (The) (GreatHearts Arizona Obligated Group) Series 2014 5.00%, 07/01/2044	100	107,472

		663,326

California – 6.5%
Alameda Corridor Transportation Authority Series 2016B 5.00%, 10/01/2037	175	205,947
California Community Housing Agency (California Community Housing Agency Aster Apartments) Series 2021A 4.00%, 02/01/2056(a)	100	110,429

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021 4.00%, 02/01/2056(a)	$250	$277,013
California Health Facilities Financing Authority (Lucile Salter Packard Children’s Hospital at Stanford Obligated Group) Series 2022A 4.00%, 05/15/2051(b)	1,500	1,686,401
California Housing Finance Series 20192 4.00%, 03/20/1933	157	183,685
California Municipal Finance Authority (CHF-Riverside II LLC) 5.00%, 05/15/2040	250	303,956
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 11/21/2045(a)	250	264,860
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2018A 5.50%, 12/01/2058(a)	250	296,200
City of Los Angeles Department of Airports Series 2020C 5.00%, 05/15/2039	1,000	1,276,852
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) 4.00%, 10/01/2056(a)	200	213,790
Golden State Tobacco Securitization Corp. Series 2018A 5.00%, 06/01/2047	1,305	1,348,252
University of California Series 2022S 5.00%, 05/15/2036(b)	1,000	1,301,595

		7,468,980

Colorado – 2.1%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/2032	615	656,629

16 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Colorado Health Facilities Authority (Parkview Medical Center, Inc. Obligated Group) Series 2015B 5.00%, 09/01/2030	$200	$230,556
Copper Ridge Metropolitan District 5.00%, 12/01/2039	500	530,852
Douglas County Housing Partnership (Bridgewater Castle Rock ALF LLC) 5.375%, 01/01/2041(a)	250	245,959
Pueblo Urban Renewal Authority Series 2021B Zero Coupon, 12/01/2025(a)	260	220,941
Vauxmont Metropolitan District AGM 5.00%, 12/15/2028-12/01/2050	480	570,586

		2,455,523

Connecticut – 0.7%
City of New Haven CT Series 2018A 5.50%, 08/01/2038	615	756,844

District of Columbia – 0.3%
District of Columbia (Friendship Public Charter School, Inc.) Series 2016A 5.00%, 06/01/2041	100	114,122
District of Columbia Tobacco Settlement Financing Corp. Zero Coupon, 06/15/2055	2,500	225,886

		340,008

Florida – 5.2%
Bexley Community Development District Series 2016 4.875%, 05/01/2047	100	107,480
Capital Trust Agency, Inc. (Educational Growth Fund LLC) 5.00%, 07/01/2056(a)	100	112,525
Citizens Property Insurance, Inc. Series 2015A 5.00%, 06/01/2022	310	318,711
City of Tampa FL (State of Florida Cigarette Tax Revenue) Series 2020A Zero Coupon, 09/01/2053	1,000	298,395

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

County of Lake FL (Waterman Communities, Inc.) 3.375%, 08/15/2026	$100	$100,523
County of Miami-Dade FL (County of Miami-Dade FL Non-Ad Valorem) Series 2015A 5.00%, 06/01/2028	780	916,551
County of Miami-Dade FL Aviation Revenue Series 2015A 5.00%, 10/01/2031	265	308,759
County of Osceola FL Transportation Revenue Series 2020A Zero Coupon, 10/01/2036	230	147,523
Florida Municipal Power Agency 1.425%, 10/01/2026	1,000	1,002,204
North Broward Hospital District Series 2017B 5.00%, 01/01/2037-01/01/2048	270	316,539
Pinellas County Industrial Development Authority 5.00%, 07/01/2039	505	598,455
State Board of Administration Finance Corp. Series 2020A 1.258%, 07/01/2025	175	176,629
1.705%, 07/01/2027	120	121,069
Town of Davie FL (Nova Southeastern University, Inc.) Series 2018 5.00%, 04/01/2048	655	760,220
Village Community Development District No. 13 3.55%, 05/01/2039	630	675,773

		5,961,356

Georgia – 0.4%
City of Atlanta GA Department of Aviation Series 2012A 5.00%, 01/01/2031	310	319,492
Municipal Electric Authority of Georgia 5.00%, 01/01/2038	100	121,889

		441,381

Guam – 0.2%
Territory of Guam 5.00%, 11/15/2031	225	251,241

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Illinois – 7.1%
Chicago Board of Education Series 2012A 5.00%, 12/01/2042	$240	$250,284
Series 2019A 5.00%, 12/01/2029-12/01/2030	200	247,851
Series 2019B 5.00%, 12/01/2033	100	122,246
Chicago O’Hare International Airport Series 2015C 5.00%, 01/01/2034	335	382,619
Series 2017B 5.00%, 01/01/2035	725	876,702
Illinois Finance Authority (Illinois Institute of Technology) 4.00%, 09/01/2035	100	113,867
Illinois Finance Authority (Park Place of Elmhurst Obligated Group) 5.125%, 05/15/2060	77	76,521
Illinois Finance Authority (Plymouth Place, Inc.) Series 2015 5.25%, 05/15/2050	100	118,754
Illinois Finance Authority (Silver Cross Hospital Obligated Group) Series 2015C 5.00%, 08/15/2035	250	284,045
Metropolitan Pier & Exposition Authority 5.00%, 06/15/2050	640	768,239
Series 2015B 5.00%, 12/15/2045	600	680,185
State of Illinois Series 2013 5.50%, 07/01/2025	270	297,649
Series 2016 5.00%, 02/01/2024	375	419,185
Series 2017D 5.00%, 11/01/2026-11/01/2027	930	1,124,859
Series 2018A 5.00%, 10/01/2027	1,000	1,222,785
Series 2019B 5.00%, 11/01/2031	1,000	1,244,831

		8,230,622

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Indiana – 0.7%
Indiana Finance Authority (Marquette Manor) Series 2015A 5.00%, 03/01/2030	$190	$209,849
Indiana Finance Authority (Ohio River Bridges) Series 2013A 5.00%, 07/01/2040	100	108,782
Indiana Finance Authority (RES Polyflow Indiana LLC) 7.00%, 03/01/2039(a)	350	329,403
Indiana Housing & Community Development Authority (Vita of Marion LLC) Series 2021B 4.00%, 04/01/2024	100	100,543

		748,577

Iowa – 0.3%
Iowa Finance Authority (Lifespace Communities, Inc. Obligated Group) Series 2018A 5.00%, 05/15/2048	325	369,829

Kentucky – 2.0%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) 4.00%, 02/01/2034	385	423,138
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017B 5.00%, 08/15/2037	175	209,705
Kentucky Economic Development Finance Authority (CommonSpirit Health) Series 2019A 4.00%, 08/01/2039	160	183,703
Kentucky Economic Development Finance Authority (Masonic Homes of Kentucky, Inc. Obligated Group) Series 2012 5.375%, 11/15/2042	65	65,458

20 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.00%, 06/01/2037	$425	$480,340
Kentucky Public Energy Authority (BP PLC) Series 2020A 4.00%, 12/01/2050	600	692,918
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2016 5.00%, 10/01/2033	225	269,463

		2,324,725

Louisiana – 2.5%
City of New Orleans LA Water System Revenue Series 2014 5.00%, 12/01/2034 (Pre-refunded/ETM)	100	116,156
Louisiana Local Government Environmental Facilities & Community Development Auth (Woman’s Hospital Foundation) Series 2017 5.00%, 10/01/2036	675	808,074
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014A 7.50%, 07/01/2023(c)(d)	250	3
Louisiana Public Facilities Authority (Louisiana State University & Agricultural & Mechanical College Auxiliary Revenue) 5.00%, 07/01/2059	1,335	1,610,512
New Orleans Aviation Board Series 2017B 5.00%, 01/01/2043	215	253,656
Parish of St. James LA (NuStar Logistics LP) Series 20202 6.35%, 07/01/2040(a)	100	128,922

		2,917,323

Maine – 0.2%
Finance Authority of Maine (Casella Waste Systems, Inc.) Series 2017 5.25%, 01/01/2025(a)	100	111,820

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Maine Health & Higher Educational Facilities Authority Series 2011 7.50%, 07/01/2032 (Pre-refunded/ETM)	$165	$166,927

		278,747

Maryland – 2.3%
City of Baltimore MD (East Baltimore Research Park Project) Series 2017A 5.00%, 09/01/2038	150	163,459
Maryland Economic Development Corp. (Air Cargo Obligated Group) 4.00%, 07/01/2044	600	682,992
Maryland Economic Development Corp. (Bowie State University) 5.00%, 07/01/2055	1,000	1,181,565
Maryland Health & Higher Educational Facilities Authority (Adventist Healthcare Obligated Group) 5.00%, 01/01/2036(b)	500	608,003

		2,636,019

Massachusetts – 1.0%
Massachusetts Development Finance Agency (Merrimack College) Series 2014 5.125%, 07/01/2044	620	681,597
Massachusetts Development Finance Agency (Zero Waste Solutions LLC) Series 2017 8.00%, 12/01/2022(e)	325	312,862
Series 2017A 7.75%, 12/01/2044(e)	140	136,580

		1,131,039

Michigan – 1.3%
City of Detroit MI 5.00%, 04/01/2038	75	87,325
Series 2021B 3.644%, 04/01/2034	200	199,328
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) Series 2012A 5.00%, 07/01/2022	115	121,328

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Michigan Finance Authority (Michigan Finance Authority Tobacco Settlement Revenue) Series 2020A 3.267%, 06/01/2039	$1,000	$1,050,944
Series 2020B Zero Coupon, 06/01/2065	100	12,869
Michigan Tobacco Settlement Finance Authority (Tobacco Settlement Financing Corp./MI) Series 2008C Zero Coupon, 06/01/2058	1,450	73,315

		1,545,109

Minnesota – 0.4%
City of Minneapolis MN/St. Paul Housing & Redevelopment Authority (Allina Health Obligated Group) NATL 0.09%, 08/01/2028(f)	400	388,500
City of Wayzata MN (Wayzata Bay Senior Housing, Inc.) 5.00%, 08/01/2049	105	111,125

		499,625

Mississippi – 0.3%
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Care Obligated Group) Series 2016A 5.00%, 09/01/2036	250	287,534

Missouri – 0.3%
Kansas City Industrial Development Authority 5.00%, 07/01/2040(a)	190	193,958
Lee’s Summit Industrial Development Authority (John Knox Village) Series 2021A 5.00%, 08/15/2056	105	110,602

		304,560

Nebraska – 0.1%
Central Plains Energy Project (Goldman Sachs Group Inc./The) Series 2012 5.00%, 09/01/2042	100	106,279

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Hampshire – 0.3%
New Hampshire Business Finance Authority Series 20201 4.125%, 01/20/1934	$211	$249,160
New Hampshire Health and Education Facilities Authority Act Series 2012 5.00%, 01/01/2042 (Pre-refunded/ETM)	115	118,676

		367,836

New Jersey – 7.8%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) 5.25%, 04/01/2026	1,000	1,207,157
Series 2014P 5.00%, 06/15/2029	200	226,090
New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 5.25%, 09/15/2029	210	222,825
New Jersey Educational Facilities Authority (Stevens Institute of Technology) Series 2020A 5.00%, 07/01/2045	100	122,715
New Jersey Health Care Facilities Financing Authority (Inspira Health Obligated Group) Series 2017A 5.00%, 07/01/2036	280	339,918
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2029	550	655,914
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2018A 5.00%, 12/15/2035	340	421,165
Series 2022A 5.00%, 06/15/2033(b)	1,000	1,238,650
New Jersey Turnpike Authority Series 2017B 5.00%, 01/01/2032	540	666,701

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2020D 5.00%, 01/01/2028	$1,350	$1,643,333
Series 2021B 1.713%, 01/01/2029	1,000	981,522
Tobacco Settlement Financing Corp./NJ Series 2018B 5.00%, 06/01/2046	1,045	1,223,774

		8,949,764

New York – 7.0%
Metropolitan Transportation Authority 4.00%, 11/15/2026	1,155	1,356,845
Series 2020C 5.00%, 11/15/2050	1,000	1,223,505
Monroe County Industrial Development Corp./NY (St Ann’s of Greater Rochester Obligated Group) 5.00%, 01/01/2040	550	602,951
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2018S 5.00%, 07/15/2032	865	1,095,406
New York Counties Tobacco Trust V Zero Coupon, 06/01/2050	350	55,450
New York State Dormitory Authority (Orange Regional Medical Center Obligated Group) Series 2017 5.00%, 12/01/2034(a)	200	231,244
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2014A 5.00%, 02/15/2028	425	479,112
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 04/01/2026	365	380,653
New York Transportation Development Corp. (Delta Air Lines, Inc.) 4.00%, 10/01/2030-01/01/2036	575	664,136
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016A 5.00%, 07/01/2041	150	169,115

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021A 2.917%, 05/15/2040(b)	$500	$498,663
4.00%, 05/15/2046(b)	1,000	1,192,460
Ulster County Capital Resource Corp. (Woodland Pond at New Paltz) Series 2017 5.00%, 09/15/2037	120	118,410

		8,067,950

North Carolina – 0.5%
North Carolina Turnpike Authority Series 2017 5.00%, 01/01/2032	500	596,124

North Dakota – 0.1%
County of Grand Forks ND 6.375%, 12/15/1943	100	91,364

Ohio – 4.6%
Buckeye Tobacco Settlement Financing Authority 1.85%, 06/01/2029	295	294,855
Series 2020B 5.00%, 06/01/2055	2,045	2,297,244
City of Akron OH (City of Akron OH Income Tax) Series 2012A 5.00%, 12/01/2031	445	465,393
City of Chillicothe/OH (Adena Health System Obligated Group) Series 2017 5.00%, 12/01/2047	175	208,696
County of Cuyahoga OH (County of Cuyahoga OH Lease) Series 2014 5.00%, 12/01/2028	365	403,960
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2042	205	237,544
County of Marion OH (United Church Homes, Inc. Obligated Group) 5.125%, 12/01/2049	100	106,748

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

County of Montgomery OH (Trousdale Foundation Obligated Group) Series 2018A 6.25%, 04/01/2049(a)	$100	$47,748
Ohio Air Quality Development Authority (Energy Harbor Generation LLC) Series 2009D 4.25%, 08/01/2029	145	147,224
Ohio Air Quality Development Authority (Energy Harbor Nuclear Generation LLC) Series 2009A 4.375%, 06/01/2033	100	102,918
Ohio Air Quality Development Authority (Ohio Valley Electric Corp.) 3.25%, 09/01/2029	580	621,073
Ohio Air Quality Development Authority (Pratt Paper OH, Inc.) Series 2017 4.25%, 01/15/2038(a)	185	207,757
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016A 4.375%, 06/01/2033	140	144,085

		5,285,245

Oklahoma – 1.6%
Norman Regional Hospital Authority (Norman Regional Hospital Authority Obligated Group) 3.25%, 09/01/2039	505	541,546
Oklahoma Development Finance Authority (Oklahoma City University Obligated Group) 5.00%, 08/01/2049	1,180	1,354,016

		1,895,562

Other – 0.4%
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates (FHLMC Multifamily VRD Certificates) 2.65%, 06/15/2036(a)	375	400,782

Pennsylvania – 3.9%
Beaver County Industrial Development Authority (Energy Harbor Nuclear Generation LLC) Series 2016A 4.375%, 01/01/2035	130	133,819

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Bucks County Industrial Development Authority (Grand View Hospital/Sellersville PA Obligated Group) 5.00%, 07/01/2054	$250	$297,531
Lancaster County Hospital Authority/PA (St. Anne’s Retirement Community Obligated Group) 5.00%, 03/01/2040	100	109,750
Moon Industrial Development Authority (Baptist Homes Society) Series 2015 5.75%, 07/01/2035	100	106,953
Pennsylvania Economic Development Financing Authority (Covanta Holding Corp.) Series 2019A 3.25%, 08/01/2039(a)	510	519,432
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/2038	100	116,490
Pennsylvania Higher Educational Facilities Authority (University of Pennsylvania Health System Obligated Group/The) 5.00%, 08/15/2033(b)	1,050	1,343,975
Pennsylvania Turnpike Commission Series 2017B 5.00%, 06/01/2036	200	242,551
School District of Philadelphia (The) Series 2019A 5.00%, 09/01/2044(g)	1,350	1,647,771

		4,518,272

Puerto Rico – 5.7%
Children’s Trust Fund Series 2008A Zero Coupon, 05/15/2057	2,000	126,481
Series 2008B Zero Coupon, 05/15/2057	5,000	247,533
Commonwealth of Puerto Rico Series 2006A 5.25%, 07/01/2023	30	26,513
Series 2011A 5.75%, 07/01/2041(c)(h)	40	34,700

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2012A 5.75%, 07/01/2028(c)(h)	$100	$84,875
Series 2014A 8.00%, 07/01/2035(c)(h)	135	108,000
GDB Debt Recovery Authority of Puerto Rico Series 2018 7.50%, 08/20/2040	149	127,746
Puerto Rico Commonwealth Aqueduct & Sewer Authority Series 2008A 6.125%, 07/01/2024	120	131,921
Series 2012A 5.00%, 07/01/2022-07/01/2033	215	226,371
5.125%, 07/01/2037	25	26,359
5.25%, 07/01/2029-07/01/2042	200	211,172
5.50%, 07/01/2028	75	79,412
5.75%, 07/01/2037	50	53,090
6.00%, 07/01/2047	50	53,237
Puerto Rico Electric Power Authority Series 2007T 5.00%, 07/01/2032	85	78,625
5.00%, 07/01/2037(c)(h)	245	226,625
Series 2008W 5.00%, 07/01/2028	245	226,625
5.375%, 07/01/2024	125	116,094
Series 2010A 5.25%, 07/01/2029(c)(h)	100	92,750
5.25%, 07/01/2030	15	13,913
Series 2010C 5.00%, 07/01/2024(c)(h)	25	23,125
5.25%, 07/01/2028	175	162,313
Series 2010D 5.00%, 07/01/2021(c)(h)	15	13,875
Series 2010X 5.25%, 07/01/2040(c)(h)	340	315,350
5.75%, 07/01/2036(c)(h)	125	116,563
Series 2010Z 5.25%, 07/01/2024	40	37,100
Series 2012A 5.00%, 07/01/2029	50	46,250
5.00%, 07/01/2042(c)(h)	10	9,250
AGM Series 2007V 5.25%, 07/01/2031	375	447,766
NATL Series 2007V 5.25%, 07/01/2035	100	111,615

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Puerto Rico Highway & Transportation Authority AGC Series 2005L 5.25%, 07/01/2041	$125	$155,102
AGC Series 2007N 5.25%, 07/01/2036	110	135,149
NATL Series 2007N 5.25%, 07/01/2032	100	111,672
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026	390	402,675
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 07/01/2024-07/01/2046	2,154	705,141
Series 2019A 4.329%, 07/01/2040	440	480,963
5.00%, 07/01/2058	867	976,728

		6,542,679

South Carolina – 0.8%
South Carolina Public Service Authority Series 2014A 5.00%, 12/01/2049	220	247,052
Series 2014C 5.00%, 12/01/2046	325	371,381
Series 2016A 5.00%, 12/01/2036	265	316,556

		934,989

Tennessee – 0.7%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016A 5.00%, 12/01/2035(a)	370	371,056
Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health) Series 2019A 4.00%, 08/01/2037-08/01/2038	130	149,955

30 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Trousdale Foundation Obligated Group) Series 2018A 6.25%, 04/01/2049(a)	$135	$64,460
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Vanderbilt University Medical Center Obligated Group) Series 2016 5.00%, 07/01/2035	215	258,692

		844,163

Texas – 6.3%
Austin Convention Enterprises, Inc. Series 2017A 5.00%, 01/01/2034	500	552,627
Central Texas Regional Mobility Authority Series 2013 5.00%, 01/01/2042 (Pre-refunded/ETM)	100	108,099
Series 2021C 5.00%, 01/01/2027	1,000	1,187,328
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 09/01/2031	160	174,271
City of San Antonio TX Electric & Gas Systems Revenue Series 2021A 5.00%, 02/01/2046	1,000	1,287,775
Dallas Area Rapid Transit (Dallas Area Rapid Transit Sales Tax) Series 2014A 5.00%, 12/01/2025	580	673,481
Dallas County Flood Control District No. 1 Series 2015 5.00%, 04/01/2028(a)	100	104,013
Love Field Airport Modernization Corp. (Dallas Love Field) Series 2015 5.00%, 11/01/2032	500	585,543
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(a)	450	477,514

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries Obligated Group) 5.00%, 01/01/2055	$100	$106,535
North Texas Tollway Authority (North Texas Tollway System) Series 2015B 5.00%, 01/01/2034	250	288,069
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) 4.00%, 01/01/2050(a)	100	103,626
Tarrant County Cultural Education Facilities Finance Corp. (Edgemere Retirement Senior Quality Lifestyles Corp.) Series 2015A 5.00%, 11/15/2025	675	682,876
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2020A 5.75%, 12/01/2054	456	486,037
Tarrant County Cultural Education Facilities Finance Corp. (Trinity Terrace Project) Series 2014A-1 5.00%, 10/01/2044	100	108,561
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC) 5.00%, 06/30/2058	235	282,318

		7,208,673

Utah – 1.1%
Salt Lake City Corp. Airport Revenue Series 2018A 5.00%, 07/01/2048(g)	1,000	1,208,700

Virginia – 0.1%
Tobacco Settlement Financing Corp./VA Series 2007B1 5.00%, 06/01/2047	165	165,917

Washington – 1.2%
Pend Oreille County Public Utility District No. 1 Box Canyon Series 2018 5.00%, 01/01/2044	280	312,180

32 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Port of Seattle WA Series 2015C 5.00%, 04/01/2033	$510	$576,360
Washington State Convention Center Public Facilities District (Washington State Convention Center Public Facilities District Hotel Occupancy Tax) 4.00%, 07/01/2031	235	267,703
Washington State Housing Finance Commission Series 2012A 6.75%, 10/01/2047 (Pre-refunded/ETM)(a)	100	109,033
Washington State Housing Finance Commission (Rockwood Retirement Communities) Series 2014A 7.375%, 01/01/2044(a)	100	106,938

		1,372,214

West Virginia – 0.9%
Tobacco Settlement Finance Authority/WV 3.00%, 06/01/2035	1,000	1,017,656

Wisconsin – 1.2%
UMA Education, Inc. 5.00%, 10/01/2025-10/01/2029(a)	330	394,891
Wisconsin Health & Educational Facilities Authority (St. Camillus Health System Obligated Group) 5.00%, 11/01/2054	100	104,646
Wisconsin Public Finance Authority (21st Century Public Academy) 3.75%, 06/01/2030(a)	350	360,594
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016C 4.30%, 11/01/2030	100	111,227
Wisconsin Public Finance Authority (Mary’s Woods at Marylhurst, Inc.) Series 2017A 5.25%, 05/15/2042(a)	130	139,671
Wisconsin Public Finance Authority (Roseman University of Health Sciences) 5.00%, 04/01/2030(a)	260	313,543

		1,424,572

Total Municipal Obligations (cost $86,653,143)		91,598,113

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 8.0%
Industrial – 6.3%
Communications - Media – 0.9%
Comcast Corp. 3.10%, 04/01/2025	$450	$487,670
TWDC Enterprises 18 Corp. 2.35%, 12/01/2022	475	490,209

		977,879

Consumer Cyclical - Other – 1.0%
Las Vegas Sands Corp. 3.20%, 08/08/2024	600	629,154
DR Horton, Inc. 2.50%, 10/15/2024	225	237,056
Lennar Corp. 4.50%, 04/30/2024	215	235,044

		1,101,254

Consumer Cyclical - Retailers – 0.6%
NIKE, Inc. 2.40%, 03/27/2025	470	497,669
VF Corp. 2.40%, 04/23/2025	230	241,576

		739,245

Consumer Non-Cyclical – 0.4%
PayPal Holdings, Inc. 1.35%, 06/01/2023	235	239,385
Abbott Laboratories 3.875%, 09/15/2025	215	240,123

		479,508

Energy – 0.8%
Chevron Corp. 2.954%, 05/16/2026	445	480,844
Exxon Mobil Corp. 2.992%, 03/19/2025	445	479,323

		960,167

Services – 1.1%
Amazon.com, Inc. 0.80%, 06/03/2025	235	235,287
Mastercard, Inc. 2.00%, 03/03/2025	225	235,456
Booking Holdings, Inc. 3.60%, 06/01/2026	440	485,896
Mastercard, Inc. 3.30%, 03/26/2027	275	303,682

		1,260,321

34 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Technology – 1.5%
Microsoft Corp. 2.40%, 08/08/2026	$460	$489,610
Apple, Inc. 3.20%, 05/13/2025	445	486,897
Oracle Corp. 2.50%, 04/01/2025	225	236,905
Intel Corp. 3.40%, 03/25/2025	460	503,608

		1,717,020

		7,235,394

Financial Institutions – 1.7%
Banking – 0.7%
Bank of America Corp. Series JJ 5.125%, 06/20/2024(i)	100	107,657
Bank of New York Mellon Corp. (The) Series H 3.70%, 03/20/2026(i)	100	104,829
Comerica, Inc. 5.625%, 07/01/2025(i)	100	112,078
Fifth Third Bancorp Series L 4.50%, 09/30/2025(i)	100	109,431
Huntington Bancshares, Inc./OH Series F 5.625%, 07/15/2030(i)	100	116,502
JPMorgan Chase & Co. Series Q 5.15%, 05/01/2023(i)	50	51,980
Truist Financial Corp. Series Q 5.10%, 03/01/2030(i)	100	111,546
Wells Fargo & Co. 3.90%, 03/15/2026(i)	100	102,336

		816,359

Brokerage – 0.4%
Charles Schwab Corp. (The) 0.51% (SOFR + 0.50%), 03/18/2024(j)	500	503,435

Finance – 0.1%
Aviation Capital Group LLC 3.50%, 11/01/2027(a)	55	56,932

Insurance – 0.5%
Centene Corp. 4.25%, 12/15/2027	232	243,289

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

MetLife, Inc. Series C 3.759% (LIBOR 3 Month + 3.58%), 06/01/2021(i)(j)	$100	$100,066
Prudential Financial, Inc. 5.625%, 06/15/2043	215	232,675

		576,030

		1,952,756

Total Corporates - Investment Grade (cost $9,105,899)		9,188,150

ASSET-BACKED SECURITIES – 5.1%
Autos - Fixed Rate – 4.6%
Carvana Auto Receivables Trust Series 2021-N1, Class C 1.30%, 01/10/2028	1,000	999,717
CPS Auto Receivables Trust Series 2021-A, Class C 0.83%, 09/15/2026(a)	1,000	999,333
Series 2021-B, Class C 1.23%, 03/15/2027(a)	250	249,979
DT Auto Owner Trust Series 2021-1A, Class C 0.84%, 10/15/2026(a)	1,000	998,564
JPMorgan Chase Bank NA – CACLN Series 2021-1, Class B 0.875%, 09/25/2028(a)	1,000	1,000,060
Westlake Automobile Receivables Trust Series 2021-1A, Class C 0.95%, 03/16/2026(a)	1,000	1,000,210

		5,247,863

Other ABS - Fixed Rate – 0.5%
Affirm Asset Securitization Trust Series 2021-Z1, Class A 1.07%, 08/15/2025(a)(k)	400	399,986
Domino’s Pizza Master Issuer LLC Series 2021-1A, Class A2I 2.662%, 04/25/2051(a)	200	207,349
SoFi Consumer Loan Program Trust Series 2018-3, Class A2 3.67%, 08/25/2027(a)	3	2,843

		610,178

Total Asset-Backed Securities (cost $5,852,565)		5,858,041

36 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 1.8%
Risk Share Floating Rate – 1.8%
Bellemeade Re Ltd. Series 2019-3A, Class M1B 1.706% (LIBOR 1 Month + 1.60%), 07/25/2029(a)(j)	$252	$251,808
Federal Home Loan Mortgage Corp. Series 2019-DNA3, Class M2 2.156% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(j)	36	36,253
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2016-DNA4, Class M3 3.906% (LIBOR 1 Month + 3.80%), 03/25/2029(j)	254	265,220
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M2 4.506% (LIBOR 1 Month + 4.40%), 01/25/2024(j)	141	143,622
Series 2014-C03, Class 2M2 3.006% (LIBOR 1 Month + 2.90%), 07/25/2024(j)	83	83,662
Series 2015-C01, Class 2M2 4.656% (LIBOR 1 Month + 4.55%), 02/25/2025(j)	9	9,469
Series 2015-C02, Class 1M2 4.106% (LIBOR 1 Month + 4.00%), 05/25/2025(j)	75	76,185
Series 2016-C01, Class 1M2 6.856% (LIBOR 1 Month + 6.75%), 08/25/2028(j)	167	178,176
Series 2016-C02, Class 1M2 6.106% (LIBOR 1 Month + 6.00%), 09/25/2028(j)	229	241,532
Series 2016-C04, Class 1M2 4.356% (LIBOR 1 Month + 4.25%), 01/25/2029(j)	117	122,182
Series 2017-C01, Class 1M2 3.656% (LIBOR 1 Month + 3.55%), 07/25/2029(j)	173	178,382
Series 2017-C02, Class 2M2 3.756% (LIBOR 1 Month + 3.65%), 09/25/2029(j)	185	191,915

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2017-C04, Class 2M2 2.956% (LIBOR 1 Month + 2.85%), 11/25/2029(j)	$239	$244,536

Total Collateralized Mortgage Obligations (cost $1,963,587)		2,022,942

CORPORATES - NON-INVESTMENT GRADE – 1.1%
Industrial – 1.1%
Communications - Telecommunications – 0.5%
Intelsat Jackson Holdings SA 5.50%, 08/01/2023(c)(h)	275	168,663
T-Mobile USA, Inc. 2.625%, 04/15/2026	115	116,977
3.375%, 04/15/2029	108	109,899
3.50%, 04/15/2031	106	107,470

		503,009

Consumer Non-Cyclical – 0.2%
Newell Brands, Inc. 4.70%, 04/01/2026	173	192,710
4.875%, 06/01/2025	18	19,939

		212,649

Transportation - Airlines – 0.4%
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2026(a)	155	162,755
5.75%, 04/20/2029(a)	165	176,862
United Airlines, Inc. 4.375%, 04/15/2026(a)	150	155,629

		495,246

Total Corporates - Non-Investment Grade (cost $1,251,424)		1,210,904

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.4%
Non-Agency Floating Rate CMBS – 0.4%
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.115% (LIBOR 1 Month + 1.00%), 11/15/2033(a)(j)	250	244,339

38 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

DBWF Mortgage Trust Series 2018-GLKS, Class A 1.145% (LIBOR 1 Month + 1.03%), 12/19/2030(a)(j)	$275	$275,013

Total Commercial Mortgage-Backed Securities (cost $522,721)		519,352

COLLATERALIZED LOAN OBLIGATIONS – 0.2%
CLO - Floating Rate – 0.2%
THL Credit Wind River CLO Ltd. Series 2014-2A, Class AR 1.324% (LIBOR 3 Month + 1.14%), 01/15/2031(a)(j) (cost $250,000)	250	250,007

	Shares
SHORT-TERM INVESTMENTS – 10.2%
Investment Companies – 10.2%
AB Fixed Income Shares, Inc. - Government Money Market Portfolio - Class AB, 0.01%(l)(m)(n) (cost $11,768,484)	11,768,484	11,768,484

Total Investments – 106.3% (cost $117,367,823)		122,415,993
Other assets less liabilities – (6.3)%		(7,219,532)

Net Assets – 100.0%		$115,196,461

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co., LLC
CDX-NAHY Series 36, 5 Year Index, 06/20/2026*	(5.00)%	Quarterly	2.87%	USD	2,000	$(208,165)	$(166,872)	$(41,293)
CDX-NAIG Series 36, 5 Year Index, 06/20/2026*	(1.00)	Quarterly	0.50	USD	3,000	(78,019)	(63,623)	(14,396)

						$(286,184)	$(230,495)	$(55,689)

*	Termination date

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation/ (Depreciation)
USD	650	01/15/2028	0.735%	CPI#	Maturity	$94,473	$	– 0	–	$94,473
USD	1,110	01/15/2028	1.230%	CPI#	Maturity	117,495		– 0	–	117,495
USD	525	01/15/2030	1.572%	CPI#	Maturity	50,835		– 0	–	50,835
USD	525	01/15/2030	1.587%	CPI#	Maturity	50,025		– 0	–	50,025
USD	1,600	01/15/2030	1.585%	CPI#	Maturity	152,788		– 0	–	152,788
USD	1,680	01/15/2030	1.714%	CPI#	Maturity	138,020		– 0	–	138,020
USD	1,680	01/15/2030	1.731%	CPI#	Maturity	135,047		– 0	–	135,047
USD	900	02/15/2051	CPI#	2.295%	Maturity	(51,768)		– 0	–	(51,768)

						$686,915	$	– 0	–	$686,915

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation/ (Depreciation)
USD	2,000	01/15/2028	1.232%	3 Month LIBOR	Semi-Annual/Quarterly	$6,464	$	– 0	–	$6,464
USD	2,650	01/15/2028	1.044%	3 Month LIBOR	Semi-Annual/Quarterly	34,052		– 0	–	34,052
USD	1,000	04/01/2039	0.774%	3 Month LIBOR	Semi-Annual/Quarterly	191,572		– 0	–	191,572
USD	1,100	04/01/2039	0.932%	3 Month LIBOR	Semi-Annual/Quarterly	183,173		– 0	–	183,173
USD	1,200	04/01/2039	0.780%	3 Month LIBOR	Semi-Annual/Quarterly	228,650		(46)		228,696
USD	5,000	04/01/2044	3 Month LIBOR	2.013%	Quarterly/Semi-Annual	(28,409)		– 0	–	(28,409)
USD	3,150	04/01/2054	1.583%	3 Month LIBOR	Semi-Annual/Quarterly	380,447		– 0	–	380,447

						$995,949		$(46)		$995,995

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA. BBB- Series 6, 05/11/2063*	3.00%	Monthly	12.50%	USD	515	$(145,454)	$(59,543)	$(85,911)

40 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA. BBB- Series 6, 05/11/2063*	3.00%	Monthly	12.50%	USD	1,000	$(282,517)	$(127,011)	$(155,506)
Credit Suisse International
CDX-CMBX.NA. BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1,000	(282,516)	(129,223)	(153,293)
JPMorgan Securities, LLC
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	9.08	USD	2,750	(233,108)	44,211	(277,319)

						$(943,595)	$(271,566)	$(672,029)

*	Termination date

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	2,220	10/09/2029	1.120%	SIFMA*	Quarterly	$(12,745)	$	– 0	–	$(12,745)
Citibank, NA	USD	2,220	10/09/2029	1.125%	SIFMA*	Quarterly	(13,747)		– 0	–	(13,747)

							$(26,492)	$	– 0	–	$(26,492)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2021, the aggregate market value of these securities amounted to $14,111,286 or 12.2% of net assets.

(b)	When-Issued or delayed delivery security.

(c)	Defaulted.

(d)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014A 7.50%, 07/01/2023	07/31/2014	$173,772	$3	0.00%

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.39% of net assets as of April 30, 2021, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Massachusetts Development Finance Agency (Zero Waste Solutions LLC) Series 2017 8.00%, 12/01/2022	12/07/2017	$303,538	$312,862	0.27%
Massachusetts Development Finance Agency (Zero Waste Solutions LLC) Series 2017A 7.75%, 12/01/2044	12/07/2017	140,000	136,580	0.12%

(f)

An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of April 30, 2021 and the aggregate market value of this security amounted to $388,500 or 0.34% of net assets.

(g)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note I).

(h)	Non-income producing security.

(i)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(j)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2021.

(k)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(l)	Affiliated investments.

(m)	The rate shown represents the 7-day yield as of period end.

(n)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of April 30, 2021, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.1% and 0.0%, respectively.

Glossary:

ABS – Asset-Backed Securities

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

CPI – Consumer Price Index

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rate

NATL – National Interstate Corporation

See notes to financial statements.

42 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

April 30, 2021 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $105,599,339)	$110,647,509
Affiliated issuers (cost $11,768,484)	11,768,484
Cash	172
Cash collateral due from broker	1,872,924
Interest receivable	1,117,664
Receivable for capital stock sold	798,807
Receivable for variation margin on centrally cleared swaps	10,777
Receivable for investment securities sold	5,000
Affiliated dividends receivable	68

Total assets	126,221,405

Liabilities
Payable for investment securities purchased	8,183,685
Payable for floating rate notes issued	1,600,000
Market value on credit default swaps (net premiums received $271,566)	943,595
Payable for capital stock redeemed	144,342
Unrealized depreciation on interest rate swaps	26,492
Advisory fee payable	18,315
Distribution fee payable	6,537
Transfer Agent fee payable	1,601
Directors’ fees payable	1,127
Other liabilities	7,502
Accrued expenses	91,748

Total liabilities	11,024,944

Net Assets	$115,196,461

Composition of Net Assets
Capital stock, at par	$9,985
Additional paid-in capital	109,504,261
Distributable earnings	5,682,215

Net Assets	$115,196,461

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$21,281,832	1,844,617	$11.54	*

C	$2,735,233	237,094	$11.54

Advisor	$91,179,396	7,903,085	$11.54

*	The maximum offering price per share for Class A shares was $11.90 which reflects a sales charge of 3.00%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended April 30, 2021 (unaudited)

Investment Income
Interest	$1,392,338
Dividends—Affiliated issuers	323	$1,392,661

Expenses
Advisory fee (see Note B)	199,714
Distribution fee—Class A	22,296
Distribution fee—Class C	9,484
Transfer agency—Class A	4,050
Transfer agency—Class C	436
Transfer agency—Advisor Class	15,509
Custody and accounting	49,380
Administrative	38,247
Registration fees	31,759
Audit and tax	28,344
Legal	13,958
Printing	11,136
Directors’ fees	9,200
Miscellaneous	4,755

Total expenses before interest expense	438,268
Interest expense	8,700

Total expenses	446,968
Less: expenses waived and reimbursed by the Adviser (see Note B)	(186,054)

Net expenses		260,914

Net investment income		1,131,747

Realized and Unrealized Gain on Investment Transactions
Net realized gain on:
Investment transactions		241,506
Swaps		191,448
Net change in unrealized appreciation/depreciation of:
Investments		4,091,921
Swaps		694,285

Net gain on investment transactions		5,219,160

Net Increase in Net Assets from Operations		$6,350,907

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,131,747	$2,368,847
Net realized gain (loss) on investment transactions	432,954	(479,678)
Net change in unrealized appreciation/depreciation of investments	4,786,206	(3,162,385)

Net increase (decrease) in net assets from operations	6,350,907	(1,273,216)
Distributions to Shareholders
Class A	(228,860)	(516,141)
Class C	(17,200)	(38,826)
Advisor Class	(962,908)	(2,154,981)
Capital Stock Transactions
Net increase (decrease)	34,687,896	(1,296,763)

Total increase (decrease)	39,829,835	(5,279,927)
Net Assets
Beginning of period	75,366,626	80,646,553

End of period	$115,196,461	$75,366,626

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

April 30, 2021 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Tax-Aware Fixed Income Opportunities Portfolio (the “Fund”) (formerly known as AB Tax-Aware Fixed Income Portfolio), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class T, Class 1 and Class 2 shares. Class B, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 3.0% for purchases not exceeding $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national

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NOTES TO FINANCIAL STATEMENTS (continued)

securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements

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NOTES TO FINANCIAL STATEMENTS (continued)

or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows

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NOTES TO FINANCIAL STATEMENTS (continued)

which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2021:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$91,598,113		$	– 0	–	$91,598,113
Corporates—Investment Grade		– 0	–	9,188,150			– 0	–	9,188,150
Asset-Backed Securities		– 0	–	5,458,055			399,986		5,858,041
Collateralized Mortgage Obligations		– 0	–	2,022,942			– 0	–	2,022,942
Corporates—Non-Investment Grade		– 0	–	1,210,904			– 0	–	1,210,904
Commercial Mortgage-Backed Securities		– 0	–	519,352			– 0	–	519,352
Collateralized Loan Obligations		– 0	–	250,007			– 0	–	250,007
Short-Term Investments		11,768,484		– 0	–		– 0	–	11,768,484
Liabilities:
Floating Rate Notes(a)		(1,600,000)		– 0	–		– 0	–	(1,600,000)

Total Investments in Securities		10,168,484		110,247,523			399,986		120,815,993

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1			Level 2	Level 3			Total
Other Financial Instruments(b):
Assets:
Centrally Cleared Inflation (CPI) Swaps	$	– 0	–	$738,683	$	– 0	–	$738,683	(c)
Centrally Cleared Interest Rate Swaps		– 0	–	1,024,358		– 0	–	1,024,358	(c)
Liabilities:
Centrally Cleared Credit Default Swaps		– 0	–	(286,184)		– 0	–	(286,184	)(c)
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(51,768)		– 0	–	(51,768	)(c)
Centrally Cleared Interest Rate Swaps		– 0	–	(28,409)		– 0	–	(28,409	)(c)
Credit Default Swaps		– 0	–	(943,595)		– 0	–	(943,595)
Interest Rate Swaps		– 0	–	(26,492)		– 0	–	(26,492)

Total		$10,168,484		$110,674,116		$399,986		$121,242,586

(a)	The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

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4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the excess over $2.5 billion up to $5 billion and .35% in excess of $5 billion of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to .75%, 1.50% and .50%, of average daily net assets for Class A, Class C and Advisor Class shares, respectively. For the six months ended April 30, 2021, such reimbursements/waivers amounted to $146,336. The Expense Caps may not be terminated before January 31, 2022.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2021, the Adviser voluntarily agreed to waive such fees in the amount of $38,247.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $9,000 for the six months ended April 30, 2021.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $133 from the sale of Class A shares and received $0 and $221 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2021.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the

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Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2021, such waiver amounted to $1,471.

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2021 is as follows:

Fund	Market Value 10/31/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$456	$32,154	$20,842	$11,768	$0	*

*	Amount is less than $500.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings (and related transactions). As a result, as of May 20, 2021, AXA no longer owns shares of Equitable.

Sales that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to 0.30% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s

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NOTES TO FINANCIAL STATEMENTS (continued)

average daily net assets attributable to Class C shares. The fees are accrued daily and paid monthly. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $25,712 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2021 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$36,845,998		$6,179,895
U.S. government securities.	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$7,359,582
Gross unrealized depreciation	(1,382,712)

Net unrealized appreciation	$5,976,870

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to

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exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

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NOTES TO FINANCIAL STATEMENTS (continued)

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2021, the Fund held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer

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Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended April 30, 2021, the Fund held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

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Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended April 30, 2021, the Fund held credit default swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

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During the six months ended April 30, 2021, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts				Receivable/Payable for variation margin on centrally cleared swaps	$55,689	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$1,763,087	*	Receivable/Payable for variation margin on centrally cleared swaps	80,177	*

Interest rate contracts				Unrealized depreciation on interest rate swaps	26,492

Credit contracts				Market value on credit default swaps	943,595

Total		$1,763,087			$1,105,953

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$467,852	$249,619

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(276,404)	444,666

Total		$191,448	$694,285

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The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2021:

Interest Rate Swaps:
Average notional amount	$4,440,000
Centrally Cleared Interest Rate Swaps:
Average notional amount	$21,586,429
Centrally Cleared Inflation Swaps:
Average notional amount	$9,557,143
Credit Default Swaps:
Average notional amount of sale contracts	$5,956,429
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$4,021,429

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*	Security Collateral Pledged*			Net Amount of Derivative Liabilities
Citibank, NA/Citigroup Global Markets, Inc.	$454,463	$	– 0	–	$(454,463)	$	– 0	–	$	– 0	–
Credit Suisse International	282,516		– 0	–	(256,000)		– 0	–		26,516
JPMorgan Chase Bank	233,108		– 0	–	(233,108)		– 0	–		– 0	–

Total	$970,087	$	– 0	–	$(943,571)	$	– 0	–		$26,516	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31, 2020

Class A
Shares sold	485,976	1,063,656	$5,556,904	$11,231,752

Shares issued in reinvestment of dividends	10,128	20,938	115,422	223,947

Shares converted from Class C	23,523	16,357	269,345	166,789

Shares redeemed	(195,857)	(656,125)	(2,201,720)	(6,848,767)

Net increase	323,770	444,826	$3,739,951	$4,773,721

Class C
Shares sold	114,833	63,704	$1,315,434	$708,055

Shares issued in reinvestment of dividends	1,086	2,452	12,340	26,233

Shares converted to Class A	(23,523)	(16,357)	(269,345)	(166,789)

Shares redeemed	(21,020)	(27,959)	(238,305)	(286,256)

Net increase	71,376	21,840	$820,124	$281,243

Advisor Class
Shares sold	3,464,491	6,370,236	$39,584,763	$68,728,672

Shares issued in reinvestment of dividends	41,025	83,044	468,050	891,901

Shares redeemed	(877,798)	(7,230,083)	(9,924,992)	(75,972,300)

Net increase (decrease)	2,627,718	(776,803)	$30,127,821	$(6,351,727)

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling

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to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments and negative performance of the junk bond market generally and may be more difficult to trade than other types of securities.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities.

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The Fund invests, from time to time, in the municipal securities of Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the 2007-2009 recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment, including as a result of the COVID-19 pandemic. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may experience continued volatility.

Tax Risk—From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of

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NOTES TO FINANCIAL STATEMENTS (continued)

money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

LIBOR Transition and Associated Risk—A Fund may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition

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NOTES TO FINANCIAL STATEMENTS (continued)

away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2021.

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NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2021 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2020 and October 31, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$526,813	$563,591

Total taxable distributions	526,813	563,591
Tax-exempt distributions	2,183,135	1,536,089

Total distributions paid	$2,709,948	$2,099,680

As of October 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(1,779,558	)(a)
Unrealized appreciation/(depreciation)	2,324,382	(b)

Total accumulated earnings/(deficit)	$544,824	(c)

(a)	As of October 31, 2020, the Fund had a net capital loss carryforward of $1,779,558.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of swaps, the tax deferral of losses on wash sales, and the tax treatment of tender option bonds.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2020, the Fund had a net short-term capital loss carryforward of $1,631,007 and a net long-term capital loss carryforward of $148,551, which may be carried forward for an indefinite period.

NOTE I

Floating Rate Notes Issued in Connection with Securities Held

The Fund may engage in tender option bond (“TOB”) transactions in which the Fund transfers a fixed rate bond (“Fixed Rate Bond”) into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust). The Fund buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held

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by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Fund’s expense ratio. At April 30, 2021, the amount of the Fund’s Floating Rate Notes outstanding was $1,600,000 and the related interest rate was 0.09% to 0.22%. For the six months ended April 30, 2021, the average amount of Floating Rate Notes outstanding and the daily weighted average interest rate were $1,600,000 and 0.97%, respectively.

The Fund may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the Fund’s portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Fund’s financial statements as a secured borrowing.

NOTE J

Subsequent Events

As of April 30, 2021, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Effective May 31, 2021, Class C shares will automatically convert to Class A shares after eight years instead of ten years.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended April 30, 2021 (unaudited)		Year Ended October 31,
			2020	2019	2018	2017		2016

Net asset value, beginning of period	$ 10.82		$ 11.09	$ 10.46	$ 10.77	$ 10.87		$ 10.59

Income From Investment Operations

Net investment income(a)(b)	.14		.29	.30	.24	.21		.22

Net realized and unrealized gain (loss) on investment transactions	.73		(.23)	.65	(.30)	(.10	)(c)	.28

Net increase (decrease) in net asset value from operations	.87		.06	.95	(.06)	.11		.50

Less: Dividends

Dividends from net investment income	(.15)		(.33)	(.32)	(.25)	(.21)		(.22)

Net asset value, end of period	$ 11.54		$ 10.82	$ 11.09	$ 10.46	$ 10.77		$ 10.87

Total Return

Total investment return based on net asset value(d)	8.03%		.63%	9.15%	(.55)%	1.09%		4.69%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$21,282		$16,463	$11,932	$5,666	$8,065		$6,385

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)	.77	%^	.77%	.76%	.75%	.75%		.80%

Expenses, before waivers/reimbursements(e)(f)	1.19	%^	1.26%	1.30%	1.27%	1.40%		1.72%

Net investment income(b)	2.38	%^	2.68%	2.78%	2.26%	2.01%		1.98%

Portfolio turnover rate	7%		63%	52%	68%	34%		36%

See footnote summary on page 71.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended April 30, 2021 (unaudited)		Year Ended October 31,
			2020	2019	2018	2017		2016

Net asset value, beginning of period	$ 10.83		$ 11.09	$ 10.46	$ 10.77	$ 10.87		$ 10.59

Income From Investment Operations

Net investment income(a)(b)	.09		.20	.22	.16	.13		.13

Net realized and unrealized gain (loss) on investment transactions	.72		(.21)	.65	(.30)	(.10	)(c)	.28

Net increase (decrease) in net asset value from operations	.81		(.01)	.87	(.14)	.03		.41

Less: Dividends

Dividends from net investment income	(.10)		(.25)	(.24)	(.17)	(.13)		(.13)

Net asset value, end of period	$ 11.54		$ 10.83	$ 11.09	$ 10.46	$ 10.77		$ 10.87

Total Return

Total investment return based on net asset value(d)	7.64%		(.03 )%+	8.33%	(1.29)%	.33%		3.91%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,735		$1,794	$1,596	$769	$1,056		$2,022

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)	1.52	%^	1.52%	1.51%	1.50%	1.50%		1.55%

Expenses, before waivers/reimbursements(e)(f)	1.94	%^	2.00%	2.06%	2.02%	2.18%		2.47%

Net investment income(b)	1.63	%^	1.91%	2.05%	1.52%	1.25%		1.23%

Portfolio turnover rate	7%		63%	52%	68%	34%		36%

See footnote summary on page 71.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended April 30, 2021 (unaudited)		Year Ended October 31,
			2020	2019	2018	2017		2016

Net asset value, beginning of period	$ 10.83		$ 11.09	$ 10.46	$ 10.77	$ 10.87		$ 10.59

Income From Investment Operations

Net investment income(a)(b)	.15		.31	.33	.27	.24		.24

Net realized and unrealized gain (loss) on investment transactions	.72		(.21)	.64	(.30)	(.10	)(c)	.28

Net increase (decrease) in net asset value from operations	.87		.10	.97	(.03)	.14		.52

Less: Dividends

Dividends from net investment income	(.16)		(.36)	(.34)	(.28)	(.24)		(.24)

Net asset value, end of period	$ 11.54		$ 10.83	$ 11.09	$ 10.46	$ 10.77		$ 10.87

Total Return

Total investment return based on net asset value(d)	8.07%		.97%	9.42%	(.30)%	1.34%		4.96%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$91,179		$57,110	$67,119	$57,432	$59,782		$33,667

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)	.52	%^	.52%	.51%	.50%	.50%		.55%

Expenses, before waivers/reimbursements(e)(f)	.93	%^	.99%	1.05%	1.02%	1.15%		1.47%

Net investment income(b)	2.62	%^	2.87%	3.04%	2.52%	2.26%		2.24%

Portfolio turnover rate	7%		63%	52%	68%	34%		36%

See footnote summary on page 71.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended October 31, 2017, such waiver amounted to .01%.

(f)	The expense ratios presented below exclude interest/bank overdraft:

	Six Months Ended April 30, 2021 (unaudited)		Year Ended October 31,
			2020	2019	2018	2017	2016

Class A
Net of waivers/reimbursements	.75	%^	.75%	.75%	N/A	N/A	N/A
Before waivers/reimbursements	1.17	%^	1.23%	1.29%	N/A	N/A	N/A
Class C
Net of waivers/reimbursements	1.50	%^	1.50%	1.50%	N/A	N/A	N/A
Before waivers/reimbursements	1.92	%^	1.98%	2.04%	N/A	N/A	N/A
Advisor Class
Net of waivers/reimbursements	.50	%^	.50%	.50%	N/A	N/A	N/A
Before waivers/reimbursements	.91	%^	.96%	1.04%	N/A	N/A	N/A

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

^	Annualized.

See notes to financial statements.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Terrance T. Hults(2), Vice President Shawn E. Keegan(2), Vice President Matthew J. Norton(2), Vice President Andrew D. Potter(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund are made by its Tax-Aware Investment Team. Messrs. Hults, Keegan, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Tax-Aware Fixed Income Opportunities Portfolio (formerly AB Tax-Aware Fixed Income Portfolio) (the “Fund”) at a meeting held by video conference on November 3-5, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

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research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. The Adviser had not requested any reimbursements from the Fund in the Fund’s latest fiscal year. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be

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exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

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In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to April 30, 2021, High Yield Portfolio was named FlexFee High Yield Portfolio.

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 79

NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TAFIO-0152-0421

APR    04.30.21

SEMI-ANNUAL REPORT

AB TOTAL RETURN BOND PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Total Return Bond Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 1

SEMI-ANNUAL REPORT

June 11, 2021

This report provides management’s discussion of fund performance for the AB Total Return Bond Portfolio for the semi-annual reporting period ended April 30, 2021.

The Fund’s investment objective is to maximize long-term total return without assuming what the Adviser considers undue risk.

NAV RETURNS AS OF APRIL 30, 2021 (unaudited)

	6 Months	12 Months

AB TOTAL RETURN BOND PORTFOLIO

Class A Shares	-0.24%	7.08%

Class C Shares	-0.52%	6.29%

Advisor Class Shares[1]	-0.03%	7.34%

Class R Shares[1]	-0.28%	6.80%

Class K Shares[1]	-0.24%	7.07%

Class I Shares[1]	-0.12%	7.33%

Class Z Shares[1]	-0.11%	7.32%

Bloomberg Barclays US Aggregate Bond Index	-1.52%	-0.27%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays US Aggregate Bond Index, for the six- and 12-month periods ended April 30, 2021.

During the six-month period, all share classes of the Fund outperformed the benchmark, before sales charges. Sector allocation was the primary contributor, relative to the benchmark, mostly from an underweight to US Treasuries and off-benchmark exposure to agency risk-sharing transactions. Security selection also contributed, as selection among investment-grade corporate bonds more than offset a loss in high-yield corporate bonds. The Fund’s longer-than-benchmark duration detracted from performance. Currency decisions also detracted, due to losses in the Australian dollar, New Zealand dollar and Canadian dollar, which were partially offset by gains in the euro and Russian ruble.

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During the 12-month period, all share classes of the Fund outperformed the benchmark, before sales charges. Sector allocation was the main contributor to outperformance, mostly from off-benchmark exposure to agency risk-sharing transactions and high-yield corporate bonds, underweights to US Treasuries and US agency mortgages, and an overweight to commercial mortgage-backed securities (“CMBS”). Security selection also contributed, as selection within investment-grade corporate bonds, asset-backed securities and CMBS partially offset a loss among high-yield corporate bonds. The Fund’s longer-than-benchmark duration detracted from performance. Currency decisions also detracted, as losses in the New Zealand dollar, Canadian dollar and Australian dollar were greater than gains in the euro and Russian ruble.

During both periods, the Fund utilized currency forwards to hedge currency risk and actively manage currency positions. Credit default swaps were utilized in the corporate and CMBS sectors for hedging and investment purposes. Total return swaps and written options were utilized in the corporate sectors for hedging and investment purposes. Treasury futures and interest rate swaps were utilized to manage duration, country exposure and yield-curve positioning. Written swaptions were used for duration management.

MARKET REVIEW AND INVESTMENT STRATEGY

Global fixed-income market returns were mixed over the six-month period ended April 30, 2021, with elevated volatility and dispersion between regions and credit sectors. After the positive impact of massive fiscal stimulus enacted by governments and central bank monetary policies, longer-term treasury yields continued to steadily rise during the period, based on expectations of an economic growth recovery. Developed-market government bond returns fell sharply in all major developed markets except Japan, where treasury returns were slightly positive. Historically low interest rates also set the stage for a sharp rebound in risk assets, which began to significantly rise in November, when positive vaccine news extended the credit rally. Emerging-market high-yield hard-currency sovereign bonds, along with emerging- and developed-market high-yield corporate bonds, led significant gains against developed-market treasuries with strong positive returns, as investors searched for higher yields in a period of historically low interest rates. Emerging-market local-currency bonds and investment-grade corporate bonds in Europe and emerging markets also had positive results. Investment-grade emerging-market sovereign bonds and US corporate bonds had negative returns, yet outperformed developed-market treasuries. Securitized assets outperformed US Treasuries, with slightly negative results. The US dollar fell against all major developed-market currencies except the yen and also fell against most emerging-market currencies during the period. Brent crude oil prices significantly rebounded on the improved global economic outlook and

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OPEC+ production cuts, and copper advanced near an all-time high partly due to increased demand for infrastructure and green-energy initiatives.

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Fund may invest up to 25% of its net assets in below investment-grade bonds. The Fund may use leverage for investment purposes.

The Fund may invest without limit in US dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-US dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed- and emerging-market debt securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may invest in mortgage-related and other asset-backed securities; loan participations and assignments; inflation-indexed securities; variable-, floating- and inverse-floating-rate instruments; and preferred stock, and may use other investment techniques. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures contracts, forwards or swaps.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays US Aggregate Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and CMBS. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. The Fund invests in inflation-indexed securities, the value of which may be vulnerable to changes in expectations of inflation or interest rates.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

6 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares. Please see Note A for more information.

On July 12, 2019, the Fund implemented its current investment policies (the change eliminated the guidelines for the average duration and maturity of the Fund and addressed certain related matters) and also changed its name from AB Intermediate Bond Portfolio to AB Total Return Bond Portfolio. Accordingly, the performance shown for periods prior to July 12, 2019, is based on the Fund’s

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

prior investment strategies and may not be representative of the Fund’s performance under its current investment policies.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

8 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			1.45%

1 Year	7.08%	2.56%

5 Years	3.31%	2.43%

10 Years	3.42%	2.98%

CLASS C SHARES			0.76%

1 Year	6.29%	5.29%

5 Years	2.55%	2.55%

10 Years[2]	2.68%	2.68%

ADVISOR CLASS SHARES[3]			1.76%

1 Year	7.34%	7.34%

5 Years	3.59%	3.59%

10 Years	3.71%	3.71%

CLASS R SHARES[3]			1.14%

1 Year	6.80%	6.80%

5 Years	3.06%	3.06%

10 Years	3.18%	3.18%

CLASS K SHARES[3]			1.44%

1 Year	7.07%	7.07%

5 Years	3.31%	3.31%

10 Years	3.44%	3.44%

CLASS I SHARES[3]			1.80%

1 Year	7.33%	7.33%

5 Years	3.59%	3.59%

10 Years	3.71%	3.71%

CLASS Z SHARES[3]			1.87%

1 Year	7.32%	7.32%

5 Years	3.56%	3.56%

Since Inception[4]	3.53%	3.53%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 0.99%, 1.75%, 0.74%, 1.37%, 1.07%, 0.70% and 0.64% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios, exclusive of interest expense, to 0.77%, 1.52%, 0.52%, 1.02%, 0.77%, 0.52% and 0.52% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2022, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(footnotes continued on next page)

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 9

HISTORICAL PERFORMANCE (continued)

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2021.

2	Assumes conversion of Class C shares into Class A shares after 10 years.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Inception date: 4/25/2014.

10 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	4.23%

5 Years	2.42%

10 Years	3.04%

CLASS C SHARES

1 Year	7.03%

5 Years	2.55%

10 Years[1]	2.75%

ADVISOR CLASS SHARES[2]

1 Year	9.08%

5 Years	3.58%

10 Years	3.78%

CLASS R SHARES[2]

1 Year	8.53%

5 Years	3.05%

10 Years	3.25%

CLASS K SHARES[2]

1 Year	8.81%

5 Years	3.31%

10 Years	3.52%

CLASS I SHARES[2]

1 Year	9.07%

5 Years	3.58%

10 Years	3.78%

CLASS Z SHARES[2]

1 Year	9.06%

5 Years	3.58%

Since Inception[3]	3.47%

1	Assumes conversion of Class C shares into Class A shares after 10 years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 4/25/2014.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 11

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$997.60	$3.81	0.77%
Hypothetical**	$1,000	$1,020.98	$3.86	0.77%
Class C
Actual	$1,000	$994.80	$7.52	1.52%
Hypothetical**	$1,000	$1,017.26	$7.60	1.52%
Advisor Class
Actual	$1,000	$999.70	$2.58	0.52%
Hypothetical**	$1,000	$1,022.22	$2.61	0.52%
Class R
Actual	$1,000	$997.20	$5.05	1.02%
Hypothetical**	$1,000	$1,019.74	$5.11	1.02%
Class K
Actual	$1,000	$997.60	$3.81	0.77%
Hypothetical**	$1,000	$1,020.98	$3.86	0.77%
Class I
Actual	$1,000	$998.80	$2.58	0.52%
Hypothetical**	$1,000	$1,022.22	$2.61	0.52%
Class Z
Actual	$1,000	$998.90	$2.58	0.52%
Hypothetical**	$1,000	$1,022.22	$2.61	0.52%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 13

PORTFOLIO SUMMARY

April 30, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $356.2

TOP TEN SECTORS (including derivatives)1

Governments–Treasuries[2]	43.90%

Corporates–Investment Grade	25.29

Collateralized Mortgage Obligations	15.70

Commercial Mortgage-Backed Securities[3]	15.60

Mortgage Pass-Throughs	10.30

U.S. Treasury Bills	8.52

Investment Companies	7.77

Inflation-Linked Securities	7.52

Corporates–Non-Investment Grade[3]	5.09

Asset-Backed Securities	4.54

SECTOR BREAKDOWN (excluding derivatives)4

Corporates–Investment Grade	23.4%

Commercial Mortgage-Backed Securities	14.6

Collateralized Mortgage Obligations	14.5

Mortgage Pass-Throughs	9.5

Inflation-Linked Securities	7.0

Asset-Backed Securities	4.2

Corporates–Non-Investment Grade	3.9

Governments–Treasuries	3.2

Collateralized Loan Obligations	1.2

Emerging Markets–Corporate Bonds	1.0

Quasi-Sovereigns	0.7

Emerging Markets–Sovereigns	0.6

Local Governments–US Municipal Bonds	0.5

Other	0.6

Short-Term	15.1

100.0%

1

All data are as of April 30, 2021. The Fund’s sectors include derivative exposure and are expressed as approximate percentages of the Fund’s total net assets, based on the Adviser’s internal classification. The percentages will vary over time.

2	Includes Treasury Futures.

3	Includes Credit Default Swaps.

4

All data are as of April 30, 2021. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” sector breakdown weightings represent 0.4% or less in the following: Common Stocks and Governments–Sovereign Bonds.

14 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

April 30, 2021 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 25.3%
Industrial – 14.2%
Basic – 1.3%
Alpek SAB de CV 3.25%, 02/25/2031(a)	U.S.$	273	$270,953
4.25%, 09/18/2029(a)		203	214,612
Fresnillo PLC 4.25%, 10/02/2050(a)		926	907,075
Glencore Funding LLC 4.125%, 05/30/2023(a)		516	550,128
GUSAP III LP 4.25%, 01/21/2030(a)		535	562,352
Industrias Penoles SAB de CV 4.75%, 08/06/2050(a)		268	275,370
Inversiones CMPC SA 4.375%, 04/04/2027(a)		490	541,903
Inversiones CMPC SA/Cayman Islands Branch 4.375%, 05/15/2023(a)		225	237,839
Nutrition & Biosciences, Inc. 1.832%, 10/15/2027(a)		196	193,728
Orbia Advance Corp. SAB de CV 4.00%, 10/04/2027(a)		350	380,581
4.875%, 09/19/2022(a)		225	236,081
Suzano Austria GmbH 3.75%, 01/15/2031		145	147,900

			4,518,522

Capital Goods – 0.0%
Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025		117	124,778

Communications - Media – 1.3%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.20%, 03/15/2028		48	53,207
4.80%, 03/01/2050		129	141,768
5.125%, 07/01/2049		198	226,336
Prosus NV 3.68%, 01/21/2030(a)		545	570,479
Tencent Holdings Ltd. 1.81%, 01/26/2026(a)		533	536,763
2.39%, 06/03/2030(a)		460	448,693
3.24%, 06/03/2050(a)		328	300,379
TWDC Enterprises 18 Corp. Series G 4.125%, 06/01/2044		648	749,503

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ViacomCBS, Inc. 4.95%, 01/15/2031	U.S.$	189	$222,427
Weibo Corp. 3.375%, 07/08/2030		1,312	1,306,096

			4,555,651

Communications - Telecommunications – 0.6%
AT&T, Inc. 2.75%, 06/01/2031		203	202,872
3.50%, 09/15/2053(a)		590	544,470
3.65%, 09/15/2059(a)		457	422,026
Verizon Communications, Inc. 2.987%, 10/30/2056(a)		460	412,298
4.862%, 08/21/2046		355	439,454
5.012%, 04/15/2049		44	55,655

			2,076,775

Consumer Cyclical - Automotive – 1.3%
General Motors Co. 6.125%, 10/01/2025		196	232,589
6.80%, 10/01/2027		279	350,455
General Motors Financial Co., Inc. 4.30%, 07/13/2025		135	149,480
5.10%, 01/17/2024		665	735,437
5.25%, 03/01/2026		165	189,930
Harley-Davidson Financial Services, Inc. 3.35%, 06/08/2025(a)		1,078	1,144,998
Lear Corp. 3.50%, 05/30/2030		314	332,623
3.80%, 09/15/2027		97	106,525
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(a)		1,120	1,226,557

			4,468,594

Consumer Cyclical - Other – 0.3%
Las Vegas Sands Corp. 2.90%, 06/25/2025		507	526,038
3.20%, 08/08/2024		97	101,713
3.90%, 08/08/2029		324	338,127
Marriott International, Inc./MD Series EE 5.75%, 05/01/2025		93	107,104

			1,072,982

Consumer Cyclical - Retailers – 0.7%
Advance Auto Parts, Inc. 3.90%, 04/15/2030		811	888,102

16 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Falabella SA 3.75%, 10/30/2027(a)	U.S.$	340	$365,882
InRetail Consumer 3.25%, 03/22/2028(a)		289	275,027
Ross Stores, Inc. 4.70%, 04/15/2027		893	1,028,325

			2,557,336

Consumer Non-Cyclical – 1.9%
Altria Group, Inc. 3.40%, 05/06/2030		750	780,435
4.80%, 02/14/2029		209	237,832
Anheuser-Busch InBev Worldwide, Inc. 5.55%, 01/23/2049		945	1,221,526
BAT Capital Corp. 2.259%, 03/25/2028		1,125	1,102,680
2.726%, 03/25/2031		220	211,220
4.70%, 04/02/2027		480	541,277
Cencosud SA 5.15%, 02/12/2025(a)		683	762,527
Cigna Corp. 3.75%, 07/15/2023		91	97,198
4.125%, 11/15/2025		299	335,699
4.375%, 10/15/2028		399	456,835
CVS Health Corp. 4.30%, 03/25/2028		70	79,659
5.05%, 03/25/2048		433	532,884
Kimberly-Clark de Mexico SAB de CV 2.431%, 07/01/2031(a)		270	264,516
Zimmer Biomet Holdings, Inc. 3.55%, 03/20/2030		208	224,852

			6,849,140

Energy – 3.5%
Boardwalk Pipelines LP 3.40%, 02/15/2031		399	413,524
BP Capital Markets America, Inc. 2.939%, 06/04/2051		1,201	1,094,471
Cenovus Energy, Inc. 4.25%, 04/15/2027		42	46,127
4.40%, 04/15/2029		1,193	1,300,811
5.375%, 07/15/2025		221	251,127
Chevron USA, Inc. 5.25%, 11/15/2043		553	726,465
Devon Energy Corp. 5.60%, 07/15/2041		457	541,211
Enbridge Energy Partners LP 7.375%, 10/15/2045		634	942,828

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy Transfer LP 4.75%, 01/15/2026	U.S.$	1,138	$1,270,429
6.25%, 04/15/2049		156	186,609
Eni SpA 4.25%, 05/09/2029(a)		850	953,148
Marathon Oil Corp. 3.85%, 06/01/2025		111	120,259
6.80%, 03/15/2032		650	821,431
Marathon Petroleum Corp. 5.125%, 12/15/2026		255	300,589
6.50%, 03/01/2041		161	214,178
Oleoducto Central SA 4.00%, 07/14/2027(a)		429	454,204
ONEOK, Inc. 4.35%, 03/15/2029		425	468,830
5.20%, 07/15/2048		48	54,873
6.35%, 01/15/2031		217	273,980
Suncor Energy, Inc. 6.80%, 05/15/2038		534	738,768
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(a)		237	241,740
TransCanada PipeLines Ltd. 6.10%, 06/01/2040		845	1,118,205

			12,533,807

Other Industrial – 0.2%
Alfa SAB de CV 5.25%, 03/25/2024(a)		530	580,747

Services – 0.8%
Alibaba Group Holding Ltd. 2.125%, 02/09/2031		1,149	1,104,741
Booking Holdings, Inc. 4.625%, 04/13/2030		925	1,083,813
Expedia Group, Inc. 6.25%, 05/01/2025(a)		33	38,401
Mastercard, Inc. 3.30%, 03/26/2027		417	460,493

			2,687,448

Technology – 1.7%
Baidu, Inc. 3.425%, 04/07/2030		202	212,817
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.50%, 01/15/2028		151	161,680
Broadcom, Inc. 4.11%, 09/15/2028		555	612,065

18 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

4.15%, 11/15/2030	U.S.$	1,073	$1,172,435
5.00%, 04/15/2030		205	235,951
Dell International LLC/EMC Corp. 6.02%, 06/15/2026(a)		469	559,869
Infor, Inc. 1.75%, 07/15/2025(a)		279	284,298
Micron Technology, Inc. 4.185%, 02/15/2027		992	1,114,324
NXP BV/NXP Funding LLC/NXP USA, Inc. 2.70%, 05/01/2025(a)		132	139,413
Oracle Corp. 2.875%, 03/25/2031		525	534,744
3.95%, 03/25/2051		630	656,057
SK Hynix, Inc. 2.375%, 01/19/2031(a)		280	268,018

			5,951,671

Transportation - Airlines – 0.4%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(a)		345	369,948
4.75%, 10/20/2028(a)		401	440,045
Southwest Airlines Co. 5.25%, 05/04/2025		639	732,058

			1,542,051

Transportation - Railroads – 0.1%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(a)		216	222,953
5.875%, 07/05/2034(a)		180	205,506

			428,459

Transportation - Services – 0.1%
ENA Master Trust 4.00%, 05/19/2048(a)		457	459,799

			50,407,760

Financial Institutions – 10.6%
Banking – 7.1%
ABN AMRO Bank NV 4.75%, 07/28/2025(a)		200	224,834
American Express Co. Series B 3.622% (LIBOR 3 Month + 3.43%), 08/15/2021(b)(c)		62	62,050
Series C 3.469% (LIBOR 3 Month + 3.29%), 06/15/2021(b)(c)		613	609,953
Banco de Credito del Peru 3.125%, 07/01/2030(a)		635	624,681

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Banco Santander SA 5.179%, 11/19/2025	U.S.$	1,000	$1,143,170
Bank of America Corp. 2.687%, 04/22/2032		626	632,880
Series DD 6.30%, 03/10/2026(b)		185	216,110
Series L 3.95%, 04/21/2025		1,131	1,244,021
Series Z 6.50%, 10/23/2024(b)		289	332,047
Bank of New York Mellon Corp. (The) Series G 4.70%, 09/20/2025(b)		166	183,221
Barclays Bank PLC 6.86%, 06/15/2032(a)(b)		129	177,590
BNP Paribas SA 2.871%, 04/19/2032(a)		722	727,531
Capital One Financial Corp. Series E 3.991% (LIBOR 3 Month + 3.80%), 06/01/2021(b)(c)		462	462,319
CIT Group, Inc. 5.25%, 03/07/2025		383	432,066
CITIC Ltd. 2.85%, 02/25/2030(a)		317	315,177
Citigroup, Inc. 4.45%, 09/29/2027		721	819,813
5.95%, 01/30/2023(b)		216	228,638
Series Q 4.289% (LIBOR 3 Month + 4.10%), 05/17/2021(b)(c)		575	575,236
Series R 4.672% (LIBOR 3 Month + 4.48%), 05/17/2021(b)(c)		240	240,274
Series W 4.00%, 12/10/2025(b)		329	333,715
Credit Suisse Group AG 4.194%, 04/01/2031(a)		1,165	1,287,395
Deutsche Bank AG/New York NY 3.961%, 11/26/2025		265	287,286
Discover Bank 4.682%, 08/09/2028		250	266,250
Fifth Third Bancorp Series L 4.50%, 09/30/2025(b)		205	224,334
Goldman Sachs Group, Inc. (The) 2.615%, 04/22/2032		715	718,217

20 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

HSBC Holdings PLC 4.041%, 03/13/2028	U.S.$	462	$510,140
4.292%, 09/12/2026		536	595,030
6.375%, 03/30/2025(b)		547	605,923
ING Groep NV 2.727%, 04/01/2032		720	728,381
6.875%, 04/16/2022(a)(b)		425	443,657
JPMorgan Chase & Co. 2.083%, 04/22/2026		465	480,773
2.58%, 04/22/2032		715	718,053
Series I 3.656% (LIBOR 3 Month + 3.47%), 07/30/2021(b)(c)		328	329,404
Series V 3.522% (LIBOR 3 Month + 3.32%), 07/01/2021(b)(c)		161	160,984
Series Z 3.976% (LIBOR 3 Month + 3.80%), 08/01/2021(b)(c)		470	471,856
Morgan Stanley Series H 3.794% (LIBOR 3 Month + 3.61%), 07/15/2021(b)(c)		79	79,324
Natwest Group PLC 8.625%, 08/15/2021(b)		320	326,461
Series U 2.523% (LIBOR 3 Month + 2.32%), 09/30/2027(b)(c)		700	695,247
Santander Holdings USA, Inc. 4.40%, 07/13/2027		315	351,121
Standard Chartered PLC 1.696% (LIBOR 3 Month + 1.51%), 01/30/2027(a)(b)(c)		400	383,352
4.30%, 02/19/2027(a)		446	487,259
5.20%, 01/26/2024(a)		350	384,594
7.50%, 04/02/2022(a)(b)		363	380,696
Truist Financial Corp. Series Q 5.10%, 03/01/2030(b)		692	771,898
UBS AG/Stamford CT 7.625%, 08/17/2022		620	674,262
UBS Group AG 7.00%, 02/19/2025(a)(b)		312	359,655
7.125%, 08/10/2021(a)(b)		578	586,867
UniCredit SpA 2.569%, 09/22/2026(a)		1,125	1,133,955

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

US Bancorp Series J 5.30%, 04/15/2027(b)	U.S.$	380	$427,671
Wells Fargo & Co. 2.188%, 04/30/2026		542	562,021
3.90%, 03/15/2026(b)		273	279,377

			25,296,769

Brokerage – 0.3%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(b)		568	634,995
Series I 4.00%, 06/01/2026(b)		469	483,741

			1,118,736

Finance – 2.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 6.50%, 07/15/2025		179	210,146
Air Lease Corp. 2.875%, 01/15/2026		145	151,015
3.625%, 04/01/2027		34	36,241
3.875%, 07/03/2023		62	65,946
4.25%, 02/01/2024		174	188,726
Aircastle Ltd. 2.85%, 01/26/2028(a)		835	819,561
4.125%, 05/01/2024		152	161,321
4.25%, 06/15/2026		53	57,248
4.40%, 09/25/2023		380	406,885
5.00%, 04/01/2023		31	33,207
5.25%, 08/11/2025(a)		384	425,430
Aviation Capital Group LLC 1.95%, 01/30/2026(a)		415	407,571
2.875%, 01/20/2022(a)		64	64,794
3.50%, 11/01/2027(a)		136	140,776
3.875%, 05/01/2023(a)		328	342,819
4.125%, 08/01/2025(a)		5	5,353
4.375%, 01/30/2024(a)		135	143,874
4.875%, 10/01/2025(a)		153	168,162
5.50%, 12/15/2024(a)		381	428,073
CDBL Funding 1 3.50%, 10/24/2027(a)		580	613,096
GE Capital European Funding Unlimited Co. 4.625%, 02/22/2027	EUR	150	224,044
GE Capital Funding LLC 4.40%, 05/15/2030(a)	U.S.$	1,218	1,386,973

22 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Huarong Finance 2017 Co., Ltd. 4.50%, 01/24/2022(a)(b)	U.S.$	587	$376,414
Synchrony Financial 4.50%, 07/23/2025		1,008	1,124,958

			7,982,633

Insurance – 0.9%
Alleghany Corp. 3.625%, 05/15/2030		777	845,881
Centene Corp. 4.25%, 12/15/2027		116	121,645
4.625%, 12/15/2029		132	143,254
Guardian Life Insurance Co. of America (The) 4.85%, 01/24/2077(a)		294	357,533
MetLife Capital Trust IV 7.875%, 12/15/2037(a)		699	971,037
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(a)		246	412,151
Voya Financial, Inc. 5.65%, 05/15/2053		180	192,634

			3,044,135

Other Finance – 0.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.45%, 04/03/2026		271	296,940

			37,739,213

Utility – 0.5%
Electric – 0.5%
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(a)		274	283,131
Chile Electricity Pec SpA Zero Coupon, 01/25/2028(a)		679	550,839
Enel Chile SA 4.875%, 06/12/2028		401	462,854
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/2024(a)		361	404,749
NextEra Energy Capital Holdings, Inc. 2.75%, 05/01/2025		211	225,023

			1,926,596

Total Corporates – Investment Grade (cost $86,944,777)			90,073,569

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 15.8%
Non-Agency Fixed Rate CMBS – 11.8%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.652%, 03/10/2037(a)	U.S.$	960	$869,822
Banc of America Commercial Mortgage Trust Series 2015-UBS7, Class AS 3.989%, 09/15/2048		860	942,211
CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 05/10/2058		735	792,956
Series 2016-C4, Class AM 3.691%, 05/10/2058		375	403,060
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 03/13/2035(a)		1,305	1,358,270
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class B 3.732%, 04/10/2046		500	522,340
Series 2013-GC17, Class D 5.26%, 11/10/2046(a)		565	512,284
Series 2015-GC27, Class A5 3.137%, 02/10/2048		1,223	1,307,817
Series 2015-GC35, Class A4 3.818%, 11/10/2048		340	376,022
Series 2016-GC36, Class A5 3.616%, 02/10/2049		425	466,834
Series 2018-B2, Class A4 4.009%, 03/10/2051		1,050	1,184,455
COMM Mortgage Trust Series 2013-LC6, Class B 3.739%, 01/10/2046		1,580	1,638,150
Commercial Mortgage Trust Series 2013-SFS, Class A1 1.873%, 04/12/2035(a)		151	151,454
Series 2014-LC17, Class B 4.49%, 10/10/2047		800	876,563
Series 2014-UBS6, Class AM 4.048%, 12/10/2047		375	407,650
Series 2015-3BP, Class A 3.178%, 02/10/2035(a)		170	180,686
Series 2015-CR24, Class A5 3.696%, 08/10/2048		430	473,192
Series 2015-CR25, Class A4 3.759%, 08/10/2048		1,045	1,150,603

24 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-DC1, Class A5 3.35%, 02/10/2048	U.S.$	765	$824,461
Series 2015-PC1, Class A5 3.902%, 07/10/2050		685	754,721
CSAIL Commercial Mortgage Trust Series 2015-C2, Class A4 3.504%, 06/15/2057		332	360,095
Series 2015-C3, Class A4 3.718%, 08/15/2048		573	627,531
Series 2015-C4, Class A4 3.808%, 11/15/2048		1,450	1,597,890
GS Mortgage Securities Trust Series 2011-GC5, Class D 5.478%, 08/10/2044(a)		252	153,411
Series 2012-GC6, Class B 5.843%, 01/10/2045(a)		600	609,639
Series 2012-GCJ9, Class AS 3.124%, 11/10/2045		762	784,256
Series 2013-G1, Class A2 3.557%, 04/10/2031(a)		766	745,602
Series 2014-GC22, Class A5 3.862%, 06/10/2047		658	712,997
Series 2018-GS9, Class A4 3.992%, 03/10/2051		1,125	1,268,306
GSF Series 2021-1, Class A1 1.433%, 08/15/2026(d)(e)(f)		47	47,000
Series 2021-1, Class A2 2.435%, 08/15/2026(d)(e)(f)		93	95,790
Series 2021-1, Class AS 2.638%, 08/15/2026(d)(e)(f)		25	25,750
JPMBB Commercial Mortgage Securities Trust Series 2014-C21, Class A5 3.775%, 08/15/2047		735	796,783
Series 2014-C24, Class C 4.553%, 11/15/2047		890	868,128
Series 2015-C30, Class A5 3.822%, 07/15/2048		425	468,441
Series 2015-C31, Class A3 3.801%, 08/15/2048		1,009	1,108,000
Series 2015-C33, Class A4 3.77%, 12/15/2048		1,050	1,160,751
JPMCC Commercial Mortgage Securities Trust Series 2017-JP7, Class XA 1.195%, 09/15/2050(g)		4,668	225,148

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

JPMorgan Chase Commercial Mortgage Securities Trust Series 2011-C5, Class D 5.607%, 08/15/2046(a)	U.S.$	127	$108,652
Series 2012-C6, Class D 5.313%, 05/15/2045		690	647,895
Series 2012-C6, Class E 5.313%, 05/15/2045(a)		389	230,110
Series 2012-C8, Class AS 3.424%, 10/15/2045(a)		850	873,943
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		130	75,277
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(a)		538	546,382
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C16, Class A5 3.892%, 06/15/2047		730	787,026
Morgan Stanley Capital I Trust Series 2016-UB12, Class A4 3.596%, 12/15/2049		660	721,421
UBS Commercial Mortgage Trust Series 2018-C8, Class A4 3.983%, 02/15/2051		720	808,695
Series 2018-C9, Class A4 4.117%, 03/15/2051		1,300	1,462,259
Series 2018-C10, Class A4 4.313%, 05/15/2051		750	853,006
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/2045		1,098	1,129,426
Wells Fargo Commercial Mortgage Trust Series 2015-C27, Class A5 3.451%, 02/15/2048		1,040	1,121,120
Series 2015-SG1, Class A4 3.789%, 09/15/2048		723	783,312
Series 2015-SG1, Class C 4.611%, 09/15/2048		284	270,881
Series 2016-C35, Class XA 2.079%, 07/15/2048(g)		3,737	278,713
Series 2016-LC24, Class XA 1.798%, 10/15/2049(g)		8,530	578,325
Series 2016-LC25, Class C 4.563%, 12/15/2059		545	579,704

26 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-NXS6, Class C 4.459%, 11/15/2049	U.S.$	600	$633,273
Series 2018-C43, Class A4 4.012%, 03/15/2051		900	1,014,966
Series 2018-C48, Class A5 4.302%, 01/15/2052		89	102,562
WF-RBS Commercial Mortgage Trust Series 2013-C11, Class B 3.714%, 03/15/2045		480	497,457
Series 2013-C11, Class XA 1.309%, 03/15/2045(a)(g)		6,143	97,649
Series 2014-C24, Class AS 3.931%, 11/15/2047		945	1,001,767

			42,052,890

Non-Agency Floating Rate CMBS – 4.0%
Ashford Hospitality Trust Series 2018-ASHF, Class A 1.015% (LIBOR 1 Month + 0.90%), 04/15/2035(a)(c)		568	568,071
Series 2018-KEYS, Class A 1.115% (LIBOR 1 Month + 1.00%), 06/15/2035(a)(c)		1,000	999,980
Atrium Hotel Portfolio Trust Series 2018-ATRM, Class A 1.065% (LIBOR 1 Month + 0.95%), 06/15/2035(a)(c)		750	749,764
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.115% (LIBOR 1 Month + 1.00%), 11/15/2033(a)(c)		1,330	1,299,881
BBCMS Mortgage Trust Series 2020-BID, Class A 2.255% (LIBOR 1 Month + 2.14%), 10/15/2037(a)(c)		627	630,142
BHMS Series 2018-ATLS, Class A 1.365% (LIBOR 1 Month + 1.25%), 07/15/2035(a)(c)		547	546,916
Braemar Hotels & Resorts Trust Series 2018-PRME, Class A 0.935% (LIBOR 1 Month + 0.82%), 06/15/2035(a)(c)		700	696,523
BX Trust Series 2018-EXCL, Class A 1.203% (LIBOR 1 Month + 1.09%), 09/15/2037(a)(c)		780	759,869

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CLNY Trust Series 2019-IKPR, Class D 2.14% (LIBOR 1 Month + 2.03%), 11/15/2038(a)(c)	U.S.$	540	$528,537
DBWF Mortgage Trust Series 2018-GLKS, Class A 1.145% (LIBOR 1 Month + 1.03%), 12/19/2030(a)(c)		541	540,979
Federal Home Loan Mortgage Corp. Series 2021-MN1, Class M1 2.01% (SOFR + 2.00%), 01/25/2051(a)(c)		142	142,987
Great Wolf Trust Series 2019-WOLF, Class A 1.149% (LIBOR 1 Month + 1.03%), 12/15/2036(a)(c)		1,019	1,018,688
GS Mortgage Securities Corp. Trust Series 2019-BOCA, Class A 1.315% (LIBOR 1 Month + 1.20%), 06/15/2038(a)(c)		725	725,475
Series 2019-SMP, Class A 1.265% (LIBOR 1 Month + 1.15%), 08/15/2032(a)(c)		700	699,783
HFX Funding Series 2017-1A, Class A3 3.647%, 03/15/2035(e)		710	736,984
Invitation Homes Trust Series 2018-SFR2, Class C 1.395% (LIBOR 1 Month + 1.28%), 06/17/2037(a)(c)		206	206,658
Series 2018-SFR3, Class C 1.415% (LIBOR 1 Month + 1.30%), 07/17/2037(a)(c)		390	390,784
JPMorgan Chase Commercial Mortgage Securities Trust Series 2020-NNN, Class EFL 1.966% (LIBOR 1 Month + 1.85%), 01/16/2037(a)(c)		617	615,847
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.065% (LIBOR 1 Month + 1.95%), 11/15/2026(c)(e)		173	146,989
Series 2019-BPR, Class C 3.165% (LIBOR 1 Month + 3.05%), 05/15/2036(a)(c)		520	443,948
Natixis Commercial Mortgage Securities Trust Series 2018-850T, Class A 0.898% (LIBOR 1 Month + 0.78%), 07/15/2033(a)(c)		540	537,300

28 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-MILE, Class A 1.615% (LIBOR 1 Month + 1.50%), 07/15/2036(a)(c)	U.S.$	379	$380,317
Starwood Retail Property Trust Series 2014-STAR, Class A 1.585% (LIBOR 1 Month + 1.47%), 11/15/2027(a)(c)		1,045	770,817

			14,137,239

Agency CMBS – 0.0%
Government National Mortgage Association Series 2006-39, Class IO 0.00%, 07/16/2046(g)		723	7

Total Commercial Mortgage-Backed Securities (cost $55,130,070)			56,190,136

COLLATERALIZED MORTGAGE OBLIGATIONS – 15.7%
Risk Share Floating Rate – 13.6%
Bellemeade Re Ltd. Series 2018-3A, Class M1B 1.956% (LIBOR 1 Month + 1.85%), 10/25/2028(a)(c)		445	445,934
Series 2018-3A, Class M2 2.856% (LIBOR 1 Month + 2.75%), 10/25/2028(a)(c)		325	327,242
Series 2019-1A, Class M1B 1.856% (LIBOR 1 Month + 1.75%), 03/25/2029(a)(c)		1,000	1,000,000
Series 2019-2A, Class M1C 2.106% (LIBOR 1 Month + 2.00%), 04/25/2029(a)(c)		487	489,983
Series 2019-2A, Class M2 3.206% (LIBOR 1 Month + 3.10%), 04/25/2029(a)(c)		325	328,279
Series 2019-3A, Class M1B 1.706% (LIBOR 1 Month + 1.60%), 07/25/2029(a)(c)		359	359,464
Series 2019-3A, Class M1C 2.056% (LIBOR 1 Month + 1.95%), 07/25/2029(a)(c)		263	263,000
Series 2019-4A, Class M1B 2.106% (LIBOR 1 Month + 2.00%), 10/25/2029(a)(c)		885	885,000
Series 2019-4A, Class M1C 2.606% (LIBOR 1 Month + 2.50%), 10/25/2029(a)(c)		750	751,452

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-4A, Class M2 2.956% (LIBOR 1 Month + 2.85%), 10/25/2029(a)(c)	U.S.$	540	$541,905
Series 2020-2A, Class M1B 3.306% (LIBOR 1 Month + 3.20%), 08/26/2030(a)(c)		335	338,974
Series 2020-3A, Class M1B 2.956% (LIBOR 1 Month + 2.85%), 10/25/2030(a)(c)		220	223,300
Series 2020-4A, Class M2A 2.706% (LIBOR 1 Month + 2.60%), 06/25/2030(a)(c)		310	311,508
Series 2021-1A, Class M1C 2.966% (SOFR + 2.95%), 03/25/2031(a)(c)		398	396,844
Connecticut Avenue Securities Trust Series 2018-R07, Class 1M2 2.506% (LIBOR 1 Month + 2.40%), 04/25/2031(a)(c)		156	156,725
Series 2019-HRP1, Class M2 2.256% (LIBOR 1 Month + 2.15%), 11/25/2039(a)(c)		611	607,860
Series 2019-R01, Class 2M2 2.556% (LIBOR 1 Month + 2.45%), 07/25/2031(a)(c)		464	466,986
Series 2019-R02, Class 1M2 2.406% (LIBOR 1 Month + 2.30%), 08/25/2031(a)(c)		133	133,921
Series 2019-R06, Class 2M2 2.206% (LIBOR 1 Month + 2.10%), 09/25/2039(a)(c)		471	473,050
Series 2020-R01, Class 1B1 3.356% (LIBOR 1 Month + 3.25%), 01/25/2040(a)(c)		500	500,000
Series 2020-SBT1, Class 1M2 3.756% (LIBOR 1 Month + 3.65%), 02/25/2040(a)(c)		1,000	1,025,685
Series 2020-SBT1, Class 2M2 3.756% (LIBOR 1 Month + 3.65%), 02/25/2040(a)(c)		300	309,956
Eagle Re Ltd. Series 2018-1, Class M2 3.106% (LIBOR 1 Month + 3.00%), 11/25/2028(a)(c)		325	327,437
Series 2019-1, Class M2 3.406% (LIBOR 1 Month + 3.30%), 04/25/2029(a)(c)		325	326,622

30 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2020-1, Class M1A 1.006% (LIBOR 1 Month + 0.90%), 01/25/2030(a)(c)	U.S.$	950	$944,606
Series 2020-2, Class M1B 4.106% (LIBOR 1 Month + 4.00%), 10/25/2030(a)(c)		1,579	1,592,543
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-HQA2, Class M3 4.906% (LIBOR 1 Month + 4.80%), 05/25/2028(c)		387	402,086
Series 2016-DNA4, Class M3 3.906% (LIBOR 1 Month + 3.80%), 03/25/2029(c)		942	982,298
Series 2016-HQA3, Class M3 3.956% (LIBOR 1 Month + 3.85%), 03/25/2029(c)		1,162	1,208,799
Series 2017-DNA2, Class B1 5.256% (LIBOR 1 Month + 5.15%), 10/25/2029(c)		750	816,514
Series 2017-DNA3, Class M2 2.606% (LIBOR 1 Month + 2.50%), 03/25/2030(c)		250	255,669
Series 2017-HQA1, Class M2 3.656% (LIBOR 1 Month + 3.55%), 08/25/2029(c)		842	869,582
Series 2017-HQA2, Class B1 4.856% (LIBOR 1 Month + 4.75%), 12/25/2029(c)		800	857,102
Series 2017-HQA2, Class M2 2.756% (LIBOR 1 Month + 2.65%), 12/25/2029(c)		229	234,343
Series 2017-HQA2, Class M2B 2.756% (LIBOR 1 Month + 2.65%), 12/25/2029(c)		560	567,774
Series 2017-HQA3, Class B1 4.556% (LIBOR 1 Month + 4.45%), 04/25/2030(c)		750	788,504
Series 2017-HQA3, Class M2 2.456% (LIBOR 1 Month + 2.35%), 04/25/2030(c)		570	579,268
Series 2018-HQA2, Class B1 4.356% (LIBOR 1 Month + 4.25%), 10/25/2048(a)(c)		1,250	1,290,203
Series 2019-DNA1, Class B2 10.856% (LIBOR 1 Month + 10.75%), 01/25/2049(c)(e)		750	854,795

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-DNA1, Class M2 2.756% (LIBOR 1 Month + 2.65%), 01/25/2049(a)(c)	U.S.$	931	$950,313
Series 2019-DNA3, Class B1 3.356% (LIBOR 1 Month + 3.25%), 07/25/2049(a)(c)		600	606,727
Series 2019-FTR2, Class B1 3.106% (LIBOR 1 Month + 3.00%), 11/25/2048(a)(c)		750	722,456
Series 2019-FTR2, Class M2 2.256% (LIBOR 1 Month + 2.15%), 11/25/2048(a)(c)		895	892,197
Series 2019-FTR3, Class B2 4.909% (LIBOR 1 Month + 4.80%), 09/25/2047(c)(e)		700	686,639
Series 2019-HQA2, Class B1 4.206% (LIBOR 1 Month + 4.10%), 04/25/2049(a)(c)		750	774,847
Series 2019-HQA3, Class B1 3.106% (LIBOR 1 Month + 3.00%), 09/25/2049(a)(c)		500	504,611
Series 2019-HQA4, Class B1 3.056% (LIBOR 1 Month + 2.95%), 11/25/2049(a)(c)		750	752,814
Series 2020-DNA5, Class M2 2.81% (SOFR + 2.80%), 10/25/2050(a)(c)		620	630,244
Series 2021-DNA3, Class B1 3.51%, 10/25/2033(a)(c)		651	659,808
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C01, Class 1M2 4.406% (LIBOR 1 Month + 4.30%), 02/25/2025(c)		238	243,635
Series 2015-C01, Class 2M2 4.656% (LIBOR 1 Month + 4.55%), 02/25/2025(c)		32	32,607
Series 2015-C02, Class 1M2 4.106% (LIBOR 1 Month + 4.00%), 05/25/2025(c)		220	222,627
Series 2015-C02, Class 2M2 4.106% (LIBOR 1 Month + 4.00%), 05/25/2025(c)		61	61,425
Series 2015-C03, Class 1M2 5.106% (LIBOR 1 Month + 5.00%), 07/25/2025(c)		224	229,206

32 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-C03, Class 2M2 5.106% (LIBOR 1 Month + 5.00%), 07/25/2025(c)	U.S.$	110	$112,327
Series 2015-C04, Class 1M2 5.806% (LIBOR 1 Month + 5.70%), 04/25/2028(c)		401	424,628
Series 2016-C02, Class 1B 12.356% (LIBOR 1 Month + 12.25%), 09/25/2028(c)		149	185,124
Series 2016-C03, Class 1B 11.856% (LIBOR 1 Month + 11.75%), 10/25/2028(c)		99	121,475
Series 2016-C05, Class 2M2 4.556% (LIBOR 1 Month + 4.45%), 01/25/2029(c)		593	618,651
Series 2016-C06, Class 1B 9.356% (LIBOR 1 Month + 9.25%), 04/25/2029(c)		378	423,346
Series 2016-C06, Class 1M2 4.356% (LIBOR 1 Month + 4.25%), 04/25/2029(c)		276	287,481
Series 2016-C07, Class 2B 9.606% (LIBOR 1 Month + 9.50%), 05/25/2029(c)		379	431,829
Series 2017-C01, Class 1B1 5.856% (LIBOR 1 Month + 5.75%), 07/25/2029(c)		750	824,069
Series 2017-C01, Class 1M2 3.656% (LIBOR 1 Month + 3.55%), 07/25/2029(c)		321	331,790
Series 2017-C02, Class 2B1 5.606% (LIBOR 1 Month + 5.50%), 09/25/2029(c)		750	815,700
Series 2017-C02, Class 2M2C 3.756% (LIBOR 1 Month + 3.65%), 09/25/2029(c)		618	639,738
Series 2017-C03, Class 1M2 3.106% (LIBOR 1 Month + 3.00%), 10/25/2029(c)		660	677,942
Series 2017-C04, Class 2M2 2.956% (LIBOR 1 Month + 2.85%), 11/25/2029(c)		273	279,470
Series 2017-C06, Class 2B1 4.556% (LIBOR 1 Month + 4.45%), 02/25/2030(c)		750	781,556

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-C07, Class 1B1 4.106% (LIBOR 1 Month + 4.00%), 05/25/2030(c)	U.S.$	305	$314,149
Series 2017-C07, Class 2B1 4.556% (LIBOR 1 Month + 4.45%), 05/25/2030(c)		750	778,055
Home Re Ltd. Series 2018-1, Class B1 4.106% (LIBOR 1 Month + 4.00%), 10/25/2028(c)(e)		500	516,229
Series 2020-1, Class M1B 3.356% (LIBOR 1 Month + 3.25%), 10/25/2030(a)(c)		510	516,548
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.356% (LIBOR 1 Month + 4.25%), 11/25/2024(c)(e)		37	36,381
Mortgage Insurance-Linked Notes Series 2019-1, Class M2 3.006% (LIBOR 1 Month + 2.90%), 11/26/2029(a)(c)		900	886,022
Oaktown Re V Ltd. Series 2020-2A, Class M1B 3.706% (LIBOR 1 Month + 3.60%), 10/25/2030(a)(c)		934	940,863
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 2.109% (LIBOR 1 Month + 2.00%), 03/27/2024(a)(c)		276	263,586
Series 2019-2R, Class A 2.861% (LIBOR 1 Month + 2.75%), 05/27/2023(a)(c)		394	391,389
Series 2019-3R, Class A 2.811% (LIBOR 1 Month + 2.70%), 10/27/2022(a)(c)		259	260,039
Series 2020-1R, Class A 2.461% (LIBOR 1 Month + 2.35%), 02/27/2023(c)(e)		418	416,960
Radnor Re Ltd. Series 2018-1, Class B1 3.906% (LIBOR 1 Month + 3.80%), 03/25/2028(c)(e)		162	165,567
Series 2019-1, Class M1B 2.056% (LIBOR 1 Month + 1.95%), 02/25/2029(a)(c)		635	638,081

34 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-2, Class M1B 1.856% (LIBOR 1 Month + 1.75%), 06/25/2029(a)(c)	U.S.$	351	$351,803
Series 2020-1, Class M1A 1.056% (LIBOR 1 Month + 0.95%), 02/25/2030(a)(c)		900	896,164
Series 2020-1, Class M2A 2.106% (LIBOR 1 Month + 2.00%), 02/25/2030(a)(c)		850	824,421
Series 2020-2, Class M1C 4.706% (LIBOR 1 Month + 4.60%), 10/25/2030(a)(c)		376	383,274
Triangle Re Ltd. Series 2020-1, Class M1B 4.006% (LIBOR 1 Month + 3.90%), 10/25/2030(a)(c)		1,075	1,084,934
Series 2021-1, Class M1B 3.106% (LIBOR 1 Month + 3.00%), 08/25/2033(a)(c)		401	401,938
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.356% (LIBOR 1 Month + 5.25%), 11/25/2025(c)(e)		240	234,946
Series 2015-WF1, Class 2M2 5.606% (LIBOR 1 Month + 5.50%), 11/25/2025(c)(e)		56	55,448

			48,517,292

Agency Floating Rate – 0.8%
Federal Home Loan Mortgage Corp. REMICs Series 4719, Class JS 6.035% (6.15% – LIBOR 1 Month), 09/15/2047(c)(h)		1,088	209,929
Series 4981, Class HS 5.994% (6.10% – LIBOR 1 Month), 06/25/2050(c)(h)		3,462	603,417
Federal National Mortgage Association REMICs Series 2011-131, Class ST 6.434% (6.54% – LIBOR 1 Month), 12/25/2041(c)(h)		643	142,109
Series 2015-90, Class SL 6.044% (6.15% – LIBOR 1 Month), 12/25/2045(c)(h)		1,298	266,961
Series 2016-77, Class DS 5.894% (6.00% – LIBOR 1 Month), 10/25/2046(c)(h)		1,077	231,440

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-26, Class TS 5.844% (5.95% – LIBOR 1 Month), 04/25/2047(c)(h)	U.S.$	1,278	$309,179
Series 2017-62, Class AS 6.044% (6.15% – LIBOR 1 Month), 08/25/2047(c)(h)		1,233	258,127
Series 2017-81, Class SA 6.094% (6.20% – LIBOR 1 Month), 10/25/2047(c)(h)		1,348	318,602
Series 2017-97, Class LS 6.094% (6.20% – LIBOR 1 Month), 12/25/2047(c)(h)		1,247	312,813
Government National Mortgage Association Series 2017-65, Class ST 6.034% (6.15% – LIBOR 1 Month), 04/20/2047(c)(h)		1,227	270,145

			2,922,722

Agency Fixed Rate – 0.7%
Federal Home Loan Mortgage Corp. REMICs Series 4976, Class MI 4.50%, 05/25/2050(g)		2,532	450,281
Series 5015, Class BI 4.00%, 09/25/2050(g)		1,969	355,249
Series 5049, Class CI 3.50%, 12/25/2050(g)		2,159	314,720
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 0.649%, 05/28/2035		65	62,788
Federal National Mortgage Association REMICs Series 2016-31, Class IO 5.00%, 06/25/2046(g)		3,791	616,107
Series 2020-89, Class KI 4.00%, 12/25/2050(g)		4,207	685,984

			2,485,129

Non-Agency Fixed Rate – 0.4%
Alternative Loan Trust Series 2006-24CB, Class A16 5.75%, 08/25/2036		229	178,916
Series 2006-28CB, Class A14 6.25%, 10/25/2036		166	123,155
Series 2006-J1, Class 1A13 5.50%, 02/25/2036		108	97,910

36 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-13, Class 1A19 6.25%, 09/25/2036	U.S.$	55	$37,178
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 07/25/2036		190	130,115
JPMorgan Alternative Loan Trust Series 2006-A3, Class 2A1 3.432%, 07/25/2036		466	402,980
Structured Asset Securities Corp. Mortgage Pass-Through Certificates Series 2002-3, Class B3 6.50%, 03/25/2032		452	243,060

			1,213,314

Non-Agency Floating Rate – 0.2%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.486% (LIBOR 1 Month + 0.38%), 12/25/2036(c)		507	248,280
HomeBanc Mortgage Trust Series 2005-1, Class A1 0.606% (LIBOR 1 Month + 0.50%), 03/25/2035(c)		120	109,436
Impac Secured Assets Corp. Series 2005-2, Class A2D 0.966% (LIBOR 1 Month + 0.86%), 03/25/2036(c)		214	191,706
JPMorgan Chase Bank, NA Series 2019-CL1, Class M3 2.206% (LIBOR 1 Month + 2.10%), 04/25/2047(a)(c)		137	138,611
Residential Accredit Loans, Inc. Trust Series 2007-QS4, Class 2A4 0.446% (LIBOR 1 Month + 0.34%), 03/25/2037(c)		547	104,429

			792,462

Total Collateralized Mortgage Obligations (cost $57,125,325)			55,930,919

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THROUGHS – 10.3%
Agency Fixed Rate 30-Year – 9.4%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 10/01/2049-11/01/2049	U.S.$	789	$851,181
Series 2020 3.50%, 01/01/2050		1,024	1,113,417
Federal Home Loan Mortgage Corp. Gold Series 2005 5.50%, 01/01/2035		117	135,486
Series 2007 5.50%, 07/01/2035		18	21,044
Series 2016 4.00%, 02/01/2046		755	835,051
Series 2017 4.00%, 07/01/2044		569	628,906
Series 2018 4.50%, 03/01/2048-11/01/2048		1,638	1,806,372
5.00%, 11/01/2048		337	378,368
Federal National Mortgage Association Series 2003 5.50%, 04/01/2033-07/01/2033		114	130,971
Series 2004 5.50%, 04/01/2034-01/01/2035		387	446,938
Series 2005 5.50%, 02/01/2035		47	54,477
Series 2007 5.50%, 08/01/2037		228	262,721
Series 2010 4.00%, 12/01/2040		343	377,602
Series 2012 3.50%, 02/01/2042-01/01/2043		2,685	2,926,695
Series 2013 3.50%, 04/01/2043		1,315	1,434,901
4.00%, 10/01/2043		814	898,139
Series 2016 3.50%, 01/01/2047		677	729,862
Series 2018 4.50%, 09/01/2048		1,713	1,889,356
Series 2019 3.50%, 08/01/2049-11/01/2049		2,319	2,500,206
Series 2020 3.50%, 01/01/2050		984	1,065,696
Government National Mortgage Association Series 2016 3.00%, 04/20/2046-05/20/2046		468	494,809

38 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Uniform Mortgage-Backed Security Series 2019 2.50%, 05/01/2051, TBA	U.S.$	7,110	$7,373,848
Series 2020 2.50%, 06/01/2051, TBA		3,455	3,574,845
Series 2021 2.00%, 05/01/2051, TBA		3,645	3,680,596

			33,611,487

Agency Fixed Rate 15-Year – 0.9%
Federal National Mortgage Association Series 2016 2.50%, 08/01/2031-01/01/2032		2,124	2,228,544
Series 2017 2.50%, 02/01/2032		769	806,895

			3,035,439

Agency ARMs – 0.0%
Federal Home Loan Mortgage Corp. Series 2006 2.375% (LIBOR 12 Month + 2.00%), 01/01/2037(c)		18	18,778

Other Agency Fixed Rate Programs – 0.0%
Federal Home Loan Mortgage Corp. Series 2012 2.50%, 05/01/2022		16	16,088

Total Mortgage Pass-Throughs (cost $35,557,831)			36,681,792

INFLATION-LINKED SECURITIES – 7.5%
Canada – 0.7%
Canadian Government Real Return Bond 1.50%, 12/01/2044	CAD	2,620	2,628,575

United States – 6.8%
U.S. Treasury Inflation Index 0.125%, 01/15/2031 (TIPS)	U.S.$	728	794,020
0.25%, 01/15/2025 (TIPS)		16,738	18,294,383
0.375%, 07/15/2025 (TIPS)		4,573	5,072,025

			24,160,428

Total Inflation-Linked Securities (cost $26,108,305)			26,789,003

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 4.5%
Autos - Fixed Rate – 2.4%
Avis Budget Rental Car Funding AESOP LLC Series 2016-1A, Class A 2.99%, 06/20/2022(a)	U.S.$	139	$139,665
Series 2018-1A, Class A 3.70%, 09/20/2024(a)		920	980,831
Series 2018-2A, Class A 4.00%, 03/20/2025(a)		755	818,155
CPS Auto Trust Series 2017-A, Class E 7.07%, 04/15/2024(a)		550	568,303
Exeter Automobile Receivables Trust Series 2016-3A, Class D 6.40%, 07/17/2023(a)		332	333,990
Series 2017-1A, Class D 6.20%, 11/15/2023(a)		525	535,594
Series 2017-3A, Class C 3.68%, 07/17/2023(a)		308	313,233
First Investors Auto Owner Trust Series 2018-1A, Class E 5.35%, 07/15/2024(a)		1,000	1,043,455
Series 2020-1A, Class A 1.49%, 01/15/2025(a)		233	234,601
Flagship Credit Auto Trust Series 2016-4, Class E 6.44%, 01/16/2024(a)		565	575,959
Series 2019-3, Class E 3.84%, 12/15/2026(a)		960	1,007,904
Series 2020-1, Class E 3.52%, 06/15/2027(a)		1,000	1,029,782
Ford Credit Auto Owner Trust Series 2021-1, Class D 2.31%, 10/17/2033(a)		542	543,211
Hertz Vehicle Financing II LP Series 2015-3A, Class A 2.67%, 09/25/2021(a)		22	21,997
Series 2017-1A, Class A 2.96%, 10/25/2021(a)		130	130,314
Series 2019-1A, Class A 3.71%, 03/25/2023(a)		93	93,603
Series 2019-2A, Class A 3.42%, 05/25/2025(a)		68	68,596
Hertz Vehicle Financing LLC Series 2018-2A, Class A 3.65%, 06/27/2022(a)		142	142,615

			8,581,808

40 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Other ABS - Fixed Rate – 1.3%
Affirm Asset Securitization Trust Series 2020-A, Class A 2.10%, 02/18/2025(a)	U.S.$	467	$472,871
Series 2021-Z1, Class A 1.07%, 08/15/2025(a)(d)		388	387,987
Domino’s Pizza Master Issuer LLC Series 2021-1A, Class A2I 2.662%, 04/25/2051(a)		416	431,287
Hardee’s Funding LLC Series 2018-1A, Class A23 5.71%, 06/20/2048(a)		332	371,016
Series 2020-1A, Class A2 3.981%, 12/20/2050(a)		998	1,045,260
Marlette Funding Trust Series 2019-3A, Class A 2.69%, 09/17/2029(a)		101	101,037
Series 2020-1A, Class A 2.24%, 03/15/2030(a)		331	331,664
Neighborly Issuer LLC Series 2021-1A, Class A2 3.584%, 04/30/2051(a)		304	308,035
SoFi Consumer Loan Program LLC Series 2017-4, Class B 3.59%, 05/26/2026(a)		808	816,736
SoFi Consumer Loan Program Trust Series 2018-3, Class A2 3.67%, 08/25/2027(a)		6	5,636
Upstart Securitization Trust Series 2020-3, Class A 1.702%, 11/20/2030(a)		313	315,265

			4,586,794

Credit Cards - Fixed Rate – 0.8%
Brex Commercial Charge Card Master Trust Series 2021-1, Class A 2.09%, 07/17/2024(a)		397	397,135
World Financial Network Credit Card Master Trust Series 2018-B, Class A 3.46%, 07/15/2025		330	333,923
Series 2018-B, Class M 3.81%, 07/15/2025		825	834,697
Series 2019-A, Class M 3.61%, 12/15/2025		780	795,369
Series 2019-B, Class M 3.04%, 04/15/2026		600	614,617

			2,975,741

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Home Equity Loans - Floating Rate – 0.0%
ABFC Trust Series 2003-WF1, Class A2 1.231% (LIBOR 1 Month + 1.13%), 12/25/2032(c)	U.S.$	16	$15,839

Total Asset-Backed Securities (cost $15,776,908)			16,160,182

CORPORATES - NON-INVESTMENT GRADE – 4.2%
Industrial – 3.3%
Basic – 0.5%
Axalta Coating Systems LLC 3.375%, 02/15/2029(a)		557	540,735
INEOS Quattro Finance 2 PLC 2.50%, 01/15/2026(a)	EUR	313	377,693
Ingevity Corp. 3.875%, 11/01/2028(a)	U.S.$	453	451,324
Sealed Air Corp. 4.00%, 12/01/2027(a)		379	398,329

			1,768,081

Capital Goods – 0.4%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 3.25%, 09/01/2028(a)		485	478,705
GFL Environmental, Inc. 3.50%, 09/01/2028(a)		558	538,319
TransDigm, Inc. 6.25%, 03/15/2026(a)		362	383,300

			1,400,324

Communications - Media – 0.6%
Cable One, Inc. 4.00%, 11/15/2030(a)		326	322,368
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 08/15/2030-06/01/2033(a)		619	625,111
CSC Holdings LLC 6.75%, 11/15/2021		120	123,300
Netflix, Inc. 5.875%, 11/15/2028		766	932,467

			2,003,246

42 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.3%
Lumen Technologies, Inc. 4.50%, 01/15/2029(a)	U.S.$	545	$536,656
T-Mobile USA, Inc. 2.625%, 04/15/2026		169	171,905
2.875%, 02/15/2031		353	344,200
3.375%, 04/15/2029		178	181,129

			1,233,890

Consumer Cyclical - Automotive – 0.2%
Allison Transmission, Inc. 3.75%, 01/30/2031(a)		554	534,638
Clarios Global LP/Clarios US Finance Co. 4.375%, 05/15/2026(a)	EUR	130	161,599

			696,237

Consumer Cyclical - Entertainment – 0.6%
Carnival Corp. 11.50%, 04/01/2023(a)	U.S.$	401	460,557
Mattel, Inc. 3.375%, 04/01/2026(a)		311	322,006
3.75%, 04/01/2029(a)		310	317,186
Royal Caribbean Cruises Ltd. 10.875%, 06/01/2023(a)		364	417,814
11.50%, 06/01/2025(a)		655	759,007

			2,276,570

Consumer Cyclical - Restaurants – 0.2%
1011778 BC ULC/New Red Finance, Inc. 3.50%, 02/15/2029(a)		685	671,355

Consumer Cyclical - Retailers – 0.1%
Levi Strauss & Co. 3.50%, 03/01/2031(a)		382	380,396

Consumer Non-Cyclical – 0.3%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 03/15/2029(a)		373	359,277
Jazz Securities DAC 4.375%, 01/15/2029(a)		252	257,640
Newell Brands, Inc. 4.70%, 04/01/2026		261	290,736
4.875%, 06/01/2025		65	72,004
Spectrum Brands, Inc. 5.75%, 07/15/2025		31	31,903

			1,011,560

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy – 0.1%
Transocean Poseidon Ltd. 6.875%, 02/01/2027(a)	U.S.$	225	$212,906

			11,654,565

Financial Institutions – 0.9%
Banking – 0.7%
Credit Suisse Group AG 7.50%, 07/17/2023(a)(b)		1,020	1,092,400
Discover Financial Services Series D 6.125%, 06/23/2025(b)		1,087	1,224,788
Intesa Sanpaolo SpA 5.017%, 06/26/2024(a)		288	312,693

			2,629,881

Finance – 0.2%
Navient Corp. 7.25%, 01/25/2022		99	102,839
SLM Corp. 4.20%, 10/29/2025		587	617,753

			720,592

			3,350,473

Total Corporates – Non-Investment Grade (cost $14,571,831)			15,005,038

GOVERNMENTS - TREASURIES – 3.5%
Malaysia – 0.3%
Malaysia Government Bond Series 117 3.882%, 03/10/2022	MYR	3,708	920,615

United States – 3.2%
U.S. Treasury Bonds 1.875%, 02/15/2051	U.S.$	670	608,590
3.00%, 05/15/2045		80	91,000
3.125%, 08/15/2044(i)		3,139	3,642,363
U.S. Treasury Notes 0.125%, 08/31/2022(i)		2,704	2,704,845
1.625%, 05/15/2026		4,217	4,374,235

			11,421,033

Total Governments – Treasuries (cost $11,835,417)			12,341,648

44 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED LOAN OBLIGATIONS – 1.2%
CLO - Floating Rate – 1.2%
Dryden CLO Ltd. Series 2020-77A, Class A 2.182% (LIBOR 3 Month + 2.00%), 05/20/2031(a)(c)	U.S.$	440	$440,309
Elevation CLO Ltd. Series 2020-11A, Class D1 4.034% (LIBOR 3 Month + 3.85%), 04/15/2033(a)(c)		1,000	995,717
Goldentree Loan Management US CLO 7 Ltd. Series 2020-7A, Class AR 1.258% (LIBOR 3 Month + 1.07%), 04/20/2034(a)(c)		581	581,448
Magnetite XXVI Ltd. Series 2020-26A, Class A 1.934% (LIBOR 3 Month + 1.75%), 07/15/2030(a)(c)		808	808,792
OCP CLO Ltd. Series 2020-18A, Class A 1.988% (LIBOR 3 Month + 1.80%), 04/20/2030(a)(c)		632	632,320
Series 2020-18A, Class AR 1.28% (LIBOR 3 Month + 1.09%), 07/20/2032(a)(c)		761	760,394
Voya CLO Ltd. Series 2019-1A, Class DR 3.034% (LIBOR 3 Month + 2.85%), 04/15/2031(a)(c)		210	209,357

Total Collateralized Loan Obligations (cost $4,431,763)			4,428,337

EMERGING MARKETS - CORPORATE BONDS – 1.0%
Industrial – 1.0%
Basic – 0.1%
Vedanta Resources Finance II PLC 13.875%, 01/21/2024(a)		377	413,475
Volcan Cia Minera SAA 4.375%, 02/11/2026(a)		160	157,440

			570,915

Capital Goods – 0.4%
Cemex SAB de CV 3.875%, 07/11/2031(a)		572	563,963

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Embraer Netherlands Finance BV 5.40%, 02/01/2027	U.S.$	540	$566,663
6.95%, 01/17/2028(a)		219	245,280
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(a)		477	12,644

			1,388,550

Communications - Media – 0.1%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(a)		417	421,921

Consumer Cyclical - Other – 0.1%
Wynn Macau Ltd. 5.625%, 08/26/2028(a)		330	346,087

Consumer Non-Cyclical – 0.2%
BRF GmbH 4.35%, 09/29/2026(a)		349	359,470
Natura Cosmeticos SA 4.125%, 05/03/2028(a)		283	287,112
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(e)(j)(k)		660	6,250

			652,832

Services – 0.1%
MercadoLibre, Inc. 2.375%, 01/14/2026		200	198,670

			3,578,975

Utility – 0.0%
Electric – 0.0%
Terraform Global Operating LLC 6.125%, 03/01/2026(e)		60	61,628

Financial Institutions – 0.0%
Other Finance – 0.0%
OEC Finance Ltd. 5.25%, 12/27/2033(a)(l)		177	26,487
7.125%, 12/26/2046(a)(l)		213	30,137

			56,624

Total Emerging Markets – Corporate Bonds (cost $4,361,650)			3,697,227

QUASI-SOVEREIGNS – 0.8%
Quasi-Sovereign Bonds – 0.8%
Indonesia – 0.3%
Indonesia Asahan Aluminium Persero PT 4.75%, 05/15/2025(a)		407	443,121

46 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Pertamina Persero PT 6.45%, 05/30/2044(a)	U.S.$	348	$444,418

			887,539

Mexico – 0.3%
Comision Federal de Electricidad 3.348%, 02/09/2031(a)		653	626,676
Petroleos Mexicanos 6.75%, 09/21/2047		392	346,920
6.84%, 01/23/2030		143	146,932

			1,120,528

Peru – 0.2%
Corp. Financiera de Desarrollo SA 2.40%, 09/28/2027(a)		808	767,752

Total Quasi-Sovereigns (cost $2,727,519)			2,775,819

EMERGING MARKETS - SOVEREIGNS – 0.6%
Dominican Republic – 0.2%
Dominican Republic International Bond 4.875%, 09/23/2032(a)		763	798,289

Egypt – 0.2%
Egypt Government International Bond 5.875%, 02/16/2031(a)		765	735,356

Oman – 0.2%
Oman Government International Bond 4.875%, 02/01/2025(a)		380	398,002
6.25%, 01/25/2031(a)		245	263,069

			661,071

Total Emerging Markets – Sovereigns (cost $2,145,111)			2,194,716

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 0.6%
United States – 0.6%
State of California Series 2010 7.625%, 03/01/2040		970	1,585,334
Tobacco Settlement Finance Authority/WV 3.00%, 06/01/2035		500	508,828

Total Local Governments – US Municipal Bonds (cost $1,872,217)			2,094,162

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN BONDS – 0.5%
Colombia – 0.1%
Colombia Government International Bond 3.125%, 04/15/2031	U.S.$	375	$366,516

Israel – 0.1%
Israel Government International Bond 3.875%, 07/03/2050		430	478,187

Qatar – 0.1%
Qatar Government International Bond 3.40%, 04/16/2025(a)		252	274,412

Saudi Arabia – 0.2%
Saudi Government International Bond 2.90%, 10/22/2025(a)		453	480,491

Total Governments – Sovereign Bonds (cost $1,507,390)			1,599,606

		Shares
COMMON STOCKS – 0.3%
Financials – 0.3%
Insurance – 0.3%
Mt Logan Re Ltd. (Preference Shares)(d)(f)(j)(m) (cost $945,040)		944	937,827

		Principal Amount (000)
SHORT-TERM INVESTMENTS – 16.3%
U.S. Treasury Bills – 8.5%
U.S. Treasury Bill Zero Coupon, 05/25/2021-04/21/2022 (cost $30,352,391)	U.S.$	30,355	30,352,044

48 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

Investment Companies – 7.8%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(n)(o)(p) (cost $27,664,674)	27,664,674	$27,664,674

Total Short-Term Investments (cost $58,017,065)		58,016,718

Total Investments – 108.1% (cost $379,058,219)		384,916,699
Other assets less liabilities – (8.1)%		(28,720,392)

Net Assets – 100.0%		$356,196,307

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro Buxl 30 Yr Bond Futures	31	June 2021	$7,524,760	$(205,765)
Euro-Bund Futures	20	June 2021	4,087,649	(26,473)
U.S. 10 Yr Ultra Futures	137	June 2021	19,939,922	(68,595)
U.S. T-Note 2 Yr (CBT) Futures	361	June 2021	79,693,570	(5,475)
U.S. T-Note 5 Yr (CBT) Futures	191	June 2021	23,672,062	21,334
U.S. Ultra Bond (CBT) Futures	162	June 2021	30,116,812	(202,372)

Sold Contracts
Canadian 10 Yr Bond Futures	61	June 2021	6,916,129	(66,803)
Long Gilt Future	89	June 2021	15,692,354	188,342

				$(365,807)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	AUD	9,333	USD	7,118	06/04/2021	$(72,460)
Citibank, NA	BRL	872	USD	161	05/04/2021	846
Citibank, NA	USD	154	BRL	872	05/04/2021	6,887
Citibank, NA	JPY	391,570	USD	3,695	05/20/2021	111,762
Citibank, NA	CAD	12,620	USD	10,081	07/16/2021	(187,201)
Goldman Sachs Bank USA	USD	3,679	RUB	274,617	05/25/2021	(35,984)
HSBC Bank USA	USD	7,651	CHF	6,892	05/06/2021	(103,961)
Morgan Stanley Capital Services, Inc.	BRL	28,333	USD	5,243	05/04/2021	27,462
Morgan Stanley Capital Services, Inc.	USD	5,015	BRL	28,333	05/04/2021	200,497
Morgan Stanley Capital Services, Inc.	NZD	9,860	USD	7,147	05/27/2021	91,311
Morgan Stanley Capital Services, Inc.	USD	4,764	BRL	26,114	06/02/2021	30,289

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 49

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services, Inc.	MYR	4,032	USD	975	09/23/2021	$(4,687)
Natwest Markets PLC	BRL	25,683	USD	4,753	05/04/2021	24,892
Natwest Markets PLC	USD	4,750	BRL	25,683	05/04/2021	(22,344)
Natwest Markets PLC	BRL	25,683	USD	4,740	06/02/2021	24,733
State Street Bank & Trust Co.	CHF	237	USD	266	05/06/2021	6,616
State Street Bank & Trust Co.	CHF	187	USD	203	05/06/2021	(1,398)
State Street Bank & Trust Co.	USD	161	CHF	150	05/06/2021	3,967
State Street Bank & Trust Co.	USD	3,495	JPY	382,959	05/20/2021	9,671
State Street Bank & Trust Co.	USD	2	JPY	187	05/20/2021	(11)
State Street Bank & Trust Co.	EUR	7,781	USD	9,291	05/27/2021	(68,323)
State Street Bank & Trust Co.	NZD	264	USD	192	05/27/2021	2,812
State Street Bank & Trust Co.	NZD	239	USD	166	05/27/2021	(4,744)
State Street Bank & Trust Co.	USD	479	EUR	401	05/27/2021	3,112
State Street Bank & Trust Co.	USD	322	EUR	268	05/27/2021	(126)
State Street Bank & Trust Co.	USD	248	NZD	346	05/27/2021	395
State Street Bank & Trust Co.	AUD	160	USD	121	06/04/2021	(1,888)
State Street Bank & Trust Co.	USD	180	AUD	233	06/04/2021	(677)
State Street Bank & Trust Co.	GBP	409	USD	564	06/17/2021	(1,827)
State Street Bank & Trust Co.	USD	207	GBP	150	06/17/2021	(337)
State Street Bank & Trust Co.	USD	5	SEK	42	07/15/2021	36
State Street Bank & Trust Co.	CHF	122	USD	134	08/05/2021	52
UBS AG	BRL	54,889	USD	9,559	05/04/2021	(545,775)
UBS AG	USD	10,158	BRL	54,889	05/04/2021	(53,201)

						$(559,604)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAHY Series 34, 5 Year Index, 06/20/2025*	5.00%	Quarterly	2.45%	USD	1,257	$131,332	$58,281	$73,051
CDX-NAHY Series 36, 5 Year Index, 06/20/2026*	5.00	Quarterly	2.87	USD	1,603	166,845	152,052	14,793

						$298,177	$210,333	$87,844

*	Termination date

50 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation/ (Depreciation)
SEK	121,200	08/30/2024	3 Month STIBOR	(0.165)%	Quarterly/Annual	$(166,480)	$	– 0	–	$(166,480)
CAD	42,660	08/10/2025	0.698%	3 Month CDOR	Semi-Annual	804,087		746,693		57,394
CAD	42,660	08/10/2025	3 Month CDOR	0.698%	Semi-Annual	(804,094)		– 0	–	(804,094)
USD	2,000	12/13/2029	1.764%	3 Month LIBOR	Semi-Annual/Quarterly	(51,757)		– 0	–	(51,757)
CAD	2,100	03/04/2051	2.333%	3 Month CDOR	Semi-Annual	63,153		– 0	–	63,153
CAD	2,095	03/03/2051	2.297%	3 Month CDOR	Semi-Annual	76,409		84		76,325

						$(78,682)		$746,777		$(825,459)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)%	Monthly	5.60%	USD	58	$5,835	$11,636	$(5,801)
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)	Monthly	5.60	USD	58	5,835	11,645	(5,810)
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)	Monthly	5.60	USD	697	70,176	137,003	(66,827)
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)	Monthly	5.60	USD	692	69,500	140,730	(71,230)
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)	Monthly	5.60	USD	1,743	175,491	345,718	(170,227)
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)	Monthly	5.60	USD	3,486	350,691	704,478	(353,787)
Goldman Sachs International
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)	Monthly	5.60	USD	433	43,560	74,928	(31,368)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)	Monthly	5.60	USD	368	36,960	74,068	(37,108)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)	Monthly	5.60	USD	231	23,238	44,714	(21,476)
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)	Monthly	5.60	USD	462	46,477	94,084	(47,607)

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 51

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	12.50%	USD	5	$(1,412)	$(780)	$(632)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	5	(1,413)	(624)	(789)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	11	(3,107)	(1,447)	(1,660)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	13	(3,674)	(1,519)	(2,155)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	14	(3,954)	(1,379)	(2,575)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	19	(5,368)	(2,335)	(3,033)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	23	(6,498)	(2,920)	(3,578)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	23	(6,498)	(2,827)	(3,671)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	25	(7,061)	(3,212)	(3,849)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	34	(9,602)	(4,908)	(4,694)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	32	(9,041)	(3,933)	(5,108)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	32	(9,041)	(3,549)	(5,492)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	45	(12,717)	(5,257)	(7,460)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	46	(12,996)	(5,101)	(7,895)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	155	(43,777)	(10,381)	(33,396)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	291	(82,189)	(41,819)	(40,370)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1,882	(531,487)	(74,530)	(456,957)
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	9.08	USD	850	(71,958)	(16,107)	(55,851)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	4	(1,130)	(443)	(687)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	52	(14,687)	(5,905)	(8,782)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	46	(12,992)	(2,558)	(10,434)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	181	(51,120)	(20,047)	(31,073)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	322	(90,943)	(39,304)	(51,639)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	745	(210,413)	(50,578)	(159,835)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	20	(5,648)	(2,942)	(2,706)

52 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	12.50%	USD	26	$(7,343)	$(2,257)	$(5,086)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	52	(14,686)	(4,975)	(9,711)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	52	(14,687)	(4,598)	(10,089)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	90	(25,427)	(11,181)	(14,246)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	104	(29,373)	(10,876)	(18,497)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	224	(63,265)	(35,465)	(27,800)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	313	(88,402)	(50,269)	(38,133)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	260	(73,433)	(34,277)	(39,156)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	219	(61,853)	(14,064)	(47,789)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	311	(87,837)	(26,032)	(61,805)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	356	(100,546)	(36,740)	(63,806)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	760	(214,650)	(58,609)	(156,041)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	30	(8,473)	(2,835)	(5,638)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	32	(9,038)	(3,025)	(6,013)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	61	(17,228)	(7,540)	(9,688)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	130	(36,717)	(15,580)	(21,137)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	131	(36,997)	(12,346)	(24,651)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	374	(105,630)	(44,430)	(61,200)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	800	(225,947)	(114,527)	(111,420)

						$(1,602,495)	$844,973	$(2,447,468)

*	Termination date

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 53

PORTFOLIO OF INVESTMENTS (continued)

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Pay Total Return on Reference Obligation
Barclays Bank PLC iBoxx $ Liquid High Yield Index	3 Month LIBOR	Quarterly	USD	13,359	06/20/2021	$(256,279)

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2021, the aggregate market value of these securities amounted to $118,665,934 or 33.3% of net assets.

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2021.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 1.16% of net assets as of April 30, 2021, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2019-DNA1, Class B2 10.856%, 01/25/2049	02/11/2020	$1,031,722	$854,795	0.24%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2019-FTR3, Class B2 4.909%, 09/25/2047	10/07/2020	733,012	686,639	0.19%
GSF Series 2021-1, Class A1 1.433%, 08/15/2026	02/25/2021	47,000	47,000	0.01%
GSF Series 2021-1, Class A2 2.435%, 08/15/2026	02/25/2021	95,713	95,790	0.03%
GSF Series 2021-1, Class AS 2.638%, 08/15/2026	02/25/2021	25,729	25,750	0.01%
HFX Funding Series 2017-1A, Class A3 3.647%, 03/15/2035	11/19/2020	760,542	736,984	0.21%
Home Re Ltd. Series 2018-1, Class B1 4.106%, 10/25/2028	12/12/2019	515,598	516,229	0.14%

54 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.356%, 11/25/2024	11/06/2015	$36,696	$36,381	0.01%
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.065%, 11/15/2026	11/16/2015	172,259	146,989	0.04%
PMT Credit Risk Transfer Trust Series 2020-1R, Class A 2.461%, 02/27/2023	02/11/2000	417,979	416,960	0.12%
Radnor Re Ltd. Series 2018-1, Class B1 3.906%, 03/25/2028	01/10/2000	167,601	165,567	0.05%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	60,000	61,628	0.02%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	01/24/2014	365,927	6,250	0.00%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.356%, 11/25/2025	09/28/2015	244,606	234,946	0.07%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 5.606%, 11/25/2025	09/28/2015	56,702	55,448	0.02%

(f)	Fair valued by the Adviser.

(g)	IO – Interest Only.

(h)	Inverse interest only security.

(i)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(j)	Non-income producing security.

(k)	Defaulted matured security.

(l)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at April 30, 2021.

(m)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd. (Preference Shares)	12/30/2014	$945,040	$937,827	0.26%

(n)	Affiliated investments.

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PORTFOLIO OF INVESTMENTS (continued)

(o)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(p)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

JPY – Japanese Yen

MYR – Malaysian Ringgit

NZD – New Zealand Dollar

RUB – Russian Ruble

SEK – Swedish Krona

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

LIBOR – London Interbank Offered Rate

REMICs – Real Estate Mortgage Investment Conduits

SOFR – Secured Overnight Financing Rate

STIBOR – Stockholm Interbank Offered Rate

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

April 30, 2021 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $351,393,545)	$357,252,025
Affiliated issuers (cost $27,664,674)	27,664,674
Cash	7,171
Cash collateral due from broker	3,645,428
Foreign currencies, at value (cost $69,974)	70,612
Receivable for investment securities sold	9,724,866
Interest receivable	1,649,861
Market value on credit default swaps (net premiums paid $1,639,004)	827,763
Unrealized appreciation on forward currency exchange contracts	545,340
Receivable for capital stock sold	233,687
Affiliated dividends receivable	74

Total assets	401,621,501

Liabilities
Payable for investment securities purchased	39,346,794
Market value on credit default swaps (net premiums received $794,031)	2,430,258
Unrealized depreciation on forward currency exchange contracts	1,104,944
Cash collateral due to broker	1,056,000
Payable for capital stock redeemed	526,950
Unrealized depreciation on total return swaps	256,279
Dividends payable	245,080
Advisory fee payable	66,943
Distribution fee payable	55,999
Transfer Agent fee payable	37,701
Administrative fee payable	26,617
Payable for variation margin on futures	22,855
Payable for variation margin on centrally cleared swaps	8,968
Directors’ fees payable	1,921
Accrued expenses and other liabilities	237,885

Total liabilities	45,425,194

Net Assets	$356,196,307

Composition of Net Assets
Capital stock, at par	$31,764
Additional paid-in capital	355,105,554
Distributable earnings	1,058,989

Net Assets	$356,196,307

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$212,605,784	18,962,203	$11.21	*

C	$8,248,207	737,263	$11.19

Advisor	$120,390,377	10,732,653	$11.22

R	$1,249,141	111,443	$11.21

K	$5,981,146	532,993	$11.22

I	$2,108,055	187,702	$11.23

Z	$5,613,597	499,660	$11.23

*	The maximum offering price per share for Class A shares was $11.71 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended April 30, 2021 (unaudited)

Investment Income
Interest	$5,998,051
Dividends
Unaffiliated issuers	19,039
Affiliated issuers	628
Other income	377	$6,018,095

Expenses
Advisory fee (see Note B)	838,967
Distribution fee—Class A	275,853
Distribution fee—Class C	46,151
Distribution fee—Class R	3,679
Distribution fee—Class K	8,429
Transfer agency—Class A	141,421
Transfer agency—Class C	6,032
Transfer agency—Advisor Class	80,992
Transfer agency—Class R	1,912
Transfer agency—Class K	6,744
Transfer agency—Class I	784
Transfer agency—Class Z	572
Custody and accounting	95,045
Registration fees	52,915
Audit and tax	50,918
Administrative	40,136
Printing	31,785
Legal	16,780
Directors’ fees	11,734
Miscellaneous	11,251

Total expenses	1,722,100
Less: expenses waived and reimbursed by the Adviser (see Note B)	(420,018)

Net expenses		1,302,082

Net investment income		4,716,013

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)		2,420,386
Forward currency exchange contracts		620,069
Futures		(4,003,589)
Options written		223,716
Swaps		(1,291,918)
Swaptions written		419,616
Foreign currency transactions		(1,056,460)
Net change in unrealized appreciation/depreciation of:
Investments(b)		(2,042,809)
Forward currency exchange contracts		(799,466)
Futures		860,291
Options written		(117,383)
Swaps		(374,640)
Swaptions written		(34,052)
Foreign currency denominated assets and liabilities		12,793

Net loss on investment and foreign currency transactions		(5,163,446)

Net Decrease in Net Assets from Operations		$(447,433)

(a)	Net of foreign capital gains taxes of $1,003.

(b)	Net of increase in accrued foreign capital gains taxes of $4,271.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,716,013	$9,720,991
Net realized gain (loss) on investment and foreign currency transactions	(2,668,180)	12,753,070
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(2,495,266)	(7,028,658)

Net increase (decrease) in net assets from operations	(447,433)	15,445,403
Distributions to Shareholders
Class A	(5,762,128)	(6,405,787)
Class B	– 0	–	(201)
Class C	(212,196)	(231,596)
Advisor Class	(3,428,489)	(3,763,633)
Class R	(36,424)	(68,726)
Class K	(175,062)	(197,901)
Class I	(69,501)	(89,863)
Class Z	(152,181)	(250,502)
Capital Stock Transactions
Net increase (decrease)	(7,189,061)	9,467,968

Total increase (decrease)	(17,472,475)	13,905,162
Net Assets
Beginning of period	373,668,782	359,763,620

End of period	$356,196,307	$373,668,782

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

April 30, 2021 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 9 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Total Return Bond Portfolio (the “Fund”) (formerly AB Intermediate Bond Portfolio), a diversified portfolio. The Fund offers Class A, Class C, Advisor Class, Class R, Class K, Class I, Class T and Class Z shares. Class B and Class T shares have been authorized but currently are not offered. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B Shares of the Fund were converted to Class A shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

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NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and

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NOTES TO FINANCIAL STATEMENTS (continued)

other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2021:

Investments in Securities:	Level 1			Level 2	Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$90,073,569	$	– 0	–	$90,073,569
Commercial Mortgage-Backed Securities		– 0	–	56,021,596		168,540		56,190,136
Collateralized Mortgage Obligations		– 0	–	55,930,919		– 0	–	55,930,919
Mortgage Pass-Throughs		– 0	–	36,681,792		– 0	–	36,681,792
Inflation-Linked Securities		– 0	–	26,789,003		– 0	–	26,789,003
Asset-Backed Securities		– 0	–	15,772,195		387,987		16,160,182
Corporates – Non-Investment Grade		– 0	–	15,005,038		– 0	–	15,005,038
Governments – Treasuries		– 0	–	12,341,648		– 0	–	12,341,648
Collateralized Loan Obligations		– 0	–	4,428,337		– 0	–	4,428,337

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1			Level 2		Level 3			Total
Emerging Markets – Corporate Bonds	$	– 0	–	$3,697,227		$	– 0	–	$3,697,227
Quasi-Sovereigns		– 0	–	2,775,819			– 0	–	2,775,819
Emerging Markets – Sovereigns		– 0	–	2,194,716			– 0	–	2,194,716
Local Governments – US Municipal Bonds		– 0	–	2,094,162			– 0	–	2,094,162
Governments – Sovereign Bonds		– 0	–	1,599,606			– 0	–	1,599,606
Common Stocks		– 0	–	– 0	–		937,827		937,827
Short-Term Investments:
U.S. Treasury Bills		– 0	–	30,352,044			– 0	–	30,352,044
Investment Companies		27,664,674		– 0	–		– 0	–	27,664,674

Total Investments in Securities		27,664,674		355,757,671			1,494,354		384,916,699
Other Financial Instruments(a):
Assets:
Futures		209,676		– 0	–		– 0	–	209,676	(b)
Forward Currency Exchange Contracts		– 0	–	545,340			– 0	–	545,340
Centrally Cleared Credit Default Swaps		– 0	–	298,177			– 0	–	298,177	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	943,649			– 0	–	943,649	(b)
Credit Default Swaps		– 0	–	827,763			– 0	–	827,763
Liabilities:
Futures		(575,483)		– 0	–		– 0	–	(575,483	)(b)
Forward Currency Exchange Contracts		– 0	–	(1,104,944)			– 0	–	(1,104,944)
Centrally Cleared Interest Rate Swaps		– 0	–	(1,022,331)			– 0	–	(1,022,331)
Credit Default Swaps		– 0	–	(2,430,258)			– 0	–	(2,430,258)
Total Return Swaps		– 0	–	(256,279)			– 0	–	(256,279	)(b)

Total		$27,298,867		$353,558,788			$1,494,354		$382,352,009

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

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NOTES TO FINANCIAL STATEMENTS (continued)

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class,

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NOTES TO FINANCIAL STATEMENTS (continued)

except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion up to $5 billion, .35% of the excess over $5 billion up to $8 billion and .30% in excess of $8 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding interest expense) on an annual basis (the “Expense Caps”) to ..77%, 1.52%, .52%, 1.02%, .77%, .52%, and .52% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I, and Class Z shares, respectively. This waiver extends through January 31, 2022 and then may be extended by the Adviser for additional one year terms. For the six months ended April 30, 2021, such reimbursements/waivers amounted to $418,014.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2021, the reimbursement for such services amounted to $40,136.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $85,013 for the six months ended April 30, 2021.

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NOTES TO FINANCIAL STATEMENTS (continued)

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,746 from the sale of Class A shares and received $928 and $51 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2021.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2021, such waiver amounted to $2,004.

Fund	Market Value 10/31/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$3,612	$106,644	$82,591	$27,665	$1

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings (and related transactions). As a result, as of May 20, 2021, AXA no longer owns shares of Equitable.

Sales that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment

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NOTES TO FINANCIAL STATEMENTS (continued)

advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,207,503, $147,582 and $65,846 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2021 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$68,912,372	$84,687,287
U.S. government securities	175,215,116	193,204,540

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The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$11,535,097
Gross unrealized depreciation	(10,043,390)

Net unrealized appreciation	$1,491,707

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2021, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2021, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

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The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional

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amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the six months ended April 30, 2021, the Fund held written options for hedging and non-hedging purposes. During the six months ended April 30, 2021, the Fund held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of

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the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment

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or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2021, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the

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periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended April 30, 2021, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended April 30, 2021, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

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The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended April 30, 2021, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$209,676	*	Receivable/Payable for variation margin on futures	$575,483	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	87,844	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	196,872	*	Receivable/Payable for variation margin on centrally cleared swaps	1,022,331	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	545,340		Unrealized depreciation on forward currency exchange contracts	1,104,944

Credit contracts	Market value on credit default swaps	827,763		Market value on credit default swaps	2,430,258

Credit contracts				Unrealized depreciation on total return swaps	256,279

Total		$1,867,495			$5,389,295

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*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(4,003,589)	$860,291

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	620,069	(799,466)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	223,716	(117,383)

Credit contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	419,616	(34,052)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	234,392	(704,870)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(1,526,310)	330,230

Total		$(4,032,106)	$(465,250)

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2021:

Futures:
Average notional amount of buy contracts	$169,081,716
Average notional amount of sale contracts	$20,210,871
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$42,903,764
Average principal amount of sale contracts	$60,008,106
Options Written:
Average notional amount	$29,911,200	(a)
Swaptions Written:
Average notional amount	$18,800,000	(b)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$75,710,298
Credit Default Swaps:
Average notional amount of buy contracts	$8,805,143
Average notional amount of sale contracts	$10,992,528
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$4,183,843
Total Return Swaps:
Average notional amount	$13,100,000

(a)	Positions were open for less than one month during the period.

(b)	Positions were open for one month during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*		Security Collateral Received*			Net Amount of Derivative Assets
Citibank, NA/Citigroup Global Markets, Inc.	$797,023	$(279,583)	$(517,440)		$	– 0	–	$	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	43,560	(43,560)	– 0	–		– 0	–		– 0	–
JPMorgan Securities, LLC	36,960	(36,960)	– 0	–		– 0	–		– 0	–

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Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*			Net Amount of Derivative Assets
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services, Inc.	$419,274	$(230,634)		$(188,640)		$	– 0	–	$ – 0	–
Natwest Markets PLC	49,625	(22,344)		– 0	–		– 0	–	27,281
State Street Bank & Trust Co.	26,661	(26,661)		– 0	–		– 0	–	– 0	–

Total	$1,373,103	$(639,742)		$(706,080)		$	– 0	–	$27,281	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*			Net Amount of Derivative Liabilities
Barclays Bank PLC	$328,739	$ – 0	–	$ – 0	–	$	– 0	–	$328,739
Citibank, NA/Citigroup Global Markets, Inc.	279,583	(279,583)		– 0	–		– 0	–	– 0	–
Credit Suisse International	657,453	– 0	–	– 0	–		(657,453)		– 0	–
Deutsche Bank AG	453,243	– 0	–	(160,000)			(278,087)		15,156
Goldman Sachs Bank USA/Goldman Sachs International	823,134	(43,560)		– 0	–		(760,455)		19,119
HSBC Bank USA	103,961	– 0	–	– 0	–		– 0	–	103,961
JPMorgan Securities, LLC	214,083	(36,960)		– 0	–		(177,123)		– 0	–
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services, Inc.	230,634	(230,634)		– 0	–		– 0	–	– 0	–
Natwest Markets PLC	22,344	(22,344)		– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	79,331	(26,661)		– 0	–		– 0	–	52,670
UBS AG	598,976	– 0	–	– 0	–		– 0	–	598,976

Total	$3,791,481	$(639,742)		$(160,000)			$(1,873,118)		$1,118,621	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Fund may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended April 30, 2021, the Fund earned drop income of $148,203 which is included in interest income in the accompanying statement of operations.

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NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended April 30, 2021 (unaudited)		Year Ended October 31, 2020	Six Months Ended April 30, 2021 (unaudited)			Year Ended October 31, 2020

Class A
Shares sold	462,811		1,888,650		$5,276,463		$21,407,368

Shares issued in reinvestment of dividends and distributions	401,595		438,046		4,593,249		4,969,924

Shares converted from Class B	– 0	–	35,898		– 0	–	403,846

Shares converted from Class C	60,895		182,964		697,479		2,082,073

Shares redeemed	(1,438,093)		(2,549,088)		(16,407,626)		(28,719,237)

Net increase (decrease)	(512,792)		(3,530)		$(5,840,435)		$143,974

Class B
Shares sold	– 0	–	2	$	– 0	–	$30

Shares converted to Class A	– 0	–	(35,898)		– 0	–	(403,846)

Shares redeemed	– 0	–	(132)		– 0	–	(1,602)

Net decrease	– 0	–	(36,028)	$	– 0	–	$(405,418)

Class C
Shares sold	40,987		432,800		$470,713		$4,849,702

Shares issued in reinvestment of dividends and distributions	14,491		14,549		165,562		164,668

Shares converted to Class A	(61,024)		(183,382)		(697,479)		(2,082,073)

Shares redeemed	(137,720)		(316,423)		(1,570,940)		(3,542,669)

Net decrease	(143,266)		(52,456)		$(1,632,144)		$(610,372)

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	Shares		Amount
	Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31, 2020

Advisor Class
Shares sold	2,385,599	5,154,674	$27,335,316	$58,200,348

Shares issued in reinvestment of dividends and distributions	139,396	155,888	1,594,953	1,769,237

Shares redeemed	(2,380,870)	(3,956,933)	(27,095,531)	(43,675,272)

Net increase	144,125	1,353,629	$1,834,738	$16,294,313

Class R
Shares sold	54,860	42,105	$629,750	$468,652

Shares issued in reinvestment of dividends and distributions	3,131	6,020	35,839	68,154

Shares redeemed	(102,943)	(182,460)	(1,183,075)	(1,990,251)

Net decrease	(44,952)	(134,335)	$(517,486)	$(1,453,445)

Class K
Shares sold	84,415	328,822	$972,154	$3,745,267

Shares issued in reinvestment of dividends and distributions	15,207	17,425	174,057	197,903

Shares redeemed	(136,940)	(431,270)	(1,554,407)	(4,696,457)

Net decrease	(37,318)	(85,023)	$(408,196)	$(753,287)

Class I
Shares sold	23,035	107,909	$264,558	$1,239,855

Shares issued in reinvestment of dividends and distributions	5,511	7,118	63,155	81,001

Shares redeemed	(78,399)	(238,893)	(899,174)	(2,743,592)

Net decrease	(49,853)	(123,866)	$(571,461)	$(1,422,736)

Class Z
Shares sold	187,007	342,251	$2,146,780	$3,852,305

Shares issued in reinvestment of dividends and distributions	13,218	22,034	151,339	250,023

Shares redeemed	(204,780)	(568,822)	(2,352,196)	(6,427,389)

Net decrease	(4,555)	(204,537)	$(54,077)	$(2,325,061)

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 83

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. The Fund invests in inflation-indexed securities, the value of which may be vulnerable to changes in expectations of inflation or interest rates.

84 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 85

NOTES TO FINANCIAL STATEMENTS (continued)

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

LIBOR Transition and Associated Risk—A Fund may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is

86 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2021.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2021 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2020 and October 31, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$10,898,767	$11,729,904
Net long-term capital gains	109,442	– 0	–

Total taxable distributions paid	$11,008,209	$11,729,904

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 87

NOTES TO FINANCIAL STATEMENTS (continued)

As of October 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$4,818,070	(a)
Other losses	(184,605	)(b)
Unrealized appreciation/(depreciation)	7,418,451	(c)

Total accumulated earnings/(deficit)	$12,051,916	(d)

(a)	During the fiscal year, the Fund utilized $3,757,123 of capital loss carry forwards to offset current year net realized gains.

(b)	As of October 31, 2020, the cumulative deferred loss on straddles was $184,605.

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of Treasury inflation-protected securities, the tax treatment of swaps, the tax deferral of losses on wash sales, and the amortization on callable bonds.

(d)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2020, the Fund did not have any capital loss carryforwards.

NOTE I

Subsequent Events

As of April 30, 2021, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Effective May 31, 2021, Class C shares will automatically convert to Class A shares after eight years instead of ten years.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

88 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A	Class A
	Six Months Ended April 30, 2021 (unaudited)		Year Ended October 31,
			2020		2019		2018		2017	2016

Net asset value, beginning of period	$ 11.53		$ 11.35		$ 10.65		$ 11.11		$ 11.23	$ 11.06

Income From Investment Operations

Net investment income(a)(b)	.14		.29		.33		.25		.24 †	.26

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.17)		.22		.74		(.44)		(.06)	.27

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	.00 (c)	– 0	–

Net increase (decrease) in net asset value from operations	(.03)		.51		1.07		(.19)		.18	.53

Less: Dividends and Distributions

Dividends from net investment income	(.15)		(.33)		(.37)		(.27)		(.23)	(.36)

Distributions from net realized gain on investment transactions	(.14)		– 0	–	– 0	–	– 0	–	(.04)	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.03)	– 0	–

Total dividends and distributions	(.29)		(.33)		(.37)		(.27)		(.30)	(.36)

Net asset value, end of period	$ 11.21		$ 11.53		$ 11.35		$ 10.65		$ 11.11	$ 11.23

Total Return

Total investment return based on net asset value(d)	(.24)%		4.60%		10.23%		(1.75)%		1.68%†	4.93%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$212,606		$224,484		$221,033		$216,950		$240,386	$245,683

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.77	%^	.77%		.77%		.77%		.79%	.85%

Expenses, before waivers/reimbursements	1.00	%^	.99%		1.04%		1.01%		1.03%	1.03%

Net investment income(b)	2.46	%^	2.58%		2.98%		2.29%		2.16%†	2.35%

Portfolio turnover rate**	66%		83%		74%		195%		209%	128%

See footnote summary on page 96.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 89

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended April 30, 2021 (unaudited)		Year Ended October 31,
			2020		2019		2018		2017	2016

Net asset value, beginning of period	$ 11.50		$ 11.32		$ 10.63		$ 11.08		$ 11.21	$ 11.04

Income From Investment Operations

Net investment income(a)(b)	.10		.21		.25		.17		.15 †	.18

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.16)		.22		.73		(.43)		(.06)	.27

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	.00 (c)	– 0	–

Net increase (decrease) in net asset value from operations	(.06)		.43		.98		(.26)		.09	.45

Less: Dividends and Distributions

Dividends from net investment income	(.11)		(.25)		(.29)		(.19)		(.16)	(.28)

Distributions from net realized gain on investment transactions	(.14)		– 0	–	– 0	–	– 0	–	(.04)	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.02)	– 0	–

Total dividends and distributions	(.25)		(.25)		(.29)		(.19)		(.22)	(.28)

Net asset value, end of period	$ 11.19		$ 11.50		$ 11.32		$ 10.63		$ 11.08	$ 11.21

Total Return

Total investment return based on net asset value(d)	(.52)%		3.83%		9.33%		(2.40)%		.83%†	4.16%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$8,248		$10,128		$10,564		$11,334		$15,676	$41,886

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.52	%^	1.52%		1.52%		1.52%		1.55%	1.60%

Expenses, before waivers/reimbursements	1.75	%^	1.75%		1.79%		1.76%		1.78%	1.78%

Net investment income(b)	1.71	%^	1.84%		2.24%		1.54%		1.38%†	1.60%

Portfolio turnover rate**	66%		83%		74%		195%		209%	128%

See footnote summary on page 96.

90 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended April 30, 2021 (unaudited)		Year Ended October 31,
			2020		2019		2018		2017	2016

Net asset value, beginning of period	$ 11.53		$ 11.35		$ 10.65		$ 11.11		$ 11.24	$ 11.06

Income From Investment Operations

Net investment income(a)(b)	.15		.32		.35		.28		.27 †	.29

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.15)		.22		.75		(.44)		(.07)	.28

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	.00 (c)	– 0	–

Net increase (decrease) in net asset value from operations	– 0	–	.54		1.10		(.16)		.20	.57

Less: Dividends and Distributions

Dividends from net investment income	(.17)		(.36)		(.40)		(.30)		(.25)	(.39)

Distributions from net realized gain on investment transactions	(.14)		– 0	–	– 0	–	– 0	–	(.04)	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.31)		(.36)		(.40)		(.30)		(.33)	(.39)

Net asset value, end of period	$ 11.22		$ 11.53		$ 11.35		$ 10.65		$ 11.11	$ 11.24

Total Return

Total investment return based on net asset value(d)	(.03)%		4.86%		10.50%		(1.50)%		1.84%†	5.29%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$120,390		$122,108		$104,850		$76,406		$67,357	$56,068

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.52	%^	.52%		.52%		.52%		.54%	.60%

Expenses, before waivers/reimbursements	.74	%^	.74%		.79%		.76%		.78%	.78%

Net investment income(b)	2.71	%^	2.82%		3.21%		2.55%		2.41%†	2.60%

Portfolio turnover rate**	66%		83%		74%		195%		209%	128%

See footnote summary on page 96.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 91

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended April 30, 2021 (unaudited)		Year Ended October 31,
			2020		2019		2018		2017	2016

Net asset value, beginning of period	$ 11.52		$ 11.34		$ 10.65		$ 11.10		$ 11.23	$ 11.06

Income From Investment Operations

Net investment income(a)(b)	.12		.26		.30		.23		.21 †	.23

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.15)		.22		.74		(.44)		(.06)	.28

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	.00 (c)	– 0	–

Net increase (decrease) in net asset value from operations	(.03)		.48		1.04		(.21)		.15	.51

Less: Dividends and Distributions

Dividends from net investment income	(.14)		(.30)		(.35)		(.24)		(.21)	(.34)

Distributions from net realized gain on investment transactions	(.14)		– 0	–	– 0	–	– 0	–	(.04)	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.03)	– 0	–

Total dividends and distributions	(.28)		(.30)		(.35)		(.24)		(.28)	(.34)

Net asset value, end of period	$ 11.21		$ 11.52		$ 11.34		$ 10.65		$ 11.10	$ 11.23

Total Return

Total investment return based on net asset value(d)	(.28)%		4.33%		9.86%		(1.90)%		1.34%†	4.67%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,249		$1,802		$3,298		$2,814		$2,699	$3,023

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.02	%^	1.02%		1.02%		1.02%		1.04%	1.10%

Expenses, before waivers/reimbursements	1.37	%^	1.37%		1.42%		1.35%		1.39%	1.38%

Net investment income(b)	2.17	%^	2.34%		2.73%		2.07%		1.91%†	2.10%

Portfolio turnover rate**	66%		83%		74%		195%		209%	128%

See footnote summary on page 96.

92 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended April 30, 2021 (unaudited)		Year Ended October 31,
			2020		2019		2018		2017	2016

Net asset value, beginning of period	$ 11.54		$ 11.36		$ 10.66		$ 11.11		$ 11.24	$ 11.07

Income From Investment Operations

Net investment income(a)(b)	.14		.29		.33		.25		.24 †	.26

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.17)		.22		.74		(.43)		(.07)	.27

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	.00 (c)	– 0	–

Net increase (decrease) in net asset value from operations	(.03)		.51		1.07		(.18)		.17	.53

Less: Dividends and Distributions

Dividends from net investment income	(.15)		(.33)		(.37)		(.27)		(.23)	(.36)

Distributions from net realized gain on investment transactions	(.14)		– 0	–	– 0	–	– 0	–	(.04)	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.03)	– 0	–

Total dividends and distributions	(.29)		(.33)		(.37)		(.27)		(.30)	(.36)

Net asset value, end of period	$ 11.22		$ 11.54		$ 11.36		$ 10.66		$ 11.11	$ 11.24

Total Return

Total investment return based on net asset value(d)	(.24)%		4.59%		10.22%		(1.66)%		1.59%†	4.93%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,981		$6,580		$7,444		$7,863		$5,876	$5,706

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.77	%^	.77%		.77%		.77%		.79%	.85%

Expenses, before waivers/reimbursements	1.07	%^	1.07%		1.10%		1.08%		1.09%	1.09%

Net investment income(b)	2.46	%^	2.59%		2.98%		2.32%		2.15%†	2.34%

Portfolio turnover rate**	66%		83%		74%		195%		209%	128%
See footnote summary on page 96.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 93

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended April 30, 2021 (unaudited)		Year Ended October 31,
			2020		2019		2018		2017	2016

Net asset value, beginning of period	$ 11.55		$ 11.36		$ 10.66		$ 11.12		$ 11.24	$ 11.07

Income From Investment Operations

Net investment income(a)(b)	.15		.32		.36		.28		.27 †	.28

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.16)		.23		.74		(.44)		(.06)	.28

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	.00 (c)	– 0	–

Net increase (decrease) in net asset value from operations	(.01)		.55		1.10		(.16)		.21	.56

Less: Dividends and Distributions

Dividends from net investment income	(.17)		(.36)		(.40)		(.30)		(.25)	(.39)

Distributions from net realized gain on investment transactions	(.14)		– 0	–	– 0	–	– 0	–	(.04)	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.31)		(.36)		(.40)		(.30)		(.33)	(.39)

Net asset value, end of period	$ 11.23		$ 11.55		$ 11.36		$ 10.66		$ 11.12	$ 11.24

Total Return

Total investment return based on net asset value(d)	(.12)%		4.93%		10.50%		(1.50)%		1.93%†	5.20%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,108		$2,743		$4,107		$2,894		$2,729	$2,613

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.52	%^	.52%		.52%		.52%		.54%	.60%

Expenses, before waivers/reimbursements	.68	%^	.70%		.75%		.72%		.75%	.76%

Net investment income(b)	2.68	%^	2.85%		3.22%		2.57%		2.41%†	2.56%

Portfolio turnover rate**	66%		83%		74%		195%		209%	128%

See footnote summary on page 96.

94 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Six Months Ended April 30, 2021 (unaudited)		Year Ended October 31,
			2020		2019		2018		2017	2016

Net asset value, beginning of period	$ 11.55		$ 11.37		$ 10.67		$ 11.13		$ 11.26	$ 11.08

Income From Investment Operations

Net investment income(a)(b)	.16		.32		.36		.27		.27†	.28

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.17)		.22		.74		(.43)		(.07)	.29

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	.00 (c)	– 0	–

Net increase (decrease) in net asset value from operations	(.01)		.54		1.10		(.16)		.20	.57

Less: Dividends and Distributions

Dividends from net investment income	(.17)		(.36)		(.40)		(.30)		(.25)	(.39)

Distributions from net realized gain on investment transactions	(.14)		– 0	–	– 0	–	– 0	–	(.04)	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.31)		(.36)		(.40)		(.30)		(.33)	(.39)

Net asset value, end of period	$ 11.23		$ 11.55		$ 11.37		$ 10.67		$ 11.13	$ 11.26

Total Return

Total investment return based on net asset value(d)	(.11)%		4.84%		10.48%		(1.49)%		1.84%†	5.28%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,614		$5,824		$8,059		$7,274		$24,653	$18,134

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.52	%^	.52%		.52%		.52%		.54%	.60%

Expenses, before waivers/reimbursements	.64	%^	.64%		.68%		.64%		.66%	.66%

Net investment income(b)	2.72	%^	2.82%		3.22%		2.48%		2.42%	2.52%

Portfolio turnover rate**	66%		83%		74%		195%		209%	128%

See footnote summary on page 96.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended October 31, 2017, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.002	.02%	.02%

^	Annualized.

**	The Fund accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Michael Canter(2), Vice President Shawn E. Keegan(2), Vice President Janaki Rao(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Investment Grade Core Fixed Income Team. Messrs. Canter, Keegan, and Rao are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Total Return Bond Portfolio (formerly AB Intermediate Bond Portfolio) (the “Fund”) at a meeting held by video conference on November 3-5, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

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The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the requests of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

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expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was close to the median. The directors took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose,

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they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

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Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to April 30, 2021, High Yield Portfolio was named FlexFee High Yield Portfolio.

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NOTES

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NOTES

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NOTES

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AB TOTAL RETURN BOND PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TRB-0152-0421

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM	11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Bond Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	June 25, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	June 25, 2021

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	June 25, 2021